                                             -----------------------------------
                                             OMB APPROVAL
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                                             hours per response. . . . . . .19.4
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-05547
                                  ---------------------------------------------

                                  Laudus Trust
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                  3435 Stelzer Road, Columbus, Ohio 43219-8006
-------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

       BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219-8006
-------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:  (614) 470-8000
                                                    ---------------------------

Date of fiscal year end:   March 31, 2005
                         -------------------

Date of reporting period:  March 31, 2005
                          ------------------

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

         Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

 ANNUAL REPORT                                       (LAUDUS FUNDS LOGO)
 March 31, 2005


                                                    COMMAND PERFORMANCE (TM)




U.S. EQUITY FUNDS
Laudus Rosenberg U.S. Large Capitalization Fund
Laudus Rosenberg U.S. Large Capitalization Growth Fund
Laudus Rosenberg U.S. Discovery Fund
Laudus Rosenberg U.S. Small Capitalization Fund

INTERNATIONAL EQUITY FUNDS
Laudus Rosenberg International Equity Fund
Laudus Rosenberg International Small Capitalization Fund

LONG/SHORT EQUITY FUNDS
Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund Laudus Rosenberg Global Long/Short Equity Fund
Laudus Rosenberg Value Long/Short Equity Fund





Each of the Funds is a series of Laudus Trust, which is an open-end management investment company offering diversified portfolios with different investment objectives and strategies.


Charles Schwab Investment Management, Inc. is the Investment Adviser to the Funds and AXA Rosenberg Investment Management LLC is the Sub-adviser.

Table of Contents




1        PRESIDENT'S MESSAGE

2        MANAGEMENT'S DISCUSSION

7        PERFORMANCE AND FUND FACTS

21       FUND EXPENSES

23       FINANCIAL STATEMENTS AND NOTES

137      REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

139      TRUSTEES AND OFFICERS OF LAUDUS TRUST

141      DEFINITIONS,TERMS AND OTHER INFORMATION




NOTICE ABOUT DUPLICATE MAILINGS

In order to reduce expenses of the Laudus Trust incurred in connection with the mailing of prospectuses, prospectus supplements, semi-annual reports and annual reports to multiple shareholders at the same address, Laudus Trust may in the future deliver one copy of a prospectus, prospectus supplement, semi-annual report or annual report to a single investor sharing a street address or post office box with other investors, provided that all such investors have the same last name or are believed to be members of the same family. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you share an address with another investor and wish to receive your own prospectus, prospectus supplements, semi-annual reports and annual reports, please call the Trust toll-free at 800.447.3332.

Each of the Funds is a series of the Laudus Trust (the "Trust"), an open-end management investment company offering multiple portfolios with different investment objectives and strategies. Except as explicitly described otherwise, the investment objective and policies of each of the Funds may be changed without shareholder approval. The Funds are advised by Charles Schwab Investment Management, Inc. ("CSIM"). AXA Rosenberg Investment Management LLC ("AXA Rosenberg") acts as Sub-adviser to the Funds. The Funds are distributed by Laudus Distributor, Inc.

President's Message

                     I'm pleased to report that just one year after forming the Laudus Funds Group, and despite the equity market's recent volatility, all but one of the nine Laudus Rosenberg Funds outperformed their respective benchmarks over the 12-month period. Not only that, but the Laudus Rosenberg International Small Capitalization Fund was honored with Standard & Poor's/Business Week Excellence in Fund Management Award for 2005 in the foreign, team-managed fund category.



                     I speak for all of the Laudus Funds Group when I say we are proud of the performance of our family of funds over the last year and pleased with the recognition we've received for delivering that performance.



                     By offering Laudus Funds to retail investors and registered investment advisors, we provide you with access to Fund managers who take a disciplined, institutional style approach that is designed to benefit shareholders. Investing in international small-cap companies, for example, takes a great deal of research that isn't readily available to most investors and is time-consuming for advisors to identify and monitor. Our fund managers do that for you.




                     We continually evaluate the potential of new products to meet the needs of both our retail and advisor clients. To this end, on May 2, 2005, we launched the Laudus Rosenberg U.S. Large Capitalization Value Fund to provide you with a choice for the large-cap value portion of your portfolio. This Fund is designed to deliver capital appreciation through investing in large-cap value stocks.




                     We also remain committed to seeking out ways to increase the value we offer our shareholders. Effective May 2, 2005 the Institutional Shares minimum for all Laudus Funds was reduced from $1,000,000 to $50,000, making the lower-cost Institutional Shares available to a broader audience of investors who meet the reduced minimum.




                     I want to remind you that your trust is very important to us and we will do all we can to maintain it. Thank you for investing with us.

                     Sincerely,

                     /s/ Jana D. Thompson

Investors should consider carefully information contained in the prospectus, including investment objectives, risks, charges and expenses. You can request a prospectus by calling 800-447-3332. Please read the prospectus carefully before investing.

(PHOTO OF JANA D. THOMPSON)

JANA D. THOMPSON is
President and CEO of
Laudus Funds. Prior to
joining Charles Schwab
& Co., Inc. in 2000,
Jana enjoyed a 16-year
career in asset
management and client
services.

                                                   Laudus Funds Annual Report  1

Management's Discussion for the year ended March 31, 2005

U.S. MARKET OVERVIEW


U.S. equity markets rose during the 12 months ending March 31, 2005, with strongest performance coming in the last three months of 2004 when the S&P 500 Index gained 9.23%. For the full twelve month period, the S&P 500 was up 6.69%. Mid-cap stocks turned in the best performance over the period, followed by small-cap stocks, with the large-cap sector posting smaller increases. Overall, value outperformed growth for the period in both large- and small-cap sectors.

With spiking crude oil prices in the headlines all year long, it was no surprise that the Energy sector turned in the best performance for the period, followed by the Utilities and Materials sectors. The Financial sector turned in the worst performance, but Technology was a close second in terms of overall decline.

There were a number of other issues that dogged the market during the course of the year, primarily slowing economic growth, disappointing job creation, inflation fears, and interest rate increases. The Federal Reserve raised its short-term interest rate target seven times during the year. On the plus side, the U.S. economy continued steady, if slowing, growth, and corporate earnings showed healthy increases over the period.

U.S. EQUITY FUNDS PERFORMANCE

In contrast to 2003, investors appeared to be increasing their focus on earnings as the reporting period unfolded. Evidence of this behavior is the fact that stocks with higher trading activity and growth characteristics, which typically deliver inferior earnings, underperformed the broad market during this period. Given our emphasis on selecting stocks that will produce greater earnings relative to price than the benchmark, this was a more favorable investment environment.

While the reward to earnings is the biggest driver of our relative performance over time, our portfolios have exposures to risk characteristics and industries that also have an impact on performance. These active exposures are a by-product of trading off the return opportunities identified by our stock selection models with the risk of deviating from the benchmark on these dimensions.

TOTAL RETURNS are for the year ended 3/31/05. For performance details see pages 7-10.

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND(1)
---------------------------------------------------
AXLIX                 AXLVX            Russell
                                       1000(R)
Institutional shares  Investor shares  Index
9.66%                 9.22%            7.24%

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND(1)
---------------------------------------------------------
                                           Russell
REDIX                   REFIX              1000(R)
Institutional shares    Investor shares    Growth Index
3.42%                   3.14%              1.16%

LAUDUS ROSENBERG U.S. DISCOVERY FUND(1,2)
---------------------------------------------------------
RDISX                   RDIVX              Russell
Institutional shares    Investor shares    2500(TM) Index
9.98%                   9.70%              8.21%

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND(1,2)
-------------------------------------------------------------------
(closed to new investors)
USCIX                 LIFUX           BRSCX            Russell
                                                       2000(R)
Institutional shares  Adviser shares  Investor shares  Index
9.36%                 9.12%           9.00%            5.41%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

Total returns include change in share price and reinvestment of distributions. Total returns reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

Investors cannot invest directly in any index.

(1) Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

(2) Small capitalization funds typically carry additional risks since smaller companies generally have experienced a greater degree of market volatility.

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND The U.S. Large Capitalization Fund Institutional Shares were up 9.66%, outperforming the Russell 1000(R) Index benchmark return of 7.24% for the reporting period.

From a performance attribution view, active exposure to risk factors, industries, and residual stock selection all had positive contribution for the year, with risk factor and industry exposures providing similar contributions, while

2  Laudus Funds Annual Report

Management's Discussion continued


residual stock specific contributions were somewhat smaller.

The Fund's positions in lower Price-to-Book and Price-to-Earnings stocks, and an overweight to price momentum (Relative Strength), were the largest contributors to active performance among risk factors, while a slight Growth overweight and higher Earnings Variation were the largest detractors.

Among industries, overweight positions in Healthcare & Hospitals and Integrated Oil, along with underweight positions in IT Hardware, provided the best contributions. Overweight holdings in Miscellaneous Finance stocks and underweight positions in the Software industry detracted from return versus the benchmark, but to a lesser extent.

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND The U.S. Large Capitalization Growth Fund Institutional Shares were up 3.42%, outperforming the Russell 1000 Growth(R) Index benchmark return of 1.16% for the reporting period.

From a performance attribution view, active exposure to risk factors, industries, and residual stock selection all had positive contribution for the year, with risk factor exposures providing the largest outperformance, followed by stock specific contributions and then risk factor exposures.

The Fund's positions in lower Price-to-Book and Price-to-Earnings stocks, and an overweight to price momentum (Relative Strength), were the largest contributors to active performance among risk factors, while higher Earnings Variation and lower Trading Activity were the largest detractors.

Among industries, underweight positions in IT Hardware and Drugs & Pharmaceuticals provided the best contributions. Overweight holdings in Construction & Homebuilding and underweight positions in Biotechnology detracted from active performance.

LAUDUS ROSENBERG U.S. DISCOVERY FUND The U.S. Discovery Fund Institutional Shares were up 9.98%, outperforming the Russell 2500(R) Index benchmark return of 8.21% for the reporting period.

From a performance attribution view, active exposure to risk factors, industries, and residual stock selection all had positive contribution for the year, with risk factor exposures providing the largest outperformance, followed by industry exposures. Residual stock specific contribution provided a smaller positive contribution.

The Fund's lower Price-to-Book and Price-to-Earnings and lower Financial Leverage exposures were the largest contributors to active performance among risk factors, while higher Earnings Variation and lower Trading Activity were the largest detractors.

Among industries, underweight positions in IT Hardware combined with greater than benchmark weights in Oil Distribution and Land & Water Transportation provided the largest contributions. Underweight in REITs and Software stocks detracted the most from active performance.

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND The U.S. Small Capitalization Fund Institutional Shares were up 9.36%, outperforming the Russell 2000(R) Index benchmark return of 5.41% for the reporting period.

From a performance attribution view, active exposure to risk factors, industries, and residual stock selection all had positive contribution for the fiscal year, with risk factor exposures providing the largest outperformance, followed by residual stock selection. Industry exposures also provided significant alpha over the year, but to a lesser extent than other exposures.

The Fund's lower Price-to-Book and Price-to-Earnings and lower Financial Leverage exposures were the largest contributors to active performance among risk factors, while higher Earnings Variation and lower Trading Activity were the largest detractors.

Among industries, underweight positions in IT Hardware combined with greater-than-benchmark weight in Land & Water Transportation stocks provided the largest contributions. Underweighting in REITs and Software stocks detracted the most from active performance.

INTERNATIONAL EQUITY MARKET OVERVIEW

After a weak start at the beginning of 2004, global equity markets ended the calendar year up strongly. The year-end rally carried into the first quarter of 2005 with most global markets hitting twelve-month highs in dollar-denominated returns in the month of March. Global equity markets performed well over this period with many regional indexes posting strong returns. International small-and mid-cap stocks also performed well, as global small-cap indexes posted double-digit returns.


                                                   Laudus Funds Annual Report  3

Management's Discussion continued

The stories for the year were the rally in the commodity sector and the continuing increase in U.S. interest rates, which began in June 2004. Commodity-related industry groups such as Oil Services and Integrated Oil, along with Basic Materials, provided the best overall returns. A global increase in merger and acquisition activity also has helped support the equity markets. Value stocks continued their multi-year rally and outperformed their growth peers in most markets. The weakness in the dollar over the past year has helped dollar-based returns but recent dollar strength has muted some full-year returns. Record high oil prices, higher commodity prices, increasing interest rates along with rising consumer prices all helped push the market lower, with global sentiment becoming more restrained by the end of the first quarter of 2005.

After a positive start at the beginning of 2005, the European continent has shown signs of continuing poor economic performance. Increasing unemployment levels in both France and Germany, the appreciation of the Euro, and rising oil prices have contributed to a weak economic outlook for the continent as a whole. Japan has produced a mixed economic picture for the first part of the year, although revised economic data for Q4 2004 has increased confidence that Japan is finally moving out of recession. Japan's proximity to the fast-growing Chinese economy also should continue to provide a boost to economic activity.

INTERNATIONAL EQUITY FUNDS PERFORMANCE

While the reward to earnings is the biggest driver of our relative performance over time, our portfolios have exposures to risk characteristics and industries that will also have an impact on performance. These active exposures are a by-product of trading off the return opportunities identified by our stock selection models with the risk of deviating from the benchmark on these dimensions.

TOTAL RETURNS below are for the year ended 3/31/05. For performance details see pages 11-14.

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND(1)
-------------------------------------------------
                                       MSCI-
REQIX                 RIEIX            EAFE(R)
Institutional shares  Investor shares  Index
14.36%                13.79%           15.49%

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND(1,2)
-------------------------------------------------------------
ICSIX                     RISIX                NGSCexUS(R)
Institutional shares      Investor shares      Index
26.52%                    26.16%               24.48%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

Total returns include change in share price and reinvestment of distributions. Total returns reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

Investors cannot invest directly in any index.

(1) International investing involves increased risk and volatility.

(2) Small capitalization funds typically carry additional risks since smaller companies generally have experienced a greater degree of market volatility.

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND The International Equity Fund Institutional Shares were up 14.36%, underperforming the MSCI EAFE(R) Index benchmark return of 15.49% for the reporting period.

From a performance attribution view, active exposure to risk had a positive contribution for the fiscal year, while residual stock selection detracted from the year's overall performance. Among risk factors, the Fund's below-benchmark Price-to-Book and higher Dividend Yield profile were the largest contributions to active performance, followed closely by a slightly smaller overall capitalization than the benchmark.

Among industry groups, overweight positions in Construction Materials and Homebuilding were positive contributors to returns, which helped offset an underweight in the Retail industry, the largest detractor from active performance.

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND The International Small Capitalization Fund Institutional Shares were up 26.52%, outperforming the Nomura Global Small Cap World ex US (NGSCexUS(R)) Index benchmark return of 24.48% for the reporting period. In contrast to 2003, investor focus shifted towards earnings and fundamental value when compared with the previous year, and this sentiment towards value helped boost the Fund's performance.

From a performance attribution view, active exposure to risk factors and stock selection had positive contributions for the year. The Fund's lower-than-benchmark Price-to-

4  Laudus Funds Annual Report

Management's Discussion continued

Book profile and higher exposure to Relative Strength (a measure of price momentum) made the largest positive contributions to active performance among risk factors. The largest offsetting factor was the below-benchmark Beta.

Among industry groups, an overweight position in Basic Minerals and Materials and underweighting IT Hardware were the largest positive contributors to returns. An underweight position in Banks and Credit Institutions was the largest detractor from active performance. With the large number of holdings in the portfolio, no single stock was a major contributor to returns but incremental positive performance by a large number of stocks contributed to outperformance for the full fiscal year.

LONG/SHORT EQUITY FUNDS PERFORMANCE

TOTAL RETURNS below are for the year ended 3/31/05. For performance details see pages 15-20.

LAUDUS ROSENBERG U.S. LARGE/ MID CAPITALIZATION LONG/ SHORT
EQUITY FUND(1)
-------------------------------------------------------------
                                               90-Day
SSMNX                     RMNIX                Treasury Bills
Institutional shares      Investor shares      (T-Bills)
5.93%                     5.52%                1.86%

LAUDUS ROSENBERG GLOBAL LONG/ SHORT EQUITY FUND(2)
-------------------------------------------------------------
                                               90-Day
MSMNX                     RMSIX                Treasury Bills
Institutional shares      Investor shares      (T-Bills)
2.83%                     2.50%                1.86%

LAUDUS ROSENBERG VALUE LONG/ SHORT EQUITY FUND(3)
-------------------------------------------------------------
                                               90-Day
BMNIX                     BRMIX                Treasury Bills
Institutional shares      Investor shares      (T-Bills)
6.48%                     6.12%                1.86%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

Total returns include change in share price and reinvestment of distributions. Total returns reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

Investments in long/short funds are more volatile and risky than some other forms of investments. Since they have both long and short portfolios, an investment will involve risks associated with twice the number of investment decisions made for a typical stock fund. These types of funds typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized. While it may be the intent of the Manager to take long positions in stocks that outperform the market and short positions in stocks that underperform the market, there is no assurance that the Manager will be successful.

The Funds may sell a security short by borrowing it from a third party and selling it at the then-current market price. The Funds are obligated to buy the security on a later date so it can return the security to the lender. Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Moreover, because the Fund's loss on a short sale arises from increases in the value of the security sold short, the extent of such loss is theoretically unlimited.

The Funds use the return that an investor could achieve through an investment in 3-month U.S. Treasury Bills as a benchmark against which to measure the Fund's performance. AXA Rosenberg attempts to achieve returns for the Fund's shareholders which exceed the benchmark. An investment in the Fund is different from an investment in 3-month U.S. Treasury Bills because, among other differences, U.S. Treasury Bills are backed by the full faith and credit of the U.S. Government, U.S. Treasury Bills have a fixed rate of return, investors in U.S. Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in U.S. Treasury Bills.

(1) Mid capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, historically, their stocks have experienced a greater degree of volatility.

(2) International investing involves increased risk and volatility.

(3) Value-based investments are subject to the risk that the broad market may not recognize their value.

LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND The U.S. Large/Mid Capitalization Long/Short Equity Fund Institutional Shares were up 5.93% for the reporting period, outperforming the benchmark, 90-day T-bills, which returned 1.86%. The period was favorable to our investment process as the Fund saw positive returns from both the risk profile and industry exposures, as well as from residual stock selection. When all elements contribute positively, we feel confident the market is rewarding earnings and our philosophy of buying risk-adjusted future earnings at attractive prices.

In this climate, the Fund's exposure to low Price-to-Book and Price-to-Earnings stocks helped, as did the exposure to high Relative Strength stocks. The Fund maintained a virtually zero exposure to Beta over the course of the year, which is an explicit goal. The best performing industries for the Fund were net long positions in energy-related areas, as well as net short positions in IT

                                                   Laudus Funds Annual Report  5

Management's Discussion continued

Hardware and Drugs & Pharmaceuticals. The top individual stock contributor was a long position in Burlington Northern, while a long position in Pfizer was the worst contributor.

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND The Global Long/Short Equity Fund Institutional shares were up 2.83%, outperforming the 90-day T-Bills benchmark return of 1.86% for the reporting period.

As discussed in the prospectus, the Fund invests in several sub-strategies, each of which is unique. While we expect each of the sub-strategies to have overall positive returns individually, we generally do not expect all of them to be positive at the same time. This builds diversification into the Global Long/Short Fund and is designed to reduce the overall volatility of the returns.

Since these sub-strategies have different views and select from different markets, looking at an overall profile can be misleading. But, on this basis, the Fund earned positive returns from exposure to stocks with lower Price-to-Book and Price-to-Earnings, as well as those with higher-than-average Relative Strength. Industry contributions came from long positions in basic industries such as Energy, Materials, and Transports, as well as net short positions in IT Hardware and Drugs & Pharmaceuticals. The top individual stock contributor was a long position in Seaboard, a marine shipping firm, while a long position in Biogen was the worst contributor.

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND The Value Long/Short Equity Fund Institutional Shares were up 6.48%, outperforming the 90-day T-bills benchmark return of 1.86% for the reporting period.

The period was favorable not only to our investment process, but also to the kinds of "value" stocks the Fund tends to own. The returns over the period were attributable largely to the risk composition of the Fund's holdings, especially the Fund's owning lower Price-to-Book and Price-to-Earnings stocks with higher-then-average Relative Strength. The Fund also benefited from a below-market Beta and from holding firms with lower Financial Leverage, which may be an outcome of the Federal Reserve's raising interest rates.

The Fund's risk composition is not explicitly targeted, but results from the balance between seeking performance and controlling risk. Industry contributions were spread among long positions in basic and intermediate-goods industries such as Energy, Materials, and Transports, as well as net short positions in IT Hardware and Drugs & Pharmaceuticals. A net short position in REITs hurt as these vehicles did well amid rising rates. Top performer was a short position in Krispy Kreme Doughnuts, while a long position in Omnicare was the worst contributor.

Nothing in this report represents a recommendation of a security by the investment advisor.

6  Laudus Funds Annual Report

Performance and Fund Facts

Laudus Rosenberg U.S. Large Capitalization Fund as of 3/31/05

PERFORMANCE OF A HYPOTHETICAL                                PERFORMANCE OF A HYPOTHETICAL
$1 MILLION INVESTMENT IN INSTITUTIONAL SHARES(1)             $10,000 INVESTMENT IN INVESTOR SHARES(1)
-----------------------------------------------------------  -----------------------------------------------------------

                                                                   INSTITUTIONAL SHARES            RUSSELL 1000(R) INDEX
                                                                   --------------------            ---------------------
-----------------------------------------------------------  -----------------------------------------------------------
6/19/02                                                                   1.0000                           1.0000
3/03                                                                      0.8322                           0.8580
3/04                                                                      1.1013                           1.1701
3/05                                                                      1.2076                           1.2548

                                                                      INVESTOR SHARES                 RUSSELL 1000(R) INDEX
                                                                      ---------------                 ---------------------
7/31/02                                                                    10.000                             10.000
3/03                                                                        9.358                              9.419
3/04                                                                       12.342                             12.846
3/05                                                                       13.480                             13.775

AVERAGE ANNUAL TOTAL RETURNS(1)
------------------------------------------------------------

CLASS
AND
INCEPTION                                         SINCE INCEPTION
DATE                         1-YEAR        INSTITUTIONAL        INVESTOR
Institutional
  (6/19/02)                   9.66%            7.02%
Investor (7/31/02)            9.22%                              11.85%
Russell 1000(R) Index         7.24%            7.28%             10.03%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

Investors cannot invest directly in any index.

(1) Total returns include change in share price and reinvestment of distributions. Total returns reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                                   Institutional    Investor
FUND OVERVIEW(2)                      Shares         Shares
-------------------------------------------------------------
Initial Investment                 $1 million       $2,500
Inception Date                     6/19/02          7/31/02
Total Net Assets ($ x 1,000)       $44,559          $2,786
Ticker Symbol                      AXLIX            AXLVX
Cusip                              51855Q101        51855Q853
NAV                                $11.79           $11.81
Expense Ratio(3)                   0.99%            1.35%

FUND CHARACTERISTICS(2)
--------------------------------------------------------
Number of Securities                                 213
Median Market Capitalization (Wtd., $ x          $21,960
  1,000,000)
Portfolio Turnover (One year trailing)            127.89%
Price to Earnings (P/E)                            17.54
Price to Book (P/B)                                 2.51
Price to Cash Flow                                 11.83
Beta                                                 0.9
Return on Equity                                   15.90%
Five-Year Earnings Growth                          16.44%
TOP EQUITY HOLDINGS(2) % of Net Assets
--------------------------------------------------------
Citigroup, Inc.                                      3.8%
Johnson & Johnson                                    3.8%
IBM Corp.                                            3.3%
Bank of America Corp.                                3.3%
ChevronTexaco Corp.                                  3.0%
ConocoPhillips                                       2.7%
UnitedHealth Group, Inc.                             2.7%
Exxon Mobil Corp.                                    2.7%
Dell, Inc.                                           2.6%
General Electric Co.                                 2.6%
TOTAL                                               30.5%

PORTFOLIO COMPOSITION(2) % of Net Assets
--------------------------------------------------------

SECTOR WEIGHTINGS
[PIE GRAPH]

Financials                                                                       22.5
Consumer Discretionary                                                           16.2
Information Technology                                                           13.7
Health Care                                                                      12.2
Energy                                                                           11.3
Industrials                                                                       9.3
Consumer Staples                                                                  5.1
Materials                                                                         4.9
Utilities                                                                         3.1
Telecommunications Services                                                       1.7

(2) Portfolio holdings are subject to change and may not represent current or future holdings.

(3) Reflects contractual limitations by Manager to waive its management fee and/or bear certain expenses.

                                                   Laudus Funds Annual Report  7

Performance and Fund Facts

Laudus Rosenberg U.S. Large Capitalization Growth Fund as of 3/31/05

PERFORMANCE OF A HYPOTHETICAL                                PERFORMANCE OF A HYPOTHETICAL
$1 MILLION INVESTMENT IN INSTITUTIONAL SHARES(1)             $10,000 INVESTMENT IN INVESTOR SHARES(1)
-----------------------------------------------------------  -----------------------------------------------------------

                                                                   INSTITUTIONAL SHARES         RUSSELL 1000(R) GROWTH INDEX
                                                                   --------------------         ----------------------------
-----------------------------------------------------------  -----------------------------------------------------------
6/7/00                                                                    1.0000                           1.0000
3/01                                                                      0.7729                           0.6007
3/02                                                                      0.7859                           0.5887
3/03                                                                      0.6077                           0.4312
3/04                                                                      0.8072                           0.5699
3/05                                                                      0.8348                           0.5765

                                                                      INVESTOR SHARES              RUSSELL 1000(R) GROWTH INDEX
                                                                      ---------------              ----------------------------
8/15/03                                                                    10.000                             10.000
3/04                                                                       11.450                             11.284
3/05                                                                       11.810                             11.415

AVERAGE ANNUAL TOTAL RETURNS(1)
------------------------------------------------------------

CLASS AND
INCEPTION                                                       SINCE INCEPTION
DATE                         1-YEAR        3-YEAR        INSTITUTIONAL        INVESTOR
Institutional
  (6/7/00)                    3.42%         2.03%           -3.68%
Investor (8/15/03)            3.14%           n/a                              10.76%
Russell 1000(R)
  Growth Index                1.16%        -0.69%           -9.82%              8.48%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

Investors cannot invest directly in any index.

(1) Total returns include change in share price and reinvestment of distributions. Total returns reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                                   Institutional    Investor
FUND OVERVIEW(2)                      Shares         Shares
-------------------------------------------------------------
Initial Investment                 $1 million       $2,500
Inception Date                     6/7/00           8/15/03
Total Net Assets ($ x 1,000)       $5,056           $1,894
Ticker Symbol                      REDIX            REFIX
Cusip                              51855Q200        51855Q846
NAV                                $8.07            $8.15
Expense Ratio(3)                   0.99%            1.32%

FUND CHARACTERISTICS(2)
--------------------------------------------------------
Number of Securities                                 237
Median Market Capitalization (Wtd., $ x          $43,799
  1,000,000)
Portfolio Turnover (One year trailing)             77.81%
Price to Earnings (P/E)                            19.69
Price to Book (P/B)                                 3.54
Price to Cash Flow                                 13.89
Beta                                                0.96
Return on Equity                                   20.88%
Five-Year Earnings Growth                          18.46%
TOP EQUITY HOLDINGS(2) % of Net Assets
--------------------------------------------------------
Johnson & Johnson                                    4.0%
Pfizer, Inc.                                         2.9%
Procter & Gamble Co.                                 2.7%
Microsoft Corp.                                      2.6%
IBM Corp.                                            2.4%
Dell, Inc.                                           2.2%
Intel Corp.                                          2.1%
Wal-Mart Stores, Inc.                                1.8%
UnitedHealth Group, Inc.                             1.8%
Cisco Systems, Inc.                                  1.7%
TOTAL                                               24.2%

PORTFOLIO COMPOSITION(2) % of Net Assets
--------------------------------------------------------

SECTOR WEIGHTINGS

Health Care                                                                      21.8
Consumer Discretionary                                                           19.8
Information Technology                                                           19.2
Industrials                                                                      11.1
Consumer Staples                                                                 10.0
Financials                                                                        9.5
Materials                                                                         4.2
Energy                                                                            2.5
Telecommunications Services                                                       1.0
Utilities                                                                         0.9

(2) Portfolio holdings are subject to change and may not represent current or future holdings.
(3) Reflects contractual limitations by Manager to waive its management fee and/or bear certain expenses.

8  Laudus Funds Annual Report

Performance and Fund Facts

Laudus Rosenberg U.S. Discovery Fund as of 3/31/05

PERFORMANCE OF A HYPOTHETICAL                                PERFORMANCE OF A HYPOTHETICAL
$1 MILLION INVESTMENT IN INSTITUTIONAL SHARES(1)             $10,000 INVESTMENT IN INVESTOR SHARES(1)
-----------------------------------------------------------  -----------------------------------------------------------

                                                                   INSTITUTIONAL SHARES            RUSSELL 2500(TM) INDEX
                                                                   --------------------            ----------------------
-----------------------------------------------------------  -----------------------------------------------------------
9/4/01                                                                    1.0000                           1.0000
3/02                                                                      1.1125                           1.0862
3/03                                                                      0.9586                           0.8255
3/04                                                                      1.4945                           1.3261
3/05                                                                      1.6437                           1.4350

                                                                      INVESTOR SHARES                 RUSSELL 2500(TM) INDEX
                                                                      ---------------                 ----------------------
10/3/01                                                                    10.000                             10.000
3/02                                                                       11.834                             12.175
3/03                                                                       10.178                              9.253
3/04                                                                       15.799                             14.864
3/05                                                                       17.331                             16.085

AVERAGE ANNUAL TOTAL RETURNS(1)
------------------------------------------------------------

CLASS AND
INCEPTION                                                       SINCE INCEPTION
DATE                         1-YEAR        3-YEAR        INSTITUTIONAL        INVESTOR
Institutional
  (9/4/01)                    9.98%        13.89%           14.94%
Investor (10/3/01)            9.70%        13.56%                              17.06%
Russell 2500(TM)
  Index                       8.21%         9.73%           10.64%             14.57%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

Investors cannot invest directly in any index.

(1) Total returns include change in share price and reinvestment of distributions. Total returns reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                                   Institutional    Investor
FUND OVERVIEW(2)                      Shares         Shares
-------------------------------------------------------------
Initial Investment                 $1 million       $2,500
Inception Date                     9/4/01           10/3/01
Total Net Assets ($ x 1,000)       $256,444         $58,284
Ticker Symbol                      RDISX            RDIVX
Cusip                              51855Q309        51855Q838
NAV                                $15.96           $15.88
Expense Ratio(3)                   1.14%            1.49%

FUND CHARACTERISTICS(2)
--------------------------------------------------------
Number of Securities                                 905
Median Market Capitalization (Wtd., $ x           $1,862
  1,000,000)
Portfolio Turnover (One year trailing)             62.60%
Price to Earnings (P/E)                            17.32
Price to Book (P/B)                                 1.95
Price to Cash Flow                                 10.53
Beta                                                1.00
Return on Equity                                   12.16%
Five-Year Earnings Growth                          19.73%
TOP EQUITY HOLDINGS(2) % of Net Assets
--------------------------------------------------------
Cognizant Tech Solutions                             1.3%
Harris Corp.                                         1.0%
Triad Hospitals, Inc.                                1.0%
Crown Castle International                           1.0%
Storage Technology                                   1.0%
Edwards Lifescience Corp.                            1.0%
Lam Research Corp.                                   0.9%
Invitrogen Corp.                                     0.9%
Grant Prideco, Inc.                                  0.9%
HCC Insurance Holdings                               0.9%
TOTAL                                                9.9%

PORTFOLIO COMPOSITION(2) % of Net Assets
--------------------------------------------------------

SECTOR WEIGHTINGS

Consumer Discretionary                                                           21.4
Financials                                                                       18.8
Industrials                                                                      18.1
Information Technology                                                           10.8
Health Care                                                                      10.6
Materials                                                                         7.3
Energy                                                                            5.8
Consumer Staples                                                                  2.9
Utilities                                                                         2.9
Telecommunications Services                                                       1.4

(2) Portfolio holdings are subject to change and may not represent current or future holdings.

(3) Reflects contractual limitations by Manager to waive its management fee and/or bear certain expenses.

                                                   Laudus Funds Annual Report  9

Performance and Fund Facts

Laudus Rosenberg U.S. Small Capitalization Fund as of 3/31/05

PERFORMANCE OF A HYPOTHETICAL
$1 MILLION INVESTMENT IN INSTITUTIONAL SHARES(1)
----------------------------------------
(LINE GRAPH)

                                                                    INSTITUTIONAL SHARES              RUSSELL 2000(R) INDEX
                                                                    --------------------              ---------------------
3/31/95                                                                    1.0000                             1.0000
3/96                                                                       1.3568                             1.3615
3/97                                                                       1.6218                             1.4311
3/98                                                                       2.3508                             2.0323
3/99                                                                       1.8675                             1.7020
3/00                                                                       2.4531                             2.3367
3/01                                                                       2.4222                             1.9785
3/02                                                                       3.0016                             2.2552
3/03                                                                       2.4883                             1.6470
3/04                                                                       3.9024                             2.6893
3/05                                                                       4.2677                             2.8443

PERFORMANCE OF A HYPOTHETICAL
$100,000 INVESTMENT IN ADVISER SHARES(1)
----------------------------------------
(LINE GRAPH)

                                                                       ADVISER SHARES                 RUSSELL 2000(R) INDEX
                                                                       --------------                 ---------------------
1/21/97                                                                    1.0000                             1.0000
3/98                                                                       1.3980                             1.3036
3/99                                                                       1.1086                             1.0917
3/00                                                                       1.4523                             1.4988
3/01                                                                       1.4315                             1.2691
3/02                                                                       1.7695                             1.4466
3/03                                                                       1.4625                             1.0564
3/04                                                                       2.2892                             1.7308
3/05                                                                       2.4980                             1.8244

PERFORMANCE OF A HYPOTHETICAL
$10,000 INVESTMENT IN INVESTOR SHARES(1)
----------------------------------------
(LINE GRAPH)

                                                                      INVESTOR SHARES                 RUSSELL 2000(R) INDEX
                                                                      ---------------                 ---------------------
10/22/96                                                                   10.000                             10.000
3/97                                                                       10.684                              9.857
3/98                                                                       15.430                             13.998
3/99                                                                       12.228                             11.723
3/00                                                                       16.026                             16.095
3/01                                                                       15.783                             13.628
3/02                                                                       19.492                             15.533
3/03                                                                       16.096                             11.344
3/04                                                                       25.174                             18.585
3/05                                                                       27.440                             19.591

AVERAGE ANNUAL TOTAL RETURNS(1)

--------------------------------------------------------------------------------

                                                                                           SINCE INCEPTION
CLASS AND INCEPTION DATE          1-YEAR        5-YEAR        10-YEAR        INSTITUTIONAL        ADVISER        INVESTOR
Institutional (2/22/89)            9.36%        11.71%        15.62%            14.33%
Adviser (1/21/97)                  9.12%        11.46%           n/a                              11.83%
Investor (10/22/96)                9.00%        11.36%           n/a                                              12.71%
Russell 2000(R) Index              5.41%         4.01%        10.43%            10.55%             8.46%           7.61%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

Small capitalization funds typically carry additional risks since smaller companies generally have experienced a greater degree of market volatility.

Investors cannot invest directly in any index.

(1) Total returns include change in share price and reinvestment of distributions. Total returns reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                       Institutional     Adviser     Investor
FUND OVERVIEW(2)          Shares         Shares       Shares
--------------------------------------------------------------
Initial Investment     $1 million       $100,000     $2,500
Inception Date         2/22/89          1/21/97      10/22/96

Total Net Assets ($ x  $948,225         $41,104      $297,927
  1,000)
Ticker Symbol          USCIX            LIFUX        BRSCX
Cusip                  51855Q408        51855Q739    51855Q820
NAV                    $13.50           $13.38       $13.30
Expense Ratio          1.09%            1.31%        1.43%

FUND CHARACTERISTICS(2)
--------------------------------------------------------
Number of Securities                                 776

Median Market Capitalization (Wtd., $ x             $901
  1,000,000)
Portfolio Turnover (One year trailing)             68.09%
Price to Earnings (P/E)                            16.91
Price to Book (P/B)                                 1.77
Price to Cash Flow                                 10.02
Beta                                                0.99
Return on Equity                                   11.11%
Five-Year Earnings Growth                          19.13%

TOP EQUITY HOLDINGS(2) % of Net Assets
--------------------------------------------------------
General Maritime Corp.                               1.3%
Ralcorp Holdings, Inc.                               1.1%
Cleveland-Cliffs, Inc.                               1.1%
Great Lakes Chemical Corp.                           1.1%
Walter Inds, Inc.                                    1.0%
Overseas Shipholding Group                           1.0%
Hercules, Inc.                                       0.9%
Aviall, Inc.                                         0.9%
MPS Group, Inc.                                      0.9%
Invacare Corp.                                       0.9%
TOTAL                                               10.2%

PORTFOLIO COMPOSITION(2) % of Net Assets
--------------------------------------------------------

SECTOR WEIGHTINGS

Industrials                                                                      19.3
Consumer Discretionary                                                           18.5
Financials                                                                       18.3
Information Technology                                                           11.1
Health Care                                                                      10.6
Materials                                                                         9.3
Energy                                                                            6.0
Consumer Staples                                                                  4.0
Utilities                                                                         2.5
Telecommunications Services                                                       0.4

(2) Portfolio holdings are subject to change and may not represent current or future holdings.

10  Laudus Funds Annual Report

Performance and Fund Facts

Laudus Rosenberg International Equity Fund as of 3/31/05

PERFORMANCE OF A HYPOTHETICAL
$1 MILLION INVESTMENT IN INSTITUTIONAL SHARES(1)
------------------------------------------------------------
(LINE GRAPH)

                                                                    INSTITUTIONAL SHARES                 MSCI-EAFE INDEX
                                                                    --------------------                 ---------------
6/7/00                                                                     1.0000                             1.0000
3/01                                                                       0.8150                             0.7628
3/02                                                                       0.7468                             0.7010
3/03                                                                       0.5925                             0.5394
3/04                                                                       0.9113                             0.8531
3/05                                                                       1.0422                             0.9852

PERFORMANCE OF A HYPOTHETICAL
$10,000 INVESTMENT IN INVESTOR SHARES(1)
------------------------------------------------------------
(LINE GRAPH)

                                                                      INVESTOR SHARES                       MSCI-EAFE
                                                                      ---------------                       ---------
12/5/00                                                                    10.000                             10.000
3/01                                                                        9.053                              8.684
3/02                                                                        8.254                              7.980
3/03                                                                        6.543                              6.141
3/04                                                                       10.050                              9.711
3/05                                                                       11.436                             11.216

AVERAGE ANNUAL TOTAL RETURNS(1)

--------------------------------------------------------------------------------

                                                                                                     SINCE INCEPTION
CLASS AND INCEPTION DATE                                          1-YEAR        3-YEAR        INSTITUTIONAL        INVESTOR
Institutional (6/7/00)                                            14.36%        11.75%            0.86%
Investor (12/5/00)                                                13.79%        11.48%                              3.16%
MSCI EAFE(R) Index                                                15.49%        12.06%           -0.31%             2.69%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

International investing involves increased risk and volatility.

Investors cannot invest directly in any index.

(1) Total returns include change in share price and reinvestment of distributions. Total returns reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                                   Institutional    Investor
FUND OVERVIEW(2)                      Shares         Shares
-------------------------------------------------------------
Initial Investment                 $1 million       $2,500
Inception Date                     6/7/00           12/5/00
Total Net Assets ($ x 1,000)       $16,094          $12,491
Ticker Symbol                      REQIX            RIEIX
Cusip                              51855Q507        51855Q812
NAV                                $9.63            $9.61
Expense Ratio(3)                   1.34%            1.72%

FUND CHARACTERISTICS(2)
--------------------------------------------------------
Number of Securities                                 330
Median Market Capitalization (Wtd., $ x          $27,387
  1,000,000)
Portfolio Turnover (One year trailing)             52.06%
Price to Earnings (P/E)                            14.65
Price to Book (P/B)                                 1.57
Price to Cash Flow                                  7.34
Beta                                                0.97
Return on Equity                                   11.44%
Five-Year Earnings Growth                           5.54%
TOP EQUITY HOLDINGS(2) % of Net Assets
--------------------------------------------------------

Shell Trans & Trading                                2.1%
Roche Holding AG                                     2.0%
Vodafone Group Plc                                   1.7%
Royal Bank of Scotland                               1.6%
ENI SpA                                              1.6%
Total SA                                             1.6%
ING Groep NV                                         1.5%
BNP Paribas SA                                       1.4%
Barclays Plc                                         1.4%
Deutsche Telekom AG                                  1.4%
TOTAL                                               16.3%

(2) Portfolio holdings are subject to change and may not represent current or future holdings.

(3) Reflects contractual limitations by Manager to waive its management fee and/or bear certain expenses.

                                                  Laudus Funds Annual Report  11

Performance and Fund Facts  continued

Laudus Rosenberg International Equity Fund as of 3/31/05

PORTFOLIO COMPOSITION(1) % of Net Assets

------------------------------------------------------------

SECTOR WEIGHTINGS

Consumer Discretionary                                                           14.8
Consumer Staples                                                                  5.5
Energy                                                                           11.8
Financials                                                                       29.2
Health Care                                                                       6.6
Industrials                                                                       7.2
Information Technology                                                            1.5
Materials                                                                         9.5
Telecommunications Services                                                       8.2
Utilities                                                                         5.7

PORTFOLIO COMPOSITION(1) % of Net Assets

------------------------------------------------------------

COUNTRY WEIGHTINGS

United Kingdom                                                                   25.9
Japan                                                                            21.5
France                                                                            9.4
Switzerland                                                                       8.6
Germany                                                                           6.1
Australia                                                                         5.1
Spain                                                                             3.8
Italy                                                                             3.8
Netherlands                                                                       2.8
Sweden                                                                            2.6
Hong Kong                                                                         1.8
Denmark                                                                           1.7
Finland                                                                           1.6
Other Countries                                                                   5.3

(1) Portfolio holdings are subject to change and may not represent current or future holdings.

12  Laudus Funds Annual Report

Performance and Fund Facts

Laudus Rosenberg International Small Capitalization Fund as of 3/31/05

PERFORMANCE OF A HYPOTHETICAL                                PERFORMANCE OF A HYPOTHETICAL
$1 MILLION INVESTMENT IN INSTITUTIONAL SHARES(1)             $10,000 INVESTMENT IN INVESTOR SHARES(1)
-----------------------------------------------------------  -----------------------------------------------------------

                                                                   INSTITUTIONAL SHARES                NGSCEXUS INDEX
                                                                   --------------------                --------------
-----------------------------------------------------------  -----------------------------------------------------------
9/23/96                                                                   1.0000                           1.0000
3/97                                                                      1.0130                           0.9912
3/98                                                                      1.0384                           0.9958
3/99                                                                      0.9467                           0.8832
3/00                                                                      1.2500                           1.0700
3/01                                                                      1.1152                           0.8999
3/02                                                                      1.0617                           0.8602
3/03                                                                      1.0049                           0.7864
3/04                                                                      1.7823                           1.4171
3/05                                                                      2.2550                           1.7641

                                                                      INVESTOR SHARES                     NGSCEXUS INDEX
                                                                      ---------------                     --------------
10/29/96                                                                   10.000                             10.000
3/97                                                                       10.090                              9.909
3/98                                                                       10.312                              9.955
3/99                                                                        9.367                              8.830
3/00                                                                       12.315                             10.697
3/01                                                                       10.951                              8.996
3/02                                                                       10.394                              8.599
3/03                                                                        9.820                              7.862
3/04                                                                       17.372                             14.167
3/05                                                                       21.916                             17.635

AVERAGE ANNUAL TOTAL RETURNS(1)
------------------------------------------------------------

CLASS AND
INCEPTION                                                       SINCE INCEPTION
DATE                         1-YEAR        5-YEAR        INSTITUTIONAL        INVESTOR
Institutional
  (9/23/96)                  26.52%        12.52%           10.02%
Investor (10/29/96)          26.16%        12.22%                              9.77%
NGSCexUS                     24.48%        10.52%            6.89%             6.97%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

International investing involves increased risk and volatility.

Small capitalization funds typically carry additional risks since smaller companies generally have experienced a greater degree of market volatility.

Investors cannot invest directly in any index.

(1) Total returns include change in share price and reinvestment of distributions. Total returns reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                                   Institutional    Investor
FUND OVERVIEW(2)                      Shares         Shares
-------------------------------------------------------------
Initial Investment                 $1 million       $2,500
Inception Date                     9/23/96          10/29/96
Total Net Assets ($ x 1,000)       $270,646         $355,766
Ticker Symbol                      ICSIX            RISIX
Cusip                              51855Q606        51855Q796
NAV                                $16.89           $16.73
Expense Ratio(3)                   1.49%            1.83%

FUND CHARACTERISTICS(2)
--------------------------------------------------------
Number of Securities                                1036
Median Market Capitalization (Wtd., $ x           $1,027
  1,000,000)
Portfolio Turnover (One year trailing)             59.70%
Price to Earnings (P/E)                            18.16
Price to Book (P/B)                                 1.28
Price to Cash Flow                                  6.68
Beta                                                0.89
Return on Equity                                    7.35%
Five-Year Earnings Growth                           4.96%
TOP EQUITY HOLDINGS(2) % of Net Assets
--------------------------------------------------------
Fresenius AG                                         0.9%
Fondairia-SAI Spa                                    0.9%
Ciments Francais                                     0.8%
Gambro AB                                            0.8%
Outokumpu Oyj                                        0.8%
Ats Voest-Alpine AG                                  0.7%
Inmobiliaria Colonial                                0.7%
Swiss Life Holdings                                  0.7%
Fred Olsen Energy                                    0.7%
Air France-KLM                                       0.7%
TOTAL                                                7.7%

(2) Portfolio holdings are subject to change and may not represent current or future holdings.
(3) Reflects contractual limitations by Manager to waive its management fee and/or bear certain expenses.

                                                  Laudus Funds Annual Report  13

Performance and Fund Facts  continued

Laudus Rosenberg International Small Capitalization Fund as of 3/31/05

PORTFOLIO COMPOSITION(1) % of Net Assets
------------------------------------------------------------

SECTOR WEIGHTINGS

Industrials                                                                      22.4
Consumer Discretionary                                                           22.0
Financials                                                                       17.3
Materials                                                                        13.8
Consumer Staples                                                                  6.9
Energy                                                                            6.1
Health Care                                                                       4.3
Information Technology                                                            3.5
Utilities                                                                         2.9
Telecommunications Services                                                       0.8

PORTFOLIO COMPOSITION(1) % of Net Assets
------------------------------------------------------------

COUNTRY WEIGHTINGS

Japan                                                                            15.2
United Kingdom                                                                   12.1
France                                                                            9.3
Italy                                                                             8.0
Switzerland                                                                       7.2
Canada                                                                            6.8
Germany                                                                           6.1
Australia                                                                         5.6
Spain                                                                             5.2
Finland                                                                           4.1
Hong Kong                                                                         3.6
Denmark                                                                           3.4
Sweden                                                                            3.2
Other Countries                                                                  10.2

(1) Portfolio holdings are subject to change and may not represent current or future holdings.

14  Laudus Funds Annual Report

Performance and Fund Facts

Laudus Rosenberg U.S. Large/Mid Capitalization
Long/Short Equity Fund as of 3/31/05

PERFORMANCE OF A HYPOTHETICAL                                PERFORMANCE OF A HYPOTHETICAL
$1 MILLION INVESTMENT IN INSTITUTIONAL SHARES(1)             $10,000 INVESTMENT IN INVESTOR SHARES(1)
-----------------------------------------------------------  -----------------------------------------------------------

                                                                   INSTITUTIONAL SHARES                90-DAY T-BILLS
                                                                   --------------------                --------------
-----------------------------------------------------------  -----------------------------------------------------------
10/19/98                                                                  1.0000                           1.0000
3/99                                                                      1.0514                           1.0201
3/00                                                                      1.1546                           1.0705
3/01                                                                      1.0994                           1.1324
3/02                                                                      1.2005                           1.1670
3/03                                                                      1.3554                           1.1848
3/04                                                                      1.2718                           1.1962
3/05                                                                      1.3472                           1.2184

                                                                      INVESTOR SHARES                     90-DAY T-BILLS
                                                                      ---------------                     --------------
11/11/98                                                                   10.000                             10.000
3/99                                                                       10.471                             10.169
3/00                                                                       11.454                             10.672
3/01                                                                       10.875                             11.289
3/02                                                                       11.849                             11.634
3/03                                                                       13.329                             11.811
3/04                                                                       12.468                             11.925
3/05                                                                       13.156                             12.146

AVERAGE ANNUAL TOTAL RETURNS(1)
------------------------------------------------------------

CLASS AND
INCEPTION                                                       SINCE INCEPTION
DATE                         1-YEAR        5-YEAR        INSTITUTIONAL        INVESTOR
Institutional
  (10/19/98)                  5.93%         3.13%            4.73%
Investor (11/11/98)           5.52%         2.81%                              4.39%
90 day T-bills                1.86%         2.65%            3.11%             3.09%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

Investments in long/short funds are more volatile and risky than some other forms of investments. Since they have both long and short portfolios, an investment will involve risks associated with twice the number of investment decisions made for a typical stock fund. These types of Funds typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized. While it may be the intent of the Manager to take long positions in stocks that outperform the market and short positions in stocks that underperform the market, there is no assurance that the Manager will be successful.

The Fund uses the return that an investor could achieve through an investment in 3-month U.S. Treasury Bills as a benchmark against which to measure the Fund's performance. AXA Rosenberg attempts to achieve returns for the Fund's shareholders which exceed the benchmark. An investment in the Fund is different from an investment in 3-month U.S. Treasury Bills because, among other differences, U.S. Treasury Bills are backed by the full faith and credit of the U.S. Government, U.S. Treasury Bills have a fixed rate of return, investors in U.S. Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in U.S. Treasury Bills.

(1) Total returns include change in share price and reinvestment of distributions. Total returns reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                                   Institutional    Investor
FUND OVERVIEW(2)                      Shares         Shares
-------------------------------------------------------------
Initial Investment                 $1 million       $2,500
Inception Date                     10/19/98         11/11/98
Total Net Assets ($ x 1,000)       $12,312          $12,824
Ticker Symbol                      SSMNX            RMNIX
Cusip                              51855Q804        51855Q770
NAV                                $11.44           $11.46
Expense Ratio(3)                   2.94%            3.26%
Expense Ratio(4)                   1.24%            1.61%

FUND CHARACTERISTICS(2)               Long         Short
----------------------------------------------------------
Number of Securities                      91           86
Median Market Capitalization         $16,611      $14,027
  (Wtd., $ x 1,000,000)
Portfolio Turnover (One year          180.14%      166.97%
  trailing)
Price to Earnings (P/E)                15.16        32.47
Price to Book (P/B)                     2.23         3.47
Price to Cash Flow                     10.02        16.58
Beta                                    0.88         0.92
Return on Equity                       16.61%       11.35%
Five-Year Earnings Growth              21.40%        8.41%

(2) Portfolio holdings are subject to change and may not represent current or future holdings.
(3) Reflects contractual limitations by Manager to waive its management fee and/or bear certain expenses. This amount includes interest expense and dividend expense on securities sold short.

(4) Reflects contractual limitations by Manager to waive its management fee and/or bear certain expenses, exclusive of nonrecurring account fees, extraordinary expenses, interest expense, and dividends on securities sold short.

                                                  Laudus Funds Annual Report  15

Performance and Fund Facts  continued

Laudus Rosenberg U.S. Large/Mid Capitalization
Long/Short Equity Fund as of 3/31/05

TOP EQUITY HOLDINGS(1) % of Net Assets
                                                    Long
-------------------------------------------------------------
Bank of America Corp.                               4.5%
IBM Corp.                                           4.2%
Occidental Petroleum Corp.                          3.9%
Prudential Financial, Inc.                          3.8%
Burlington North Santa Fe                           3.3%
Aetna, Inc.                                         3.1%
UnitedHealth Group, Inc.                            3.0%
Citigroup, Inc.                                     2.1%
Wellpoint, Inc.                                     2.0%
Raytheon Co.                                        2.0%
TOTAL                                               31.9%
TOP EQUITY HOLDINGS(1) % of Net Assets              Short
-------------------------------------------------------------
HCA the Health Care Co.                             -3.4%
Wal-Mart Stores, Inc.                               -3.1%
Coca Cola Co.                                       -2.7%
Fifth Third Bancorp                                 -2.6%
Oracle Corp.                                        -2.3%
Amgen, Inc.                                         -2.2%
Kimberly-Clark Corp.                                -2.1%
Paychex, Inc.                                       -2.1%
Kohl's Corp.                                        -2.1%
Ups, Inc., Class B                                  -2.0%
TOTAL                                               -24.6%

PORTFOLIO COMPOSITION(1) % of Net Assets
------------------------------------------------------------

SECTOR WEIGHTINGS--LONG POSITIONS

Financials                                          22.6
Information Technology                              14.7
Consumer Discretionary                              14.4
Industrials                                         13.3
Health Care                                         10.4
Energy                                               9.4
Materials                                            6.0
Consumer Staples                                     4.5
Utilities                                            4.1
Telecommunications Services                          0.6

PORTFOLIO COMPOSITION(1) % of Net Assets
------------------------------------------------------------

SECTOR WEIGHTINGS--SHORT POSITIONS

Financials                                          23.0
Consumer Discretionary                              17.7
Information Technology                              16.5
Health Care                                         16.3
Industrials                                          8.7
Consumer Staples                                     6.3
Utilities                                            5.6
Materials                                            3.8
Energy                                               2.1

(1) Portfolio holdings are subject to change and may not represent current or future holdings.

16  Laudus Funds Annual Report

Performance and Fund Facts

Laudus Rosenberg Global Long/Short Equity Fund as of 3/31/05

PERFORMANCE OF A HYPOTHETICAL                                PERFORMANCE OF A HYPOTHETICAL
$1 MILLION INVESTMENT IN INSTITUTIONAL SHARES(1)             $10,000 INVESTMENT IN INVESTOR SHARES(1)
-----------------------------------------------------------  -----------------------------------------------------------

                                                                   INSTITUTIONAL SHARES                90-DAY T-BILLS
                                                                   --------------------                --------------
-----------------------------------------------------------  -----------------------------------------------------------
9/29/00                                                                   1.0000                           1.0000
3/01                                                                      0.9644                           1.0287
3/02                                                                      1.0821                           1.0601
3/03                                                                      1.2655                           1.0763
3/04                                                                      1.2047                           1.0866
3/05                                                                      1.2388                           1.1068

                                                                      INVESTOR SHARES                     90-DAY T-BILLS
                                                                      ---------------                     --------------
8/23/01                                                                    10.000                             10.000
3/02                                                                       10.358                             10.168
3/03                                                                       12.075                             10.323
3/04                                                                       11.462                             10.423
3/05                                                                       11.748                             10.616

AVERAGE ANNUAL TOTAL RETURNS(1)
------------------------------------------------------------

CLASS AND
INCEPTION                                                       SINCE INCEPTION
DATE                         1-YEAR        3-YEAR        INSTITUTIONAL        INVESTOR
Institutional
  (9/29/00)                   2.83%         4.61%            4.87%
Investor (8/23/01)            2.50%         4.29%                              4.57%
90 day T-bills                1.86%         1.46%            2.28%             1.68%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

Investments in long/short funds are more volatile and risky than some other forms of investments. Since they have both long and short portfolios, an investment will involve risks associated with twice the number of investment decisions made for a typical stock fund. These types of Funds typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized. While it may be the intent of the Manager to take long positions in stocks that outperform the market and short positions in stocks that underperform the market, there is no assurance that the Manager will be successful.

The Fund uses the return that an investor could achieve through an investment in 3-month U.S. Treasury Bills as a benchmark against which to measure the Fund's performance. AXA Rosenberg attempts to achieve returns for the Fund's shareholders which exceed the benchmark. An investment in the Fund is different from an investment in 3-month U.S. Treasury Bills because, among other differences, U.S. Treasury Bills are backed by the full faith and credit of the U.S. Government, U.S. Treasury Bills have a fixed rate of return, investors in U.S. Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in U.S. Treasury Bills.

International investing involves increased risk and volatility.

(1) Total returns include change in share price and reinvestment of distributions. Total returns reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                                   Institutional    Investor
FUND OVERVIEW(2)                      Shares         Shares
-------------------------------------------------------------
Initial Investment                 $1 million       $2,500
Inception Date                     9/29/00          8/23/01
Total Net Assets ($ x 1,000)       $15,140          $6,094
Ticker Symbol                      MSMNX            RMSIX
Cusip                              51855Q879        51855Q754
NAV                                $11.62           $11.49
Expense Ratio(3)                   3.82%            4.26%
Expense Ratio(4)                   1.99%            2.34%

FUND CHARACTERISTICS(2)                 Long        Short
-----------------------------------------------------------
Number of Securities                      684          590
Median Market Capitalization           $7,679       $7,354
  (Wtd., $ x 1,000,000)
Portfolio Turnover (One year           152.24%      150.83%
  trailing)
Price to Earnings (P/E)                 18.42        31.21
Price to Book (P/B)                      2.14         3.03
Price to Cash Flow                      10.43        13.66
Beta                                     1.02         1.02
Return on Equity                        12.69%       10.16%
Five-Year Earnings Growth               13.66%        6.33%

(2) Portfolio holdings are subject to change and may not represent current or future holdings.

(3) Reflects contractual limitations by Manager to waive its management fee and/or bear certain expenses. This amount includes interest expense and dividend expense on securities sold short.

(4) Reflects contractual limitations by Manager to waive its management fee and/or bear certain expenses, exclusive of nonrecurring account fees, extraordinary expenses, interest expense and dividends on securities sold short.

                                                  Laudus Funds Annual Report  17

Performance and Fund Facts  continued

Laudus Rosenberg Global Long/Short Equity Fund as of 3/31/05

TOP EQUITY HOLDINGS(1) % of Net Assets              Long
-------------------------------------------------------------
UnitedHealth Group, Inc.                            1.2%
Johnson & Johnson                                   1.1%
Marvell Tech Group Ltd.                             1.0%
IBM Corp.                                           0.9%
Bank of America Corp.                               0.9%
Avon Products, Inc.                                 0.8%
J.C. Penney Co., Inc.                               0.7%
Aetna, Inc.                                         0.7%
General Electric Co.                                0.7%
Fedex Corp.                                         0.7%
TOTAL                                               8.7%
TOP EQUITY HOLDINGS(1) % of Net Assets              Short
-------------------------------------------------------------
Coca Cola Co.                                       -1.5%
Wal-Mart Stores, Inc.                               -1.2%
Schlumberger Ltd.                                   -1.0%
Automatic Data Products                             -0.9%
Fifth Third Bancorp                                 -0.8%
Paychex, Inc.                                       -0.7%
Kohl's Corp.                                        -0.7%
Progressive Corp.-Ohio                              -0.6%
Intuit, Inc.                                        -0.6%
Linear Technology Corp.                             -0.6%
TOTAL                                               -8.6%

PORTFOLIO COMPOSITION(1) % of Net Assets
------------------------------------------------------------

SECTOR WEIGHTINGS--LONG HOLDINGS

Financials                                                                       19.4
Consumer Discretionary                                                           18.4
Industrials                                                                      15.1
Health Care                                                                      10.8
Information Technology                                                            8.7
Energy                                                                            7.6
Consumer Staples                                                                  6.6
Materials                                                                         6.3
Utilities                                                                         4.9
Telecommunications Services                                                       2.2

PORTFOLIO COMPOSITION(1) % of Net Assets
------------------------------------------------------------

COUNTRY WEIGHTINGS--LONG HOLDINGS

United States                                                                    72.7
United Kingdom                                                                    9.4
France                                                                            4.1
Germany                                                                           3.1
Italy                                                                             2.6
Switzerland                                                                       1.9
Spain                                                                             1.7
Sweden                                                                            1.0
Norway                                                                            0.9
Finland                                                                           0.8
Netherlands                                                                       0.7
Denmark                                                                           0.4
Belgium                                                                           0.4
Austria                                                                           0.3

PORTFOLIO COMPOSITION(1) % of Net Assets
------------------------------------------------------------

SECTOR WEIGHTINGS--SHORT POSITIONS

Financials                                                                       22.5
Consumer Discretionary                                                           22.3
Health Care                                                                      15.5
Information Technology                                                           13.7
Industrials                                                                       9.3
Consumer Staples                                                                  6.2
Utilities                                                                         4.3
Materials                                                                         4.1
Energy                                                                            1.2
Telecommunications Services                                                       0.9

PORTFOLIO COMPOSITION(1) % of Net Assets
------------------------------------------------------------

COUNTRY WEIGHTINGS--SHORT POSITIONS

United States                                                                    71.7
United Kingdom                                                                   10.3
France                                                                            3.1
Germany                                                                           2.5
Italy                                                                             2.5
Netherlands                                                                       2.0
Switzerland                                                                       1.7
Finland                                                                           1.5
Belgium                                                                           1.3
Denmark                                                                           0.9
Austria                                                                           0.8
Spain                                                                             0.5
Sweden                                                                            0.5
Norway                                                                            0.4
Ireland                                                                           0.3

(1) Portfolio holdings are subject to change and may not represent current or future holdings.

18  Laudus Funds Annual Report

Performance and Fund Facts

Laudus Rosenberg Value Long/Short Equity Fund as of 3/31/05

PERFORMANCE OF A HYPOTHETICAL                                PERFORMANCE OF A HYPOTHETICAL
$1 MILLION INVESTMENT IN INSTITUTIONAL SHARES(1)             $10,000 INVESTMENT IN INVESTOR SHARES(1)
-----------------------------------------------------------  -----------------------------------------------------------

                                                                   INSTITUTIONAL SHARES                90-DAY T-BILLS
                                                                   --------------------                --------------
-----------------------------------------------------------  -----------------------------------------------------------
12/16/97                                                                  1.0000                           1.0000
3/98                                                                      0.9970                           1.0151
3/99                                                                      0.9241                           1.0636
3/00                                                                      0.7936                           1.1162
3/01                                                                      0.9202                           1.1807
3/02                                                                      1.0447                           1.2168
3/03                                                                      1.2219                           1.2354
3/04                                                                      1.1508                           1.2472
3/05                                                                      1.2254                           1.2704

                                                                      INVESTOR SHARES                     90-DAY T-BILLS
                                                                      ---------------                     --------------
12/18/97                                                                   10.000                             10.000
3/98                                                                        9.960                             10.151
3/99                                                                        9.197                             10.636
3/00                                                                        7.872                             11.162
3/01                                                                        9.091                             11.807
3/02                                                                       10.295                             12.168
3/03                                                                       11.998                             12.354
3/04                                                                       11.285                             12.472
3/05                                                                       11.976                             12.704

AVERAGE ANNUAL TOTAL RETURNS(1)
------------------------------------------------------------

CLASS AND
INCEPTION                                                       SINCE INCEPTION
DATE                         1-YEAR        5-YEAR        INSTITUTIONAL        INVESTOR
Institutional
  (12/16/97)                  6.48%         9.08%            2.83%
Investor (12/18/97)           6.12%         8.75%                              2.50%
90 day T-bills                1.86%         2.65%            3.34%             3.34%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

Investments in long/short funds are more volatile and risky than some other forms of investments. Since they have both long and short portfolios, an investment will involve risks associated with twice the number of investment decisions made for a typical stock fund. These types of Funds typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized. While it may be the intent of the Manager to take long positions in stocks that outperform the market and short positions in stocks that underperform the market, there is no assurance that the Manager will be successful.

The Fund uses the return that an investor could achieve through an investment in 3-month U.S. Treasury Bills as a benchmark against which to measure the Fund's performance. AXA Rosenberg attempts to achieve returns for the Fund's shareholders which exceed the benchmark. An investment in the Fund is different from an investment in 3-month U.S. Treasury Bills because, among other differences, U.S. Treasury Bills are backed by the full faith and credit of the U.S. Government, U.S. Treasury Bills have a fixed rate of return, investors in U.S. Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in U.S. Treasury Bills.

(1) Total returns include change in share price and reinvestment of distributions. Total returns reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                                   Institutional    Investor
FUND OVERVIEW(2)                      Shares         Shares
-------------------------------------------------------------
Initial Investment                 $1 million       $2,500
Inception Date                     12/16/97         12/18/97
Total Net Assets ($ x 1,000)       $102,974         $34,930
Ticker Symbol                      BMNIX            BRMIX
Cusip                              51855Q861        51855Q762
NAV                                $10.51           $10.41
Expense Ratio(3)                   2.98%            3.30%
Expense Ratio(4)                   1.74%            2.06%

FUND CHARACTERISTICS(2)                 Long        Short
-----------------------------------------------------------
Number of Securities                      677          508
Median Market Capitalization           $2,065       $2,160
  (Wtd., $ x 1,000,000)
Portfolio Turnover (One year           111.19%      127.18%
  trailing)
Price to Earnings (P/E)                 17.50        92.04
Price to Book (P/B)                      1.95         2.74
Price to Cash Flow                      10.09        17.81
Beta                                     1.04         1.16
Return on Equity                        12.20%        2.95%
Five-Year Earnings Growth               19.53%        6.34%

(2) Portfolio holdings are subject to change and may not represent current or future holdings.

(3) Reflects contractual limitations by Manager to waive its management fee and/or bear certain expenses. This amount includes interest expense and dividend expense on securities sold short.

(4) Reflects contractual limitations by Manager to waive its management fee and/or bear certain expenses, exclusive of nonrecurring account fees, extraordinary expenses, interest expense, and dividends on securities sold short.

                                                  Laudus Funds Annual Report  19

Performance and Fund Facts  continued

Laudus Rosenberg Value Long/Short Equity Fund as of 3/31/05

TOP EQUITY HOLDINGS(1) % of Net Assets              Long
-------------------------------------------------------------
Pulte Homes, Inc.                                   0.9%
Harris Corp.                                        0.8%
Verisign, Inc.                                      0.8%
Telephone & Data Systems                            0.8%
General Maritime Corp.                              0.7%
Cognizant Tech Solutions                            0.7%
Parexel International                               0.7%
Marvell Tech Group Ltd.                             0.7%
Ryland Group, Inc.                                  0.7%
Nisource, Inc.                                      0.7%
TOTAL                                               7.5%

TOP EQUITY HOLDINGS(1) % of Net Assets              Short
-------------------------------------------------------------
Mercury Interactive Corp.                           -1.0%
El Paso Corp.                                       -0.8%
DTE Energy Co.                                      -0.8%
National Semiconductor Corp.                        -0.8%
Prologis                                            -0.8%
Whole Foods Market, Inc.                            -0.8%
Kinder Morgan, Inc.                                 -0.7%
Carmax, Inc.                                        -0.7%
DPL, Inc.                                           -0.7%
Plum Creek Timber Co., Inc.                         -0.7%
TOTAL                                               -7.8%

PORTFOLIO COMPOSITION(1) % of Net Assets
------------------------------------------------------------

SECTOR WEIGHTINGS--LONG HOLDINGS

Consumer Discretionary                                                           23.2
Financials                                                                       20.3
Industrials                                                                      17.4
Health Care                                                                      11.5
Information Technology                                                           11.0
Materials                                                                         5.0
Consumer Staples                                                                  3.7
Energy                                                                            3.6
Utilities                                                                         2.9
Telecommunications Services                                                       1.4

PORTFOLIO COMPOSITION(1) % of Net Assets
------------------------------------------------------------

SECTOR WEIGHTINGS--SHORT POSITIONS

Financials                                                                       24.6
Consumer Discretionary                                                           20.2
Information Technology                                                           15.7
Health Care                                                                      14.2
Industrials                                                                      12.4
Utilities                                                                         5.4
Materials                                                                         4.0
Consumer Staples                                                                  2.9
Telecommunications Services                                                       0.6

(1) Portfolio holdings are subject to change and may not represent current or future holdings.

20  Laudus Funds Annual Report

Fund Expenses (Unaudited)

EXAMPLES FOR A $1,000 INVESTMENT

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six-months beginning October 1, 2004 and held through March 31, 2005.

ACTUAL RETURN lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value / $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL RETURN lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund's share classes' actual expense ratios and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

                                                                          BEGINNING          ENDING               EXPENSES
                                                     EXPENSE RATIO(1)   ACCOUNT VALUE    ACCOUNT VALUE     PAID DURING PERIOD (2)
                                                       (Annualized)      at 10/1/04        at 3/31/05        10/1/04 - 3/31/05
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND
Institutional Shares                                      0.99%
  Actual Return                                                           $1,000.00        $1,107.70               $ 5.20
  Hypothetical 5% Return                                                  $1,000.00        $1,020.00               $ 4.99
Investor Shares                                           1.37%
  Actual Return                                                           $1,000.00        $1,105.30               $ 7.19
  Hypothetical 5% Return                                                  $1,000.00        $1,018.10               $ 6.89
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION
  GROWTH FUND
Institutional Shares                                      0.99%
  Actual Return                                                           $1,000.00        $1,057.10               $ 5.08
  Hypothetical 5% Return                                                  $1,000.00        $1,020.00               $ 4.99
Investor Shares                                           1.34%
  Actual Return                                                           $1,000.00        $1,055.40               $ 6.87
  Hypothetical 5% Return                                                  $1,000.00        $1,018.25               $ 6.74
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG U.S. DISCOVERY FUND
Institutional Shares                                      1.14%
  Actual Return                                                           $1,000.00        $1,120.40               $ 6.03
  Hypothetical 5% Return                                                  $1,000.00        $1,019.25               $ 5.74
Investor Shares                                           1.50%
  Actual Return                                                           $1,000.00        $1,118.40               $ 7.92
  Hypothetical 5% Return                                                  $1,000.00        $1,017.45               $ 7.54
---------------------------------------------------------------------------------------------------------------------------------

(1) Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights.

(2) Expenses for each fund or share class are equal to that fund's or share class' annualized expense ratio, multiplied by the average account value for the hypothetical account over the period, multiplied by 182 days of the period, and divided by 365 days of the fiscal year.

                                                  Laudus Funds Annual Report  21

                                                                          BEGINNING          ENDING               EXPENSES
                                                     EXPENSE RATIO(1)   ACCOUNT VALUE    ACCOUNT VALUE     PAID DURING PERIOD (2)
                                                       (Annualized)      at 10/1/04        at 3/31/05        10/1/04 - 3/31/05
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND
Institutional Shares                                      1.10%
  Actual Return                                                           $1,000.00        $1,109.70               $ 5.79
  Hypothetical 5% Return                                                  $1,000.00        $1,019.45               $ 5.54
Adviser Shares                                            1.28%
  Actual Return                                                           $1,000.00        $1,108.10               $ 6.73
  Hypothetical 5% Return                                                  $1,000.00        $1,018.50               $ 6.44
Investor Shares                                           1.45%
  Actual Return                                                           $1,000.00        $1,107.00               $ 7.62
  Hypothetical 5% Return                                                  $1,000.00        $1,017.70               $ 7.29
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND
Institutional Shares                                      1.34%
  Actual Return                                                           $1,000.00        $1,147.70               $ 7.18
  Hypothetical 5% Return                                                  $1,000.00        $1,018.25               $ 6.74
Investor Shares                                           1.72%
  Actual Return                                                           $1,000.00        $1,146.00               $ 9.20
  Hypothetical 5% Return                                                  $1,000.00        $1,016.36               $ 8.65
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION
  FUND
Institutional Shares                                      1.49%
  Actual Return                                                           $1,000.00        $1,253.50               $ 8.37
  Hypothetical 5% Return                                                  $1,000.00        $1,017.50               $ 7.49
Investor Shares                                           1.84%
  Actual Return                                                           $1,000.00        $1,250.70               $10.32
  Hypothetical 5% Return                                                  $1,000.00        $1,015.76               $ 9.25
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION
  LONG/SHORT EQUITY FUND
Institutional Shares                                      2.99%
  Actual Return                                                           $1,000.00        $1,070.20               $15.43
  Hypothetical 5% Return                                                  $1,000.00        $1,010.02               $14.98
Investor Shares                                           3.29%
  Actual Return                                                           $1,000.00        $1,068.00               $16.96
  Hypothetical 5% Return                                                  $1,000.00        $1,008.53               $16.47
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND
Institutional Shares                                      3.43%
  Actual Return                                                           $1,000.00        $1,039.40               $17.44
  Hypothetical 5% Return                                                  $1,000.00        $1,007.83               $17.17
Investor Shares                                           3.81%
  Actual Return                                                           $1,000.00        $1,037.00               $19.35
  Hypothetical 5% Return                                                  $1,000.00        $1,005.93               $19.05
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND
Institutional Shares                                      2.98%
  Actual Return                                                           $1,000.00        $1,042.70               $15.18
  Hypothetical 5% Return                                                  $1,000.00        $1,010.07               $14.93
Investor Shares                                           3.34%
  Actual Return                                                           $1,000.00        $1,041.00               $17.00
  Hypothetical 5% Return                                                  $1,000.00        $1,008.28               $16.72
---------------------------------------------------------------------------------------------------------------------------------

(1) Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights.

(2) Expenses for each fund or share class are equal to that fund's or share class' annualized expense ratio, multiplied by the average account value for the hypothetical account over the period, multiplied by 182 days of the period, and divided by 365 days of the fiscal year.

22  Laudus Funds Annual Report

Financial Statements

Statement of Portfolio Investments

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND as of 3/31/05

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK - 99.2%
            AGRICULTURE, FOOD & BEVERAGE - 0.7%
   6,600    Archer-Daniels-Midland Co. .......  $   162,228
   4,700    Pepsi Bottling Group, Inc. .......      130,895
   2,200    PepsiAmericas, Inc. ..............       49,852
                                                -----------
                                                    342,975
                                                -----------
            AUTOS - 1.2%
   2,200    Autoliv, Inc. ....................      104,830
   1,800    BorgWarner, Inc. .................       87,624
   5,000    PACCAR, Inc. .....................      361,950
                                                -----------
                                                    554,404
                                                -----------
            BANKS & CREDIT INSTITUTIONS - 8.8%
  35,000    Bank of America Corp. ............    1,543,500
   1,600    Bank of Hawaii Corp. .............       72,416
  18,100    Bank of New York Co., Inc. .......      525,805
   3,500    Comerica, Inc. ...................      192,780
   3,000    Doral Financial Corp. ............       65,670
   2,900    Independence Community Bank
              Corp............................      113,100
  14,200    National City Corp. ..............      475,700
   8,900    PNC Financial Services Group......      458,172
     700    Sovereign Bancorp, Inc. ..........       15,512
   6,500    SunTrust Banks, Inc. .............      468,455
     300    U.S. Bancorp......................        8,646
   1,800    UnionBanCal Corp. ................      110,250
     900    Wachovia Corp. ...................       45,819
   1,100    Wells Fargo & Co. ................       65,780
                                                -----------
                                                  4,161,605
                                                -----------
            BASIC MINERALS & METALS - 1.9%
     400    Harsco Corp. .....................       23,844
   1,300    IPSCO, Inc. ......................       66,300
   4,800    Nucor Corp. ......................      276,288
   3,100    Phelps Dodge Corp. ...............      315,363
     900    Precision Castparts Corp. ........       69,309
   3,300    United States Steel Corp. ........      167,805
                                                -----------
                                                    918,909
                                                -----------
            BEER, LIQUOR & TOBACCO - 2.2%
  11,900    Altria Group, Inc. ...............      778,141
   4,900    UST, Inc. ........................      253,330
                                                -----------
                                                  1,031,471
                                                -----------
            BIOTECHNOLOGY - 0.2%
   1,600    Invitrogen Corp. *................      110,720
                                                -----------
            CELLULAR & WIRELESS - 1.7%
   5,700    Nextel Partners, Inc., Class A
              *...............................      125,172
   2,000    NII Holdings, Inc. *..............      115,000
  17,200    SBC Communications, Inc. .........      407,468
   1,900    Telephone & Data Systems, Inc. ...      155,040
                                                -----------
                                                    802,680
                                                -----------
            CHEMICALS & RUBBER - 1.8%
   2,700    Agrium, Inc. .....................       49,275
   2,200    Cabot Corp. ......................       73,546
   1,000    Dow Chemical Co. .................       49,850

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, CHEMICALS & RUBBER continued
   1,700    Eastman Chemical Co. .............  $   100,300
   2,500    Methanex Corp. ...................       48,575
   2,200    NOVA Chemicals Corp. .............       94,490
   2,800    PPG Industries, Inc. .............      200,256
   3,300    RPM International, Inc. ..........       60,324
   4,000    Sherwin-Williams Co. .............      175,960
                                                -----------
                                                    852,576
                                                -----------
            COMMERCIAL AIRCRAFT & COMPONENTS - 0.5%
   5,300    Rockwell Collins, Inc. ...........      252,227
                                                -----------
            CONSTRUCTION & HOMEBUILDING - 1.7%
   2,533    D.R. Horton, Inc. ................       74,065
   1,100    Hovnanian Enterprises, Inc., Class
              A *.............................       56,100
   1,200    KB HOME...........................      140,952
   1,170    M.D.C. Holdings, Inc. ............       81,491
   3,100    Pulte Homes, Inc. ................      228,252
   1,600    Ryland Group, Inc. ...............       99,232
   1,700    Toll Brothers, Inc. *.............      134,045
                                                -----------
                                                    814,137
                                                -----------
            CONSTRUCTION MATERIALS - 0.3%
   2,900    Vulcan Materials Co. .............      164,807
                                                -----------
            CONSUMER DURABLES - 0.5%
   2,900    Brunswick Corp. ..................      135,865
   1,600    Polaris Industries, Inc. .........      112,368
                                                -----------
                                                    248,233
                                                -----------
            DRUGS & PHARMACEUTICALS - 0.4%
     200    Dade Behring Holdings, Inc. *.....       11,786
   7,600    Pfizer, Inc. .....................      199,652
                                                -----------
                                                    211,438
                                                -----------
            ELECTRIC UTILITIES - 2.7%
     800    Alliant Energy Corp. .............       21,424
   4,900    Constellation Energy Group,
              Inc. ...........................      253,330
   8,900    Edison International..............      309,008
     900    PG&E Corp. .......................       30,690
   7,300    TXU Corp. ........................      581,299
   2,800    Westar Energy, Inc. ..............       60,592
   1,500    Xcel Energy, Inc. ................       25,770
                                                -----------
                                                  1,282,113
                                                -----------
            FINANCIAL INVESTMENTS - 2.8%
   2,800    American Capital Strategies
              Ltd. ...........................       87,948
  33,800    General Electric Co. .............    1,218,828
                                                -----------
                                                  1,306,776
                                                -----------
            FOREST PRODUCTS & PAPER - 0.7%
     300    Bemis Co., Inc. ..................        9,336
   1,300    Louisiana-Pacific Corp. ..........       32,682
   4,400    Weyerhaeuser Co. .................      301,400
                                                -----------
                                                    343,418
                                                -----------
            FURNITURE & HOUSEHOLD ITEMS - 0.2%
   4,700    Hasbro, Inc. .....................       96,115
                                                -----------

See the accompanying notes to the financial statements.

                                                  Laudus Funds Annual Report  23

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Large Capitalization Fund


 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK continued
            GAS & OTHER PUBLIC UTILITIES - 0.4%
   8,700    NiSource, Inc. ...................  $   198,273
                                                -----------
            GOVERNMENT AIRCRAFT & DEFENSE - 1.3%
   2,000    Boeing Co. .......................      116,920
     200    General Dynamics Corp. ...........       21,410
  11,300    Raytheon Co. .....................      437,310
     300    Textron, Inc. ....................       22,386
                                                -----------
                                                    598,026
                                                -----------
            HEALTH CARE & HOSPITAL - 5.0%
   9,400    Aetna, Inc. ......................      704,530
   3,500    Health Net, Inc. *................      114,485
   5,300    Humana, Inc. *....................      169,282
   1,800    Triad Hospitals, Inc. *...........       90,180
  13,400    UnitedHealth Group, Inc. .........    1,278,092
                                                -----------
                                                  2,356,569
                                                -----------
            INFORMATION & SERVICES - 2.6%
   2,500    CheckFree Corp. *.................      101,900
     300    Laureate Education, Inc. *........       12,837
   1,700    Moody's Corp. ....................      137,462
   1,600    Pharmaceutical Product
              Development, Inc. *.............       77,520
  15,800    Prudential Financial, Inc. .......      906,920
                                                -----------
                                                  1,236,639
                                                -----------
            INSTRUMENTS - 5.8%
   1,900    Bausch & Lomb, Inc. ..............      139,270
     700    Beckman Coulter, Inc. ............       46,515
   3,100    C.R. Bard, Inc. ..................      211,048
     500    Cooper Cos., Inc. ................       36,450
   2,200    Edwards Lifesciences Corp. *......       95,084
  26,700    Johnson & Johnson.................    1,793,172
   5,800    Johnson Controls, Inc. ...........      323,408
   3,900    PerkinElmer, Inc. ................       80,457
     400    Respironics, Inc. *...............       23,308
                                                -----------
                                                  2,748,712
                                                -----------
            INSURANCE - 5.5%
   7,400    ACE Ltd. .........................      305,398
   2,900    Allstate Corp. ...................      156,774
   3,200    Ambac Financial Group, Inc. ......      239,200
   1,000    American International Group,
              Inc. ...........................       55,410
   5,000    Chubb Corp. ......................      396,350
   1,500    Everest Re Group Ltd. ............      127,665
   2,810    Fidelity National Financial,
              Inc. ...........................       92,561
   1,800    Hartford Financial Services Group,
              Inc.............................      123,408
   2,100    HCC Insurance Holdings, Inc. .....       75,936
   1,200    MetLife, Inc. ....................       46,920
   5,850    Old Republic International
              Corp. ..........................      136,247
   3,000    PacifiCare Health Systems, Inc.
              *...............................      170,760
   2,700    Radian Group, Inc. ...............      128,898
   1,100    StanCorp Financial Group, Inc. ...       93,258

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, INSURANCE continued
   7,100    UnumProvident Corp. ..............  $   120,842
   2,200    W. R. Berkley Corp. ..............      109,120
   1,800    WellPoint, Inc. *.................      225,630
                                                -----------
                                                  2,604,377
                                                -----------
            INTEGRATED OIL COS. - 8.9%
  24,400    ChevronTexaco Corp. ..............    1,422,765
  12,000    ConocoPhillips....................    1,294,080
  21,300    Exxon Mobil Corp. ................    1,269,480
   2,600    Occidental Petroleum Corp. .......      185,042
                                                -----------
                                                  4,171,367
                                                -----------
            IT HARDWARE - 3.1%
   2,100    Amphenol Corp., Class A...........       77,784
   5,400    Crown Castle International Corp.
              *...............................       86,724
   4,600    Harris Corp. .....................      150,190
   3,500    Intel Corp. ......................       81,305
   4,100    Lam Research Corp. *..............      118,326
   7,500    Marvell Technology Group Ltd. *...      287,550
  41,500    Motorola, Inc. ...................      621,255
     400    Research In Motion Ltd. *.........       30,568
     200    The DIRECTV Group, Inc. *.........        2,884
                                                -----------
                                                  1,456,586
                                                -----------
            LAND & WATER TRANSPORTATION - 1.4%
  11,200    Burlington Northern Santa Fe
              Corp. ..........................      604,016
   1,600    CNF, Inc. ........................       74,864
                                                -----------
                                                    678,880
                                                -----------
            MAINFRAME & MINICOMPUTERS - 2.6%
  32,300    Dell, Inc. *......................    1,240,966
                                                -----------
            METAL PRODUCTS & MACHINERY - 2.2%
   1,500    Ball Corp. .......................       62,220
   2,600    Black & Decker Corp. .............      205,374
     978    Caterpillar, Inc. ................       89,428
     900    Cummins, Inc. ....................       63,315
     400    Graco, Inc. ......................       16,144
   4,500    Rockwell Automation, Inc. ........      254,880
   1,900    Timken Co. .......................       51,946
   3,400    Tyco International Ltd. ..........      114,920
   1,600    United Technologies Corp. ........      162,656
                                                -----------
                                                  1,020,883
                                                -----------
            MISCELLANEOUS FINANCE - 5.5%
   2,800    A.G. Edwards, Inc. ...............      125,440
     700    Chicago Mercantile Exchange.......      135,821
  40,100    Citigroup, Inc. ..................    1,802,094
   1,200    Goldman Sachs Group, Inc. ........      131,988
   1,200    JPMorgan Chase & Co. .............       41,520
   6,000    Merrill Lynch & Co., Inc. ........      339,600
   1,600    Raymond James Financial, Inc. ....       48,480
                                                -----------
                                                  2,624,943
                                                -----------

                         See the accompanying notes to the financial statements.

24  Laudus Funds Annual Report

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Large Capitalization Fund


 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK continued
            OIL & COAL RESOURCES - 1.4%
   4,200    Chesapeake Energy Corp. ..........  $    92,148
     800    Kerr-McGee Corp. .................       62,664
     800    Noble Energy, Inc. ...............       54,416
     400    Peabody Energy Corp. .............       18,544
   1,900    PetroKazakhstan, Inc., Class A....       76,323
   1,100    Ultra Petroleum Corp. *...........       55,880
   9,600    XTO Energy, Inc. .................      315,264
                                                -----------
                                                    675,239
                                                -----------
            OIL DISTRIBUTION - 0.7%
   2,300    Ashland, Inc. ....................      155,181
   2,600    Questar Corp. ....................      154,050
                                                -----------
                                                    309,231
                                                -----------
            OIL DRILLING & SERVICES - 0.9%
   4,200    Grant Prideco, Inc. *.............      101,472
   2,767    National-Oilwell, Inc. *..........      129,231
     100    Noble Corp. ......................        5,621
   1,300    Pride International, Inc. *.......       32,292
   1,700    Tidewater, Inc. ..................       66,062
   1,600    Transocean, Inc. *................       82,336
                                                -----------
                                                    417,014
                                                -----------
            PHOTOOPTICAL, MICROS & OFFICE MACHINERY - 0.5%
   2,200    Diebold, Inc. ....................      120,670
   3,100    Storage Technology Corp. *........       95,480
                                                -----------
                                                    216,150
                                                -----------
            PUBLISHING, BROADCASTING & CINEMA - 2.3%
   3,400    Quebecor World, Inc. .............       80,104
   2,600    The Walt Disney Co. ..............       74,698
  13,600    Time Warner, Inc. *...............      238,680
   8,100    Viacom, Inc., Class A.............      283,824
  12,200    Viacom, Inc., Class B.............      424,926
                                                -----------
                                                  1,102,232
                                                -----------
            REAL ESTATE DEVELOPMENT - 0.1%
   1,800    The Brink's Co. ..................       62,280
                                                -----------
            REAL ESTATE INVESTMENT TRUSTS - 0.9%
     700    CBL & Associates Properties,
              Inc. ...........................       50,057
   5,800    HRPT Properties Trust.............       69,078
   3,700    iStar Financial, Inc. ............      152,366
   1,300    SL Green Realty Corp. ............       73,086
   4,000    Trizec Properties, Inc. ..........       76,000
                                                -----------
                                                    420,587
                                                -----------
            RESTAURANTS, HOTELS & THEATERS - 1.9%
  16,300    McDonald's Corp. .................      507,582
   8,000    YUM! Brands, Inc. ................      414,480
                                                -----------
                                                    922,062
                                                -----------
            RETAIL - 6.7%
   1,200    Abercrombie & Fitch Co., Class
              A...............................       68,688
   3,800    American Eagle Outfitters,
              Inc. ...........................      112,290
   2,700    AutoNation, Inc. *................       51,138
   3,400    Borders Group, Inc. ..............       90,508

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, RETAIL continued
   1,400    Caremark Rx, Inc. *...............  $    55,692
   4,400    Chico's FAS, Inc. *...............      124,344
   1,000    CVS Corp. ........................       52,620
   5,900    Federated Department Stores,
              Inc. ...........................      375,476
  27,600    Home Depot, Inc. .................    1,055,424
   3,200    J.C. Penney Co., Inc. ............      166,144
   2,200    Limited Brands, Inc. .............       53,460
   2,200    Neiman Marcus Group, Inc., Class
              A...............................      201,322
   5,900    Office Depot, Inc. *..............      130,862
   3,300    SUPERVALU, Inc. ..................      110,055
   7,600    TJX Cos., Inc. ...................      187,188
   6,600    Toys "R" Us, Inc. *...............      170,016
     900    UGI Corp. ........................       40,878
   1,600    Urban Outfitters, Inc. *..........       76,752
     600    Wal-Mart Stores, Inc. ............       30,066
                                                -----------
                                                  3,152,923
                                                -----------
            SOAPS & COSMETICS - 1.7%
   6,700    Avon Products, Inc. ..............      287,698
   4,900    Clorox Co. .......................      308,651
   3,000    Estee Lauder Cos., Inc., Class
              A...............................      134,940
   1,100    Procter & Gamble Co. .............       58,300
                                                -----------
                                                    789,589
                                                -----------
            SOFTWARE - 7.4%
     933    Activision, Inc. *................       13,813
   6,193    Adobe Systems, Inc. ..............      415,984
   6,800    Autodesk, Inc. ...................      202,368
   3,800    Cognizant Technology Solutions
              Corp., Class A *................      175,560
   5,600    Computer Sciences Corp. *.........      256,760
  13,100    Electronic Data Systems Corp. ....      270,777
   2,300    First American Corp. .............       75,762
  17,300    International Business Machines
              Corp............................    1,580,874
     500    Macromedia, Inc. *................       16,750
  11,700    Microsoft Corp. ..................      282,789
   7,100    VeriSign, Inc. *..................      203,770
                                                -----------
                                                  3,495,207
                                                -----------
            TEXTILES & APPAREL - 1.4%
   5,810    Coach, Inc. *.....................      329,020
   3,500    Liz Claiborne, Inc. ..............      140,455
   2,200    NIKE, Inc., Class B...............      183,282
     100    Polo Ralph Lauren Corp. ..........        3,880
                                                -----------
                                                    656,637
                                                -----------
            WHOLESALE - 0.7%
   3,600    Arrow Electronics, Inc. *.........       91,260
   2,200    Hughes Supply, Inc. ..............       65,450
   2,600    W.W. Grainger, Inc. ..............      161,902
                                                -----------
                                                    318,612
                                                -----------
            TOTAL COMMON STOCK (COST
              $39,879,508)....................   46,968,588
                                                -----------

See the accompanying notes to the financial statements.

                                                  Laudus Funds Annual Report  25

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Large Capitalization Fund


PRINCIPAL                                          VALUE
-----------------------------------------------------------
            REPURCHASE AGREEMENT - 1.4%
$646,000    State Street Bank dated 3/31/05,
              due 4/1/05 at 0.75% with a
              maturity value of $646,013
              (Fully collateralized by a
              Fannie Mae security)............  $   646,000
                                                -----------
            TOTAL REPURCHASE AGREEMENT (COST
              $646,000).......................      646,000
                                                -----------
            TOTAL INVESTMENTS (COST
              $40,525,508) (a) - 100.6%.......   47,614,588
            NET OTHER ASSETS (LIABILITIES) -
              (0.6)%..........................     (269,399)
                                                -----------
            NET ASSETS - 100.0%...............  $47,345,189
                                                ===========

---------------

*  Non-income producing securities.

(a) The aggregate cost for federal income tax purposes is $40,553,467 and differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation....................  $7,690,238
    Unrealized depreciation....................    (629,117)
                                                 ----------
    Net unrealized appreciation................  $7,061,121
                                                 ==========

                         See the accompanying notes to the financial statements.


26  Laudus Funds Annual Report

Financial Statements

Statement of Portfolio Investments

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND as of 3/31/05

 SHARES                                             VALUE
------------------------------------------------------------
            COMMON STOCK - 98.9%
            AGRICULTURE, FOOD & BEVERAGE - 2.5%
   1,700    Coca-Cola Co. ......................  $   70,839
     500    Pepsi Bottling Group, Inc. .........      13,925
     300    PepsiAmericas, Inc. ................       6,798
   1,500    PepsiCo, Inc. ......................      79,545
                                                  ----------
                                                     171,107
                                                  ----------
            AIRLINES - 0.8%
     600    FedEx Corp. ........................      56,370
                                                  ----------
            AUTOS - 0.4%
     200    BorgWarner, Inc. ...................       9,736
     200    Oshkosh Truck Corp. ................      16,398
                                                  ----------
                                                      26,134
                                                  ----------
            BANKS & CREDIT INSTITUTIONS - 3.3%
   1,000    American Express Co. ...............      51,370
     400    Bank of America Corp. ..............      17,640
     500    Bank of New York Co., Inc. .........      14,525
     100    Capital One Financial Corp. ........       7,477
     400    Doral Financial Corp. ..............       8,756
     400    Fifth Third Bancorp.................      17,192
     200    First Marblehead Corp. *............      11,506
     300    Freddie Mac.........................      18,960
     700    MBNA Corp. .........................      17,185
     500    Mellon Financial Corp. .............      14,270
     400    SLM Corp. ..........................      19,936
     300    TCF Financial Corp. ................       8,145
     500    U.S. Bancorp........................      14,410
     200    Westcorp............................       8,450
                                                  ----------
                                                     229,822
                                                  ----------
            BASIC MINERALS & METALS - 1.1%
     500    Alcoa, Inc. ........................      15,195
     400    Nucor Corp. ........................      23,024
     300    Phelps Dodge Corp. .................      30,519
     200    Southern Peru Copper Corp. .........      11,092
                                                  ----------
                                                      79,830
                                                  ----------
            BEER, LIQUOR & TOBACCO - 1.0%
     600    Altria Group, Inc. .................      39,234
     700    Anheuser-Busch Cos., Inc. ..........      33,173
                                                  ----------
                                                      72,407
                                                  ----------
            BIOTECHNOLOGY - 2.0%
   1,200    Amgen, Inc. *.......................      69,852
     400    Genentech, Inc. *...................      22,644
     900    Gilead Sciences, Inc. *.............      32,220
     200    Invitrogen Corp. *..................      13,840
                                                  ----------
                                                     138,556
                                                  ----------

 SHARES                                             VALUE
------------------------------------------------------------
            COMMON STOCK continued
            CELLULAR & WIRELESS - 1.0%
     900    Nextel Communications, Inc., Class A
              *.................................  $   25,578
     600    Nextel Partners, Inc., Class A *....      13,176
     300    NII Holdings, Inc. *................      17,250
     200    Telephone & Data Systems, Inc. .....      16,320
                                                  ----------
                                                      72,324
                                                  ----------
            CHEMICALS & RUBBER - 0.3%
     300    Dow Chemical Co. ...................      14,955
     200    Sherwin-Williams Co. ...............       8,798
                                                  ----------
                                                      23,753
                                                  ----------
            COMMERCIAL AIRCRAFT & COMPONENTS - 0.3%
     500    Rockwell Collins, Inc. .............      23,795
                                                  ----------
            COMMUNICATIONS UTILITIES - 1.0%
     200    Google, Inc., Class A *.............      36,102
   1,000    Yahoo!, Inc. *......................      33,900
                                                  ----------
                                                      70,002
                                                  ----------
            CONSTRUCTION & HOMEBUILDING - 2.6%
     300    Centex Corp. .......................      17,181
     533    D.R. Horton, Inc. ..................      15,585
     200    Hovnanian Enterprises, Inc., Class A
              *.................................      10,200
     200    KB HOME.............................      23,492
     300    Lennar Corp., Class A...............      17,004
     260    M.D.C. Holdings, Inc. ..............      18,109
     500    Pulte Homes, Inc. ..................      36,815
     400    Ryland Group, Inc. .................      24,808
     200    Toll Brothers, Inc. *...............      15,770
                                                  ----------
                                                     178,964
                                                  ----------
            CONSTRUCTION MATERIALS - 0.4%
       8    Eagle Materials, Inc. ..............         648
      29    Eagle Materials, Inc., Class B......       2,285
     200    Florida Rock Industries, Inc. ......      11,764
     200    Vulcan Materials Co. ...............      11,366
                                                  ----------
                                                      26,063
                                                  ----------
            CONSUMER DURABLES - 1.3%
     400    Brunswick Corp. ....................      18,740
     800    Harley-Davidson, Inc. ..............      46,208
     400    Polaris Industries, Inc. ...........      28,092
                                                  ----------
                                                      93,040
                                                  ----------
            DRUGS & PHARMACEUTICALS - 6.5%
   1,400    Abbott Laboratories.................      65,268
     600    Bristol-Myers Squibb Co. ...........      15,276
     300    Dade Behring Holdings, Inc. *.......      17,679
     900    Eli Lilly & Co. ....................      46,890
     300    Forest Laboratories, Inc. *.........      11,085
     200    Genzyme Corp. *.....................      11,448
     800    Merck & Co., Inc. ..................      25,896
   7,800    Pfizer, Inc. .......................     204,906

See the accompanying notes to the financial statements.


                                                  Laudus Funds Annual Report  27

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Large Capitalization Growth Fund


 SHARES                                             VALUE
------------------------------------------------------------
            COMMON STOCK, DRUGS & PHARMACEUTICALS continued
   1,300    Schering-Plough Corp. ..............  $   23,595
     700    Wyeth...............................      29,526
                                                  ----------
                                                     451,569
                                                  ----------
            ELECTRIC UTILITIES - 0.8%
     700    Constellation Energy Group, Inc. ...      36,190
     600    PG&E Corp. .........................      20,460
                                                  ----------
                                                      56,650
                                                  ----------
            FINANCIAL INVESTMENTS - 1.2%
     300    American Capital Strategies Ltd. ...       9,423
   2,000    General Electric Co. ...............      72,120
                                                  ----------
                                                      81,543
                                                  ----------
            FOREST PRODUCTS & PAPER - 2.1%
   1,300    3M Co. .............................     111,397
     200    Kimberly-Clark Corp. ...............      13,146
     900    Louisiana-Pacific Corp. ............      22,626
                                                  ----------
                                                     147,169
                                                  ----------
            FURNITURE & HOUSEHOLD ITEMS - 0.1%
     200    Ethan Allen Interiors, Inc. ........       6,400
                                                  ----------
            GAS & OTHER PUBLIC UTILITIES - 0.2%
     200    NiSource, Inc. .....................       4,558
     400    Waste Management, Inc. .............      11,540
                                                  ----------
                                                      16,098
                                                  ----------
            GOVERNMENT AIRCRAFT & DEFENSE - 1.7%
   1,300    Boeing Co. .........................      75,998
     200    General Dynamics Corp. .............      21,410
     300    United Defense Industries, Inc. ....      22,026
                                                  ----------
                                                     119,434
                                                  ----------
            HEALTH CARE & HOSPITAL - 3.7%
     600    Aetna, Inc. ........................      44,970
     300    Coventry Health Care, Inc. *........      20,442
     900    Humana, Inc. *......................      28,746
     400    Laboratory Corp. of America Holdings
              *.................................      19,280
     100    Quest Diagnostics, Inc. ............      10,513
     200    Triad Hospitals, Inc. *.............      10,020
   1,290    UnitedHealth Group, Inc. ...........     123,040
                                                  ----------
                                                     257,011
                                                  ----------
            INFORMATION & SERVICES - 1.6%
     300    CheckFree Corp. *...................      12,228
     300    Covance, Inc. *.....................      14,283
     400    Equifax, Inc. ......................      12,276
     400    Moody's Corp. ......................      32,344
     300    Pharmaceutical Product Development,
              Inc. *............................      14,535
     300    Prudential Financial, Inc. .........      17,220
     200    West Corp. *........................       6,400
                                                  ----------
                                                     109,286
                                                  ----------
            COMMON STOCK continued

 SHARES                                             VALUE
------------------------------------------------------------
            INSTRUMENTS - 8.1%
     300    Bausch & Lomb, Inc. ................  $   21,990
     500    Baxter International, Inc. .........      16,990
     300    Beckman Coulter, Inc. ..............      19,935
     300    Becton, Dickinson & Co. ............      17,526
     600    Boston Scientific Corp. *...........      17,574
     300    C.R. Bard, Inc. ....................      20,424
     300    Edwards Lifesciences Corp. *........      12,966
     300    Guidant Corp. ......................      22,170
   4,100    Johnson & Johnson...................     275,356
     300    Johnson Controls, Inc. .............      16,728
   1,100    Medtronic, Inc. ....................      56,045
     400    PerkinElmer, Inc. ..................       8,252
     400    St. Jude Medical, Inc. *............      14,400
     300    Stryker Corp. ......................      13,383
     400    Waters Corp. *......................      14,316
     200    Zimmer Holdings, Inc. *.............      15,562
                                                  ----------
                                                     563,617
                                                  ----------
            INSURANCE - 4.5%
     600    ACE Ltd. ...........................      24,762
     400    AFLAC, Inc. ........................      14,904
     200    Ambac Financial Group, Inc. ........      14,950
   1,700    American International Group,
              Inc. .............................      94,197
   1,300    Aon Corp. ..........................      29,692
     300    Fidelity National Financial,
              Inc. .............................       9,882
     200    HCC Insurance Holdings, Inc. .......       7,232
     500    Marsh & McLennan Cos., Inc. ........      15,210
     300    PacifiCare Health Systems, Inc. *...      17,076
     300    Radian Group, Inc. .................      14,322
     200    Unitrin, Inc. ......................       9,080
     200    W. R. Berkley Corp. ................       9,920
     200    WellChoice, Inc. *..................      10,662
     300    WellPoint, Inc. *...................      37,605
                                                  ----------
                                                     309,494
                                                  ----------
            INTEGRATED OIL COS. - 0.5%
     300    ConocoPhillips......................      32,352
                                                  ----------
            IT HARDWARE - 8.0%
     400    Amphenol Corp., Class A.............      14,816
     300    Analog Devices, Inc. ...............      10,842
   1,500    Applied Materials, Inc. *...........      24,375
     300    Avocent Corp. *.....................       7,698
   6,500    Cisco Systems, Inc. *...............     116,285
   1,000    Corning, Inc. *.....................      11,130
     600    Crown Castle International Corp.
              *.................................       9,636
     600    Harris Corp. .......................      19,590
   6,400    Intel Corp. ........................     148,672
     500    Lam Research Corp. *................      14,430
     300    Maxim Integrated Products, Inc. ....      12,261
   4,700    Motorola, Inc. .....................      70,359
   1,500    QUALCOMM, Inc. .....................      54,975
   1,500    Texas Instruments, Inc. ............      38,235
                                                  ----------
                                                     553,304
                                                  ----------

                         See the accompanying notes to the financial statements.


28  Laudus Funds Annual Report

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Large Capitalization Growth Fund


 SHARES                                             VALUE
------------------------------------------------------------
            COMMON STOCK continued
            LAND & WATER TRANSPORTATION - 0.8%
     200    CNF, Inc. ..........................  $    9,358
     300    J.B. Hunt Transport Services,
              Inc. .............................      13,131
     500    United Parcel Service, Inc., Class
              B.................................      36,370
                                                  ----------
                                                      58,859
                                                  ----------
            MAINFRAME & MINICOMPUTERS - 2.9%
   1,200    Apple Computer, Inc. *..............      50,004
   3,900    Dell, Inc. *........................     149,838
                                                  ----------
                                                     199,842
                                                  ----------
            METAL PRODUCTS & MACHINERY - 2.9%
     300    Ball Corp. .........................      12,444
     300    Black & Decker Corp. ...............      23,697
     400    Caterpillar, Inc. ..................      36,576
     300    Energizer Holdings, Inc. *..........      17,940
     200    Illinois Tool Works, Inc. ..........      17,906
     400    Rockwell Automation, Inc. ..........      22,656
     300    Timken Co. .........................       8,202
     600    Tyco International Ltd. ............      20,280
     400    United Technologies Corp. ..........      40,664
                                                  ----------
                                                     200,365
                                                  ----------
            MISCELLANEOUS FINANCE - 1.4%
     200    A.G. Edwards, Inc. .................       8,960
     200    Chicago Mercantile Exchange.........      38,806
     200    Goldman Sachs Group, Inc. ..........      21,998
     100    Legg Mason, Inc. ...................       7,814
     400    Morgan Stanley......................      22,900
                                                  ----------
                                                     100,478
                                                  ----------
            OIL & COAL RESOURCES - 2.0%
     400    Anadarko Petroleum Corp. ...........      30,440
     200    Apache Corp. .......................      12,246
     300    Burlington Resources, Inc. .........      15,021
     800    Chesapeake Energy Corp. ............      17,552
     200    CONSOL Energy, Inc. ................       9,404
     300    Newfield Exploration Co. *..........      22,278
     933    XTO Energy, Inc. ...................      30,640
                                                  ----------
                                                     137,581
                                                  ----------
            OIL DRILLING & SERVICES - 1.5%
     700    Baker Hughes, Inc. .................      31,143
     600    Grant Prideco, Inc. *...............      14,496
     400    Halliburton Co. ....................      17,300
     300    National-Oilwell, Inc. *............      14,010
     200    Smith International, Inc. ..........      12,546
     300    Tidewater, Inc. ....................      11,658
                                                  ----------
                                                     101,153
                                                  ----------
            PHOTOOPTICAL, MICROS & OFFICE MACHINERY - 0.9%
   1,682    EMC Corp. *.........................      20,722
   1,000    NCR Corp. *.........................      33,740
     200    Storage Technology Corp. *..........       6,160
                                                  ----------
                                                      60,622
                                                  ----------

 SHARES                                             VALUE
------------------------------------------------------------
            COMMON STOCK continued
            PUBLISHING, BROADCASTING & CINEMA - 2.0%
     400    American Greetings Corp., Class A...  $   10,192
   1,000    Liberty Media Corp., Class A *......      10,370
     200    McGraw-Hill Cos., Inc. .............      17,450
     100    Omnicom Group.......................       8,852
   1,500    The Walt Disney Co. ................      43,095
   2,200    Time Warner, Inc. *.................      38,610
     300    Viacom, Inc., Class B...............      10,449
                                                  ----------
                                                     139,018
                                                  ----------
            REAL ESTATE DEVELOPMENT - 0.1%
     300    The Brink's Co. ....................      10,380
                                                  ----------
            RESTAURANTS, HOTELS & THEATERS - 1.6%
     300    CBRL Group, Inc. ...................      12,390
     400    Darden Restaurants, Inc. ...........      12,272
     800    McDonald's Corp. ...................      24,912
     400    Starbucks Corp. *...................      20,664
     800    YUM! Brands, Inc. ..................      41,448
                                                  ----------
                                                     111,686
                                                  ----------
            RETAIL - 9.8%
     300    Abercrombie & Fitch Co., Class A....      17,172
     600    American Eagle Outfitters, Inc. ....      17,730
     300    Best Buy Co., Inc. .................      16,203
     200    Borders Group, Inc. ................       5,324
     600    Chico's FAS, Inc. *.................      16,956
     300    CVS Corp. ..........................      15,786
   1,000    eBay, Inc. *........................      37,260
     400    Foot Locker, Inc. ..................      11,720
   1,600    Gap, Inc. ..........................      34,944
   3,000    Home Depot, Inc. ...................     114,720
     300    Kohl's Corp. *......................      15,489
     400    Limited Brands, Inc. ...............       9,720
     700    Lowe's Cos., Inc. ..................      39,963
     300    Nordstrom, Inc. ....................      16,614
   1,300    Office Depot, Inc. *................      28,834
     500    Staples, Inc. ......................      15,715
     400    SUPERVALU, Inc. ....................      13,340
     800    Target Corp. .......................      40,016
   1,300    TJX Cos., Inc. .....................      32,019
     300    Urban Outfitters, Inc. *............      14,391
   2,500    Wal-Mart Stores, Inc. ..............     125,275
     900    Walgreen Co. .......................      39,978
                                                  ----------
                                                     679,169
                                                  ----------
            SOAPS & COSMETICS - 5.2%
   1,100    Avon Products, Inc. ................      47,234
     300    Clorox Co. .........................      18,897
     400    Colgate-Palmolive Co. ..............      20,868
     500    Estee Lauder Cos., Inc., Class A....      22,490
   1,200    Gillette Co. .......................      60,576
   3,600    Procter & Gamble Co. ...............     190,800
                                                  ----------
                                                     360,865
                                                  ----------
            SOFTWARE - 8.3%
     800    Activision, Inc. *..................      11,840
     700    Adobe Systems, Inc. ................      47,019

See the accompanying notes to the financial statements.


                                                  Laudus Funds Annual Report  29

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Large Capitalization Growth Fund


 SHARES                                             VALUE
------------------------------------------------------------
            COMMON STOCK, SOFTWARE continued
     800    Autodesk, Inc. .....................  $   23,808
     500    Automatic Data Processing, Inc. ....      22,475
     335    Cognizant Technology Solutions
              Corp., Class A *..................      15,477
     300    Electronic Arts, Inc. *.............      15,534
     800    First Data Corp. ...................      31,448
   1,800    International Business Machines
              Corp..............................     164,484
   7,400    Microsoft Corp. ....................     178,858
   3,100    Oracle Corp. *......................      38,688
     600    Symantec Corp. *....................      12,798
     500    VeriSign, Inc. *....................      14,350
                                                  ----------
                                                     576,779
                                                  ----------
            TEXTILES & APPAREL - 1.5%
     600    Coach, Inc. *.......................      33,978
     500    NIKE, Inc., Class B.................      41,655
     200    Polo Ralph Lauren Corp. ............       7,760
     200    Reebok International Ltd. ..........       8,860
     200    Timberland Co., Class A *...........      14,186
                                                  ----------
                                                     106,439
                                                  ----------
            WHOLESALE - 1.0%
     200    Arrow Electronics, Inc. *...........       5,070
     400    Cardinal Health, Inc. ..............      22,320
     400    Hughes Supply, Inc. ................      11,900
     500    Sysco Corp. ........................      17,900
     200    W.W. Grainger, Inc. ................      12,454
                                                  ----------
                                                      69,644
                                                  ----------
            TOTAL COMMON STOCK (COST
              $6,300,903).......................   6,878,974
                                                  ----------

PRINCIPAL                                           VALUE
------------------------------------------------------------
            REPURCHASE AGREEMENT - 0.9%
 $59,374    Bear Stearns dated 3/31/05, due
              4/1/05 at 2.63% with a maturity
              value of $59,378 (Fully
              collateralized by U.S. Treasury
              Notes)............................  $   59,374
                                                  ----------
            TOTAL REPURCHASE AGREEMENT (COST
              $59,374)..........................      59,374
                                                  ----------
            TOTAL INVESTMENTS (COST $6,360,277)
              (a) - 99.8%.......................   6,938,348
            NET OTHER ASSETS
              (LIABILITIES) - 0.2%..............      11,053
                                                  ----------
            NET ASSETS - 100.0%.................  $6,949,401
                                                  ==========

---------------

*  Non-income producing security.

(a) The aggregate cost for federal income tax purposes is $6,494,871 and differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation.....................  $ 747,021
    Unrealized depreciation.....................   (303,544)
                                                  ---------
    Net unrealized appreciation.................  $ 443,477
                                                  =========

                         See the accompanying notes to the financial statements.


30  Laudus Funds Annual Report

Financial Statements

Statement of Portfolio Investments

LAUDUS ROSENBERG U.S. DISCOVERY FUND as of 3/31/05

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK - 98.5%
             AGRICULTURE, FOOD & BEVERAGE - 1.7%
     2,422   Alico, Inc. *...................  $    127,639
     3,221   Andersons, Inc. ................        99,851
     5,000   Cagle's, Inc., Class A *........        46,000
    48,300   Chiquita Brands International,
               Inc. .........................     1,293,474
     3,400   Diedrich Coffee, Inc. *.........        16,881
    34,250   Flowers Foods, Inc. ............       966,193
       900   Glacier Water Services, Inc.
               *.............................        22,770
       133   J & J Snack Foods Corp. ........         6,228
    11,300   Lance, Inc. ....................       181,591
     8,200   National Beverage Corp. ........        66,830
     2,300   Omega Protein Corp. *...........        15,686
    59,600   PepsiAmericas, Inc. ............     1,350,536
    15,900   Ralcorp Holdings, Inc. .........       752,865
       250   Seaboard Corp. .................       268,250
     1,000   Seneca Foods Corp., Class B *...        17,400
       100   Zapata Corp. *..................         7,295
                                               ------------
                                                  5,239,489
                                               ------------
             AIRLINES - 0.5%
       400   Air Methods Corp. *.............         3,188
     6,500   AirNet Systems, Inc. *..........        30,745
    32,800   Alaska Air Group, Inc. *........       965,632
    14,338   MAIR Holdings, Inc. *...........       127,895
    23,480   Mesa Air Group, Inc. *..........       164,360
     3,800   Offshore Logistics, Inc. *......       126,616
                                               ------------
                                                  1,418,436
                                               ------------
             AUTOS - 1.3%
    26,000   Autoliv, Inc. ..................     1,238,900
    12,400   BorgWarner, Inc. ...............       603,632
       300   Collins Industries, Inc. .......         1,620
    18,700   Modine Manufacturing Co. .......       548,471
    14,800   Oshkosh Truck Corp. ............     1,213,452
     4,000   R&B, Inc. *.....................        53,040
     7,200   Sypris Solutions, Inc. .........        77,184
    26,200   TRW Automotive Holdings Corp.
               *.............................       509,066
                                               ------------
                                                  4,245,365
                                               ------------
             BANKS & CREDIT INSTITUTIONS - 6.8%
    10,600   Advanta Corp., Class A..........       220,480
       200   AmericanWest Bancorp *..........         3,854
     4,606   AmeriServ Financial, Inc. *.....        25,840
     1,200   Anchor BanCorp Wisconsin,
               Inc. .........................        33,732
     1,400   Auburn National Bancorporation,
               Inc...........................        31,927
     9,200   Banco Latinoamericano de
               Exportaciones, SA.............       188,048
     1,600   Bank of Hawaii Corp. ...........        72,416
     2,700   BankUnited Financial Corp.,
               Class A *.....................        72,522
     5,800   Banner Corp. ...................       156,426
     1,060   Berkshire Bancorp, Inc. ........        21,257
     4,100   Berkshire Hills Bancorp,
               Inc. .........................       138,375
     1,700   BNCCORP, Inc. *.................        24,096
       300   Britton & Koontz Capital
               Corp. ........................         5,505

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, BANKS & CREDIT
               INSTITUTIONS continued
         8   Camco Financial Corp. ..........  $        112
     2,500   Capital Crossing Bank *.........        82,250
     8,000   Capitol Bancorp Ltd. ...........       242,000
     1,300   Carver Bancorp, Inc. ...........        24,310
       450   CCF Holding Co. ................         8,496
        15   Central Virginia Bankshares,
               Inc. .........................           420
     1,600   Centrue Financial Corp. *.......        44,000
       448   CFS Bancorp, Inc. ..............         6,133
       100   Citizens First Bancorp, Inc. ...         2,234
    12,000   Colonial BancGroup, Inc. .......       246,240
    44,900   Commercial Federal Corp. .......     1,241,485
       220   Community Bank Shares of
               Indiana, Inc..................         4,641
       100   Community Bankshares, Inc. .....         1,825
       800   Community Financial Corp. ......        17,956
     3,364   Community West Bancshares.......        41,041
     2,432   Consumer Portfolio Services,
               Inc. *........................        11,990
         7   Cooperative Bankshares, Inc. ...           119
       800   Cornerstone Bancorp, Inc. ......        25,600
       400   Corus Bankshares, Inc. .........        19,076
     1,800   Cowlitz Bancorp *...............        20,700
    80,500   Doral Financial Corp. ..........     1,762,144
     2,500   EFC Bancorp, Inc. ..............        63,875
       440   Elmira Savings Bank, FSB........        13,561
     7,600   Federal Agricultural Mortgage
               Corp., Class C................       132,924
       800   First Bancorp of Indiana,
               Inc. .........................        15,600
       700   First Bancshares, Inc. .........        14,525
     1,000   First BancTrust Corp. ..........        12,175
     2,190   First Bank of Delaware *........         6,789
     5,634   First Charter Corp. ............       127,272
     2,500   First Citizens BancShares, Inc.,
               Class A.......................       365,950
     1,300   First Defiance Financial
               Corp. ........................        33,800
     1,800   First Federal Bancshares of
               Arkansas, Inc.................        42,624
     2,500   First Federal Bankshares,
               Inc. .........................        54,575
       600   First Franklin Corp. ...........        10,800
       300   First Keystone Financial,
               Inc. .........................         6,495
     3,600   First M&F Corp. ................       122,868
    23,800   First Marblehead Corp. *........     1,369,214
       300   First Mariner Bancorp *.........         5,316
    17,359   First Place Financial Corp. ....       317,670
     1,300   First West Virginia Bancorp,
               Inc. .........................        27,820
       100   FirstFed Bancorp, Inc. .........           825
       600   FirstFed Financial Corp. *......        30,606
       100   Flag Financial Corp. ...........         1,488
       700   FMS Financial Corp. ............        13,804
       400   Glen Burnie Bancorp.............         8,400
       600   GS Financial Corp. .............        11,394
     1,800   Guaranty Federal Bancshares,
               Inc. .........................        40,590
       100   Habersham Bancorp...............         2,300
       499   Harleysville Savings Financial
               Corp..........................         9,356

See the accompanying notes to the financial statements.


                                                  Laudus Funds Annual Report  31

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Discovery Fund


  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, BANKS & CREDIT
               INSTITUTIONS continued
     2,150   HF Financial Corp. .............  $     44,613
    16,900   Hibernia Corp., Class A.........       540,969
     1,300   HMN Financial, Inc. ............        40,300
     2,100   Horizon Bancorp.................        60,900
    64,340   Independence Community Bank
               Corp..........................     2,509,259
     7,300   Integra Bank Corp. .............       161,622
     1,600   Intervest Bancshares Corp. *....        28,800
    12,600   Irwin Financial Corp. ..........       290,052
     3,647   ITLA Capital Corp. *............       182,204
       200   Long Island Financial Corp. ....         7,392
     1,613   LSB Corp. ......................        28,615
       315   LSB Financial Corp. ............         8,113
     3,169   MAF Bancorp, Inc. ..............       131,640
     3,600   Matrix Bancorp, Inc. *..........        45,000
     5,200   Medallion Financial Corp. ......        47,528
     1,000   Meta Financial Group, Inc. .....        22,402
     2,201   MidWestOne Financial Group,
               Inc. .........................        38,518
     2,260   National Mercantile Bancorp *...        30,166
     1,000   New Hampshire Thrift Bancshares,
               Inc...........................        16,324
       900   Northrim BanCorp, Inc. .........        22,500
       800   Northway Financial, Inc. .......        27,600
     3,000   Pacific Mercantile Bancorp *....        40,920
       500   Park Bancorp, Inc. .............        15,138
       653   Parkvale Financial Corp. .......        18,153
       540   Peoples Bancorp of North
               Carolina......................         9,612
       400   Peoples BancTrust Co., Inc. ....         6,800
     5,010   PFF Bancorp, Inc. ..............       138,276
     1,000   Pinnacle Bancshares, Inc. ......        14,650
     2,000   Pocahontas Bancorp, Inc. .......        31,900
     1,500   Premier Financial Bancorp, Inc.
               *.............................        16,823
     2,100   Princeton National Bancorp,
               Inc. .........................        63,000
     1,000   Provident Bancorp, Inc. ........        12,240
    37,700   Provident Bankshares Corp. .....     1,242,592
     5,185   Provident Financial Holdings,
               Inc. .........................       154,202
     2,200   PSB Bancorp, Inc. ..............        34,782
    35,800   R & G Financial Corp., Class
               B.............................     1,115,886
    10,670   Republic Bancorp, Inc. .........       144,472
       210   Republic Bancorp, Inc., Class
               A.............................         4,665
     3,290   Republic First Bancorp, Inc.
               *.............................        47,310
       600   River Valley Bancorp............        12,825
    41,860   Silicon Valley Bancshares *.....     1,844,351
       100   Simmons First National Corp.,
               Class A.......................         2,482
    49,000   South Financial Group, Inc. ....     1,496,460
       100   South Street Financial Corp. ...           971
    21,321   Sterling Bancshares, Inc. ......       302,758
       973   Sterling Financial Corp. *......        34,736
       600   TCF Financial Corp. ............        16,290
     1,150   Team Financial, Inc. ...........        16,531
     1,100   Teche Holding Co. ..............        40,425

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, BANKS & CREDIT
               INSTITUTIONS continued
     1,900   Timberland Bancorp, Inc. .......  $     42,085
     5,585   UMB Financial Corp. ............       317,898
       800   Union Bankshares Corp. .........        25,616
       600   Union Community Bancorp.........         9,674
       200   United Bancshares, Inc. ........         3,062
    16,963   United Community Financial
               Corp. ........................       188,120
       584   United Financial Corp. .........        14,191
       325   Unity Bancorp, Inc. ............         3,900
    11,380   W Holding Co., Inc. ............       114,597
     2,730   Wainwright Bank & Trust Co. ....        32,897
     6,900   Walter Industries, Inc. ........       293,595
     2,445   Washington Banking Co. .........        44,499
     3,465   Washington Federal, Inc. .......        80,769
     4,700   Washington Savings Bank,
               F.S.B. .......................        54,849
    26,700   Westcorp........................     1,128,075
     5,569   WFS Financial, Inc. *...........       240,302
     2,502   WSFS Financial Corp. ...........       131,505
     1,800   WVS Financial Corp. ............        30,330
       400   Yardville National Bancorp......        13,048
                                               ------------
                                                 21,592,645
                                               ------------
             BASIC MINERALS & METALS - 3.6%
    12,600   Brush Engineered Materials, Inc.
               *.............................       239,778
    26,700   Cleveland-Cliffs, Inc. .........     1,945,629
    27,800   Commercial Metals Co. ..........       942,142
     3,744   Gibraltar Industries, Inc. .....        82,143
     1,100   Harsco Corp. ...................        65,571
     1,000   Insteel Industries, Inc. *......        15,020
     4,500   L.B. Foster Co., Class A *......        40,658
    20,200   Lone Star Technologies, Inc.
               *.............................       796,486
    31,900   Maverick Tube Corp. *...........     1,037,069
     3,200   Northwest Pipe Co. *............        79,008
    21,800   NS Group, Inc. *................       684,738
    17,000   Nucor Corp. ....................       978,520
    10,952   Olympic Steel, Inc. *...........       195,822
    44,400   Oregon Steel Mills, Inc. *......     1,021,200
     1,650   Quanex Corp. ...................        87,978
     8,100   Reliance Steel & Aluminum
               Co. ..........................       324,081
     8,000   Roanoke Electric Steel Corp. ...       165,440
     9,800   Ryerson Tull, Inc. .............       124,166
    15,700   Southern Peru Copper Corp. .....       870,722
    40,400   Steel Dynamics, Inc. ...........     1,391,780
     8,800   Steel Technologies, Inc. .......       211,112
                                               ------------
                                                 11,299,063
                                               ------------
             BIOTECHNOLOGY - 0.9%
    16,890   Harvard Bioscience, Inc. *......        65,702
    41,243   Invitrogen Corp. *..............     2,854,016
                                               ------------
                                                  2,919,718
                                               ------------

                         See the accompanying notes to the financial statements.


32  Laudus Funds Annual Report

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Discovery Fund


  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK continued
             CELLULAR & WIRELESS - 1.3%
       400   Nextel Partners, Inc., Class A
               *.............................  $      8,784
     9,600   NII Holdings, Inc. *............       552,000
    26,000   Telephone & Data Systems,
               Inc. .........................     2,121,600
    10,800   U.S. Cellular Corp. *...........       492,804
    28,709   USA Mobility, Inc. *............       930,172
                                               ------------
                                                  4,105,360
                                               ------------
             CHEMICALS & RUBBER - 2.0%
    19,000   A. Schulman, Inc. ..............       330,980
     3,901   American Pacific Corp. *........        28,282
    24,200   Arch Chemicals, Inc. ...........       688,974
     1,300   Bairnco Corp. ..................        14,976
     7,600   Cytec Industries, Inc. .........       412,300
     6,700   Eastman Chemical Co. ...........       395,300
     3,600   FMC Corp. *.....................       192,420
    11,800   Georgia Gulf Corp. .............       542,564
    53,300   Great Lakes Chemical Corp. .....     1,711,996
    84,200   Hercules, Inc. *................     1,219,216
    34,400   Hexcel Corp. *..................       533,544
     2,200   LESCO, Inc. *...................        31,900
     3,200   LSB Industries, Inc. *..........        23,552
     9,000   RPM International, Inc. ........       164,520
     4,600   Stepan Co. .....................       108,146
       400   Synalloy Corp. *................         4,080
                                               ------------
                                                  6,402,750
                                               ------------
             COMMERCIAL AIRCRAFT & COMPONENTS - 0.1%
     7,500   Sequa Corp., Class A *..........       388,875
                                               ------------
             COMMUNICATIONS UTILITIES - 0.6%
     1,900   Atlantic Tele-Network, Inc. ....        60,838
    16,400   Audible, Inc. *.................       221,728
    12,100   CT Communications, Inc. ........       127,413
    13,000   D&E Communications, Inc. .......       118,690
   157,200   EarthLink, Inc. *...............     1,414,800
     1,500   Hector Communications Corp. ....        32,250
                                               ------------
                                                  1,975,719
                                               ------------
             CONSTRUCTION & HOMEBUILDING - 2.8%
     6,600   Beazer Homes USA, Inc. .........       329,076
     9,500   Brookfield Homes Corp. .........       400,995
         2   Cavco Industries, Inc. *........            48
    33,800   Granite Construction, Inc. .....       887,926
    39,800   Hovnanian Enterprises, Inc.,
               Class A *.....................     2,029,800
     8,200   Insituform Technologies, Inc.,
               Class A *.....................       118,982
     1,700   KB HOME.........................       199,682
    29,920   M.D.C. Holdings, Inc. ..........     2,083,928
     1,400   M/I Homes, Inc. ................        68,502
     1,200   Meritage Corp. *................        70,704
       200   Pulte Homes, Inc. ..............        14,726
    15,800   Ryland Group, Inc. .............       979,916
     2,600   Sterling Construction Co., Inc.
               *.............................        18,200
    12,100   Technical Olympic USA, Inc. ....       365,420
     5,000   Toll Brothers, Inc. *...........       394,250

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, CONSTRUCTION &
               HOMEBUILDING continued
    14,500   Willbros Group, Inc. *..........  $    292,900
     5,400   William Lyon Homes, Inc. *......       414,180
                                               ------------
                                                  8,669,235
                                               ------------
             CONSTRUCTION MATERIALS - 0.7%
     4,300   Ameron International Corp. .....       154,800
    18,200   Compass Minerals International,
               Inc...........................       463,190
       376   Devcon International Corp. *....         5,095
     4,000   Eagle Materials, Inc. ..........       323,760
       200   ElkCorp.........................         7,692
     2,550   Florida Rock Industries,
               Inc. .........................       149,991
     5,500   Martin Marietta Materials,
               Inc. .........................       307,560
    22,000   MDU Resources Group, Inc. ......       607,640
     3,100   Oil-Dri Corp. of America........        57,350
     4,076   Rock of Ages Corp. .............        26,902
    26,000   U.S. Concrete, Inc. *...........       163,020
     2,700   United States Lime & Minerals,
               Inc. * .......................        42,525
                                               ------------
                                                  2,309,525
                                               ------------
             CONSUMER DURABLES - 0.7%
     1,700   Arctic Cat, Inc. ...............        46,002
     1,504   Boston Acoustics, Inc. .........        21,635
    23,000   Brunswick Corp. ................     1,077,551
    16,200   Coachmen Industries, Inc. ......       220,320
       900   Marine Products Corp. ..........        15,129
     4,300   Polaris Industries, Inc. .......       301,989
    11,661   Spartan Motors, Inc. ...........       117,193
    16,638   Universal Electronics, Inc. *...       280,849
                                               ------------
                                                  2,080,668
                                               ------------
             DRUGS & PHARMACEUTICALS - 1.4%
    25,600   Alpharma, Inc., Class A.........       315,392
    44,867   Dade Behring Holdings, Inc. *...     2,644,012
     5,900   E-Z-EM, Inc. ...................        70,328
    33,600   First Horizon Pharmaceutical
               Corp. * ......................       567,168
     8,600   Immucor, Inc. *.................       259,634
       400   Lifecore Biomedical, Inc. *.....         7,108
     1,100   Matrixx Initiatives, Inc. *.....        12,419
    13,600   Nature's Sunshine Products,
               Inc. .........................       233,512
       800   Polydex Pharmaceuticals Ltd.
               *.............................         3,984
     1,500   United-Guardian, Inc. ..........        11,235
    21,000   Weider Nutrition International,
               Inc. *........................       127,890
                                               ------------
                                                  4,252,682
                                               ------------
             ELECTRIC UTILITIES - 2.4%
    83,400   Alliant Energy Corp. ...........     2,233,452
       800   Central Vermont Public Service
               Corp..........................        17,984
     2,100   CMS Energy Corp. *..............        27,384
    38,100   Duquesne Light Holdings,
               Inc. .........................       682,752
    52,500   El Paso Electric Co. *..........       997,500
     3,000   Green Mountain Power Corp. .....        87,900

See the accompanying notes to the financial statements.


                                                  Laudus Funds Annual Report  33

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Discovery Fund


  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, ELECTRIC UTILITIES continued
       300   Hawaiian Electric Industries,
               Inc. .........................  $      7,656
    10,132   Pinnacle West Capital Corp. ....       430,711
    23,700   PNM Resources, Inc. ............       632,316
     9,400   UIL Holdings Corp. .............       476,110
    84,700   Westar Energy, Inc. ............     1,832,908
                                               ------------
                                                  7,426,673
                                               ------------
             FINANCIAL INVESTMENTS - 1.0%
     3,375   Aaron Rents, Inc. ..............        67,500
    28,600   American Capital Strategies
               Ltd. .........................       898,325
     1,700   California First National
               Bancorp.......................        21,250
       300   Capital Southwest Corp. ........        23,730
       162   Cherokee, Inc. .................         5,424
     4,100   Choice Hotels International,
               Inc. .........................       253,995
    12,700   Electro Rent Corp. *............       170,434
     4,700   ePlus, Inc. *...................        54,849
     2,866   G-III Apparel Group Ltd. *......        23,215
    18,480   MCG Capital Corp. ..............       284,315
    25,310   Price Communications Corp. *....       442,925
        57   Shenandoah Telecommunications
               Co............................         1,767
       100   SurModics, Inc. *...............         3,191
     4,500   TC Pipelines LP.................       161,325
    17,800   Universal Compression Holdings,
               Inc. *........................       674,086
     8,300   Willis Lease Finance Corp. *....        68,475
                                               ------------
                                                  3,154,806
                                               ------------
             FOREST PRODUCTS & PAPER - 0.6%
     9,500   Chesapeake Corp. ...............       199,690
     2,700   CSS Industries, Inc. ...........        98,685
     1,699   DSG International Ltd. *........         7,756
    42,600   Louisiana-Pacific Corp. ........     1,070,964
       400   Lydall, Inc. *..................         4,440
     3,700   Nashua Corp. *..................        32,190
     3,400   Packaging Dynamics Corp. .......        47,566
     1,100   Rock-Tenn Co., Class A..........        14,630
     6,700   Universal Forest Products,
               Inc. .........................       260,295
                                               ------------
                                                  1,736,216
                                               ------------
             FURNITURE & HOUSEHOLD ITEMS - 1.6%
     8,400   A.T. Cross Co., Class A *.......        49,560
     6,400   Acuity Brands, Inc. ............       172,800
     3,000   Aldila, Inc. ...................        50,703
     1,500   American Biltrite, Inc. *.......        16,875
       600   American Locker Group, Inc. *...         3,240
     1,800   Atlantis Plastics, Inc., Class A
               *.............................        42,750
     5,900   AZZ, Inc. *.....................       107,085
     7,150   Bassett Furniture Industries,
               Inc. .........................       140,855
    11,900   Central Garden & Pet Co. *......       521,934
       150   Channell Commercial Corp. *.....         1,130
     1,400   Chase Corp. ....................        22,008
     1,200   Chromcraft Revington, Inc. *....        16,464
     9,200   Communications Systems, Inc. ...       104,880
     6,400   Congoleum Corp., Class A *......        33,920
     2,600   Flexsteel Industries, Inc. .....        42,926
     8,199   GameTech International, Inc. ...        24,351

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, FURNITURE & HOUSEHOLD
               ITEMS continued
       200   Genlyte Group, Inc. *...........  $     17,994
    19,060   Griffon Corp. *.................       408,075
       100   Hasbro, Inc. ...................         2,045
     7,200   Jacuzzi Brands, Inc. *..........        70,272
    28,067   JAKKS Pacific, Inc. *...........       602,598
    47,500   K2, Inc. *......................       653,125
     7,200   Kimball International, Inc.,
               Class B.......................       104,400
     1,400   Knape & Vogt Manufacturing
               Co. ..........................        17,497
     7,000   Lamson & Sessions Co. *.........        69,650
     6,800   Movado Group, Inc. .............       125,800
     3,400   National Presto Industries,
               Inc. .........................       137,020
     2,100   Patrick Industries, Inc. *......        21,651
     4,800   Preformed Line Products Co. ....       143,952
    55,300   Steelcase, Inc., Class A........       763,140
       600   The Rowe Cos. *.................         2,376
    20,400   Tredegar Corp. .................       343,944
     2,783   Vermont Teddy Bear Co., Inc.
               *.............................        14,889
     5,400   Yankee Candle Co., Inc. *.......       171,180
                                               ------------
                                                  5,021,089
                                               ------------
             GAS & OTHER PUBLIC UTILITIES - 0.6%
     1,614   American Ecology Corp. .........        19,094
    13,300   Atmos Energy Corp. .............       359,100
    17,700   California Water Service
               Group.........................       590,648
     7,209   Duratek, Inc. *.................       143,820
     1,200   ONEOK, Inc. ....................        36,984
     1,100   RGC Resources, Inc. ............        28,710
     2,700   SJW Corp. ......................        94,851
     5,500   South Jersey Industries,
               Inc. .........................       310,200
    11,670   Waste Industries USA, Inc. .....       162,213
                                               ------------
                                                  1,745,620
                                               ------------
             GOVERNMENT AIRCRAFT & DEFENSE - 0.2%
     2,700   Allied Defense Group, Inc. *....        66,123
     1,000   Benthos, Inc. *.................        17,150
    11,000   EDO Corp. ......................       330,550
     1,800   Lowrance Electronics, Inc. .....        43,758
       625   Orbit International Corp. *.....         5,725
     2,600   Todd Shipyards Corp. ...........        49,192
                                               ------------
                                                    512,498
                                               ------------
             HEALTH CARE & HOSPITAL - 2.4%
     9,300   Allied Healthcare International,
               Inc. *........................        58,125
     4,400   American Shared Hospital
               Services......................        23,980
     8,900   Health Net, Inc. *..............       291,119
       200   HealthTronics, Inc. *...........         2,152
    73,100   Humana, Inc. *..................     2,334,814
    25,600   Kindred Healthcare, Inc. *......       898,560
     8,600   MedCath Corp. *.................       251,980
       200   MEDTOX Scientific, Inc. *.......         1,600
     1,950   National Dentex Corp. *.........        38,415
     2,191   National Home Health Care
               Corp. ........................        25,372
       300   Option Care, Inc. ..............         6,177

                         See the accompanying notes to the financial statements.


34  Laudus Funds Annual Report

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Discovery Fund


  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, HEALTH CARE & HOSPITAL continued
     3,600   Pediatric Services of America,
               Inc. *........................  $     44,424
    17,800   RehabCare Group, Inc. *.........       511,038
    60,900   Triad Hospitals, Inc. *.........     3,051,090
                                               ------------
                                                  7,538,846
                                               ------------
             INFORMATION & SERVICES - 4.5%
       900   Ablest, Inc. *..................         6,570
    18,100   ABM Industries, Inc. ...........       348,063
       100   Almost Family, Inc. *...........         1,329
     5,800   Ambassadors Groups, Inc. .......       193,836
     2,343   Ambassadors International,
               Inc. .........................        32,875
     3,400   American Dental Partners, Inc.
               *.............................        75,585
    24,400   American Retirement Corp. *.....       354,776
     4,900   Angelica Corp. .................       137,200
    11,600   Bluegreen Corp. *...............       149,060
    14,600   Carriage Services, Inc. *.......        81,322
       250   Cass Information Systems,
               Inc. .........................         9,625
    39,812   Century Business Services, Inc.
               *.............................       163,229
    44,574   CheckFree Corp. *...............     1,816,837
    16,100   Cornell Cos., Inc. *............       202,860
    19,371   Discovery Partners International
               *.............................        61,987
     3,300   Ecology & Environment, Inc. ....        23,364
       300   Exponent, Inc. *................         7,167
     2,500   Forrester Research, Inc. *......        35,200
    19,200   Heidrick & Struggles
               International, Inc. *.........       705,984
       100   Horizon Health Corp. *..........         4,250
    13,900   Hudson Highland Group, Inc. *...       237,551
     5,800   Jones Lang LaSalle, Inc. *......       270,570
    18,700   Kelly Services, Inc., Class A...       538,373
     7,400   Kendle International, Inc. *....        85,100
    36,300   Korn/Ferry International *......       690,789
     1,500   Labor Ready, Inc. *.............        27,975
    15,500   Laureate Education, Inc. *......       663,245
     7,400   Layne Christensen Co. *.........       127,798
     7,800   Mac-Gray Corp. *................        65,910
    13,100   MAXIMUS, Inc. ..................       438,719
    16,700   Metal Management, Inc. .........       428,856
     5,700   Michael Baker Corp. *...........       125,685
     3,700   Monro Muffler Brake, Inc. *.....        95,497
    86,200   MPS Group, Inc. *...............       905,962
     9,260   National Technical Systems, Inc.
               *.............................        39,818
     6,900   Navigant International, Inc.
               *.............................        94,254
    23,597   NCO Group, Inc. *...............       461,321
     4,100   Nobel Learning Communities, Inc.
               *.............................        34,235
     3,500   Opinion Research Corp. *........        24,535
    14,000   PAREXEL International Corp. *...       329,000
     9,268   Pharmaceutical Product
               Development, Inc. *...........       449,035
     7,986   RCM Technologies, Inc. *........        40,249
    32,600   Resources Connection, Inc. *....       682,318
    22,850   Schnitzer Steel Industries,
               Inc., Class A.................       770,731

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, INFORMATION & SERVICES continued
     1,575   Security National Financial
               Corp., Class A *..............  $      5,591
       613   SRI/Surgical Express, Inc. *....         2,973
     6,800   Steiner Leisure Ltd. *..........       222,292
    26,800   TeleTech Holdings, Inc. *.......       346,256
    29,900   URS Corp. *.....................       859,625
     4,600   Vertrue, Inc. *.................       163,024
     7,600   Volt Information Sciences, Inc.
               *.............................       183,540
     6,500   West Corp. *....................       208,000
                                               ------------
                                                 14,029,946
                                               ------------
             INSTRUMENTS - 5.3%
     5,400   Allied Healthcare Products, Inc.
               *.............................        34,884
    28,472   American Medical Systems
               Holdings, Inc. *..............       489,149
     1,300   American Science & Engineering,
               Inc. *........................        58,123
    23,200   Armor Holdings, Inc. *..........       860,488
     1,300   Arrow International, Inc. ......        44,655
    23,600   ArthroCare Corp. *..............       672,600
       400   Atrion Corp. ...................        19,454
       800   Badger Meter, Inc. .............        21,200
    37,800   Bausch & Lomb, Inc. ............     2,770,740
     1,300   Beckman Coulter, Inc. ..........        86,385
     3,813   Bio-Logic Systems Corp. *.......        25,852
     3,700   Bio-Rad Laboratories, Inc.,
               Class A *.....................       180,227
    30,700   Checkpoint Systems, Inc. *......       518,216
       800   Clinical Data, Inc. ............        13,120
       400   CNS, Inc. ......................         7,120
     2,100   Compex Technologies, Inc. *.....        10,521
    19,048   CONMED Corp. *..................       573,726
     3,529   Cooper Cos., Inc. ..............       257,264
    10,883   Datascope Corp. ................       332,802
     3,300   DJ Orthopedics, Inc. *..........        82,665
    69,700   Edwards Lifesciences Corp. *....     3,012,433
       100   Embrex, Inc. *..................         1,172
       400   Enpath Medical, Inc. *..........         3,248
    14,500   Esterline Technologies Corp.
               *.............................       500,975
     8,900   Frequency Electronics, Inc. ....        94,874
    11,800   Haemonetics Corp. *.............       497,488
    11,297   Integra LifeSciences Holdings
               *.............................       397,880
    23,900   Invacare Corp. .................     1,066,657
     1,600   Iridex Corp. *..................         7,938
     1,300   K-Tron International, Inc. *....        39,572
     1,100   Kewaunee Scientific Corp. ......         8,184
    10,300   LeCroy Corp. *..................       176,439
     1,166   Mesa Laboratories, Inc. ........        16,095
     7,500   Mine Safety Appliances Co. .....       290,550
     6,602   Misonix, Inc. *.................        39,612
     2,100   MOCON, Inc. ....................        19,060
     9,292   Molecular Devices Corp. *.......       176,548
    17,060   MTS Systems Corp. ..............       495,252
     1,800   New Brunswick Scientific Co.,
               Inc. *........................         9,864
       100   Nmt Medical, Inc. *.............           820

See the accompanying notes to the financial statements.


                                                  Laudus Funds Annual Report  35

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Discovery Fund


  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, INSTRUMENTS continued
     2,000   O.I. Corp. *....................  $     21,500
     7,100   Oakley, Inc. ...................        91,022
     4,600   OYO Geospace Corp. *............        91,080
     5,400   Perceptron, Inc. *..............        42,660
    70,900   PerkinElmer, Inc. ..............     1,462,667
     3,610   Respironics, Inc. *.............       210,355
       600   Schmitt Industries, Inc. *......         4,290
     2,200   Span-America Medical Systems,
               Inc...........................        22,572
    13,400   Teleflex, Inc. .................       685,812
     6,066   Thoratec Corp. *................        74,127
     2,000   Vicon Industries, Inc. *........         6,500
     4,000   Vital Signs, Inc. ..............       159,560
                                               ------------
                                                 16,785,997
                                               ------------
             INSURANCE - 5.4%
     9,600   American National Insurance
               Co. ..........................     1,016,640
     9,286   American Physicians Capital,
               Inc. *........................       318,231
     3,800   American Safety Insurance
               Holdings Ltd. *...............        56,620
    24,500   AmerUs Group Co. ...............     1,157,625
    65,200   CNA Financial Corp. *...........     1,829,512
     8,800   Commerce Group, Inc. ...........       545,424
     2,000   Crawford & Co., Class B.........        14,300
    13,600   Delphi Financial Group, Inc.,
               Class A.......................       584,800
       133   Donegal Group, Inc. ............         2,187
     1,400   FBL Financial Group, Inc., Class
               A.............................        39,200
     1,400   FPIC Insurance Group, Inc. *....        45,010
     2,600   Great American Financial
               Resources, Inc................        44,044
    77,000   HCC Insurance Holdings, Inc. ...     2,784,320
     1,279   Kansas City Life Insurance
               Co. ..........................        62,364
    30,815   Max Re Capital Ltd. ............       725,077
    26,101   Meadowbrook Insurance Group,
               Inc. *........................       137,030
       400   Merchants Group, Inc. ..........         9,740
     4,611   Midland Co. ....................       145,293
    28,700   National Financial Partners
               Corp. ........................     1,142,260
       767   National Western Life Insurance
               Co., Class A *................       131,111
     3,200   NYMAGIC, Inc. ..................        75,840
       200   Ohio Casualty Corp. *...........         4,596
    46,100   PacifiCare Health Systems, Inc.
               *.............................     2,624,012
    13,500   Presidential Life Corp. ........       219,780
     2,900   RTW, Inc. *.....................        30,450
    12,300   Scottish Re Group Ltd. .........       276,996
    12,300   Selective Insurance Group,
               Inc. .........................       568,629
    14,400   StanCorp Financial Group,
               Inc. .........................     1,220,832
     3,544   State Auto Financial Corp. .....        94,341
    24,100   The Phoenix Companies, Inc. ....       307,998
     5,700   UICI............................       138,225
     3,380   Unico American Corp. *..........        33,797

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, INSURANCE continued
     6,800   United Fire & Casualty Co. .....  $    230,044
     8,100   W. R. Berkley Corp. ............       401,760
                                               ------------
                                                 17,018,088
                                               ------------
             IT HARDWARE - 5.0%
     4,500   American Technical Ceramics
               Corp. *.......................        35,910
    69,100   Amphenol Corp., Class A.........     2,559,464
    48,046   Avocent Corp. *.................     1,232,860
     2,500   Blonder Tongue Laboratories,
               Inc. *........................         9,050
     4,191   Cobra Electronics Corp. *.......        31,642
   188,400   Crown Castle International Corp.
               *.............................     3,025,704
    25,303   Digi International, Inc. *......       347,157
     6,923   EMS Technologies, Inc. *........        94,153
    24,233   Energy Conversion Devices, Inc.
               *.............................       550,816
       500   Espey Manufacturing &
               Electronics Corp..............        13,175
       200   Globecomm Systems, Inc. *.......         1,190
    99,800   Harris Corp. ...................     3,258,470
     4,100   inTEST Corp. *..................        17,056
   103,083   Lam Research Corp. *............     2,974,975
       100   MEMC Electronic Materials, Inc.
               *.............................         1,345
     1,600   Merrimac Industries, Inc. *.....        14,320
    17,130   Microsemi Corp. *...............       279,048
     8,000   Peak International Ltd. *.......        30,400
     1,800   Photronics, Inc. *..............        32,580
       200   Semitool, Inc. *................         2,040
       900   Simclar, Inc. *.................         3,960
       400   Sparton Corp. *.................         3,732
     5,400   Stoneridge, Inc. *..............        65,934
    35,386   Symmetricom, Inc. *.............       392,431
    17,808   ViaSat, Inc. *..................       332,832
    24,300   Virage Logic Corp. *............       266,328
     1,300   Woodhead Industries, Inc. ......        17,680
                                               ------------
                                                 15,594,252
                                               ------------
             LAND & WATER TRANSPORTATION - 2.6%
     3,976   Alexander & Baldwin, Inc. ......       163,811
     8,100   Celadon Group, Inc. *...........       150,255
     5,300   CNF, Inc. ......................       247,987
     5,700   Covenant Transport, Inc., Class
               A *...........................       100,320
     2,190   EGL, Inc. *.....................        49,932
    21,000   General Maritime Corp. *........     1,017,240
     3,700   Hub Group, Inc., Class A *......       231,879
       100   International Shipholding Corp.
               *.............................         1,520
     2,830   Knightsbridge Tankers Ltd. .....       110,257
     1,350   Marten Transport Ltd. *.........        28,796
     5,300   Nordic American Tanker Shipping
               Ltd...........................       251,485
    17,225   Overnite Corp. .................       551,028
    32,300   Overseas Shipholding Group,
               Inc. .........................     2,031,992
    18,500   Ryder Systems, Inc. ............       771,450

                         See the accompanying notes to the financial statements.


36  Laudus Funds Annual Report

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Discovery Fund


  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, LAND & WATER
               TRANSPORTATION continued
     6,797   SCS Transportation, Inc. *......  $    126,356
    31,200   Teekay Shipping Corp. ..........     1,402,440
       300   Transport Corp. of America, Inc.
               *.............................         2,646
     6,300   U.S. Xpress Enterprises, Inc.,
               Class A *.....................       103,005
       300   USA Truck, Inc. *...............         6,885
    45,300   Werner Enterprises, Inc. .......       880,179
                                               ------------
                                                  8,229,463
                                               ------------
             METAL PRODUCTS & MACHINERY - 4.6%
     2,300   Acme United Corp. ..............        32,200
     3,100   Alamo Group, Inc. ..............        76,694
     2,800   Allied Motion Technologies, Inc.
               *.............................        20,804
     4,600   Astec Industries, Inc. *........       101,430
     3,300   Baldor Electric Co. ............        85,173
     1,700   Blount International, Inc. *....        28,866
     5,500   Bonso Electronics International,
               Inc...........................        24,310
     6,500   Cummins, Inc. ..................       457,275
     1,800   Eastern Co. ....................        39,780
     5,500   Energizer Holdings, Inc. *......       328,900
     5,600   EnerSys *.......................        73,360
    22,800   EnPro Industries, Inc. *........       627,000
     8,700   ESCO Technologies, Inc. *.......       699,045
     3,206   Evans & Sutherland Computer
               Corp. *.......................        17,633
       400   Federal Screw Works.............         8,850
     6,300   Gehl Co. *......................       168,273
    10,800   Gerber Scientific, Inc. *.......        78,624
    15,100   Graco, Inc. ....................       609,436
     2,600   Greenbrier Cos., Inc. ..........        91,234
     2,693   Hardinge, Inc. .................        36,221
     6,700   Hawk Corp., Class A *...........        68,340
     2,200   International Aluminum Corp. ...        73,062
    41,900   Kennametal, Inc. ...............     1,989,831
     2,900   L.S. Starrett Co., Class A......        56,260
    49,300   Lennox International, Inc. .....     1,080,656
     1,000   Lincoln Electric Holdings,
               Inc. .........................        30,080
     1,400   Material Sciences Corp. *.......        18,830
     2,300   Mestek, Inc. *..................        51,865
     1,000   NCI Building Systems, Inc. *....        38,600
     1,200   P & F Industries, Inc. *........        18,072
       300   Peerless Manufacturing Co. *....         4,332
     4,400   Powell Industries, Inc. *.......        81,488
     2,085   Q.E.P. Co., Inc. *..............        29,711
    31,100   Regal-Beloit Corp. .............       895,369
     7,250   Rimage Corp. *..................       143,913
    12,200   Robbins & Myers, Inc. ..........       268,522
     4,600   Rofin-Sinar Technologies, Inc.
               *.............................       147,844
     1,200   Sauer-Danfoss, Inc. ............        27,156
     3,700   SL Industries, Inc. *...........        51,689
    12,900   Standard Motor Products,
               Inc. .........................       150,930
     6,100   Standex International Corp. ....       166,530

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, METAL PRODUCTS &
               MACHINERY continued
     1,700   Tecumseh Products Co., Class B..  $     66,530
       200   Tennant Co. ....................         7,738
     1,900   Thomas Industries, Inc. ........        75,316
    84,700   Timken Co. .....................     2,315,697
    14,300   Toro Co. .......................     1,265,550
     1,400   Twin Disc, Inc. ................        34,657
       200   Velcro Industries N.V. .........         2,646
     5,500   Water Pik Technologies, Inc.
               *.............................       108,350
     9,600   Woodward Governor Co. ..........       688,320
    25,700   York International Corp. .......     1,006,926
                                               ------------
                                                 14,569,918
                                               ------------
             MISCELLANEOUS FINANCE - 1.4%
    22,900   A.G. Edwards, Inc. .............     1,025,920
    29,600   Affiliated Managers Group, Inc.
               *.............................     1,836,088
     3,900   Cohen & Steers, Inc. ...........        64,350
    41,130   Knight Trading Group, Inc.,
               Class A *.....................       396,493
     2,833   Maxcor Financial Group, Inc. ...        33,257
    16,500   Raymond James Financial,
               Inc. .........................       499,950
     4,400   Stifel Financial Corp. *........        95,920
    19,200   SWS Group, Inc. ................       307,776
                                               ------------
                                                  4,259,754
                                               ------------
             OIL & COAL RESOURCES - 3.2%
     1,400   Barnwell Industries, Inc. ......        74,270
    14,200   Berry Petroleum Co., Class A....       730,590
    14,700   Callon Petroleum Co. *..........       228,438
    21,300   Carrizo Oil & Gas, Inc. *.......       361,887
     1,700   Castle Energy Corp. ............        19,975
    43,100   Chesapeake Energy Corp. ........       945,614
    22,100   Comstock Resources, Inc. *......       635,154
    19,000   CONSOL Energy, Inc. ............       893,380
    12,800   Energy Partners Ltd. *..........       332,416
     7,100   Forest Oil Corp. *..............       287,550
     2,200   Houston Exploration Co. *.......       125,290
       563   Isramco, Inc. *.................         4,909
     7,700   KCS Energy, Inc. *..............       118,272
    14,100   Meridian Resource Corp. *.......        72,756
     3,100   Noble Energy, Inc. .............       210,862
     5,100   Patina Oil & Gas Corp. .........       204,000
       600   Penn Virginia Corp. ............        27,540
     6,500   Petrohawk Energy Corp. *........        68,120
    10,100   Remington Oil & Gas Corp. *.....       318,352
     4,455   Resource America, Inc., Class
               A.............................       156,125
    10,800   Southwestern Energy Co. *.......       613,008
    12,800   Stone Energy Corp. *............       621,696
    14,200   Swift Energy Co. *..............       403,848
       900   Tel Offshore Trust..............         7,353
    53,500   Ultra Petroleum Corp. *.........     2,717,801
                                               ------------
                                                 10,179,206
                                               ------------

See the accompanying notes to the financial statements.


                                                  Laudus Funds Annual Report  37

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Discovery Fund


  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK continued
             OIL DISTRIBUTION - 1.3%
       900   Adams Resources & Energy,
               Inc. .........................  $     18,765
    20,100   Ashland, Inc. ..................     1,356,147
    21,900   Frontier Oil Corp. .............       794,094
     7,200   Premcor, Inc. ..................       429,696
    10,200   Questar Corp. ..................       604,350
    25,300   Tesoro Petroleum Corp. *........       936,606
                                               ------------
                                                  4,139,658
                                               ------------
             OIL DRILLING & SERVICES - 2.8%
     4,500   Dawson Geophysical Co. *........       108,900
   116,900   Grant Prideco, Inc. *...........     2,824,304
     5,400   Lufkin Industries, Inc. ........       260,766
     3,100   NATCO Group, Inc., Class A *....        33,697
    25,013   National-Oilwell, Inc. *........     1,168,100
    31,600   Newpark Resources, Inc. *.......       186,124
     2,300   Oceaneering International, Inc.
               *.............................        86,250
     9,600   Oil States International, Inc.
               *.............................       197,280
     5,300   Pride International, Inc. *.....       131,652
     3,500   TETRA Technologies, Inc. *......        99,540
    64,200   Tidewater, Inc. ................     2,494,812
    15,400   Todco, Class A *................       397,936
       500   Unit Corp. *....................        22,585
     4,700   Veritas DGC, Inc. *.............       140,812
    31,100   W-H Energy Services, Inc. *.....       744,223
                                               ------------
                                                  8,896,981
                                               ------------
             PHOTOOPTICAL, MICROS & OFFICE MACHINERY - 1.9%
    40,200   Diebold, Inc. ..................     2,204,970
     1,200   Global Payment Technologies,
               Inc. *........................         7,536
     3,900   Interphase Corp. *..............        24,843
    13,100   M-Systems Flash Disk Pioneers
               Ltd. *........................       288,724
     5,100   PAR Technology Corp. *..........        79,407
     4,300   Printronix, Inc. ...............        69,230
     8,182   SafeNet, Inc. *.................       239,814
       100   SBS Technologies, Inc. *........         1,115
    98,000   Storage Technology Corp. *......     3,018,401
    12,556   X-Rite, Inc. ...................       188,842
                                               ------------
                                                  6,122,882
                                               ------------
             PUBLISHING, BROADCASTING & CINEMA - 1.6%
    64,500   American Greetings Corp., Class
               A.............................     1,643,460
     4,900   Bowne & Co., Inc. ..............        73,696
     3,100   Cadmus Communications Corp. ....        43,769
     8,500   Consolidated Graphics, Inc. *...       447,100
       810   Image Entertainment, Inc. *.....         4,431
     5,500   John H. Harland Co. ............       188,980
    16,500   Media General, Inc., Class A....     1,020,525
     2,500   Outlook Group Corp. ............        18,325
     2,700   Point.360 *.....................         9,369
    16,900   Reader's Digest Association,
               Inc. .........................       292,539
    18,200   Regent Communications, Inc. *...        97,370
    26,923   Scholastic Corp. *..............       993,189

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, PUBLISHING, BROADCASTING &
               CINEMA continued
     2,600   Tufco Technologies, Inc. *......  $     16,770
     5,800   World Wrestling Entertainment,
               Inc. .........................        69,600
                                               ------------
                                                  4,919,123
                                               ------------
             REAL ESTATE DEVELOPMENT - 0.7%
       800   AMREP Corp. ....................        19,600
     3,801   Avatar Holdings, Inc. *.........       178,077
     2,300   ILX Resorts, Inc. ..............        23,529
       500   J.W. Mays, Inc. *...............         8,440
       500   Levitt Corp., Class A...........        12,820
       600   Patriot Transportation Holding,
               Inc. *........................        31,242
    60,207   Stewart Enterprises, Inc., Class
               A *...........................       370,273
       996   Tarragon Corp. *................        20,109
    36,300   The Brink's Co. ................     1,255,980
     7,900   United Capital Corp. *..........       193,076
                                               ------------
                                                  2,113,146
                                               ------------
             REAL ESTATE INVESTMENT TRUSTS - 5.0%
     8,400   Bedford Property Investors,
               Inc. .........................       183,372
    46,000   Brandywine Realty Trust.........     1,306,400
    19,064   Capital Automotive REIT.........       631,400
    23,700   CBL & Associates Properties,
               Inc. .........................     1,694,787
     3,900   Commercial NET Lease Realty.....        71,955
    12,000   CRT Properties, Inc. ...........       261,360
    17,900   Entertainment Properties
               Trust.........................       741,597
    37,700   Friedman, Billings, Ramsey
               Group, Inc., Class A..........       598,299
   203,500   HRPT Properties Trust...........     2,423,685
       100   Investors Real Estate Trust.....           933
     7,400   LTC Properties, Inc. ...........       128,390
     7,700   Mission West Properties,
               Inc. .........................        81,620
       700   National Health Investors,
               Inc. .........................        18,186
     3,500   National Health Realty, Inc. ...        65,100
     9,600   One Liberty Properties, Inc. ...       179,136
     6,324   Origen Financial, Inc. .........        43,699
    16,800   Parkway Properties, Inc. .......       784,560
     4,500   Pennsylvania Real Estate
               Investment Trust..............       181,440
     2,500   Presidential Realty Corp., Class
               B.............................        22,500
     7,200   PS Business Parks, Inc. ........       290,160
    27,100   Reckson Associates Realty
               Corp. ........................       831,970
     5,500   Sizeler Property Investors,
               Inc. .........................        65,230
    45,400   SL Green Realty Corp. ..........     2,552,388
   112,400   Trizec Properties, Inc. ........     2,135,600
       200   Urstadt Biddle Properties.......         3,120
     2,100   Windrose Medical Properties
               Trust.........................        28,791
    23,800   Winston Hotels, Inc. ...........       278,460
                                               ------------
                                                 15,604,138
                                               ------------

                         See the accompanying notes to the financial statements.


38  Laudus Funds Annual Report

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Discovery Fund


  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK continued
             RESTAURANTS, HOTELS & THEATERS - 3.3%
     1,300   Ark Restaurants Corp. ..........  $     42,739
     7,700   Aztar Corp. *...................       219,912
       100   Benihana, Inc. *................         1,490
    48,039   CBRL Group, Inc. ...............     1,984,011
       500   Champps Entertainment, Inc. *...         4,484
       122   Checkers Drive-In Restaurants,
               Inc. *........................         1,612
     3,500   CKE Restaurants, Inc. *.........        55,475
    25,600   Darden Restaurants, Inc. .......       785,408
    11,600   Dave & Buster's, Inc. *.........       216,920
     4,700   Dover Motorsports, Inc. ........        23,735
     5,700   Famous Dave's of America, Inc.
               *.............................        80,256
     1,800   Frisch's Restaurants, Inc. .....        46,782
    17,200   Interstate Hotels & Resorts,
               Inc. *........................        82,904
    14,962   Isle of Capri Casinos, Inc. *...       397,091
     4,600   J. Alexander's Corp. *..........        33,350
    15,000   Jack in the Box, Inc. *.........       556,500
    24,600   Landry's Restaurants, Inc. .....       711,432
    12,400   Lone Star Steakhouse & Saloon,
               Inc...........................       358,422
     7,000   Luby's, Inc. *..................        54,250
    23,300   Marcus Corp. ...................       477,650
       300   Max & Erma's Restaurants, Inc.
               *.............................         3,960
     3,200   Monarch Casino & Resort, Inc.
               *.............................        63,680
    24,600   Movie Gallery, Inc. ............       705,528
     2,900   Nathan's Famous, Inc. *.........        24,505
     6,000   Orient- Express Hotels Ltd.,
               Class A.......................       156,600
       300   Papa John's International, Inc.
               *.............................        10,416
     5,518   Rubio's Restaurants, Inc. *.....        55,180
    26,600   Ryan's Restaurant Group, Inc.
               *.............................       386,498
     5,100   Sands Regent *..................        51,510
     1,900   Star Buffet, Inc. ..............        14,041
    36,300   Station Casinos, Inc. ..........     2,452,064
    13,200   Vail Resorts, Inc. *............       333,300
    16,200   Worldwide Restaurant Concepts,
               Inc. *........................        82,620
                                               ------------
                                                 10,474,325
                                               ------------
             RETAIL - 6.5%
    53,200   Aeropostale, Inc. *.............     1,742,300
    76,734   American Eagle Outfitters,
               Inc. .........................     2,267,489
       996   Arden Group, Inc., Class A......        70,696
     9,700   Blair Corp. ....................       319,809
     7,600   Books-A-Million, Inc. ..........        69,160
    86,500   Borders Group, Inc. ............     2,302,629
     7,700   Burlington Coat Factory
               Warehouse Corp................       220,990
     6,200   Cato Corp., Class A.............       199,950
    78,300   Charming Shoppes, Inc. *........       636,579
       100   Chico's FAS, Inc. *.............         2,826
       787   Coldwater Creek, Inc. *.........        14,544
     7,400   Conn's, Inc. *..................       139,120
     2,900   Cost-U-Less, Inc. *.............        32,364
     9,400   Dress Barn, Inc. *..............       171,268

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, RETAIL continued
    12,090   EZCORP, Inc., Class A *.........  $    160,555
     8,500   Finlay Enterprises, Inc. *......       112,285
       100   Foodarama Supermarkets, Inc. *..         3,489
    14,400   Foot Locker, Inc. ..............       421,920
    10,200   GameStop Corp., Class A *.......       226,032
     4,163   GameStop Corp., Class B *.......        92,835
     2,746   Goody's Family Clothing,
               Inc. .........................        24,796
     1,400   Gottschalks, Inc. *.............        14,490
    10,195   GSI Commerce, Inc. *............       137,938
    17,500   Guess?, Inc. *..................       239,750
     5,600   Hastings Entertainment, Inc.
               *.............................        37,352
    17,800   Insight Enterprises, Inc. *.....       312,568
     8,700   Jo-Ann Stores, Inc. *...........       244,383
     6,700   Lithia Motors, Inc., Class A....       171,587
    31,400   Longs Drug Stores Corp. ........     1,074,508
     9,500   PC Mall, Inc. *.................       117,990
    16,000   Retail Ventures, Inc. *.........       145,760
     2,400   Ruddick Corp. ..................        55,560
       800   Rush Enterprises, Inc., Class B
               *.............................        13,488
       300   S&K Famous Brands, Inc. *.......         4,883
     7,700   Shoe Carnival, Inc. *...........       134,750
    16,900   ShopKo Stores, Inc. *...........       375,518
     2,001   Sport Chalet, Inc. *............        27,116
    18,184   Stage Store, Inc. *.............       698,084
    16,400   Stein Mart, Inc. *..............       369,000
    25,700   SUPERVALU, Inc. ................       857,095
     1,600   Syms Corp. *....................        21,200
    11,600   Systemax, Inc. *................        63,104
     6,700   The Bon-Ton Stores, Inc. .......       121,203
       400   The Buckle, Inc. ...............        13,964
     6,600   The Children's Place Retail
               Stores, Inc. *................       315,150
    25,300   The Men's Wearhouse, Inc. *.....     1,067,913
    54,800   Toys "R" Us, Inc. *.............     1,411,648
     7,600   Trans World Entertainment Corp.
               *.............................       111,948
     4,600   UGI Corp. ......................       208,932
    47,003   Urban Outfitters, Inc. *........     2,254,734
     1,100   Village Super Market, Inc.,
               Class A.......................        45,529
     8,000   Weis Markets, Inc. .............       294,960
    20,600   Zale Corp. *....................       612,232
                                               ------------
                                                 20,805,973
                                               ------------
             SOAPS & COSMETICS - 0.3%
     1,300   Chattem, Inc. *.................        57,811
     4,900   CPAC, Inc. .....................        26,215
    23,400   Elizabeth Arden, Inc. *.........       555,516
    10,300   Parlux Fragrances, Inc. *.......       222,995
                                               ------------
                                                    862,537
                                               ------------
             SOFTWARE - 5.6%
    86,908   Activision, Inc. *..............     1,286,238
    21,750   American Software, Inc., Class
               A.............................       141,158
    16,918   Autodesk, Inc. .................       503,480
    81,500   Borland Software Corp. *........       661,780
     6,529   Cerner Corp. *..................       342,838

See the accompanying notes to the financial statements.


                                                  Laudus Funds Annual Report  39

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Discovery Fund


  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, SOFTWARE continued
    43,100   CIBER, Inc. *...................  $    313,337
    86,700   Cognizant Technology Solutions
               Corp., Class A *..............     4,005,540
     4,600   Computer Task Group, Inc. *.....        18,308
    25,200   Covansys Corp. *................       375,858
     2,174   CSP, Inc. *.....................        18,522
     8,719   Dendrite International, Inc.
               *.............................       122,415
    10,970   Edgewater Technology, Inc. *....        45,855
    13,300   eFunds Corp. *..................       296,856
    43,900   First American Corp. ...........     1,446,066
       433   First Consulting Group, Inc.
               *.............................         2,252
       859   HMS Holdings Corp. *............         6,357
    24,601   Hyperion Solutions Corp. *......     1,085,150
    21,400   IDX Systems Corp. *.............       743,222
     5,767   infoUSA, Inc. ..................        60,611
    33,680   Internet Security Systems, Inc.
               *.............................       616,344
     1,100   Manatron, Inc. *................        10,021
       100   ManTech International Corp.,
               Class A *.....................         2,307
     4,900   Marchex, Inc., Class B *........        91,336
    11,667   Moldflow Corp. *................       186,555
     5,361   NetManage, Inc. *...............        35,436
     1,250   NWH, Inc. ......................        18,500
       300   Omtool Ltd. *...................         2,130
     7,800   Pegasus Solutions, Inc. *.......        92,196
    77,600   Perot Systems Corp., Class A
               *.............................     1,042,944
    10,200   Phoenix Technologies Ltd. *.....        97,104
    13,700   Redback Networks, Inc. *........        81,926
     1,000   S1 Corp. *......................         6,940
     8,700   Source Interlink Cos., Inc. *...        97,875
     1,400   SPSS, Inc. *....................        24,346
    29,900   Sykes Enterprises, Inc. *.......       205,413
    53,200   Take-Two Interactive Software,
               Inc. *........................     2,080,120
     5,600   TechTeam Global, Inc. *.........        61,768
    28,700   THQ, Inc. *.....................       807,618
       900   Tripos, Inc. *..................         3,735
     5,000   TriZetto Group, Inc. *..........        46,550
     4,500   TSR, Inc. ......................        36,315
     5,900   Tyler Technologies, Inc. *......        44,899
    13,400   Ulticom, Inc. *.................       149,142
    28,799   Witness Systems, Inc. *.........       505,422
                                               ------------
                                                 17,822,785
                                               ------------
             TEXTILES & APPAREL - 2.5%
    10,700   Ashworth, Inc. *................       121,873
     2,500   Coach, Inc. *...................       141,575
     3,100   Culp, Inc. *....................        18,290
     7,366   Cutter & Buck, Inc. ............       103,271
       400   Decorator Industries, Inc. .....         3,740
     6,900   Haggar Corp. ...................       139,311
     1,100   Hallwood Group, Inc. *..........       143,000
       900   Hampshire Group Ltd. *..........        35,955
    11,800   Hartmarx Corp. *................       112,572
     1,174   K-Swiss, Inc., Class A..........        38,777
     9,600   Kenneth Cole Productions,
               Inc. .........................       279,744

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, TEXTILES & APPAREL continued
    18,000   Liz Claiborne, Inc. ............  $    722,340
     2,900   McRae Industries, Inc., Class
               A.............................        33,002
    19,000   Phillips-Van Heusen Corp. ......       506,160
    36,700   Polo Ralph Lauren Corp. ........     1,423,960
     3,800   Reebok International Ltd. ......       168,340
    29,400   Russell Corp. ..................       531,552
     3,472   Saucony, Inc., Class A..........        78,814
    17,800   Stride Rite Corp. ..............       236,740
     2,000   Superior Uniform Group, Inc. ...        27,360
     5,464   Tandy Brands Accessories,
               Inc. .........................        81,796
    21,900   Timberland Co., Class A *.......     1,553,368
    72,100   Tommy Hilfiger Corp. *..........       843,570
    23,100   Wolverine World Wide, Inc. .....       495,033
                                               ------------
                                                  7,840,143
                                               ------------
             WHOLESALE - 1.8%
       400   ADDvantage Technologies Group,
               Inc. *........................         1,692
     1,300   Agilysys, Inc. .................        25,558
     3,880   All American Semiconductor, Inc.
               *.............................        18,740
     5,550   Applied Industrial Technologies,
               Inc...........................       150,960
     7,429   Aristotle Corp. *...............        53,786
    35,700   Arrow Electronics, Inc. *.......       904,995
    16,900   Aviall, Inc. *..................       473,200
    12,800   Beacon Roofing Supply, Inc. *...       280,128
     2,100   Coast Distribution System,
               Inc. .........................        13,692
     1,600   Delta Apparel, Inc. ............        47,360
    11,500   Department 56, Inc. *...........       200,790
     2,050   DXP Enterprises, Inc. *.........        10,455
    15,400   Enesco Group, Inc. *............       102,410
     3,000   First Aviation Services, Inc.
               *.............................        14,100
     5,314   GTSI Corp. *....................        51,546
    17,000   Hughes Supply, Inc. ............       505,750
    10,100   Huttig Building Products, Inc.
               *.............................       110,393
     9,000   IKON Office Solutions, Inc. ....        89,010
     4,400   Industrial Distribution Group,
               Inc. *........................        39,380
     5,503   Insurance Auto Auctions, Inc.
               *.............................       153,259
     3,500   Lawson Products, Inc. ..........       163,800
     1,000   Lazare Kaplan International,
               Inc. *........................        11,410
       200   LKQ Corp. *.....................         4,014
     5,569   Manchester Technologies, Inc.
               *.............................        31,353
     2,500   NACCO Industries, Inc., Class
               A.............................       254,850
    14,200   Nash Finch Co. .................       539,458
     6,514   Navarre Corp. *.................        51,786
       200   Noland Co. .....................         9,476
       200   Park-Ohio Holdings Corp. *......         3,748
    11,000   Pomeroy IT Solutions, Inc. *....       163,900
     2,600   Richardson Electronics Ltd. ....        26,702
     1,100   Spartan Stores, Inc. *..........        11,704
     2,940   TESSCO Technologies, Inc. *.....        44,394
     5,400   Valley National Gases, Inc. ....        88,452
    12,300   Ventiv Health, Inc. *...........       282,900

                         See the accompanying notes to the financial statements.


40  Laudus Funds Annual Report

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Discovery Fund


SHARES OR
PRINCIPAL                                         VALUE
-----------------------------------------------------------
             COMMON STOCK, WHOLESALE continued
       100   Watsco, Inc., Class B...........  $      4,225
    20,900   WESCO International, Inc. *.....       585,200
                                               ------------
                                                  5,524,576
                                               ------------
             TOTAL COMMON STOCK (COST
               $274,534,909).................   309,828,169
                                               ------------
             REPURCHASE AGREEMENT - 1.8%
$5,725,000   State Street Bank dated 3/31/05,
               due 4/1/05 at 1.75% with a
               maturity value of $5,725,278
               (Fully collateralized by a
               Fannie Mae security)..........     5,725,000
                                               ------------
             TOTAL REPURCHASE AGREEMENT (COST
               $5,725,000)...................     5,725,000
                                               ------------
             TOTAL INVESTMENTS (COST
               $280,259,909) (a) - 100.3%....   315,553,169
             NET OTHER ASSETS (LIABILITIES) -
               (0.3)%........................      (824,788)
                                               ------------
             NET ASSETS - 100.0%.............  $314,728,381
                                               ============

---------------

*  Non-income producing security.

(a) The aggregate cost for federal income tax purposes is $280,386,212 and differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation...................  $44,125,448
    Unrealized depreciation...................   (8,958,491)
                                                -----------
    Net unrealized appreciation...............  $35,166,957
                                                ===========

See the accompanying notes to the financial statements.


                                                  Laudus Funds Annual Report  41

Financial Statements

Statement of Portfolio Investments

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND as of 3/31/05

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK - 99.4%
              AGRICULTURE, FOOD & BEVERAGE - 2.9%
     31,555   Andersons, Inc. .............  $      978,205
    237,300   Chiquita Brands
                International, Inc. .......       6,354,894
     15,837   Diedrich Coffee, Inc. *......          78,631
    196,950   Flowers Foods, Inc. .........       5,555,960
      2,800   Glacier Water Services, Inc.
                *..........................          70,840
      8,254   J & J Snack Foods Corp. .....         386,535
    156,800   Lance, Inc. .................       2,519,776
     69,800   National Beverage Corp. .....         568,870
     18,900   Omega Protein Corp. *........         128,898
    307,500   Ralcorp Holdings, Inc. ......      14,560,124
      4,580   Seaboard Corp. ..............       4,914,340
        400   Seneca Foods Corp., Class B
                *..........................           6,960
     16,100   Zapata Corp. *...............       1,174,495
                                             --------------
                                                 37,298,528
                                              -------------
              AIRLINES - 0.7%
     13,144   Air Methods Corp. *..........         104,758
     95,200   AirNet Systems, Inc. *.......         450,296
    257,500   Alaska Air Group, Inc. *.....       7,580,799
    101,530   MAIR Holdings, Inc. *........         905,648
      8,200   Offshore Logistics, Inc. *...         273,224
                                             --------------
                                                  9,314,725
                                              -------------
              AUTOS - 0.2%
     13,893   Aftermarket Technology Corp.
                *..........................         229,235
     97,900   R&B, Inc. *..................       1,298,154
     22,464   Supreme Industries, Inc.,
                Class A....................         140,849
     57,807   Sypris Solutions, Inc. ......         619,691
                                             --------------
                                                  2,287,929
                                              -------------
              BANKS & CREDIT INSTITUTIONS - 8.3%
     45,449   1st Source Corp. ............         969,427
    177,331   Advanta Corp., Class A.......       3,688,485
      5,400   American Community
                Bancshares, Inc. (a).......          76,680
     15,497   AmeriServ Financial, Inc.
                *..........................          86,938
      8,986   Anchor BanCorp Wisconsin,
                Inc. ......................         252,596
        100   Auburn National
                Bancorporation, Inc. ......           2,281
        755   Bancorp Rhode Island,
                Inc. ......................          28,237
      4,398   BankUnited Financial Corp.,
                Class A *..................         118,130
     77,871   Banner Corp. ................       2,100,181
     20,100   Berkshire Bancorp, Inc. .....         403,085
     50,600   Berkshire Hills Bancorp,
                Inc. ......................       1,707,750
     16,761   BNCCORP, Inc. *..............         237,570
        301   BOE Financial Services of
                Virginia, Inc. ............          10,008
      5,473   Britton & Koontz Capital
                Corp. .....................         100,424
      6,000   Camden National Corp. .......         212,100
     24,619   Capital Crossing Bank *......         809,965
     22,600   Carver Bancorp, Inc. ........         422,620

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK, BANKS & CREDIT
                INSTITUTIONS continued
      8,016   Cascade Financial Corp. .....  $      148,296
        300   Central Bancorp, Inc. .......           8,115
     10,100   Centrue Financial Corp. *....         277,750
     19,642   CFS Bancorp, Inc. ...........         268,899
      4,375   Colony Bankcorp, Inc. (a)....         140,656
    380,600   Commercial Federal Corp. ....      10,523,589
      1,030   Community Bank Shares of
                Indiana, Inc. .............          21,728
        100   Community Bankshares, Inc. ..           1,825
      1,900   Community Capital Corp. .....          44,213
         92   Community Central Bank
                Corp. .....................           1,449
      2,175   Community Financial Corp. ...          48,818
     10,800   Community West Bancshares....         131,760
     38,827   Consumer Portfolio Services,
                Inc. *.....................         191,417
        289   Cooperative Bankshares,
                Inc. ......................           4,913
      8,600   Corus Bankshares, Inc. ......         410,134
     36,907   Cowlitz Bancorp *............         424,431
      2,073   Crescent Banking Co. ........          52,468
      4,236   Dearborn Bancorp, Inc. *.....         112,254
     19,679   Desert Community Bank........         549,044
      2,089   ECB Bancorp, Inc. ...........          63,715
      4,000   EFC Bancorp, Inc. ...........         102,200
      9,909   Elmira Savings Bank, FSB.....         305,395
     91,800   Federal Agricultural Mortgage
                Corp., Class C (a).........       1,605,582
     11,810   FFLC Bancorp, Inc. ..........         489,170
      5,500   FFW Corp. ...................          99,688
      9,557   Fidelity Southern Corp. .....         160,558
      2,646   First Bancorp of Indiana,
                Inc. ......................          51,597
     11,301   First Bancshares, Inc. ......         234,496
     12,550   First BancTrust Corp. .......         152,796
      2,819   First Bank of Delaware *.....           8,739
     85,130   First Charter Corp. .........       1,923,087
     64,226   First Citizens BancShares,
                Inc., Class A..............       9,401,401
        641   First Defiance Financial
                Corp. .....................          16,666
     14,584   First Federal Bancshares of
                Arkansas, Inc. ............         345,349
      1,050   First Federal Bancshares,
                Inc. ......................          25,821
      5,999   First Federal Bankshares,
                Inc. ......................         130,958
      1,753   First Indiana Corp. .........          42,423
     64,400   First Marblehead Corp. *.....       3,704,932
      5,093   First Mariner Bancorp *......          90,248
     59,056   First Place Financial
                Corp. .....................       1,080,725
      4,000   First Regional Bancorp *
                (a)........................         251,960
        300   First West Virginia Bancorp,
                Inc. ......................           6,420
        400   FirstBank NW Corp. ..........          11,200
      8,426   FirstFed Bancorp, Inc. ......          69,515
     71,400   FirstFed Financial Corp. *...       3,642,114
         80   FMS Financial Corp. .........           1,578
        300   Glen Burnie Bancorp..........           6,300
      1,900   Great Pee Dee Bancorp,
                Inc. ......................          28,405
      8,200   GS Financial Corp. ..........         155,718

                         See the accompanying notes to the financial statements.


42  Laudus Funds Annual Report

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Small Capitalization Fund


  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK, BANKS & CREDIT
                INSTITUTIONS continued
      2,642   Guaranty Federal Bancshares,
                Inc. ......................  $       59,577
     25,078   Habersham Bancorp............         576,794
     23,406   HF Financial Corp. ..........         485,675
      9,400   Hingham Institution for
                Savings....................         385,400
     16,930   HMN Financial, Inc. .........         524,830
      6,123   Horizon Bancorp..............         177,567
     14,818   Integra Bank Corp. ..........         328,071
     45,140   Intervest Bancshares Corp.
                *..........................         812,520
      2,509   ITLA Capital Corp. *.........         125,350
      2,100   Lincoln Bancorp..............          38,840
      4,459   Long Island Financial
                Corp. .....................         164,805
      3,698   LSB Financial Corp. .........          95,242
     12,169   Massbank Corp. ..............         460,597
     12,393   Matrix Bancorp, Inc. *.......         154,913
        300   Mayflower Co-operative Bank..           4,554
     22,929   Medallion Financial Corp. ...         209,571
      2,400   Meta Financial Group,
                Inc. ......................          53,765
        100   MetroCorp Bancshares,
                Inc. ......................           2,252
      3,400   MFB Corp. ...................          98,090
     14,119   MidWestOne Financial Group,
                Inc. ......................         247,083
        100   MutualFirst Financial,
                Inc. ......................           2,290
     11,016   National Mercantile Bancorp
                *..........................         147,042
     10,030   New Hampshire Thrift
                Bancshares, Inc. ..........         163,730
     13,650   North Valley Bancorp.........         258,668
     14,700   Northway Financial, Inc. ....         507,150
     43,897   Pacific Mercantile Bancorp
                *..........................         598,755
     12,608   Park Bancorp, Inc. ..........         381,707
      1,900   Parkvale Financial Corp. ....          52,820
     11,990   Patriot National Bancorp,
                Inc. ......................         218,818
      2,466   PennFed Financial Services,
                Inc. ......................          36,595
      1,414   Peoples Bancorp of North
                Carolina...................          25,169
        900   Peoples Bancorp, Inc. .......          18,045
      7,300   Peoples BancTrust Co.,
                Inc. ......................         124,100
      3,000   Peoples Community Bancorp....          71,250
      1,197   Peoples Financial Corp. .....          21,815
      1,600   Pinnacle Bancshares, Inc. ...          23,440
     19,597   Pocahontas Bancorp, Inc. ....         312,572
      2,200   Premier Financial Bancorp,
                Inc. *.....................          24,673
        327   Princeton National Bancorp,
                Inc. ......................           9,810
     23,500   Provident Bancorp, Inc. .....         287,640
     46,266   Provident Bankshares
                Corp. .....................       1,524,927
      6,353   Provident Financial Holdings,
                Inc. ......................         188,938
     44,625   PSB Bancorp, Inc. ...........         705,521
      8,250   QCR Holdings, Inc. ..........         174,900
    203,800   R & G Financial Corp., Class
                B..........................       6,352,446
     59,294   Republic Bancorp, Inc. ......         802,841

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK, BANKS & CREDIT
                INSTITUTIONS continued
     36,683   Republic Bancorp, Inc., Class
                A..........................  $      814,908
      4,519   Republic First Bancorp, Inc.
                *..........................          64,983
     95,355   Silicon Valley Bancshares
                *..........................       4,201,341
        393   South Street Financial
                Corp. .....................           3,814
     14,700   Southern Missouri Bancorp,
                Inc. ......................         232,995
     16,937   Southside Bancshares,
                Inc. ......................         352,967
     88,793   Sterling Financial Corp. *...       3,169,910
     16,178   Team Financial, Inc. ........         232,559
      3,900   Teche Holding Co. ...........         143,325
     10,066   TF Financial Corp. (a).......         288,985
     20,500   Timberland Bancorp, Inc. ....         454,075
    145,500   UMB Financial Corp. .........       8,281,859
        300   Union Community Bancorp......           4,837
     11,288   United Bancshares, Inc. .....         172,819
     17,280   United Community Financial
                Corp. .....................         191,635
      3,687   United Financial Corp. ......          89,594
     17,335   Unity Bancorp, Inc. .........         208,020
     47,442   Wainwright Bank & Trust
                Co. .......................         571,676
    305,100   Walter Industries, Inc.
                (a)........................      12,982,004
      6,298   Washington Banking Co. ......         114,624
     10,700   Washington Savings Bank,
                F.S.B......................         124,869
      4,964   Wells Financial Corp. *......         151,402
    188,300   Westcorp.....................       7,955,674
     10,114   WSFS Financial Corp. ........         531,592
        252   WVS Financial Corp. .........           4,246
                                             --------------
                                                108,182,863
                                              -------------
              BASIC MINERALS & METALS - 4.2%
    197,000   Cleveland-Cliffs, Inc. ......      14,355,389
     10,633   Insteel Industries, Inc. *
                (a)........................         159,708
     62,500   L.B. Foster Co., Class A *...         564,688
    295,400   Maverick Tube Corp. *........       9,603,454
     43,927   Northwest Pipe Co. *.........       1,084,558
    160,000   NS Group, Inc. *.............       5,025,600
    110,983   Olympic Steel, Inc. * (a)....       1,984,376
     79,200   Oregon Steel Mills, Inc. *...       1,821,600
     60,150   Quanex Corp. ................       3,207,198
     14,300   Reliance Steel & Aluminum
                Co. .......................         572,143
     14,542   Roanoke Electric Steel
                Corp. .....................         300,729
    242,476   Ryerson Tull, Inc. (a).......       3,072,171
    325,649   Steel Dynamics, Inc. ........      11,218,607
     38,528   Steel Technologies, Inc. ....         924,287
                                             --------------
                                                 53,894,508
                                              -------------
              BIOTECHNOLOGY - 0.1%
    174,531   Harvard Bioscience, Inc. *...         678,926
                                              -------------
              CELLULAR & WIRELESS - 0.3%
    104,753   USA Mobility, Inc. *.........       3,393,997
                                              -------------

See the accompanying notes to the financial statements.

                                                  Laudus Funds Annual Report  43

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Small Capitalization Fund


  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK continued
              CHEMICALS & RUBBER - 3.4%
    354,582   A. Schulman, Inc. ...........  $    6,176,818
     77,136   American Pacific Corp. *.....         559,236
    232,700   Arch Chemicals, Inc. ........       6,624,969
     16,400   Bairnco Corp. ...............         188,928
     13,400   Georgia Gulf Corp. ..........         616,132
    423,800   Great Lakes Chemical
                Corp. .....................      13,612,456
    805,600   Hercules, Inc. *.............      11,665,088
     32,300   Hexcel Corp. *...............         500,973
     26,379   LESCO, Inc. *................         382,496
     41,400   LSB Industries, Inc. *.......         304,704
      2,800   NewMarket Corp. *............          52,080
     19,200   Stepan Co. ..................         451,392
      1,000   Synalloy Corp. *.............          10,200
    278,400   Terra Industries, Inc. *
                (a)........................       2,160,384
                                             --------------
                                                 43,305,856
                                              -------------
              COMMERCIAL AIRCRAFT & COMPONENTS - 0.0%
          2   Ladish Co., Inc. *...........              24
        700   Sequa Corp., Class A *.......          36,295
                                             --------------
                                                     36,319
                                              -------------
              COMMUNICATIONS UTILITIES - 1.0%
     27,300   Atlantic Tele-Network,
                Inc. ......................         874,146
     86,218   Audible, Inc. *..............       1,165,667
     12,476   CT Communications, Inc. .....         131,372
     35,160   D&E Communications, Inc. ....         321,011
  1,107,599   EarthLink, Inc. *............       9,968,392
     19,500   Hector Communications
                Corp. .....................         419,250
     10,400   Newtek Business Services,
                Inc. *.....................          39,104
     23,427   Zoom Technologies, Inc. *....          66,064
                                             --------------
                                                 12,985,006
                                              -------------
              CONSTRUCTION & HOMEBUILDING - 2.2%
     51,693   Beazer Homes USA, Inc. (a)...       2,577,413
    139,300   Brookfield Homes Corp. ......       5,879,853
    346,300   Granite Construction,
                Inc. ......................       9,097,302
     51,246   Insituform Technologies,
                Inc., Class A *............         743,579
     49,800   Sterling Construction Co.,
                Inc. *.....................         348,600
     38,691   Technical Olympic USA,
                Inc. ......................       1,168,468
    219,400   Willbros Group, Inc. *.......       4,431,880
     53,200   William Lyon Homes, Inc. *...       4,080,440
                                             --------------
                                                 28,327,535
                                              -------------
              CONSTRUCTION MATERIALS - 0.6%
     46,200   Ameron International
                Corp. .....................       1,663,200
    170,200   Compass Minerals
                International, Inc. .......       4,331,590
      6,600   Continental Materials Corp. *
                (a)........................         198,000
      3,200   Devcon International Corp.
                *..........................          43,363
      1,100   Oil-Dri Corp. of America.....          20,350
     63,629   Rock of Ages Corp. ..........         419,951

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK, CONSTRUCTION
                MATERIALS continued
    225,190   U.S. Concrete, Inc. *........  $    1,411,941
      4,802   United States Lime &
                Minerals, Inc. *...........          75,632
                                             --------------
                                                  8,164,027
                                              -------------
              CONSUMER DURABLES - 0.3%
      5,222   Arctic Cat, Inc. ............         141,307
     33,513   Boston Acoustics, Inc. ......         482,085
    126,100   Coachmen Industries, Inc. ...       1,714,960
     47,782   Spartan Motors, Inc. ........         480,209
     59,791   Universal Electronics, Inc.
                *..........................       1,009,272
                                             --------------
                                                  3,827,833
                                              -------------
              DRUGS & PHARMACEUTICALS - 3.0%
    398,600   Alpharma, Inc., Class A......       4,910,752
      1,300   BioSource International, Inc.
                *..........................           9,464
    115,048   Bone Care International, Inc.
                *..........................       2,984,345
     95,100   E-Z-EM, Inc. ................       1,133,592
    309,088   First Horizon Pharmaceutical
                Corp. *....................       5,217,405
    238,148   Immucor, Inc. *..............       7,189,689
     17,900   Lifecore Biomedical, Inc.
                *..........................         318,083
     39,061   Matrixx Initiatives, Inc.
                *..........................         440,999
      1,200   Natural Alternative
                International, Inc. *......           8,100
    127,260   Nature's Sunshine Products,
                Inc. ......................       2,185,054
      6,991   Polydex Pharmaceuticals Ltd.
                *..........................          34,815
     39,733   United Therapeutics Corp.
                *..........................       1,815,599
    276,566   Ventana Medical Systems, Inc.
                *..........................      10,360,163
    257,400   Weider Nutrition
                International, Inc. *......       1,567,566
                                             --------------
                                                 38,175,626
                                              -------------
              ELECTRIC UTILITIES - 1.6%
     64,500   Central Vermont Public
                Service Corp. .............       1,449,960
    305,200   Duquesne Light Holdings,
                Inc. ......................       5,469,184
    145,800   El Paso Electric Co. *.......       2,770,200
        400   Florida Public Utilities
                Co. .......................           7,520
      4,000   Green Mountain Power Corp. ..         117,200
        200   Maine & Maritimes Corp. .....           5,050
     76,050   PNM Resources, Inc. .........       2,029,014
    137,800   UIL Holdings Corp. ..........       6,979,570
     79,600   Westar Energy, Inc. .........       1,722,544
                                             --------------
                                                 20,550,242
                                              -------------
              FINANCIAL INVESTMENTS - 1.3%
    213,475   Aaron Rents, Inc. ...........       4,269,500
     36,031   California First National
                Bancorp....................         450,388
        100   Capital Southwest Corp. .....           7,910
        700   Cherokee, Inc. ..............          23,436
     65,256   Electro Rent Corp. * (a).....         875,736
     25,869   ePlus, Inc. *................         301,891

                         See the accompanying notes to the financial statements.

44  Laudus Funds Annual Report

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Small Capitalization Fund


  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK, FINANCIAL INVESTMENTS continued
     51,014   G-III Apparel Group Ltd. *...  $      413,213
    170,452   MCG Capital Corp. ...........       2,622,404
    303,605   Price Communications Corp.
                *..........................       5,313,087
      2,277   Shenandoah Telecommunications
                Co. .......................          70,587
      1,000   ShoLodge, Inc. *.............           3,875
     39,800   Universal Compression
                Holdings, Inc. *...........       1,507,226
     65,325   Willis Lease Finance Corp.
                *..........................         538,931
                                             --------------
                                                 16,398,184
                                              -------------
              FOREST PRODUCTS & PAPER - 1.0%
      7,500   Chesapeake Corp. ............         157,650
     58,100   CSS Industries, Inc. ........       2,123,555
      3,100   DSG International Ltd. *.....          14,152
    115,104   Louisiana-Pacific Corp. .....       2,893,715
      1,700   Nashua Corp. *...............          14,790
      2,100   Schweitzer-Mauduit
                International, Inc. .......          70,455
    202,130   Universal Forest Products,
                Inc. ......................       7,852,750
                                             --------------
                                                 13,127,067
                                              -------------
              FURNITURE & HOUSEHOLD ITEMS - 3.9%
     58,500   A.T. Cross Co., Class A *....         345,150
    178,400   Acuity Brands, Inc. .........       4,816,800
     28,668   Aldila, Inc. ................         484,518
     26,200   American Biltrite, Inc. *....         294,750
     16,100   American Locker Group, Inc.
                *..........................          86,940
      4,300   Atlantis Plastics, Inc.,
                Class A *..................         102,125
    103,716   Bassett Furniture Industries,
                Inc. ......................       2,043,205
    164,299   Central Garden & Pet Co. *...       7,206,155
      3,197   Channell Commercial Corp. *..          24,073
      8,700   Chase Corp. .................         136,764
     12,200   Chromcraft Revington, Inc.
                *..........................         167,384
     59,900   Communications Systems,
                Inc. ......................         682,860
     29,847   Flexsteel Industries,
                Inc. ......................         492,774
     27,554   GameTech International,
                Inc. ......................          81,835
     65,200   Genlyte Group, Inc. *........       5,866,044
    185,160   Griffon Corp. *..............       3,964,276
    293,403   JAKKS Pacific, Inc. *........       6,299,362
      2,771   Juno Lighting, Inc. .........         104,741
    450,047   K2, Inc. *...................       6,188,146
    196,518   Kimball International, Inc.,
                Class B....................       2,849,511
      1,490   Knape & Vogt Manufacturing
                Co. .......................          18,622
    166,800   Movado Group, Inc. ..........       3,085,800
      6,000   National Presto Industries,
                Inc. ......................         241,800
     21,164   Patrick Industries, Inc. *...         218,201
        965   Preformed Line Products
                Co. .......................          28,940
      2,500   Summa Industries.............          22,250

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK, FURNITURE & HOUSEHOLD
                ITEMS continued
      3,793   Vermont Teddy Bear Co., Inc.
                *..........................  $       20,293
    164,600   West Pharmaceutical Services,
                Inc. ......................       3,933,940
                                             --------------
                                                 49,807,259
                                              -------------
              GAS & OTHER PUBLIC UTILITIES - 0.9%
      2,235   American Ecology Corp. ......          26,440
      1,502   Artesian Resources Corp.,
                Class A....................          39,142
     15,100   California Water Service
                Group......................         503,887
      8,696   Casella Waste Systems, Inc.,
                Class A *..................         115,048
      1,300   Chesapeake Utilities
                Corp. .....................          34,580
     21,819   Duratek, Inc. *..............         435,289
      2,500   RGC Resources, Inc. .........          65,250
     12,500   SJW Corp. ...................         439,125
    172,300   South Jersey Industries,
                Inc. ......................       9,717,720
     12,982   Waste Industries USA,
                Inc. ......................         180,450
                                             --------------
                                                 11,556,931
                                              -------------
              GOVERNMENT AIRCRAFT & DEFENSE - 0.2%
      7,400   Allied Defense Group, Inc.
                *..........................         181,226
      1,900   Benthos, Inc. *..............          32,585
     41,000   EDO Corp. ...................       1,232,049
      3,878   Lowrance Electronics,
                Inc. ......................          94,274
      5,185   Orbit International Corp.
                *..........................          47,495
     46,980   Todd Shipyards Corp. ........         888,862
                                             --------------
                                                  2,476,491
                                              -------------
              HEALTH CARE & HOSPITAL - 1.6%
     73,230   Allied Healthcare
                International, Inc. *......         457,688
     47,400   American Shared Hospital
                Services...................         258,330
    297,043   Kindred Healthcare, Inc. *...      10,426,208
     75,952   MedCath Corp. *..............       2,225,394
      4,500   MEDTOX Scientific, Inc. *....          36,000
     56,400   National Dentex Corp. *......       1,111,080
      1,200   National Healthcare Corp. ...          41,052
     63,292   National Home Health Care
                Corp. .....................         732,921
     64,837   Option Care, Inc. ...........       1,334,994
      3,300   Pediatric Services of
                America, Inc. *............          40,722
    128,400   RehabCare Group, Inc. *......       3,686,364
     66,219   Res-Care, Inc. *.............         828,400
        200   SunLink Health Systems, Inc.
                *..........................           1,230
                                             --------------
                                                 21,180,383
                                              -------------
              INFORMATION & SERVICES - 6.8%
        800   Ablest, Inc. *...............           5,840
     14,141   Almost Family, Inc. *........         187,934
     19,350   Ambassadors International,
                Inc. ......................         271,500

See the accompanying notes to the financial statements.

                                                  Laudus Funds Annual Report  45

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Small Capitalization Fund


  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK, INFORMATION &
                SERVICES continued
     38,000   American Dental Partners,
                Inc. *.....................  $      844,778
    113,800   American Retirement Corp. *..       1,654,652
     43,400   Angelica Corp. ..............       1,215,200
    252,300   Bluegreen Corp. *............       3,242,055
    146,100   Carriage Services, Inc. *
                (a)........................         813,777
     90,122   Century Business Services,
                Inc. *.....................         369,500
     63,400   Cornell Cos., Inc. *.........         798,840
    222,214   Discovery Partners
                International *............         711,085
     11,300   Ecology & Environment,
                Inc. ......................          80,004
     52,600   Exponent, Inc. *.............       1,256,614
    137,881   Forrester Research, Inc. *...       1,941,364
    101,152   Healthcare Services Group,
                Inc. ......................       2,452,936
    186,502   Heidrick & Struggles
                International, Inc. *......       6,857,678
     32,919   Horizon Health Corp. *.......       1,399,058
    223,895   Kelly Services, Inc., Class
                A..........................       6,445,937
    143,100   Kendle International, Inc.
                *..........................       1,645,650
      5,500   Kforce, Inc. *...............          60,445
      1,200   Korn/Ferry International *...          22,836
     60,520   Layne Christensen Co. *......       1,045,180
      4,800   Mac-Gray Corp. *.............          40,560
      1,000   MAXIMUS, Inc. ...............          33,490
    229,200   Metal Management, Inc. ......       5,885,856
     57,630   Michael Baker Corp. *........       1,270,742
     11,550   Monro Muffler Brake, Inc.
                *..........................         298,106
  1,081,800   MPS Group, Inc. *............      11,369,717
      4,606   National Technical Systems,
                Inc. *.....................          19,806
    131,019   Navigant International, Inc.
                *..........................       1,789,720
    301,439   NCO Group, Inc. *............       5,893,132
      4,450   Nobel Learning Communities,
                Inc. *.....................          37,158
     69,616   Opinion Research Corp. *.....         488,008
    294,572   PAREXEL International Corp.
                *..........................       6,922,441
     90,000   Pre-Paid Legal Services, Inc.
                (a)........................       3,045,600
     89,084   RCM Technologies, Inc. *.....         448,983
    106,450   Schnitzer Steel Industries,
                Inc., Class A..............       3,590,559
     34,846   Security National Financial
                Corp., Class A *...........         123,703
      3,500   SRI/Surgical Express, Inc.
                *..........................          16,975
    171,258   Steiner Leisure Ltd. *.......       5,598,424
    150,263   TeleTech Holdings, Inc. *....       1,941,398
    150,400   The Brink's Co. .............       5,203,840
      9,624   Vertrue, Inc. * (a)..........         341,075
      8,700   Volt Information Sciences,
                Inc. *.....................         210,105
                                             --------------
                                                 87,892,261
                                              -------------

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK continued
              INSTRUMENTS - 6.6%
     78,652   Allied Healthcare Products,
                Inc. *.....................  $      508,092
    274,344   American Medical Systems
                Holdings, Inc. *...........       4,713,230
      2,932   American Science &
                Engineering, Inc. *........         131,090
    287,100   Armor Holdings, Inc. *.......      10,648,539
     24,200   ArthroCare Corp. *...........         689,700
     12,305   Atrion Corp. ................         598,441
      4,400   Badger Meter, Inc. ..........         116,600
     56,234   Bio-Logic Systems Corp. *....         381,263
    460,242   Checkpoint Systems, Inc. *...       7,768,885
      2,299   CNS, Inc. ...................          40,922
      6,730   Compex Technologies, Inc. *
                (a)........................          33,717
    334,211   CONMED Corp. *...............      10,066,435
     75,872   Cooper Cos., Inc. ...........       5,531,069
    145,114   Datascope Corp. .............       4,437,586
      8,000   DJ Orthopedics, Inc. *.......         200,400
      8,346   Enpath Medical, Inc. *.......          67,770
    129,720   Esterline Technologies Corp.
                *..........................       4,481,826
     10,100   Frequency Electronics,
                Inc. ......................         107,666
    239,700   Haemonetics Corp. *..........      10,105,752
      1,709   Integra LifeSciences Holdings
                *..........................          60,191
    254,700   Invacare Corp. ..............      11,367,262
      3,400   Iridex Corp. *...............          16,867
     25,210   K-Tron International, Inc.
                *..........................         767,392
     26,326   Kewaunee Scientific Corp. ...         195,865
     23,112   LeCroy Corp. *...............         395,909
      1,700   Mesa Laboratories, Inc. .....          23,467
    205,200   Mine Safety Appliances
                Co. .......................       7,949,448
     66,972   Misonix, Inc. *..............         401,832
     28,185   MTS Systems Corp. ...........         818,211
     49,388   New Brunswick Scientific Co.,
                Inc. *.....................         270,646
     29,264   O.I. Corp. *.................         314,588
     26,434   OYO Geospace Corp. *.........         523,393
     17,098   Perceptron, Inc. *...........         135,074
     20,966   Schmitt Industries, Inc. *
                (a)........................         149,907
     27,300   Span-America Medical Systems,
                Inc. ......................         280,098
     17,040   Thoratec Corp. *.............         208,229
     44,100   Vicon Industries, Inc. *.....         143,325
                                             --------------
                                                 84,650,687
                                              -------------
              INSURANCE - 4.5%
      2,186   American National Insurance
                Co. .......................         231,497
     11,203   American Physicians Capital,
                Inc. *.....................         383,927
     76,900   American Safety Insurance
                Holdings Ltd. *............       1,145,810
     91,500   AmerUs Group Co. ............       4,323,375
     53,751   Argonaut Group, Inc. *.......       1,140,596
    175,500   Commerce Group, Inc. ........      10,877,490

                         See the accompanying notes to the financial statements.

46  Laudus Funds Annual Report

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Small Capitalization Fund


  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK, INSURANCE continued
      1,600   Crawford & Co., Class B......  $       11,440
    238,750   Delphi Financial Group, Inc.,
                Class A....................      10,266,250
     44,700   FBL Financial Group, Inc.,
                Class A....................       1,251,600
     83,400   FPIC Insurance Group, Inc.
                *..........................       2,681,310
     84,200   Great American Financial
                Resources, Inc. ...........       1,426,348
     15,400   Horace Mann Educators
                Corp. .....................         273,196
     28,738   Independence Holding Co. ....         518,146
    305,307   Max Re Capital Ltd. .........       7,183,874
      2,700   Merchants Group, Inc. .......          65,745
     46,686   Midland Co. .................       1,471,076
      3,400   National Financial Partners
                Corp. .....................         135,320
     19,997   National Western Life
                Insurance Co., Class A *...       3,418,287
      3,800   NYMAGIC, Inc. ...............          90,060
     57,171   Ohio Casualty Corp. *........       1,313,790
     35,917   Presidential Life Corp. .....         584,729
     41,130   RTW, Inc. *..................         431,865
     16,900   SCPIE Holdings, Inc. *.......         186,407
     95,013   Selective Insurance Group,
                Inc. ......................       4,392,451
      6,383   State Auto Financial
                Corp. .....................         169,915
     90,500   UICI.........................       2,194,625
      6,276   Unico American Corp. *.......          62,754
      7,600   United American Healthcare
                Corp. *....................          43,852
     47,178   United Fire & Casualty
                Co. .......................       1,596,032
                                             --------------
                                                 57,871,767
                                              -------------
              IT HARDWARE - 2.9%
        300   Advanced Power Technology,
                Inc. *.....................           2,130
      2,998   Allen Organ Co., Class B.....         193,386
      5,300   American Technical Ceramics
                Corp. *....................          42,294
     29,100   Amtech Systems, Inc. *.......          91,665
      7,400   Blonder Tongue Laboratories,
                Inc. *.....................          26,788
     63,985   Cobra Electronics Corp. *....         483,087
      6,452   Comtech Telecommunications
                Corp. *....................         336,149
    247,704   Digi International, Inc. *
                (a)........................       3,398,499
     38,201   Diodes, Inc. * (a)...........       1,036,393
    131,819   EMS Technologies, Inc. *.....       1,792,738
    228,934   Energy Conversion Devices,
                Inc. * (a).................       5,203,670
     11,000   Espey Manufacturing &
                Electronics Corp. .........         289,850
     45,900   Globecomm Systems, Inc. *....         273,105
     70,769   inTEST Corp. *...............         294,399
     34,300   Merrimac Industries, Inc.
                *..........................         306,985
    353,478   Microsemi Corp. *............       5,758,157
     23,700   Park Electrochemical
                Corp. .....................         480,162
    115,201   Peak International Ltd. *....         437,764

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK, IT HARDWARE continued
    188,506   Photronics, Inc. *...........  $    3,411,959
     21,800   RF Monolithics, Inc. *.......          99,408
     42,827   Semitool, Inc. *.............         436,835
      3,185   Sparton Corp. *..............          29,716
      3,837   SpectraLink Corp. ...........          54,178
     98,456   Spectrum Control, Inc. *.....         735,466
        500   Stoneridge, Inc. *...........           6,105
    519,566   Symmetricom, Inc. *..........       5,761,988
     37,900   Teledyne Technologies, Inc.
                *..........................       1,186,270
      1,000   Trident Microsystems, Inc.
                *..........................          17,680
    168,157   ViaSat, Inc. *...............       3,142,854
    178,818   Virage Logic Corp. *.........       1,959,845
      3,189   Woodhead Industries, Inc. ...          43,370
                                             --------------
                                                 37,332,895
                                              -------------
              LAND & WATER TRANSPORTATION - 3.5%
      2,800   B & H Ocean Carriers Ltd.
                *..........................          57,456
    102,938   Celadon Group, Inc. *........       1,909,500
      8,958   Covenant Transport, Inc.,
                Class A *..................         157,661
    327,477   EGL, Inc. *..................       7,466,476
    346,600   General Maritime Corp. *.....      16,789,303
      3,900   Hub Group, Inc., Class A *...         244,413
      4,400   Maritrans, Inc. .............          83,820
      7,537   Marten Transport Ltd. *......         160,764
      3,500   Nordic American Tanker
                Shipping Ltd. (a)..........         166,075
    195,800   Overseas Shipholding Group,
                Inc. ......................      12,317,778
      5,585   SCS Transportation, Inc. *...         103,825
        755   Transport Corp. of America,
                Inc. *.....................           6,659
     68,757   U.S. Xpress Enterprises,
                Inc., Class A *............       1,124,177
     77,669   USA Truck, Inc. *............       1,782,504
     45,111   Yellow Roadway Corp. *.......       2,640,798
                                             --------------
                                                 45,011,209
                                              -------------
              METAL PRODUCTS & MACHINERY - 5.1%
        100   Alamo Group, Inc. ...........           2,474
     54,816   Allied Motion Technologies,
                Inc. *.....................         407,283
     15,084   Astec Industries, Inc. *.....         332,602
      3,300   Blount International, Inc.
                *..........................          56,034
     37,306   Bonso Electronics
                International, Inc. .......         164,893
      6,600   Chicago Rivet & Machine
                Co. .......................         205,260
        900   Eastern Co. .................          19,890
      4,300   EnerSys *....................          56,330
    187,600   EnPro Industries, Inc. *.....       5,159,000
     34,900   ESCO Technologies, Inc. *....       2,804,215
     68,251   Evans & Sutherland Computer
                Corp. *....................         375,381
      4,827   Federal Screw Works..........         106,797
     14,149   Flanders Corp. *.............         159,601
     44,700   Gehl Co. *...................       1,193,937
    187,500   Gerber Scientific, Inc. *....       1,365,000

See the accompanying notes to the financial statements.

                                                  Laudus Funds Annual Report  47

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Small Capitalization Fund


  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK, METAL PRODUCTS &
                MACHINERY continued
        500   Greenbrier Cos., Inc. .......  $       17,545
     85,092   Hardinge, Inc. ..............       1,144,487
     14,000   Hawk Corp., Class A *........         142,800
     37,000   International Aluminum
                Corp. .....................       1,228,770
    236,900   Kennametal, Inc. ............      11,250,380
    509,700   Lennox International,
                Inc. ......................      11,172,624
      9,100   P & F Industries, Inc. *.....         137,046
        800   Peerless Manufacturing Co.
                *..........................          11,552
         93   Powell Industries, Inc. *....           1,722
      9,388   Q.E.P. Co., Inc. *...........         133,779
     42,200   Rayovac Corp. *..............       1,755,520
    183,000   Regal-Beloit Corp. ..........       5,268,570
     13,898   Rofin-Sinar Technologies,
                Inc. *.....................         446,682
     35,600   SL Industries, Inc. *........         497,332
    124,100   Standard Motor Products,
                Inc. ......................       1,451,970
     80,200   Standex International
                Corp. .....................       2,189,460
     98,200   Tecumseh Products Co., Class
                B..........................       3,843,057
    142,600   Thomas Industries, Inc. .....       5,652,664
     31,500   Twin Disc, Inc. .............         779,783
      3,500   Water Pik Technologies, Inc.
                *..........................          68,950
     57,890   Woodward Governor Co. .......       4,150,713
     51,300   York International Corp. ....       2,009,934
                                             --------------
                                                 65,764,037
                                              -------------
              MISCELLANEOUS FINANCE - 0.8%
    102,000   Affiliated Managers Group,
                Inc. *.....................       6,327,060
    100,100   Knight Trading Group, Inc.,
                Class A *..................         964,964
     49,768   Maxcor Financial Group,
                Inc. ......................         584,227
     45,300   Stifel Financial Corp. *.....         987,540
     82,600   SWS Group, Inc. .............       1,324,078
                                             --------------
                                                 10,187,869
                                              -------------
              OIL & COAL RESOURCES - 3.8%
      6,800   Barnwell Industries, Inc. ...         360,740
    109,800   Berry Petroleum Co., Class
                A..........................       5,649,210
    119,500   Cabot Oil & Gas Corp. .......       6,590,425
     14,900   Callon Petroleum Co. *.......         231,546
    152,481   Carrizo Oil & Gas, Inc. *....       2,590,652
     58,913   Castle Energy Corp. .........         692,228
    172,700   Comstock Resources, Inc. *...       4,963,398
      3,400   Eastern American Natural Gas
                Trust......................          90,440
    107,100   Edge Petroleum Corp. *.......       1,773,576
    229,500   Energy Partners Ltd. *.......       5,960,115
      1,000   Houston Exploration Co. *....          56,950
     10,725   Isramco, Inc. *..............          93,522
    212,000   KCS Energy, Inc. *...........       3,256,320
     94,900   Magnum Hunter Resources, Inc.
                *..........................       1,528,839
     42,900   Meridian Resource Corp. *....         221,364
    133,000   Penn Virginia Corp. .........       6,104,700
      6,600   Prime Energy, Inc. *.........         130,687

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK, OIL & COAL RESOURCES continued
     10,100   Range Resources Corp. .......  $      235,936
    155,400   Resource America, Inc., Class
                A..........................       5,445,993
    114,800   Swift Energy Co. *...........       3,264,912
      2,600   Tel Offshore Trust (a).......          21,242
                                             --------------
                                                 49,262,795
                                              -------------
              OIL DISTRIBUTION - 0.5%
      9,300   Adams Resources & Energy,
                Inc. ......................         193,905
    179,000   Frontier Oil Corp. ..........       6,490,540
                                             --------------
                                                  6,684,445
                                              -------------
              OIL DRILLING & SERVICES - 2.0%
     55,678   Dawson Geophysical Co. *
                (a)........................       1,347,408
     34,273   Lufkin Industries, Inc. .....       1,655,043
     20,000   McDermott International, Inc.
                *..........................         378,600
    153,900   NATCO Group, Inc., Class A
                *..........................       1,672,893
    130,700   Newpark Resources, Inc. *....         769,823
     30,500   Oceaneering International,
                Inc. *.....................       1,143,750
    109,300   Oil States International,
                Inc. *.....................       2,246,115
     11,550   TETRA Technologies, Inc. *...         328,482
    154,200   Todco, Class A *.............       3,984,528
     19,000   Unit Corp. *.................         858,230
    345,100   Veritas DGC, Inc. *..........      10,339,196
     26,500   W-H Energy Services, Inc.
                *..........................         634,145
                                             --------------
                                                 25,358,213
                                              -------------
              PHOTOOPTICAL, MICROS & OFFICE MACHINERY -
                0.7%
      2,212   Dataram Corp. *..............          10,388
      5,372   Delphax Technologies, Inc.
                *..........................          17,405
        200   Global Payment Technologies,
                Inc. *.....................           1,256
      2,384   Interphase Corp. *...........          15,186
     59,300   M-Systems Flash Disk Pioneers
                Ltd. *.....................       1,306,972
     98,500   PAR Technology Corp. *.......       1,533,645
     67,977   Printronix, Inc. ............       1,094,430
    102,185   RadiSys Corp. *..............       1,446,940
    120,067   SafeNet, Inc. *..............       3,519,163
      9,518   SBS Technologies, Inc. *.....         106,126
     16,805   X-Rite, Inc. ................         252,747
                                             --------------
                                                  9,304,258
                                              -------------
              PUBLISHING, BROADCASTING & CINEMA - 1.2%
    112,300   American Greetings Corp.,
                Class A....................       2,861,404
      5,900   Catalina Marketing Corp. ....         152,810
    114,000   Consolidated Graphics, Inc.
                *..........................       5,996,400
     20,279   Emak Worldwide, Inc. *.......         209,888
     24,800   John H. Harland Co. .........         852,128
     17,800   Media General, Inc., Class
                A..........................       1,100,930
     29,553   Outlook Group Corp. .........         216,623

                         See the accompanying notes to the financial statements.

48  Laudus Funds Annual Report

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Small Capitalization Fund


  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK, PUBLISHING, BROADCASTING &
                CINEMA continued
     10,109   Regent Communications, Inc.
                *..........................  $       54,083
    118,531   Scholastic Corp. *...........       4,372,609
     17,815   Tufco Technologies, Inc. *...         114,907
                                             --------------
                                                 15,931,782
                                              -------------
              REAL ESTATE DEVELOPMENT - 0.8%
     34,825   AMREP Corp. .................         853,213
     29,009   Avatar Holdings, Inc. *......       1,359,071
     11,000   ILX Resorts, Inc. (a)........         112,530
     17,100   J.W. Mays, Inc. *............         288,648
     13,800   Levitt Corp., Class A........         353,832
      4,236   Patriot Transportation
                Holding, Inc. *............         220,569
    938,605   Stewart Enterprises, Inc.,
                Class A *..................       5,772,420
     30,829   Tarragon Corp. * (a).........         622,438
      5,700   United Capital Corp. *.......         139,308
                                             --------------
                                                  9,722,029
                                              -------------
              REAL ESTATE INVESTMENT TRUSTS - 2.8%
     63,300   Bedford Property Investors,
                Inc. ......................       1,381,839
      7,300   Boykin Lodging Co. *.........          69,569
    382,700   Brandywine Realty Trust......      10,868,680
     29,114   Capital Automotive REIT......         964,256
     34,900   Commercial NET Lease Realty..         643,905
     54,400   Crescent Real Estate Equities
                Co. .......................         888,896
     71,900   CRT Properties, Inc. ........       1,565,982
        600   Entertainment Properties
                Trust......................          24,858
    137,600   LTC Properties, Inc. ........       2,387,360
     58,400   Mission West Properties,
                Inc. ......................         619,040
      3,300   MortgageIT Holdings, Inc. ...          52,635
     34,800   National Health Investors,
                Inc. ......................         904,104
     10,200   National Health Realty,
                Inc. ......................         189,720
     16,900   One Liberty Properties,
                Inc. ......................         315,354
     67,600   Origen Financial, Inc. ......         467,116
    107,200   Parkway Properties, Inc. ....       5,006,240
    117,900   Pennsylvania Real Estate
                Investment Trust...........       4,753,728
      1,000   Presidential Realty Corp.,
                Class B....................           9,000
     26,400   Sizeler Property Investors,
                Inc. ......................         313,104
     93,601   Trizec Properties, Inc. .....       1,778,419
      2,600   Windrose Medical Properties
                Trust......................          35,646
    263,300   Winston Hotels, Inc. ........       3,080,610
                                             --------------
                                                 36,320,061
                                              -------------
              RESTAURANTS, HOTELS & THEATERS - 3.0%
     38,200   Ark Restaurants Corp. .......       1,255,863
      3,915   Champps Entertainment, Inc.
                *..........................          35,106
     70,168   Checkers Drive-In
                Restaurants, Inc. *........         926,919
    214,800   CKE Restaurants, Inc. *......       3,404,580

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK, RESTAURANTS, HOTELS &
                THEATERS continued
    139,800   Dave & Buster's, Inc. *......  $    2,614,260
     12,000   Dover Motorsports, Inc. .....          60,600
    146,650   Famous Dave's of America,
                Inc. *.....................       2,064,832
     26,500   Frisch's Restaurants,
                Inc. ......................         688,735
    116,900   Interstate Hotels & Resorts,
                Inc. *.....................         563,458
     20,200   J. Alexander's Corp. *.......         146,450
    261,100   Landry's Restaurants,
                Inc. ......................       7,551,012
    210,900   Lone Star Steakhouse &
                Saloon, Inc. ..............       6,096,065
     16,900   Marcus Corp. ................         346,450
      4,833   Max & Erma's Restaurants,
                Inc. *.....................          63,796
     11,800   Monarch Casino & Resort, Inc.
                *..........................         234,820
    196,505   Movie Gallery, Inc. .........       5,635,763
     33,838   Nathan's Famous, Inc. *......         285,931
     29,838   Papa John's International,
                Inc. *.....................       1,035,975
     24,004   Rubio's Restaurants, Inc.
                *..........................         240,040
    108,051   Ryan's Restaurant Group, Inc.
                *..........................       1,569,981
     39,782   Sands Regent * (a)...........         401,798
      7,500   Star Buffet, Inc. ...........          55,425
        800   Total Entertainment
                Restaurant Corp. *.........           9,112
    147,400   Vail Resorts, Inc. *.........       3,721,850
      1,100   Worldwide Restaurant
                Concepts, Inc. *...........           5,610
                                             --------------
                                                 39,014,431
                                              -------------
              RETAIL - 5.5%
     70,350   Aeropostale, Inc. *..........       2,303,963
      1,665   Bebe Stores, Inc. ...........          56,527
     66,100   Blair Corp. .................       2,179,317
     32,410   Books-A-Million, Inc. .......         294,931
    193,300   Burlington Coat Factory
                Warehouse Corp. ...........       5,547,710
        300   Cash America International,
                Inc. ......................           6,579
    885,605   Charming Shoppes, Inc. *.....       7,199,968
     38,049   Cost-U-Less, Inc. *..........         424,627
     23,403   Dress Barn, Inc. *...........         426,403
    107,491   EZCORP, Inc., Class A *......       1,427,480
     52,371   Finlay Enterprises, Inc. *...         691,821
        200   Foodarama Supermarkets, Inc.
                *..........................           6,978
     22,300   Gottschalks, Inc. *..........         230,805
     56,319   GSI Commerce, Inc. *.........         761,996
     46,905   Hastings Entertainment, Inc.
                *..........................         312,856
     36,800   Haverty Furniture Cos.,
                Inc. ......................         561,200
    251,141   Insight Enterprises, Inc.
                *..........................       4,410,036
    158,800   Jo-Ann Stores, Inc. *........       4,460,692
    160,400   Longs Drug Stores Corp. .....       5,488,888
     17,575   PC Mall, Inc. * (a)..........         218,282

See the accompanying notes to the financial statements.

                                                  Laudus Funds Annual Report  49

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Small Capitalization Fund


  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK, RETAIL continued
    164,200   Retail Ventures, Inc. *......  $    1,495,862
     47,400   REX Stores Corp. *...........         668,340
    174,900   Ruddick Corp. ...............       4,048,935
      6,000   Rush Enterprises, Inc., Class
                A *........................          94,080
     12,100   Rush Enterprises, Inc., Class
                B *........................         204,006
      4,000   S&K Famous Brands, Inc. *....          65,100
        421   Shoe Carnival, Inc. *........           7,368
    241,700   ShopKo Stores, Inc. *........       5,370,574
     35,900   Sport Chalet, Inc. *.........         486,481
    146,719   Stage Store, Inc. *..........       5,632,542
    119,924   Stein Mart, Inc. *...........       2,698,290
      7,200   Syms Corp. *.................          95,400
     18,200   Systemax, Inc. *.............          99,008
     63,768   The Bon-Ton Stores, Inc. ....       1,153,563
    169,800   Trans World Entertainment
                Corp. *....................       2,501,154
     17,092   Village Super Market, Inc.,
                Class A....................         707,438
     33,900   Weis Markets, Inc. ..........       1,249,893
    257,100   Zale Corp. *.................       7,641,011
                                             --------------
                                                 71,230,104
                                              -------------
              SOAPS & COSMETICS - 0.2%
     39,200   Cascade International, Inc. *
                (a),(b)....................               0
      4,919   Chattem, Inc. *..............         218,748
     35,610   CPAC, Inc. ..................         190,514
      5,224   Elizabeth Arden, Inc. *......         124,018
     84,383   Parlux Fragrances, Inc. *
                (a)........................       1,826,891
                                             --------------
                                                  2,360,171
                                              -------------
              SOFTWARE - 6.8%
    245,300   American Software, Inc.,
                Class A....................       1,591,997
      4,332   Ansoft Corp. *...............         116,877
    172,279   ANSYS, Inc. *................       5,893,665
     36,184   Applix, Inc. *...............         218,009
     41,386   Black Box Corp. .............       1,548,250
    618,386   Borland Software Corp. *.....       5,021,294
    652,600   CIBER, Inc. *................       4,744,402
     52,800   Computer Task Group, Inc.
                *..........................         210,144
    226,790   Covansys Corp. *.............       3,382,573
     16,272   CSP, Inc. *..................         138,637
    122,490   Dendrite International, Inc.
                *..........................       1,719,760
    111,194   Edgewater Technology, Inc.
                *..........................         464,791
    164,578   eFunds Corp. *...............       3,673,381
     12,003   EuroWeb International Corp.
                *..........................          39,010
     54,835   First Consulting Group, Inc.
                *..........................         285,142
        100   HMS Holdings Corp. *.........             740
      2,260   Hyperion Solutions Corp. *...          99,689
    251,800   IDX Systems Corp. *..........       8,745,013
     49,451   Infocrossing, Inc. * (a).....         783,304
        200   Inforte Corp. *..............           1,080
     42,410   infoUSA, Inc. ...............         445,729
        105   Innotrac Corp. *.............             923

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK, SOFTWARE continued
    219,593   Internet Security Systems,
                Inc. *.....................  $    4,018,552
    118,953   Keynote Systems, Inc. *......       1,411,972
        100   Kronos, Inc. *...............           5,111
     45,439   Manatron, Inc. *.............         413,949
     48,122   Marchex, Inc., Class B *
                (a)........................         896,994
     15,394   Micros Systems, Inc. *.......         565,114
     77,950   Moldflow Corp. *.............       1,246,421
     97,797   NetManage, Inc. *............         646,438
      4,571   NetScout Systems, Inc. *.....          20,341
     26,832   NWH, Inc. ...................         397,114
      1,624   Omtool Ltd. *................          11,530
     89,462   Parametric Technology Corp.
                *..........................         500,093
        300   PDF Solutions, Inc. *........           4,200
    163,432   Pegasus Solutions, Inc. *....       1,931,766
    715,100   Perot Systems Corp., Class A
                *..........................       9,610,943
     32,274   Phoenix Technologies Ltd.
                *..........................         307,248
    173,739   PLATO Learning, Inc. *.......       1,355,164
     29,062   Quality Systems, Inc. .......       1,230,485
    122,800   Redback Networks, Inc. *.....         734,344
     21,242   S1 Corp. *...................         147,419
        300   Segue Software, Inc. *.......           1,593
         27   SI International, Inc. *.....             746
     45,327   Source Interlink Cos., Inc.
                *..........................         509,929
     27,668   SPSS, Inc. *.................         481,147
    287,945   Sykes Enterprises, Inc. *....       1,978,182
    171,126   Take-Two Interactive
                Software, Inc. *...........       6,691,027
      2,922   TALX Corp. ..................          53,064
     27,087   TechTeam Global, Inc. *......         298,770
    200,299   THQ, Inc. *..................       5,636,414
    170,900   Tier Technologies, Inc.,
                Class B *..................       1,259,533
        700   Tripos, Inc. *...............           2,905
      3,094   TriZetto Group, Inc. *.......          28,805
     51,100   TSR, Inc. ...................         412,377
     18,600   Tyler Technologies, Inc. *...         141,546
    115,854   Ulticom, Inc. *..............       1,289,455
    242,016   Witness Systems, Inc. *......       4,247,381
                                             --------------
                                                 87,612,482
                                              -------------
              TEXTILES & APPAREL - 1.8%
     30,366   Ashworth, Inc. *.............         345,869
      1,100   Culp, Inc. *.................           6,490
     12,900   Cutter & Buck, Inc. .........         180,858
     74,600   Deckers Outdoor Corp. *
                (a)........................       2,666,204
     67,090   Haggar Corp. ................       1,354,547
     13,200   Hallwood Group, Inc. *.......       1,716,000
     33,676   Hampshire Group Ltd. *.......       1,345,356
        600   Hartmarx Corp. *.............           5,724
     19,200   Jaclyn, Inc. *...............          79,488
     24,400   McRae Industries, Inc., Class
                A..........................         277,672
    235,900   Phillips-Van Heusen Corp. ...       6,284,376
     85,600   Russell Corp. ...............       1,547,648
     14,720   Saucony, Inc., Class A.......         334,144

                         See the accompanying notes to the financial statements.

50  Laudus Funds Annual Report

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Small Capitalization Fund


  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK, TEXTILES & APPAREL continued
      2,600   Superior Uniform Group,
                Inc. ......................  $       35,568
        100   Tandy Brands Accessories,
                Inc. ......................           1,497
    549,700   Tommy Hilfiger Corp. *.......       6,431,490
                                             --------------
                                                 22,612,931
                                              -------------
              WHOLESALE - 2.4%
     27,342   All American Semiconductor,
                Inc. *.....................         132,062
      6,000   Anixter International *......         216,900
     11,400   Applied Industrial
                Technologies, Inc. ........         310,080
     20,838   Aristotle Corp. *............         150,867
    408,600   Aviall, Inc. *...............      11,440,800
     10,000   Coast Distribution System,
                Inc. ......................          65,200
     22,800   Delta Apparel, Inc. .........         674,880
    149,850   Department 56, Inc. *........       2,616,381
      3,193   DXP Enterprises, Inc. *......          16,284
     29,900   Enesco Group, Inc. *.........         198,835
      8,200   First Aviation Services, Inc.
                *..........................          38,540
     79,595   GTSI Corp. *.................         772,072
    129,305   Handleman Co. ...............       2,451,623
     97,800   Industrial Distribution
                Group, Inc. *..............         875,310
     49,747   Insurance Auto Auctions, Inc.
                *..........................       1,385,454
      5,900   Lazare Kaplan International,
                Inc. *.....................          67,319
     74,664   Manchester Technologies, Inc.
                *..........................         420,358
     40,400   NACCO Industries, Inc., Class
                A..........................       4,118,376
     27,349   Navarre Corp. * (a)..........         217,425
      6,798   Noland Co. (a)...............         322,089
        774   Park-Ohio Holdings Corp. *...          14,505
     88,579   Pomeroy IT Solutions, Inc.
                *..........................       1,319,827
     21,086   Richardson Electronics
                Ltd. ......................         216,553
     13,484   Spartan Stores, Inc. *.......         143,470
     20,091   TESSCO Technologies, Inc. *..         303,374
     13,600   Valley National Gases,
                Inc. ......................         222,768
     90,416   Ventiv Health, Inc. *........       2,079,568
      3,300   Watsco, Inc., Class B........         139,425
                                             --------------
                                                 30,930,345
                                              -------------
              TOTAL COMMON STOCK (COST
                $980,445,313)..............   1,280,025,007
                                              -------------

 SHARES OR
 PRINCIPAL                                       VALUE
-----------------------------------------------------------
              REPURCHASE AGREEMENT - 0.7%
$ 9,053,000   State Street Bank dated
                3/31/05, due 4/1/05 at
                1.75% with a maturity value
                of $9,053,440 (Fully
                collateralized by a Fannie
                Mae security)..............  $    9,053,000
                                              -------------
              TOTAL REPURCHASE AGREEMENT
                (COST $9,053,000)..........       9,053,000
                                              -------------
              SECURITIES HELD AS COLLATERAL FOR SECURITIES
                LENDING - 1.8%
 23,181,539   Pool of various Securities
                for Laudus Rosenberg U.S.
                Small Capitalization
                Fund -- (See note
                2 -- Securities Lending)
                (c)........................      23,181,539
                                              -------------
              TOTAL SECURITIES HELD AS
                COLLATERAL FOR SECURITIES
                LENDING (COST
                $23,181,539)...............      23,181,539
                                              -------------
              TOTAL INVESTMENTS (COST
                $1,012,679,852) (d) --
                101.9%.....................   1,312,259,546
              NET OTHER ASSETS
                (LIABILITIES) -- (1.9)%....     (25,003,553)
                                              -------------
              NET ASSETS -- 100.0%.........  $1,287,255,993
                                             ==============

---------------

* Non-income producing security.

(a) All or a portion of this security was on loan as of March 31, 2005 (See note 2 -- Securities Lending).

(b) Bankrupt security/delisted; fair-valued by Management.

(c) As of March 31, 2005, the cash collateral received from securities on loan was invested in the following securities:

     INVESTMENT VEHICLE              SHARES        VALUE
     ----------------------------    ----------    -----------
     AIM Liquid Assets Portfolio      8,587,899     $8,587,899
     AIM Prime Assets Portfolio       6,400,781      6,400,781
     AIM Treasury Portfolio           2,081,599      2,081,599
     Janus Money Market Fund          1,111,259      1,111,259
     Reserve Primary Fund --
     Class 8                          5,000,000      5,000,000
     Scudder Money Market Series
     Fund                                     1              1
                                                   -----------
     Total Invested Balance                        $23,181,539
                                                   ===========

---------------

(d) The aggregate cost for federal income tax purposes is $1,013,623,745, and differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation..................  $330,569,679
    Unrealized depreciation..................   (31,933,878)
                                               ------------
    Net unrealized appreciation..............  $298,635,801
                                               ============

See the accompanying notes to the financial statements.

                                                  Laudus Funds Annual Report  51

Financial Statements

Statement of Portfolio Investments

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND as of 3/31/05

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK - 92.7%
             AUSTRALIA - 4.7%
             Agriculture, Food & Beverage - 0.1%
     4,158   Australian Agricultural Co.,
               Ltd. ..........................  $     5,597
     2,683   Coca-Cola Amatil Ltd. ...........       17,807
     2,736   Great Southern Plantations
               Ltd. ..........................        8,148
     1,034   Ridley Corp., Ltd. ..............        1,192
     3,794   Timbercorp Ltd. .................        6,339
                                                -----------
                                                     39,083
                                                -----------
             Airlines - 0.1%
    11,015   Qantas Airways Ltd. .............       30,248
                                                -----------
             Banks & Credit Institutions - 1.9%
     1,069   Adelaide Bank Ltd. ..............        9,096
     9,356   Australia & New Zealand Banking
               Group Ltd. ....................      149,234
     6,415   Commonwealth Bank of Australia...      173,483
     4,710   National Australia Bank Ltd. ....      103,291
     8,703   Westpac Banking Corp. ...........      128,114
                                                -----------
                                                    563,218
                                                -----------
             Basic Minerals & Metals - 1.0%
     8,612   BHP Billiton Ltd. ...............      119,046
     4,777   BlueScope Steel Ltd. ............       32,149
     2,645   Downer EDI Ltd. .................       10,660
     3,192   Iluka Resources Ltd. ............       14,025
     2,672   Rio Tinto Ltd. ..................       93,301
     8,989   Smorgon Steel Group Ltd. ........        9,318
     5,171   Ticor Ltd. ......................        5,600
                                                -----------
                                                    284,099
                                                -----------
             Beer, Liquor & Tobacco - 0.1%
     4,511   Lion Nathan Ltd. ................       25,299
                                                -----------
             Construction & Homebuilding - 0.0%
     3,633   Sunland Group Ltd. ..............        5,621
                                                -----------
             Construction Materials - 0.0%
     1,453   Adelaide Brighton Ltd. ..........        1,900
                                                -----------
             Electric Utilities - 0.1%
     3,387   Australian Gas Light Co.,
               Ltd. ..........................       37,204
                                                -----------
             Forest Products & Paper - 0.1%
     5,555   Amcor Ltd. ......................       30,767
                                                -----------
             Government Aircraft & Defense - 0.0%
     2,722   Austal Ltd. *....................        3,895
                                                -----------
             Information & Services - 0.0%
     3,327   AWB Ltd. ........................       11,839
                                                -----------
             Instruments - 0.1%
     2,086   Ansell Ltd. .....................       15,878
                                                -----------
             Insurance - 0.3%
     8,489   Insurance Australia Group
               Ltd. ..........................       41,633
     3,200   SunCorp.-Metway Ltd. ............       48,096
                                                -----------
                                                     89,729
                                                -----------
             Oil & Coal Resources - 0.3%
     1,074   MacArthur Coal Ltd. .............        5,566
     9,512   Oil Search Ltd. .................       17,806
     5,958   Santos Ltd. .....................       41,480
     1,470   Washington H. Soul Pattinson &
               Co., Ltd. .....................       11,007
                                                -----------
                                                     75,859
                                                -----------

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK, AUSTRALIA continued
             Oil Distribution - 0.1%
     1,725   Caltex Australia Ltd. ...........  $    20,683
                                                -----------
             Publishing, Broadcasting & Cinema - 0.1%
     5,179   Austereo Group Ltd. .............        6,811
       452   John Fairfax Holdings Ltd. ......        1,462
     3,581   Village Roadshow Ltd. *..........        7,091
                                                -----------
                                                     15,364
                                                -----------
             Restaurants, Hotels & Theaters - 0.0%
     2,193   Amalgamated Holdings Ltd. .......        7,125
                                                -----------
             Retail - 0.2%
     6,758   Coles Myer Ltd. .................       49,192
                                                -----------
             Soaps & Cosmetics - 0.0%
        11   Campbell Brothers Ltd. ..........           80
                                                -----------
             Wholesale - 0.2%
       295   Alesco Corp., Ltd. ..............        1,848
     5,242   Boral Ltd. ......................       24,736
       963   Crane Group Ltd. ................        6,257
       826   Sims Group Ltd. .................       10,798
                                                -----------
                                                     43,639
                                                -----------
                                                  1,350,722
                                                -----------
             AUSTRIA - 0.6%
             Basic Minerals & Metals - 0.1%
       480   voestalpine AG...................       37,155
                                                -----------
             Oil Distribution - 0.5%
       420   OMV AG...........................      133,789
                                                -----------
                                                    170,944
                                                -----------
             BELGIUM - 1.7%
             Banks & Credit Institutions - 1.4%
     1,200   Fortis...........................       34,279
    12,600   Fortis...........................      360,426
                                                -----------
                                                    394,705
                                                -----------
             Gas & Other Public Utilities - 0.3%
        21   Distrigaz........................       92,713
                                                -----------
                                                    487,418
                                                -----------
             DENMARK - 0.7%
             Agriculture, Food & Beverage - 0.1%
       533   Danisco A/S......................       36,171
                                                -----------
             Consumer Durables - 0.2%
     1,800   NKT Holding A/S..................       62,489
                                                -----------
             Information & Services - 0.4%
     1,200   ISS A/S..........................       97,763
                                                -----------
                                                    196,423
                                                -----------
             FINLAND - 1.5%
             Airlines - 0.0%
     1,001   Finnair Oyj......................        8,170
                                                -----------
             Basic Minerals & Metals - 0.3%
     3,200   Outokumpu Oyj....................       57,351
     2,034   Rautaruukki Oyj..................       27,439
                                                -----------
                                                     84,790
                                                -----------
             Cellular & Wireless - 0.2%
     3,000   Elisa Corp. .....................       51,076
                                                -----------

                         See the accompanying notes to the financial statements.

52  Laudus Funds Annual Report

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Equity Fund


  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK, FINLAND continued
             Chemicals & Rubber - 0.2%
     3,000   Kemira Oyj.......................  $    46,592
                                                -----------
             Electric Utilities - 0.5%
     8,800   Fortum Oyj.......................      171,782
                                                -----------
             Forest Products & Paper - 0.0%
     2,069   M-real Oyj, Class B..............       12,262
                                                -----------
             Land & Water Transportation - 0.2%
     2,700   Finnlines Oyj....................       48,530
                                                -----------
             Wholesale - 0.1%
       665   Orion Oyj, Class A...............       10,164
       271   Orion Oyj, Class B...............        4,163
                                                -----------
                                                     14,327
                                                -----------
                                                    437,529
                                                -----------
             FRANCE - 8.7%
             Airlines - 0.2%
     2,700   Air France-KLM...................       48,670
                                                -----------
             Autos - 0.6%
     2,700   PSA Peugeot Citroen..............      172,014
                                                -----------
             Banks & Credit Institutions - 2.7%
     5,800   BNP Paribas......................      411,950
     3,200   Societe Generale.................      333,333
                                                -----------
                                                    745,283
                                                -----------
             Basic Minerals & Metals - 0.0%
       280   Nexans SA........................       11,608
                                                -----------
             Chemicals & Rubber - 0.5%
     2,100   Compagnie Generale des
               Etablissements Michelin, Class
               B..............................      138,373
                                                -----------
             Construction Materials - 0.5%
     2,450   Compagnie de Saint-Gobain........      149,655
                                                -----------
             Financial Investments - 0.2%
       270   Societe Fonciere Financiere et de
               Participations (FFP)...........       57,443
                                                -----------
             Furniture & Household Items - 0.1%
       600   Plastic Omnium SA................       35,090
                                                -----------
             Government Aircraft & Defense - 0.2%
     1,500   Thales SA........................       62,714
                                                -----------
             Instruments - 0.2%
       600   Bacou-Dalloz.....................       57,158
                                                -----------
             Insurance - 0.1%
       595   CNP Assurances...................       42,260
                                                -----------
             Integrated Oil Cos. - 1.6%
     1,920   Total SA.........................      450,406
                                                -----------
             Land & Water Transportation - 0.0%
        15   Geodis *.........................        1,686
                                                -----------
             Metal Products & Machinery - 0.1%
       850   Valeo SA.........................       37,935
                                                -----------
             Publishing, Broadcasting & Cinema - 1.2%
    11,000   Vivendi Universal SA *...........      337,818
                                                -----------
             Retail - 0.1%
       530   Rallye SA........................       29,536
                                                -----------

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK, FRANCE continued
             Textiles & Apparel - 0.4%
     1,500   Christian Dior SA................  $   109,658
                                                -----------
                                                  2,487,307
                                                -----------
             GERMANY - 5.6%
             Autos - 0.7%
     4,200   DaimlerChrysler AG...............      188,701
                                                -----------
             Cellular & Wireless - 1.4%
    19,600   Deutsche Telekom AG *............      392,540
                                                -----------
             Chemicals & Rubber - 2.2%
     5,000   BASF AG..........................      355,127
     8,000   Bayer AG.........................      265,128
                                                -----------
                                                    620,255
                                                -----------
             Drugs & Pharmaceuticals - 0.6%
     2,667   Degussa AG.......................      114,730
       900   Merck KGaA *.....................       64,929
                                                -----------
                                                    179,659
                                                -----------
             Gas & Other Public Utilities - 0.0%
        69   Contigas Deutsche Energie AG.....        8,690
                                                -----------
             Instruments - 0.2%
       600   Fresenius AG.....................       67,459
                                                -----------
             Metal Products & Machinery - 0.1%
       842   Salzgitter AG....................       18,144
                                                -----------
             Miscellaneous Finance - 0.4%
     1,400   Deutsche Bank AG.................      121,088
                                                -----------
             Soaps & Cosmetics - 0.0%
       100   Fuchs Petrolub AG................        9,073
                                                -----------
                                                  1,605,609
                                                -----------
             GREECE - 0.1%
             Banks & Credit Institutions - 0.1%
       120   Bank of Greece...................       15,760
                                                -----------
             HONG KONG - 1.6%
             Autos - 0.0%
     5,000   Johnson Electric Holdings
               Ltd. ..........................        4,520
                                                -----------
             Banks & Credit Institutions - 0.2%
    30,500   BOC Hong Kong (Holdings) Ltd. ...       56,117
                                                -----------
             Cellular & Wireless - 0.0%
     3,000   SmarTone Telecommunications
               Holdings Ltd. .................        3,308
                                                -----------
             Construction & Homebuilding - 0.0%
    24,000   Paul Y.-ITC Construction Holdings
               Ltd. ..........................        7,693
                                                -----------
             Electric Utilities - 0.2%
       500   CLP Holdings Ltd. ...............        2,846
     9,500   HongKong Electric Holdings
               Ltd. ..........................       42,267
                                                -----------
                                                     45,113
                                                -----------
             IT Hardware - 0.0%
     1,000   ASM Pacific Technology Ltd. .....        4,308
                                                -----------
             Land & Water Transportation - 0.2%
     5,000   Hutchison Whampoa Ltd. ..........       42,472
     6,000   Orient Overseas International
               Ltd. ..........................       28,925
                                                -----------
                                                     71,397
                                                -----------

See the accompanying notes to the financial statements.

                                                  Laudus Funds Annual Report  53

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Equity Fund


  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK, HONG KONG continued
             Miscellaneous Finance - 0.1%
     3,000   Guoco Group Ltd. ................  $    30,195
    11,000   Sun Hung Kai & Co., Ltd. ........        3,244
                                                -----------
                                                     33,439
                                                -----------
             Real Estate Development - 0.7%
     6,000   Allied Group Ltd. *..............        8,885
    10,000   Hang Lung Group Ltd. ............       17,501
    23,188   Hang Lung Properties Ltd. .......       33,596
     5,000   Henderson Investment Ltd. .......        6,924
     4,000   Hong Kong Ferry (Holdings) Co.,
               Ltd. ..........................        4,795
    14,400   Hopson Development Holdings
               Ltd............................        7,939
     5,500   Kerry Properties Ltd. ...........       12,023
     6,000   MTR Corp., Ltd. .................        9,232
     6,400   New World China Land Ltd. *......        2,318
     6,000   Swire Pacific Ltd., Class A......       47,504
    13,000   Wheelock & Co., Ltd. ............       18,668
                                                -----------
                                                    169,385
                                                -----------
             Wholesale - 0.2%
     3,500   Esprit Holdings Ltd. ............       23,896
     2,000   Jardine Matheson Holdings
               Ltd. ..........................       34,800
     5,940   Tan Chong International Ltd. ....        1,150
                                                -----------
                                                     59,846
                                                -----------
                                                    455,126
                                                -----------
             ITALY - 3.5%
             Banks & Credit Institutions - 1.1%
    40,000   Banca Intesa S.p.A. .............      203,784
     7,920   SanPaolo IMI S.p.A. .............      124,342
                                                -----------
                                                    328,126
                                                -----------
             Communications Utilities - 0.4%
    30,000   Telecom Italia S.p.A. ...........      114,044
                                                -----------
             Construction Materials - 0.2%
       743   Italmobiliare S.p.A. ............       50,416
                                                -----------
             Electric Utilities - 0.1%
     9,119   C.I.R. S.p.A. -- Compagnie
               Industriali Riunite............       26,962
     7,558   Cofide S.p.A. -- Compagnia
               Finanziaria de Benedetti.......        9,332
                                                -----------
                                                     36,294
                                                -----------
             Integrated Oil Cos. - 1.6%
    17,500   Eni S.p.A. ......................      455,558
                                                -----------
             Textiles & Apparel - 0.1%
     2,000   Benetton Group S.p.a.............       19,339
                                                -----------
                                                  1,003,777
                                                -----------
             JAPAN - 20.0%
             Agriculture, Food & Beverage - 0.2%
     2,000   Kinki Coca-Cola Bottling Co.,
               Ltd. ..........................       21,485
       400   Kirin Beverage Corp. ............       10,172
     2,000   Mikuni Coca-Cola Bottling Co.,
               Ltd. ..........................       20,662
                                                -----------
                                                     52,319
                                                -----------

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK, JAPAN continued
             Autos - 1.7%
    12,000   Fuji Heavy Industries Ltd. ......  $    58,788
     3,600   Honda Motor Co., Ltd. ...........      180,740
     2,000   Topre Corp. .....................       16,324
     6,000   Toyota Motor Corp. ..............      223,822
                                                -----------
                                                    479,674
                                                -----------
             Banks & Credit Institutions - 2.8%
       400   Acom Co., Ltd. ..................       27,113
     5,000   Bank of Yokohama Ltd. ...........       30,572
     2,000   Chugoku Bank Ltd. ...............       25,206
     6,000   Daishi Bank Ltd. ................       27,206
     2,000   Joyo Bank Ltd. ..................       10,789
     2,000   Kagoshima Bank Ltd. .............       16,492
    10,000   Mitsui Trust Holdings, Inc. .....       99,663
        18   Mizuho Financial Group, Inc. ....       85,322
     3,000   San-in Godo Bank Ltd. ...........       30,151
     5,000   Shiga Bank Ltd. .................       34,031
     2,000   Shizuoka Bank Ltd. ..............       20,251
        23   Sumitomo Mitsui Financial Group,
               Inc. ..........................      156,115
     9,000   Sumitomo Trust & Banking Co.,
               Ltd. ..........................       58,816
     1,100   Takefuji Corp. ..................       74,252
        22   UFJ Holdings, Inc. ..............      116,006
                                                -----------
                                                    811,985
                                                -----------
             Basic Minerals & Metals - 1.3%
     1,700   JFE Holdings, Inc. ..............       47,522
    50,000   Kobe Steel Ltd. .................       88,351
    61,000   Nippon Steel Corp. ..............      154,553
    17,000   Nisshin Steel Co., Ltd. .........       44,662
     2,700   Tokyo Steel Manufacturing Co.,
               Ltd. ..........................       39,379
                                                -----------
                                                    374,467
                                                -----------
             Beer, Liquor & Tobacco - 0.7%
     2,000   Asahi Breweries Ltd. ............       25,972
        10   Japan Tobacco, Inc. .............      111,257
     7,000   Kirin Brewery Co., Ltd. .........       68,390
                                                -----------
                                                    205,619
                                                -----------
             Cellular & Wireless - 0.2%
         9   KDDI Corp. ......................       44,680
                                                -----------
             Chemicals & Rubber - 1.2%
     7,000   Bridgestone Corp. ...............      128,991
    14,000   Dainippon Ink & Chemicals,
               Inc. ..........................       38,351
    32,000   Mitsubishi Chemical Corp. .......      102,318
     3,000   Mitsui Chemicals, Inc. ..........       16,801
     1,000   Nippon Shokubai Co., Ltd. .......        9,069
     3,000   Sakai Chemical Industry Co.,
               Ltd. ..........................       13,884
     2,000   Toyo Tire & Rubber Co., Ltd. ....        6,713
     6,000   Yokohama Rubber Co., Ltd. .......       23,841
                                                -----------
                                                    339,968
                                                -----------
             Communications Utilities - 0.5%
        33   Nippon Telegraph & Telephone
               Corp. .........................      144,699
                                                -----------
             Construction & Homebuilding - 0.9%
       600   Chudenko Corp. ..................       10,294
     3,000   Daiwa House Industry Co.,
               Ltd. ..........................       34,555
     2,000   Kyudenko Corp. ..................       12,752

                         See the accompanying notes to the financial statements.



54  Laudus Funds Annual Report

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Equity Fund


  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK, JAPAN continued
             Construction & Homebuilding continued
     3,000   Maeda Corp. .....................  $    17,249
     3,000   Maeda Road Construction Co.,
               Ltd. ..........................       24,850
     2,000   Nippo Corp. .....................       14,491
    10,000   Sekisui House Ltd. ..............      107,050
     2,000   Taikisha Ltd. ...................       27,805
     2,000   Yurtec Corp. ....................       11,967
                                                -----------
                                                    261,013
                                                -----------
             Construction Materials - 0.5%
    10,000   Asahi Glass Co., Ltd. ...........      105,647
     2,000   NGK Spark Plug Co., Ltd. ........       20,737
     2,000   Sekisui Jushi Corp. .............       13,276
                                                -----------
                                                    139,660
                                                -----------
             Consumer Durables - 0.6%
     3,100   Pioneer Corp. ...................       55,908
     6,000   Yamaha Motor Co., Ltd. ..........      102,936
                                                -----------
                                                    158,844
                                                -----------
             Drugs & Pharmaceuticals - 0.1%
       200   Cawachi Ltd. ....................        8,508
     2,000   Nippon Shinyaku Co., Ltd. .......       16,922
       200   Torii Pharmaceutical Co.,
               Ltd. ..........................        4,647
                                                -----------
                                                     30,077
                                                -----------
             Electric Utilities - 1.6%
     2,800   Chubu Electric Power Co.,
               Inc. ..........................       67,408
     2,800   Kansai Electric Power Co.,
               Inc. ..........................       56,283
     4,700   Kyushu Electric Power Co.,
               Inc. ..........................      100,187
     6,200   Tohoku Electric Power Co.,
               Inc. ..........................      115,178
     4,300   Tokyo Electric Power Co.,
               Inc. ..........................      104,525
                                                -----------
                                                    443,581
                                                -----------
             Information & Services - 0.1%
     2,000   Aichi Toyota Motor Co., Ltd. ....       36,462
                                                -----------
             Instruments - 0.0%
     1,000   Hitachi Medical Corp. ...........       14,099
                                                -----------
             Insurance - 0.5%
    13,000   Mitsui Sumitomo Insurance Co.,
               Ltd. ..........................      119,474
     3,000   Nisshin Fire & Marine Insurance
               Co., Ltd. .....................       11,640
                                                -----------
                                                    131,114
                                                -----------
             IT Hardware - 1.3%
    25,000   Hitachi, Ltd. ...................      155,666
     3,000   Japan Radio Co., Ltd. *..........       11,051
    13,000   Matsushita Electric Industrial
               Co., Ltd. .....................      192,034
     4,000   Toshiba TEC Corp. ...............       19,372
                                                -----------
                                                    378,123
                                                -----------
             Land & Water Transportation - 1.1%
         7   Central Japan Railway Co. .......       60,079
        16   East Japan Railway Co. ..........       86,163
    10,000   Kawasaki Kisen Kaisha Ltd. ......       69,185
     2,000   Nippon Yusen Kabushiki Kaisha....       12,079
        23   West Japan Railway Co. ..........       93,969
                                                -----------
                                                    321,475
                                                -----------

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK, JAPAN continued
             Metal Products & Machinery - 0.7%
     2,000   Amada Co., Ltd. .................  $    12,341
     1,000   Komatsu Ltd. ....................        7,536
    28,000   Mitsubishi Heavy Industries
               Ltd. ..........................       74,608
       700   Nitto Kogyo Corp. ...............        7,454
       700   Sega Sammy Holdings, Inc. .......       42,670
     3,000   Toyo Seikan Kaisha Ltd. .........       55,843
                                                -----------
                                                    200,452
                                                -----------
             Oil Distribution - 1.1%
    10,000   Cosmo Oil Co., Ltd. .............       32,442
    16,000   Nippon Mining Holdings, Inc. ....       88,108
    18,000   Nippon Oil Corp. ................      128,066
     6,000   Showa Shell Sekiyu K.K...........       58,340
                                                -----------
                                                    306,956
                                                -----------
             Photooptical, Micros & Office Machinery - 0.7%
     4,600   Fuji Photo Film Co., Ltd. .......      168,587
     1,100   Glory Ltd. ......................       20,527
                                                -----------
                                                    189,114
                                                -----------
             Restaurants, Hotels & Theaters - 0.7%
       300   Daiichikosho Co., Ltd. ..........        7,741
     1,900   Heiwa Corp. .....................       32,330
     2,000   Kinki Nippon Tourist Co.,
               Ltd. ..........................        5,909
     1,300   Nintendo Co., Ltd. ..............      142,202
       300   Sankyo Co., Ltd. ................       14,557
         6   Taito Corp. .....................        7,685
                                                -----------
                                                    210,424
                                                -----------
             Retail - 0.7%
     2,200   Aeon Co., Ltd. ..................       37,249
     3,000   Ito-Yokado Co., Ltd. ............      120,045
     4,000   Uny Co., Ltd. ...................       48,168
                                                -----------
                                                    205,462
                                                -----------
             Soaps & Cosmetics - 0.2%
     2,000   Kao Corp. .......................       46,092
                                                -----------
             Software - 0.5%
       200   Fujitsu Business Systems Ltd. ...        2,844
    23,000   Fujitsu Ltd. ....................      138,482
       600   TKC Corp. .......................       10,097
                                                -----------
                                                    151,423
                                                -----------
             Textiles & Apparel - 0.1%
       700   World Co., Ltd. .................       25,393
                                                -----------
                                                  5,703,175
                                                -----------
             LUXEMBURG - 0.6%
             Basic Minerals & Metals - 0.6%
     7,200   Arcelor..........................      164,972
                                                -----------
             NETHERLANDS - 2.6%
             Agriculture, Food & Beverage - 0.6%
     2,600   Unilever NV......................      177,402
                                                -----------
             Commercial Aircraft & Components - 0.4%
     4,200   European Aeronautic Defence &
               Space Co. .....................      125,873
                                                -----------
             Insurance - 1.6%
    14,500   ING Groep NV.....................      439,085
                                                -----------

See the accompanying notes to the financial statements.


                                                  Laudus Funds Annual Report  55

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Equity Fund


  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK, NETHERLANDS continued
             Integrated Oil Cos. - 0.0%
        53   Royal Dutch Petroleum Co. .......  $     3,177
                                                -----------
                                                    745,537
                                                -----------
             NEW ZEALAND - 0.2%
             Agriculture, Food & Beverage - 0.0%
       724   Sanford Ltd. ....................        2,271
                                                -----------
             Airlines - 0.0%
     8,299   Air New Zealand Ltd. *...........        8,934
                                                -----------
             Banks & Credit Institutions - 0.0%
     3,992   Fisher & Paykel Appliances
               Holdings Ltd. .................        8,453
                                                -----------
             Construction Materials - 0.2%
     4,440   Fletcher Building Ltd. ..........       21,020
                                                -----------
             Electric Utilities - 0.0%
     2,263   Contact Energy Ltd. .............       10,487
                                                -----------
             Publishing, Broadcasting & Cinema - 0.0%
     3,177   Independent Newspapers Ltd. .....       13,590
                                                -----------
                                                     64,755
                                                -----------
             NORWAY - 1.4%
             Oil & Coal Resources - 1.4%
     1,611   Norsk Hydro ASA..................      133,434
    16,000   Statoil ASA......................      273,660
                                                -----------
                                                    407,094
                                                -----------
             PORTUGAL - 0.6%
             Cellular & Wireless - 0.2%
     4,000   Portugal Telecom, SGPS, SA.......       46,995
                                                -----------
             Electric Utilities - 0.4%
    45,000   Electricidade de Portugal SA.....      125,741
                                                -----------
                                                    172,736
                                                -----------
             SINGAPORE - 0.7%
             Agriculture, Food & Beverage - 0.0%
    28,000   Golden Agri-Resources Ltd. *.....        8,319
                                                -----------
             Airlines - 0.1%
     4,000   Singapore Airlines Ltd. .........       28,861
     4,000   Singapore Airport Terminal
               Services Ltd. .................        5,093
                                                -----------
                                                     33,954
                                                -----------
             Banks & Credit Institutions - 0.0%
     3,000   Hong Leong Finance Ltd. .........        6,366
                                                -----------
             Communications Utilities - 0.3%
    44,000   Singapore Telecommunications
               Ltd. ..........................       68,828
                                                -----------
             Information & Services - 0.0%
     6,000   Singapore Technologies
               Engineering Ltd. ..............        9,313
                                                -----------
             IT Hardware - 0.0%
     3,000   WBL Corp., Ltd. .................        6,112
                                                -----------
             Oil Distribution - 0.0%
     5,000   Singapore Petroleum Co., Ltd. ...       12,430
                                                -----------

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK, SINGAPORE continued
             Real Estate Development - 0.3%
    14,000   Ascott Group Ltd. ...............  $     4,584
    19,000   CapitaLand Ltd. .................       27,072
     3,000   Jardine Cycle & Carriage Ltd. ...       21,282
                                                -----------
                                                     52,938
                                                -----------
             Restaurants, Hotels & Theaters - 0.0%
     9,000   Hotel Properties Ltd. ...........        8,185
                                                -----------
                                                    206,445
                                                -----------
             SPAIN - 3.6%
             Banks & Credit Institutions - 0.9%
    20,000   Banco Santander Central Hispano
               SA.............................      244,074
                                                -----------
             Communications Utilities - 0.1%
     1,800   Telefonica SA....................       31,441
                                                -----------
             Construction & Homebuilding - 0.6%
     1,768   Abengoa SA.......................       19,439
     1,000   Acciona SA.......................       90,455
       994   Fomento de Construcciones y
               Contratas SA...................       50,938
     1,229   Obrascon Huarte Lain SA..........       14,104
                                                -----------
                                                    174,936
                                                -----------
             Electric Utilities - 0.9%
    11,200   Endesa SA........................      252,547
                                                -----------
             Integrated Oil Cos. - 1.1%
    11,900   Repsol YPF SA....................      315,811
                                                -----------
                                                  1,018,809
                                                -----------
             SWEDEN - 2.4%
             Banks & Credit Institutions - 1.2%
    33,000   Nordea Bank AB...................      335,004
                                                -----------
             Cellular & Wireless - 0.8%
    40,000   TeliaSonera AB...................      238,528
                                                -----------
             Health Care & Hospital - 0.3%
     5,999   Gambro AB, Class A...............       82,193
                                                -----------
             Metal Products & Machinery - 0.1%
       600   AB Skf, Class B..................       28,155
                                                -----------
                                                    683,880
                                                -----------
             SWITZERLAND - 8.0%
             Agriculture, Food & Beverage - 0.0%
        52   Barry Callebaut AG *.............       12,445
                                                -----------
             Airlines - 0.0%
        30   Swissair Group * (a).............            0
                                                -----------
             Chemicals & Rubber - 0.6%
     1,500   Ciba Specialty Chemicals AG......       97,407
       823   Syngenta AG......................       86,243
                                                -----------
                                                    183,650
                                                -----------
             Construction Materials - 0.2%
       824   Holcim Ltd. .....................       50,848
                                                -----------
             Drugs & Pharmaceuticals - 3.0%
     5,600   Novartis AG......................      262,170
     5,400   Roche Holding AG.................      580,820
                                                -----------
                                                    842,990
                                                -----------

                         See the accompanying notes to the financial statements.


56  Laudus Funds Annual Report

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Equity Fund


  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK, SWITZERLAND continued
             Electric Utilities - 0.1%
         4   Centralschweizerische
               Kraftwerke.....................  $    15,102
                                                -----------
             Furniture & Household Items - 0.8%
     7,200   Compagnie Financiere Richemont
               AG, Class A....................      226,831
                                                -----------
             Instruments - 0.1%
        99   Leica Geosystems AG *............       27,825
                                                -----------
             Insurance - 1.3%
       500   Swiss Life Holding *.............       75,426
     1,700   Zurich Financial Services AG.....      299,379
                                                -----------
                                                    374,805
                                                -----------
             Metal Products & Machinery - 0.8%
    15,000   ABB Ltd. *.......................       93,507
       191   Saurer AG *......................       12,579
       150   Sulzer AG........................       64,812
       400   Unaxis Holding AG................       56,381
                                                -----------
                                                    227,279
                                                -----------
             Miscellaneous Finance - 1.1%
     1,674   Credit Suisse Group..............       72,120
     3,000   UBS AG...........................      254,216
                                                -----------
                                                    326,336
                                                -----------
             Retail - 0.0%
       107   Charles Voegele Holding AG.......        6,419
                                                -----------
                                                  2,294,530
                                                -----------
             UNITED KINGDOM - 23.9%
             Agriculture, Food & Beverage - 0.8%
    23,000   Unilever plc.....................      227,301
                                                -----------
             Banks & Credit Institutions - 5.0%
    40,000   Barclays plc.....................      408,911
    24,000   HBOS plc.........................      374,143
    10,200   HSBC Holdings plc................      161,323
    14,400   Royal Bank of Scotland Group
               plc............................      458,223
                                                -----------
                                                  1,402,600
                                                -----------
             Basic Minerals & Metals - 0.3%
     2,899   Bodycote International plc.......        9,477
    77,000   Corus Group plc *................       78,570
                                                -----------
                                                     88,047
                                                -----------
             Beer, Liquor & Tobacco - 1.4%
    21,600   British American Tobacco plc.....      380,809
     1,400   SABMiller plc....................       21,918
                                                -----------
                                                    402,727
                                                -----------
             Cellular & Wireless - 2.3%
    76,000   O2 plc *.........................      171,255
   180,000   Vodafone Group plc...............      477,882
                                                -----------
                                                    649,137
                                                -----------
             Chemicals & Rubber - 0.2%
    14,000   Imperial Chemical Industries
               plc............................       70,766
                                                -----------
             Commercial Aircraft & Components - 0.2%
    13,139   Rolls-Royce Group plc *..........       60,580
   656,950   Rolls-Royce Group plc, Class B
               *..............................        1,241
                                                -----------
                                                     61,821
                                                -----------

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK, UNITED KINGDOM continued
             Communications Utilities - 1.2%
    90,000   BT Group plc.....................  $   349,483
                                                -----------
             Construction & Homebuilding - 1.5%
     5,400   Barratt Developments plc.........       67,295
     2,873   Bellway plc......................       47,774
     9,000   George Wimpey plc................       74,829
     1,426   Mowlem plc.......................        5,416
     5,600   Persimmon plc....................       79,946
    12,000   Taylor Woodrow plc...............       69,386
     4,000   Westbury plc.....................       35,600
     2,000   Wilson Bowden plc................       43,952
                                                -----------
                                                    424,198
                                                -----------
             Construction Materials - 0.4%
    11,000   Hanson plc.......................      104,032
                                                -----------
             Drugs & Pharmaceuticals - 1.1%
       600   AstraZeneca plc..................       23,650
     9,600   GlaxoSmithKline plc..............      220,042
     7,200   Shire Pharmaceuticals plc........       82,243
                                                -----------
                                                    325,935
                                                -----------
             Electric Utilities - 0.7%
    46,000   Centrica plc *...................      200,573
                                                -----------
             Financial Investments - 0.1%
     2,553   3i Group plc.....................       32,394
                                                -----------
             Forest Products & Paper - 1.3%
    15,600   Anglo American plc...............      369,948
                                                -----------
             Gas & Other Public Utilities - 0.1%
     1,976   Severn Trent plc.................       34,165
                                                -----------
             Information & Services - 0.1%
     2,115   RAC plc..........................       37,088
                                                -----------
             Insurance - 1.7%
    28,000   Aviva plc........................      335,973
    30,000   Friends Provident plc............      100,480
    24,539   Old Mutual plc...................       62,366
                                                -----------
                                                    498,819
                                                -----------
             Integrated Oil Cos. - 3.2%
    29,000   BP plc...........................      300,571
    66,000   Shell Transport & Trading Co.,
               plc............................      592,392
                                                -----------
                                                    892,963
                                                -----------
             Land & Water Transportation - 0.0%
       428   Arriva plc.......................        4,246
                                                -----------
             Miscellaneous Finance - 0.6%
    80,000   Legal & General Group plc........      171,199
                                                -----------
             Oil & Coal Resources - 0.5%
     7,500   Xstrata plc......................      143,138
                                                -----------
             Restaurants, Hotels & Theaters - 1.0%
    16,000   Hilton Group plc.................       91,004
     9,599   InterContinental Hotels Group
               plc............................      112,004
       877   Luminar plc......................        8,203
     3,500   Whitbread plc....................       61,606
                                                -----------
                                                    272,817
                                                -----------

See the accompanying notes to the financial statements.


                                                  Laudus Funds Annual Report  57

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Equity Fund


SHARES OR
PRINCIPAL                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, UNITED KINGDOM continued
             Retail - 0.2%
    12,000   Somerfield plc...................  $    47,561
                                                -----------
                                                  6,810,958
                                                -----------
             TOTAL COMMON STOCK (COST
               $22,896,483)...................   26,483,506
                                                -----------
             RIGHTS - 0.0%
             HONG KONG - 0.0%
             Real Estate Development - 0.0%
    28,200   New World China Land Ltd. .......           90
                                                -----------
             TOTAL RIGHTS (COST $0)...........           90
                                                -----------
             REPURCHASE AGREEMENT - 6.3%
             UNITED STATES - 6.3%
$1,815,000   State Street Bank dated 3/31/05,
               due 4/1/05 at 1.05% with a
               maturity value of $1,815,053
               (Fully collateralized by a
               Fannie Mae security)...........    1,815,000
                                                -----------
             TOTAL REPURCHASE AGREEMENT (COST
               $1,815,000)....................    1,815,000
                                                -----------
             TOTAL INVESTMENTS (COST
               $24,711,483) (b) -- 99.0%......   28,298,596
             NET OTHER ASSETS (LIABILITIES) --
               1.0%...........................      286,599
                                                -----------
             NET ASSETS -- 100.0%.............  $28,585,195
                                                ===========

---------------

*  Non-income producing security.

(a) Bankrupt security/delisted; fair-valued by management.

(b) The aggregate cost for federal income tax purposes is $24,800,593 and differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation....................  $3,592,438
    Unrealized depreciation....................     (94,435)
                                                 ----------
    Net unrealized appreciation................  $3,498,003
                                                 ==========

                         See the accompanying notes to the financial statements.


58  Laudus Funds Annual Report

Financial Statements

Statement of Portfolio Investments

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND as of 3/31/05

  SHARES                                           VALUE
------------------------------------------------------------
              COMMON STOCK - 97.6%
              AUSTRALIA - 5.1%
              Agriculture, Food & Beverage - 0.2%
    213,855   Great Southern Plantations
                Ltd. ........................   $    636,897
    274,416   Ridley Corp., Ltd. ............        316,289
    210,586   Timbercorp Ltd. ...............        351,862
                                                ------------
                                                   1,305,048
                                                ------------
              Autos - 0.0%
      4,084   AP Eagers Ltd. *...............         22,904
                                                ------------
              Banks & Credit Institutions - 0.2%
     57,805   Adelaide Bank Ltd. ............        491,866
     86,000   Bendigo Bank Ltd. .............        631,991
                                                ------------
                                                   1,123,857
                                                ------------
              Basic Minerals & Metals - 0.5%
    250,000   Croesus Mining NL..............         90,892
    227,120   Downer EDI Ltd. ...............        915,340
      6,678   Energy Resources of Australia
                Ltd. ........................         49,075
    147,493   GRD NL.........................        236,173
    191,105   Iluka Resources Ltd. ..........        839,671
     68,879   Macmahon Holdings Ltd. *.......         25,042
     73,311   Resolute Mining Ltd. *.........         78,827
    725,621   Smorgon Steel Group Ltd. ......        752,148
     58,024   Sons of Gwalia Ltd. * (a)......              0
     56,912   Straits Resources Ltd. *.......         85,847
    150,235   Ticor Ltd. ....................        162,700
                                                ------------
                                                   3,235,715
                                                ------------
              Beer, Liquor & Tobacco - 0.2%
    203,857   Lion Nathan Ltd. ..............      1,143,280
                                                ------------
              Chemicals & Rubber - 0.0%
      9,600   Symex Holdings Ltd. ...........         11,139
      7,914   Wattyl Ltd. ...................         19,590
                                                ------------
                                                      30,729
                                                ------------
              Communications Utilities - 0.0%
     91,973   Commander Communications
                Ltd. ........................        163,635
                                                ------------
              Construction & Homebuilding - 0.1%
    216,563   Sunland Group Ltd. ............        335,045
                                                ------------
              Construction Materials - 0.0%
    100,418   Adelaide Brighton Ltd. ........        131,277
                                                ------------
              Electric Utilities - 0.1%
    124,258   Energy Developments Ltd. ......        363,333
                                                ------------
              Financial Investments - 0.1%
     23,024   Australian Wealth Management
                Ltd. *.......................         18,523
     83,891   Coates Hire Ltd. ..............        301,756
                                                ------------
                                                     320,279
                                                ------------
              Forest Products & Paper - 0.2%
    326,036   PaperlinX Ltd. ................      1,034,042
                                                ------------
              Government Aircraft & Defense - 0.0%
    154,152   Austal Ltd. *..................        220,602
                                                ------------
              Health Care & Hospital - 0.1%
     63,519   Ramsay Health Care Ltd. *......        360,652
                                                ------------

  SHARES                                           VALUE
------------------------------------------------------------
              COMMON STOCK, AUSTRALIA continued
              Information & Services - 0.2%
    270,752   AWB Ltd. ......................   $    963,426
      7,510   Programmed Maintenance Services
                Ltd. ........................         18,416
     10,000   S8 Ltd. .......................         16,090
    121,250   Spotless Group Ltd. ...........        478,344
                                                ------------
                                                   1,476,276
                                                ------------
              Instruments - 0.2%
    140,176   Ansell Ltd. ...................      1,066,983
     26,229   Vision Systems Ltd. ...........         23,739
                                                ------------
                                                   1,090,722
                                                ------------
              Insurance - 0.1%
    174,803   Promina Group Ltd. ............        667,982
                                                ------------
              Land & Water Transportation - 0.2%
    155,172   Adsteam Marine Ltd. ...........        216,060
     25,122   Integrated Group Ltd. .........         41,781
    111,827   Toll Holdings Ltd. ............      1,209,324
                                                ------------
                                                   1,467,165
                                                ------------
              Oil & Coal Resources - 0.8%
     42,839   Centennial Coal Co., Ltd. .....        158,069
    131,260   MacArthur Coal Ltd. ...........        680,293
    267,064   Oil Search Ltd. ...............        499,942
    395,757   Santos Ltd. ...................      2,755,243
    129,916   Washington H. Soul Pattinson &
                Co., Ltd. ...................        972,807
                                                ------------
                                                   5,066,354
                                                ------------
              Oil Distribution - 0.1%
     69,304   Caltex Australia Ltd. .........        830,958
                                                ------------
              Oil Drilling & Services - 0.0%
    165,055   Roc Oil Co., Ltd. *............        229,821
                                                ------------
              Publishing, Broadcasting & Cinema - 0.5%
     96,260   APN News & Media Ltd. .........        379,756
    321,754   Austereo Group Ltd. ...........        423,118
    231,661   John Fairfax Holdings Ltd. ....        749,063
     10,000   Prime Television Ltd. .........         23,593
     44,629   Seven Network Ltd. ............        268,587
     49,890   Southern Cross Broadcasting
                Australia) Ltd. .............        513,666
    145,756   Ten Network Holdings Ltd. .....        407,026
    186,929   Village Roadshow Ltd. *........        370,174
                                                ------------
                                                   3,134,983
                                                ------------
              Real Estate Development - 0.0%
      6,146   Central Equity Ltd. *..........         10,792
     10,156   Villa World Ltd. ..............         11,470
                                                ------------
                                                      22,262
                                                ------------
              Restaurants, Hotels & Theaters - 0.1%
    102,791   Amalgamated Holdings Ltd. .....        333,959
                                                ------------
              Retail - 0.1%
     19,437   Brazin Ltd. ...................         33,379
      8,647   Colorado Group Ltd. ...........         39,464
    219,554   David Jones Ltd. ..............        337,974
     52,242   Miller's Retail Ltd. ..........         37,179
                                                ------------
                                                     447,996
                                                ------------

See the accompanying notes to the financial statements.

                                                  Laudus Funds Annual Report  59

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Small Capitalization Fund


  SHARES                                           VALUE
------------------------------------------------------------
              COMMON STOCK, AUSTRALIA continued
              Soaps & Cosmetics - 0.0%
        309   Campbell Brothers Ltd. ........   $      2,249
                                                ------------
              Software - 0.1%
    179,225   Baycorp Advantage Ltd. ........        415,919
     77,214   Volante Group Ltd. ............         81,231
                                                ------------
                                                     497,150
                                                ------------
              Wholesale - 1.0%
     31,224   Alesco Corp., Ltd. ............        195,642
    275,723   Aristocrat Leisure Ltd. .......      2,171,250
    132,249   Australian Pharmaceutical
                Industries Ltd. .............        292,582
    358,482   Boral Ltd. ....................      1,691,555
     51,910   Crane Group Ltd. ..............        337,302
    156,243   GWA International Ltd. ........        337,205
     48,384   Housewares International
                Ltd. ........................         75,229
      5,123   Queensland Cotton Holdings
                Ltd. ........................         19,497
     79,332   Sigma Co., Ltd. ...............        535,123
     75,050   Sims Group Ltd. ...............        981,129
                                                ------------
                                                   6,636,514
                                                ------------
                                                  31,694,789
                                                ------------
              AUSTRIA - 1.3%
              Banks & Credit Institutions - 0.1%
      4,145   Investkredit Bank AG...........        683,345
                                                ------------
              Basic Minerals & Metals - 1.2%
     20,090   Boehler-Uddeholm AG............      2,748,328
     59,400   voestalpine AG.................      4,597,972
                                                ------------
                                                   7,346,300
                                                ------------
              Construction & Homebuilding - 0.0%
        503   Allgemeine
                Baugesellschaft -- A. Porr AG
                *............................         79,918
                                                ------------
              Furniture & Household Items - 0.0%
     16,800   Head NV *......................         60,917
                                                ------------
                                                   8,170,480
                                                ------------
              BELGIUM - 2.2%
              Chemicals & Rubber - 0.1%
     21,000   Tessenderlo Chemie NV..........        913,210
                                                ------------
              Construction & Homebuilding - 0.2%
      2,924   Compagnie Francois d'
                Entreprises CFE) *...........      1,155,251
                                                ------------
              Financial Investments - 0.1%
     74,402   Econocom Group.................        652,700
                                                ------------
              Gas & Other Public Utilities - 0.7%
        865   Distrigaz......................      3,818,887
                                                ------------
              Information & Services - 0.0%
     10,543   Solvus SA *....................        221,016
                                                ------------
              Land & Water Transportation - 0.4%
     66,600   Compagnie Maritime Belge SA....      2,543,029
                                                ------------
              Metal Products & Machinery - 0.3%
     86,630   Ion Beam Applications..........        738,580
     54,739   Picanol *......................      1,316,115
                                                ------------
                                                   2,054,695
                                                ------------

  SHARES                                           VALUE
------------------------------------------------------------
              COMMON STOCK, BELGIUM continued
              Real Estate Development - 0.4%
      2,800   Cofinimmo......................   $    453,057
     53,824   Intervest Offices *............      1,713,828
      1,550   Wereldhave Belgium *...........        126,910
                                                ------------
                                                   2,293,795
                                                ------------
              Restaurants, Hotels & Theaters - 0.0%
      9,253   Quick Restaurants SA...........        183,391
                                                ------------
                                                  13,835,974
                                                ------------
              CANADA - 6.7%
              Agriculture, Food & Beverage - 0.2%
     15,600   Canada Bread Co., Ltd. ........        706,213
     19,700   Saputo, Inc. ..................        588,631
                                                ------------
                                                   1,294,844
                                                ------------
              Airlines - 0.1%
        300   CHC Helicopter Corp., Class
                A............................         13,762
     17,300   Transat A.T., Inc., Class B
                *............................        363,202
                                                ------------
                                                     376,964
                                                ------------
              Basic Minerals & Metals - 1.1%
     15,200   Agnico-Eagle Mines Ltd. .......        221,747
     13,800   Calfrac Well Services Ltd. *...        371,734
     11,800   Cameco Corp. ..................        522,483
      6,400   Falconbridge Ltd. .............        229,582
     34,256   IPSCO, Inc. ...................      1,760,297
    311,000   Kinross Gold Corp. *...........      1,891,937
     76,100   Russel Metals, Inc. ...........      1,013,325
     23,300   Teck Cominco Ltd., Class B.....        863,748
                                                ------------
                                                   6,874,853
                                                ------------
              Beer, Liquor & Tobacco - 0.1%
     30,000   Rothmans, Inc. ................        594,867
                                                ------------
              Biotechnology - 0.1%
     40,400   QLT, Inc. *....................        517,251
                                                ------------
              Chemicals & Rubber - 0.5%
     85,600   Methanex Corp. ................      1,649,242
     34,700   NOVA Chemicals Corp. ..........      1,481,673
                                                ------------
                                                   3,130,915
                                                ------------
              Communications Utilities - 0.2%
     53,200   Cogeco Cable, Inc. ............      1,099,310
                                                ------------
              Drugs & Pharmaceuticals - 0.3%
     66,800   Axcan Pharma, Inc. *...........      1,125,250
     64,300   Patheon, Inc. *................        600,562
                                                ------------
                                                   1,725,812
                                                ------------
              Electric Utilities - 0.3%
     39,900   ATCO Ltd., Class I.............      2,118,920
                                                ------------
              Forest Products & Paper - 0.4%
     79,600   Intertape Polymer Group, Inc.
                *............................        610,562
     49,100   Norbord, Inc. .................        499,989
     34,700   West Fraser Timber Co.,
                Ltd. ........................      1,457,007
                                                ------------
                                                   2,567,558
                                                ------------
              Furniture & Household Items - 0.1%
        700   Dorel Industries, Inc., Class B
                *............................         22,924
     49,400   Royal Group Technologies Ltd.
                *............................        522,643
                                                ------------
                                                     545,567
                                                ------------

                         See the accompanying notes to the financial statements.

60  Laudus Funds Annual Report

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Small Capitalization Fund


  SHARES                                           VALUE
------------------------------------------------------------
              COMMON STOCK, CANADA continued
              Health Care & Hospital - 0.0%
      1,700   TLC Vision Corp. *.............   $     16,061
                                                ------------
              Insurance - 0.3%
        237   E-L Financial Corp., Ltd. .....         75,516
      1,000   Fairfax Financial Holdings
                Ltd. ........................        149,341
     94,300   Kingsway Financial Services,
                Inc. ........................      1,456,765
                                                ------------
                                                   1,681,622
                                                ------------
              IT Hardware - 0.3%
        600   ATI Technologies, Inc. *.......         10,355
    116,700   Celestica, Inc. *..............      1,568,411
                                                ------------
                                                   1,578,766
                                                ------------
              Land & Water Transportation - 0.1%
     48,800   CP Ships Ltd. .................        690,545
                                                ------------
              Metal Products & Machinery - 0.3%
    161,500   Linamar Corp. .................      1,748,688
                                                ------------
              Oil & Coal Resources - 0.4%
        428   Paramount Energy Trust.........          6,102
     55,700   PetroKazakhstan, Inc., Class
                A............................      2,244,390
                                                ------------
                                                   2,250,492
                                                ------------
              Oil Distribution - 0.5%
     57,000   ShawCor Ltd. ..................        848,039
    266,300   Sherritt International Corp.
                *............................      2,179,088
                                                ------------
                                                   3,027,127
                                                ------------
              Publishing, Broadcasting & Cinema - 0.8%
     59,300   Alliance Atlantis
                Communications, Inc., Class B
                *............................      1,468,960
     25,200   Astral Media, Inc. ............        706,312
      1,300   CHUM Ltd., Class B.............         35,459
      2,800   Cinram International, Inc. ....         59,409
        100   Quebecor Inc., Class B.........          2,566
     23,500   Quebecor World, Inc. ..........        550,667
        700   Torstar Corp., Class B.........         14,262
     99,000   Transcontinental, Inc., Class
                A............................      2,112,808
                                                ------------
                                                   4,950,443
                                                ------------
              Real Estate Investment Trusts - 0.2%
     46,300   BPO Properties Ltd. ...........      1,517,374
                                                ------------
              Restaurants, Hotels & Theaters - 0.0%
     13,600   Intrawest Corp. ...............        259,893
                                                ------------
              Retail - 0.2%
      9,800   Canadian Tire Corp., Ltd.,
                Class A......................        462,115
      2,000   Empire Co., Ltd., Class A......         56,205
     27,100   Hudson's Bay Co. ..............        292,985
      4,600   Reitmans (Canada) Ltd., Class
                A............................        104,558
     33,600   Sears Canada, Inc. ............        617,929
                                                ------------
                                                   1,533,792
                                                ------------
              Soaps & Cosmetics - 0.1%
     35,600   CCL Industries, Inc., Class
                B............................        748,870
                                                ------------
              Software - 0.1%
     70,700   CGI Group, Inc. *..............        447,043
     38,400   Geac Computer Corp., Ltd. *....        342,152
                                                ------------
                                                     789,195
                                                ------------

  SHARES                                           VALUE
------------------------------------------------------------
              COMMON STOCK, CANADA continued
              Wholesale - 0.0%
      6,800   Canfor Corp. *.................   $     91,277
                                                ------------
                                                  41,731,006
                                                ------------
              CHINA - 0.6%
              Banks & Credit Institutions - 0.1%
    240,000   Industrial & Commercial Bank of
                China (Asia) Ltd. ...........        323,104
                                                ------------
              Beer, Liquor & Tobacco - 0.1%
    362,000   Beijing Enterprises Holdings
                Ltd. ........................        517,517
                                                ------------
              Chemicals & Rubber - 0.1%
  1,406,000   Sinopec Shanghai Petrochemical
                Co., Ltd., Class H...........        572,362
                                                ------------
              Construction & Homebuilding - 0.2%
    533,000   Shanghai Industrial Holdings
                Ltd. ........................      1,127,594
                                                ------------
              Construction Materials - 0.0%
    100,000   Zhejiang Glass Co., Ltd., Class
                H *..........................         28,207
                                                ------------
              Electric Utilities - 0.0%
    374,000   Sinopec Kantons Holdings Ltd.
                *............................         53,707
                                                ------------
              Land & Water Transportation - 0.1%
  2,040,000   China National Aviation Co.,
                Ltd. *.......................        447,269
    994,000   GZI Transportation Ltd. .......        315,430
    900,000   Sichuan Expressway Co., Ltd.,
                Class H *....................        122,318
    715,000   Sinotrans Ltd., Class H........        206,267
    670,000   Tianjin Development Holdings
                Ltd. ........................        274,895
                                                ------------
                                                   1,366,179
                                                ------------
              Metal Products & Machinery - 0.0%
     16,000   Beiren Printing Machinery
                Holdings Ltd., Class H *.....          5,026
                                                ------------
                                                   3,993,696
                                                ------------
              DENMARK - 3.5%
              Agriculture, Food & Beverage - 0.6%
     19,800   Danisco A/S....................      1,343,673
      5,435   Harboes Bryggeri A/S, Class
                B............................      2,152,306
        150   Hedegaard A/S *................         14,497
                                                ------------
                                                   3,510,476
                                                ------------
              Chemicals & Rubber - 0.1%
     26,100   Auriga Industries A/S, Class
                B............................        623,792
                                                ------------
              Construction & Homebuilding - 0.0%
      1,300   Monberg & Thorsen A/S, Class B
                *............................        100,694
                                                ------------
              Consumer Durables - 0.5%
     98,570   NKT Holding A/S................      3,421,972
                                                ------------
              Financial Investments - 0.2%
    118,450   Foras Holding A/S..............      1,498,138
                                                ------------
              Furniture & Household Items - 0.4%
     80,058   A/S Schouw & Co. *.............      2,150,820
        300   KOMPAN A/S, Class B............         65,289
                                                ------------
                                                   2,216,109
                                                ------------

See the accompanying notes to the financial statements.

                                                  Laudus Funds Annual Report  61

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Small Capitalization Fund


  SHARES                                           VALUE
------------------------------------------------------------
              COMMON STOCK, DENMARK continued
              Information & Services - 0.4%
     17,500   ISS A/S........................   $  1,425,718
     16,700   PER Aarsleff A/S, Class B......      1,019,678
                                                ------------
                                                   2,445,396
                                                ------------
              Insurance - 0.0%
      3,200   Codan A/S......................        163,009
                                                ------------
              Land & Water Transportation - 0.1%
      3,525   DFDS A/S *.....................        214,617
     15,100   Mols-Linien A/S *..............        684,902
                                                ------------
                                                     899,519
                                                ------------
              Publishing, Broadcasting & Cinema - 0.0%
        534   VT Holding.....................         35,679
                                                ------------
              Real Estate Development - 0.8%
     27,650   Jeudan A/S *...................      1,924,629
  1,246,200   Keops A/S......................      1,076,147
     23,756   Nordicom A/S *.................      1,118,963
                                                ------------
                                                   4,119,739
                                                ------------
              Wholesale - 0.4%
     44,288   Dantherm Holding A/S *.........        818,975
     11,400   DLH A/S, Class B *.............      1,006,316
      3,330   Nowaco Group A/S *.............        412,459
      4,050   Sanistal A/S, Class B *........        379,409
                                                ------------
                                                   2,617,159
                                                ------------
                                                  21,651,682
                                                ------------
              FINLAND - 4.2%
              Agriculture, Food & Beverage - 0.4%
    164,000   HK Ruokatalo Oyj, Class A *....      1,935,330
     13,978   Lannen Tehtaat Oyj *...........        247,064
    165,000   Raisio Group plc, Class V......        506,082
                                                ------------
                                                   2,688,476
                                                ------------
              Airlines - 0.5%
    350,000   Finnair Oyj....................      2,856,623
                                                ------------
              Basic Minerals & Metals - 1.2%
    268,200   Outokumpu Oyj..................      4,806,714
    163,000   Rautaruukki Oyj................      2,198,924
                                                ------------
                                                   7,005,638
                                                ------------
              Beer, Liquor & Tobacco - 0.2%
     49,000   Olvi Oyj, Class A *............      1,035,162
                                                ------------
              Cellular & Wireless - 0.6%
    231,300   Elisa Corp. ...................      3,937,968
                                                ------------
              Chemicals & Rubber - 0.5%
    184,000   Kemira Oyj.....................      2,857,663
                                                ------------
              Financial Investments - 0.1%
     78,000   Rakentajain Konevuokraamo Oyj,
                Class B......................        690,346
                                                ------------
              Forest Products & Paper - 0.1%
    128,500   M-real Oyj, Class B............        761,541
                                                ------------
              Furniture & Household Items - 0.0%
      7,526   Uponor Oyj.....................        158,454
                                                ------------
              Land & Water Transportation - 0.1%
     16,382   Birka Line AB, Class A *.......        338,524
                                                ------------
              Metal Products & Machinery - 0.4%
    105,500   Wartsila Oyj, Class B..........      2,797,099
                                                ------------

  SHARES                                           VALUE
------------------------------------------------------------
              COMMON STOCK, FINLAND continued
              Miscellaneous Finance - 0.0%
     29,700   Norvestia Oyj, Class B.........   $    237,387
                                                ------------
              Real Estate Development - 0.1%
    188,800   Technopolis Oyj................        858,806
                                                ------------
                                                  26,223,687
                                                ------------
              FRANCE - 9.1%
              Agriculture, Food & Beverage - 1.3%
     54,187   Bongrain SA....................      3,774,722
        216   Evialis *......................          9,747
    126,700   Provimi SA *...................      3,016,667
        652   Sucriere de Pithiviers Le
                Vieil........................        491,051
                                                ------------
                                                   7,292,187
                                                ------------
              Airlines - 0.7%
    244,800   Air France-KLM.................      4,412,789
                                                ------------
              Banks & Credit Institutions - 0.0%
      1,923   Caisse Regionale de Credit
                Agricole Mutuel d'Ille-et-
                Villaine *...................        219,931
        815   Caisse Regionale du Credit
                Agricole Mutuel Loire Haute-
                Loire........................         61,752
                                                ------------
                                                     281,683
                                                ------------
              Basic Minerals & Metals - 0.9%
     40,800   Eramet SLN.....................      4,135,995
     34,899   Nexans SA......................      1,446,868
                                                ------------
                                                   5,582,863
                                                ------------
              Construction & Homebuilding - 0.6%
     31,400   Eiffage........................      3,631,992
                                                ------------
              Construction Materials - 0.8%
     51,600   Ciments Francais...............      4,982,689
      1,467   SA des Ciments Vicat...........        183,032
                                                ------------
                                                   5,165,721
                                                ------------
              Electric Utilities - 0.0%
         91   Compagnie Parisienne de
                Chauffage Urbain SA..........         10,558
                                                ------------
              Financial Investments - 0.7%
         16   Paris Orleans et Cie., SA......          4,200
     19,440   Societe Fonciere Financiere et
                de Participations (FFP)......      4,135,902
                                                ------------
                                                   4,140,102
                                                ------------
              Forest Products & Paper - 0.2%
      3,181   Exacompta Clairefontaine.......        694,541
     66,273   Otor...........................        404,818
                                                ------------
                                                   1,099,359
                                                ------------
              Furniture & Household Items - 0.1%
        500   Plastic Omnium SA..............         29,242
      4,800   Smoby SA.......................        477,230
                                                ------------
                                                     506,472
                                                ------------

                         See the accompanying notes to the financial statements.

62  Laudus Funds Annual Report

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Small Capitalization Fund


  SHARES                                           VALUE
------------------------------------------------------------
              COMMON STOCK, FRANCE continued
              Information & Services - 0.2%
    800,495   A Novo *.......................   $  1,290,047
        738   Groupe ONET....................        274,314
                                                ------------
                                                   1,564,361
                                                ------------
              Instruments - 0.9%
     39,800   Bacou-Dalloz...................      3,791,510
     19,100   Guerbet........................      2,023,095
                                                ------------
                                                   5,814,605
                                                ------------
              Land & Water Transportation - 0.6%
      7,141   Bollore Investissement *.......        658,935
     29,600   Geodis *.......................      3,327,615
                                                ------------
                                                   3,986,550
                                                ------------
              Metal Products & Machinery - 0.5%
     24,000   Groupe Finuchem................        360,262
     56,400   Valeo SA.......................      2,517,124
                                                ------------
                                                   2,877,386
                                                ------------
              Oil Distribution - 0.0%
        733   Esso S.A.F.....................        125,749
                                                ------------
              Real Estate Development - 0.2%
     28,450   Bail Investissement Fonciere...      1,283,031
                                                ------------
              Restaurants, Hotels & Theaters - 0.5%
     15,935   Compagnie des Alpes............      1,305,757
    347,830   Euro Disney S.C.A. *...........         58,767
    136,477   Groupe Flo *...................      1,191,939
     23,000   Sodexho Alliance SA............        768,520
                                                ------------
                                                   3,324,983
                                                ------------
              Retail - 0.6%
     68,400   Rallye SA......................      3,811,853
                                                ------------
              Software - 0.3%
     13,000   Cap Gemini SA *................        454,486
     34,514   UbiSoft Entertainment SA *.....      1,349,269
                                                ------------
                                                   1,803,755
                                                ------------
                                                  56,715,999
                                                ------------
              GERMANY - 5.9%
              Beer, Liquor & Tobacco - 0.0%
      5,955   Sektkellerei Schloss Wachenheim
                AG...........................         80,490
                                                ------------
              Construction & Homebuilding - 0.6%
     58,800   Bilfinger Berger AG............      2,926,856
     17,410   Hochtief AG....................        557,752
                                                ------------
                                                   3,484,608
                                                ------------
              Construction Materials - 0.5%
     54,630   Dyckerhoff AG *................      3,111,916
                                                ------------
              Drugs & Pharmaceuticals - 0.2%
     14,080   Merck KGaA *...................      1,015,779
                                                ------------
              Financial Investments - 0.0%
     64,247   Bankgesellschaft Berlin AG *...        225,446
                                                ------------
              Government Aircraft & Defense - 0.4%
     41,700   Rheinmetall AG *...............      2,224,715
                                                ------------
              Health Care & Hospital - 0.1%
     61,514   Marseille-Kliniken AG..........        885,807
                                                ------------

  SHARES                                           VALUE
------------------------------------------------------------
              COMMON STOCK, GERMANY continued
              Instruments - 0.9%
     51,200   Fresenius AG...................   $  5,756,540
                                                ------------
              Insurance - 0.2%
     51,800   Wuerttembergische
                Lebensversicherung AG........      1,168,705
                                                ------------
              Metal Products & Machinery - 1.5%
     57,000   Deutz AG *.....................        278,540
     44,170   Duerr AG *.....................        912,746
     43,168   Gildemeister AG *..............        312,494
     91,500   IWKA AG........................      2,253,490
      6,090   KSB AG.........................      1,127,074
      3,588   Kuehnle Kopp Kausch AG.........        106,319
      2,200   R. Stahl AG....................         39,972
     43,300   REpower Systems AG.............        799,101
    150,000   Salzgitter AG..................      3,232,220
                                                ------------
                                                   9,061,956
                                                ------------
              Real Estate Development - 0.6%
     95,588   Fraport AG.....................      3,929,414
      2,800   Stodiek Europa Immobilien AG...         27,438
                                                ------------
                                                   3,956,852
                                                ------------
              Restaurants, Hotels & Theaters - 0.0%
      9,897   Sixt AG........................        183,935
                                                ------------
              Retail - 0.5%
     74,434   Hornbach Baumarkt
                Aktiengesellschaft...........      3,263,936
                                                ------------
              Soaps & Cosmetics - 0.4%
     30,500   Fuchs Petrolub AG..............      2,767,214
                                                ------------
                                                  37,187,899
                                                ------------
              GREECE - 0.1%
              Banks & Credit Institutions - 0.1%
      5,056   Bank of Greece.................        664,001
                                                ------------
              HONG KONG - 3.1%
              Agriculture, Food & Beverage - 0.0%
     66,000   First Pacific Co., Ltd. *......         20,944
     45,000   Lam Soon (Hong Kong) Ltd. .....         17,021
    708,000   Vedan International (Holdings)
                Ltd. ........................        126,179
                                                ------------
                                                     164,144
                                                ------------
              Banks & Credit Institutions - 0.3%
  1,066,000   Asia Financial Holdings
                Ltd. ........................        300,692
    998,000   International Bank of Asia
                Ltd. ........................        406,271
    308,000   JCG Holdings Ltd. .............        290,255
    285,000   Liu Chong Hing Bank Ltd. ......        434,844
     97,800   Wing Lung Bank Ltd. ...........        724,156
                                                ------------
                                                   2,156,218
                                                ------------
              Cellular & Wireless - 0.0%
     12,500   SmarTone Telecommunications
                Holdings Ltd. ...............         13,783
                                                ------------
              Communications Utilities - 0.0%
    164,000   I-CABLE Communications Ltd. ...         59,402
                                                ------------
              Construction & Homebuilding - 0.1%
  1,194,000   Paul Y.-ITC Construction
                Holdings Ltd. ...............        382,724
                                                ------------

See the accompanying notes to the financial statements.

                                                  Laudus Funds Annual Report  63

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Small Capitalization Fund


  SHARES                                           VALUE
------------------------------------------------------------
              COMMON STOCK, HONG KONG continued
              Financial Investments - 0.2%
     58,500   Asia Satellite
                Telecommunications Holdings
                Ltd. ........................   $    111,759
    825,281   Chinese Estates Holdings
                Ltd. ........................        756,571
    349,600   HKR International Ltd. ........        223,001
     84,000   Peregrine Investment Holdings
                Ltd. * (a)...................              0
                                                ------------
                                                   1,091,331
                                                ------------
              Furniture & Household Items - 0.0%
    178,000   EganaGoldpfeil Holdings
                Ltd. ........................         40,396
                                                ------------
              Instruments - 0.0%
     50,000   Arts Optical International
                Holdings Ltd. *..............         18,912
    268,000   Moulin International Holdings
                Ltd. ........................        192,426
                                                ------------
                                                     211,338
                                                ------------
              IT Hardware - 0.1%
    161,500   ASM Pacific Technology Ltd. ...        695,750
    102,000   Truly International Holdings
                Ltd. ........................        140,589
     16,000   Vtech Holdings Ltd. ...........         22,258
                                                ------------
                                                     858,597
                                                ------------
              Land & Water Transportation - 0.3%
    171,000   NWS Holdings Ltd. .............        241,174
    376,000   Orient Overseas International
                Ltd. ........................      1,812,664
                                                ------------
                                                   2,053,838
                                                ------------
              Miscellaneous Finance - 0.1%
     29,000   Guoco Group Ltd. ..............        291,884
      8,000   Kowloon Development Co., Ltd.
                *............................          9,180
    509,000   Sun Hung Kai & Co., Ltd. ......        150,102
                                                ------------
                                                     451,166
                                                ------------
              Publishing, Broadcasting & Cinema - 0.0%
     34,000   eSun Holdings Ltd. *...........          9,046
                                                ------------
              Real Estate Development - 1.3%
    179,000   Allied Group Ltd. *............        265,080
    166,000   Allied Properties (H.K.) Ltd.
                *............................        110,676
    278,000   Chevalier International
                Holdings Ltd. *..............        324,360
      4,000   China Motor Bus Co., Ltd. .....         33,080
      1,000   Hang Lung Group Ltd. ..........          1,750
    498,500   Henderson China Holdings
                Ltd. ........................        303,599
    294,280   Hong Kong Ferry (Holdings) Co.,
                Ltd. ........................        352,788
    125,600   Hopson Development Holdings
                Ltd. *.......................         69,247
    673,500   Kerry Properties Ltd. .........      1,472,325
     78,000   Miramar Hotel & Investment Co.,
                Ltd. ........................        120,010
  1,171,800   New World China Land Ltd. *....        424,437
  1,964,000   Sino Land Co., Ltd. ...........      1,775,301
    600,000   Tai Cheung Holdings Ltd. ......        296,179
    235,000   Tian An China Investments Co.,
                Ltd. *.......................         65,534
    241,820   Tomson Group Ltd. *............         65,886
    612,000   Wheelock & Co., Ltd. ..........        878,842

  SHARES                                           VALUE
------------------------------------------------------------
              COMMON STOCK, HONG KONG continued
              Real Estate Development continued
  1,274,000   Wheelock Properties Ltd. ......   $    628,886
    249,500   Wing On Co. International
                Ltd. ........................        340,692
                                                ------------
                                                   7,528,672
                                                ------------
              Restaurants, Hotels & Theaters - 0.5%
    180,000   Harbour Centre Development
                Ltd. ........................        291,947
    915,847   Hongkong & Shanghai Hotels
                Ltd. ........................        845,468
    684,000   Shangri-La Asia Ltd. ..........        999,775
  1,881,000   Star Cruises Ltd *.............        489,060
  1,126,000   Star Cruises Ltd. *............        295,961
                                                ------------
                                                   2,922,211
                                                ------------
              Retail - 0.1%
    603,453   Bossini International Holdings
                Ltd. ........................        137,723
    743,000   Glorious Sun Enterprises
                Ltd. ........................        316,754
                                                ------------
                                                     454,477
                                                ------------
              Software - 0.1%
    949,000   Digital China Holdings Ltd.
                *............................        292,024
  1,690,280   SUNeVision Holdings Ltd. ......        307,744
                                                ------------
                                                     599,768
                                                ------------
              Wholesale - 0.0%
  1,236,000   Tan Chong International
                Ltd. ........................        239,297
                                                ------------
                                                  19,236,408
                                                ------------
              IRELAND - 0.9%
              Construction & Homebuilding - 0.2%
     80,000   Abbey plc *....................        946,143
                                                ------------
              Oil & Coal Resources - 0.6%
  2,535,000   Dragon Oil plc *...............      4,217,093
                                                ------------
              Software - 0.1%
    147,432   Iona Technologies plc *........        613,150
                                                ------------
                                                   5,776,386
                                                ------------
              ITALY - 7.8%
              Agriculture, Food & Beverage - 0.0%
     88,414   La Doria S.p.A. *..............        305,078
                                                ------------
              Banks & Credit Institutions - 0.2%
    112,000   Banca Popolare di Milano Scrl
                (BPM)........................      1,073,508
      1,532   Banco di Sardegna S.p.A. ......         29,846
                                                ------------
                                                   1,103,354
                                                ------------
              Construction & Homebuilding - 0.1%
     67,039   Vianini Lavori S.p.A. .........        612,503
                                                ------------
              Construction Materials - 1.0%
     95,311   Buzzi Unicem S.p.A. ...........      1,480,254
     58,000   Italcementi S.p.A. ............        978,426
     51,402   Italmobiliare S.p.A. ..........      3,487,858
     42,914   Targetti Sankey S.p.A. *.......        323,484
                                                ------------
                                                   6,270,022
                                                ------------
              Consumer Durables - 0.3%
    455,895   De'Longhi S.p.A. ..............      1,863,420
                                                ------------

                         See the accompanying notes to the financial statements.

64  Laudus Funds Annual Report

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Small Capitalization Fund


  SHARES                                           VALUE
------------------------------------------------------------
              COMMON STOCK, ITALY continued
              Electric Utilities - 1.4%
  1,296,000   C.I.R. S.p.A. -- Compagnie
                Industriali Riunite..........   $  3,831,877
  1,255,039   Cofide S.p.A. -- Compagnia
                Finanziaria de Benedetti.....      1,549,552
  1,503,000   Edison S.p.A. *................      3,070,696
                                                ------------
                                                   8,452,125
                                                ------------
              Gas & Other Public Utilities - 0.0%
      8,446   ACSM Como S.p.A. *.............         25,850
                                                ------------
              Information & Services - 0.0%
     80,544   Trevi Finanziaria S.p.A. ......        174,081
                                                ------------
              Instruments - 0.0%
     36,000   Gefran S.p.A. *................        250,780
                                                ------------
              Insurance - 0.9%
    195,300   Fondiaria-Sai S.p.A. ..........      5,436,845
                                                ------------
              Metal Products & Machinery - 0.5%
     25,500   Biesse S.p.A. *................        133,890
    409,000   Danieli & Co S.p.A. ...........      2,859,768
                                                ------------
                                                   2,993,658
                                                ------------
              Miscellaneous Finance - 0.1%
     96,539   Mittel S.p.A. .................        455,444
                                                ------------
              Oil Distribution - 1.0%
  1,003,728   Cam Finanziaria S.p.A. *.......      3,006,853
    258,000   ERG S.p.A. ....................      3,544,214
                                                ------------
                                                   6,551,067
                                                ------------
              Publishing, Broadcasting & Cinema - 0.6%
    114,113   Monrif S.p.A. *................        189,832
  6,696,000   Telecom Italia Media S.p.A.
                *............................      3,750,749
                                                ------------
                                                   3,940,581
                                                ------------
              Real Estate Development - 0.4%
     38,250   IPI S.p.A. *...................        276,893
    569,955   Risanamento S.p.A. *...........      1,925,924
                                                ------------
                                                   2,202,817
                                                ------------
              Restaurants, Hotels & Theaters - 0.4%
    868,500   Cremonini S.p.A. ..............      2,672,299
                                                ------------
              Retail - 0.2%
    280,000   Stefanel S.p.A. ...............      1,189,956
                                                ------------
              Soaps & Cosmetics - 0.1%
    104,000   Mirato S.p.A. .................        889,374
                                                ------------
              Textiles & Apparel - 0.6%
    290,000   Benetton Group S.p.A. .........      2,804,118
      5,335   Linificio e Canapificio
                Nazionale S.p.A. *...........         23,990
    174,231   Vincenzo Zucchi S.p.A..........        868,392
                                                ------------
                                                   3,696,500
                                                ------------
                                                  49,085,754
                                                ------------
              JAPAN - 14.7%
              Agriculture, Food & Beverage - 0.7%
     17,000   Dydo Drinco, Inc. .............        562,640
     15,000   Fuji Foods, Inc. ..............         56,096
      6,000   Fujicco Co., Ltd. .............         88,631
      2,000   Kenko Mayonnaise Co., Ltd. ....          9,667
     10,000   Kinki Coca-Cola Bottling Co.,
                Ltd. ........................        107,423
    181,000   Marudai Food Co., Ltd. ........        489,052
    201,000   Morinaga & Co., Ltd. ..........        537,453

  SHARES                                           VALUE
------------------------------------------------------------
              COMMON STOCK, JAPAN continued
              Agriculture, Food & Beverage continued
    132,000   Morinaga Milk Industry Co.,
                Ltd. ........................   $    582,498
     23,000   Nichiro Corp. .................         41,502
     14,000   Nichiwa Sangyo Co., Ltd. ......         44,241
    257,000   Nippon Suisan Kaisha Ltd. .....        872,204
     42,000   Nissin Sugar Manufacturing Co.,
                Ltd. ........................        107,199
     57,000   Pokka Corp. ...................        314,417
      5,000   Riken Vitamin Co., Ltd. .......        138,837
     16,000   Rokko Butter Co., Ltd. ........         48,616
     14,000   S Foods, Inc. .................        103,665
      9,500   S&B Foods, Inc. ...............         79,315
      1,000   Semba Tohka Industries Co.,
                Ltd. ........................          3,412
      9,000   Showa Sangyo Co., Ltd. ........         25,496
     19,000   Tokatsu Foods Co., Ltd. .......         80,825
     32,000   Yokohama Reito Co., Ltd. ......        250,411
                                                ------------
                                                   4,543,600
                                                ------------
              Autos - 0.5%
      2,000   Chuo Malleable Iron Co.,
                Ltd. ........................          6,975
     58,500   EXEDY Corp. ...................        983,385
      3,000   Fuji Univance Corp. ...........         16,099
      3,000   Hirata Technical Co., Ltd. ....         20,138
      1,100   Imasen Electric Industrial Co.,
                Ltd. ........................          9,256
     13,500   Kanto Auto Works Ltd. .........        191,090
      3,000   Kikuchi Co., Ltd. .............         32,564
     18,700   Kyokuto Kaihatsu Kogyo Co.,
                Ltd. ........................        229,030
      3,000   Meiwa Industry Co., Ltd. ......         13,042
     11,000   Mitsuba Corp. .................         90,193
      6,000   Murakami Corp. ................         47,233
     47,000   Nippon Seiki Co., Ltd. ........        578,712
    122,000   Nissan Diesel Motor Co.,
                Ltd. ........................        549,776
      3,000   Nissan Shatai Co., Ltd. .......         22,438
      2,000   Pacific Industrial Co.,
                Ltd. ........................         10,060
      1,000   Sumitomo Wiring Systems
                Ltd. ........................         21,223
     11,000   Technol Eight Co., Ltd. .......         35,583
      6,000   Tokai Rika Co., Ltd. ..........         96,372
      6,000   U-Shin Ltd. ...................         51,272
      9,600   Unipres Corp. .................         84,188
     24,700   Yorozu Corp. ..................        246,169
                                                ------------
                                                   3,334,798
                                                ------------
              Banks & Credit Institutions - 0.8%
      1,400   Aichi Bank Ltd. ...............        150,916
      3,900   Bank of Okinawa Ltd. ..........        136,369
     24,000   Central Finance Co., Ltd. .....        105,909
     60,600   Chiba Kogyo Bank Ltd. *........        503,678
      8,700   Credia Co., Ltd. ..............        244,016
    176,000   Eighteenth Bank Ltd. ..........        875,394
    127,000   Japan Asia Investment Co.,
                Ltd. ........................        561,621
      8,000   Kagawa Bank Ltd. ..............         47,868
      7,200   Kita-Nippon Bank Ltd. .........        370,232
     75,000   Nishi-Nippon City Bank Ltd. ...        321,849
     38,000   Osaka Securities Finance Co.,
                Ltd. ........................        149,215
     19,100   Pocket Card Co., Ltd. *........        356,964
     85,000   Shinki Co., Ltd. ..............        756,545

See the accompanying notes to the financial statements.


                                                  Laudus Funds Annual Report  65

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Small Capitalization Fund


  SHARES                                           VALUE
------------------------------------------------------------
              COMMON STOCK, JAPAN continued
              Banks & Credit Institutions continued
     19,000   Taiko Bank Ltd. ...............   $     56,133
     11,000   Tochigi Bank Ltd. .............         70,961
      4,600   Tokyo Tomin Bank Ltd. .........        123,429
     16,000   Tomato Bank Ltd. ..............         43,530
                                                ------------
                                                   4,874,629
                                                ------------
              Basic Minerals & Metals - 0.8%
     74,000   Araya Industrial Co., Ltd. ....        196,485
    118,000   Kurimoto Ltd. .................        368,474
    121,000   Mitsubishi Cable Industries
                Ltd. *.......................        149,327
    150,000   Nakayama Steel Works Ltd. .....        633,881
     13,000   Nichia Steel Works Ltd. .......         67,334
     69,000   Nittetsu Mining Co., Ltd. .....        287,070
     81,000   Ryobi Ltd. ....................        369,559
    193,000   Sanyo Special Steel Co.,
                Ltd. ........................        507,040
    106,000   Shinko Wire Co., Ltd. .........        183,340
     12,000   Showa Electric Wire & Cable
                Co., Ltd. ...................         16,604
      8,000   Sumitomo Pipe & Tube Co.,
                Ltd. ........................         36,799
     60,000   Toho Zinc Co., Ltd. ...........        176,702
      1,000   Tohoku Steel Co., Ltd. ........          8,321
     10,000   Tokyo Steel Manufacturing Co.,
                Ltd. ........................        145,849
    127,000   Toyo Kohan Co., Ltd. ..........        569,933
     24,000   Yamato Kogyo Co., Ltd. ........        292,595
    170,000   Yodogawa Steel Works Ltd. .....        998,129
                                                ------------
                                                   5,007,442
                                                ------------
              Beer, Liquor & Tobacco - 0.1%
    173,000   Mercian Corp. .................        443,175
    105,000   Oenon Holdings, Inc. ..........        329,843
                                                ------------
                                                     773,018
                                                ------------
              Chemicals & Rubber - 1.1%
    104,000   Asahi Denka Co., Ltd. .........      1,078,310
     24,000   Asahipen Corp. ................         47,794
      3,000   Atomix Co., Ltd. ..............         15,426
      3,000   Cemedine Co., Ltd. ............         12,201
     40,000   Kanto Denka Kogyo Co., Ltd. ...        149,589
    231,000   Kureha Chemical Industry Co.,
                Ltd. ........................      1,002,094
      2,000   Manac, Inc. ...................         11,200
     22,000   Nippon Fine Chemical Co.,
                Ltd. ........................        116,829
    147,000   Nippon Soda Co., Ltd. .........        474,149
    132,000   Nippon Synthetic Chemical
                Industry Co., Ltd. ..........        389,978
    110,000   Sakai Chemical Industry Co.,
                Ltd. ........................        509,069
     12,000   SEC Corp. .....................         38,145
     38,000   Sekisui Plastics Co., Ltd. ....        145,662
      1,000   Showa Tansan Co., Ltd. ........          3,599
      9,300   SOFT99 Corp. ..................        196,069
      1,000   Taoka Chemical Co., Ltd. ......          3,076
      4,000   Tigers Polymer Corp. ..........         26,739
     98,000   Toagosei Co., Ltd. ............        361,911
      5,000   Tohcello Co., Ltd. ............         29,824
    204,000   Tokai Carbon Co., Ltd. *.......        865,894
      7,000   Tokyo Printing Ink
                Manufacturing Co., Ltd. .....         24,607
    276,000   Toyo Tire & Rubber Co.,
                Ltd. ........................        926,365

  SHARES                                           VALUE
------------------------------------------------------------
              COMMON STOCK, JAPAN continued
              Chemicals & Rubber continued
     57,000   Tsutsunaka Plastic Industry
                Co., Ltd. ...................   $    300,028
     17,000   Unitika Ltd. *.................         19,867
                                                ------------
                                                   6,748,425
                                                ------------
              Construction & Homebuilding - 1.5%
     20,000   Asahi Kogyosha Co., Ltd. ......         74,794
     91,000   Asanuma Corp. .................        246,728
      1,400   C-Cube Corp. ..................          5,746
     10,000   Dai-Dan Co., Ltd. .............         74,701
     63,000   Daiho Corp. ...................        159,620
      9,000   Daiichi Kensetsu Corp. ........         76,991
    176,000   Fujita Corp. *.................        232,012
     58,000   Fukuda Corp. ..................        405,610
      9,000   Hibiya Engineering Ltd. .......         80,610
     28,000   Higashi Nihon House Co., Ltd.
                *............................         58,115
     27,000   Hitachi Plant Engineering &
                Construction Co., Ltd. ......        136,313
      8,400   Japan Foundation Engineering
                Co., Ltd. ...................         50,419
      8,000   Kaneshita Construction Co.,
                Ltd. ........................         64,473
      5,000   Kawada Construction Co.,
                Ltd. ........................         24,308
      3,000   Kitano Construction Corp. .....          7,152
      2,000   Koatsu Kogyo Co., Ltd. ........          7,984
      7,000   Kodensha Co., Ltd. ............         24,935
     95,000   Kyudenko Corp. ................        605,740
    130,000   Maeda Corp. ...................        747,476
    119,000   Maeda Road Construction Co.,
                Ltd. ........................        985,733
     43,000   Mitsui Home Co., Ltd. .........        239,202
     47,600   NEC System Integration &
                Construction Ltd. ...........        471,728
     52,000   Nippo Corp. ...................        376,776
      9,000   Nippon Densetsu Kogyo Co.,
                Ltd. ........................         53,852
      4,000   Nippon Dentsu Co., Ltd. .......         14,361
    109,000   Nippon Road Co., Ltd. .........        285,340
     13,000   Ohmoto Gumi Co., Ltd. .........        101,973
     17,000   Oki Wintech Co., Ltd. .........         93,456
      1,000   Oriental Construction Co.,
                Ltd. ........................          5,161
     11,300   Raito Kogyo Co., Ltd. .........         48,915
     22,000   Sanyo Engineering &
                Construction, Inc. ..........        139,865
      3,000   Seibu Electric Industry Co.,
                Ltd. ........................         16,857
      8,000   Sekisui House Ltd. ............         85,639
     17,100   Shinnihon Corp. ...............        119,905
      4,900   Sho-Bond Corp. *...............         48,102
     24,000   Taihei Dengyo Kaisha Ltd. .....        155,946
     48,000   Taikisha Ltd. .................        667,315
      4,000   Taisei Oncho Co., Ltd. ........         20,194
     77,000   Taisei Rotec Corp. ............        179,254
      4,000   Takasago Thermal Engineering
                Co., Ltd. ...................         28,796
     63,000   Takuma Co., Ltd. ..............        525,393
        600   Techno Ryowa Ltd. .............          4,140
    217,000   Tekken Corp. ..................        419,961
      2,000   Toko Electric Corp. ...........         10,097
     15,000   Tokyo Energy & Systems,
                Inc. ........................         86,668
     60,000   Toshiba Plant Systems &
                Services Corp. ..............        324,794

                         See the accompanying notes to the financial statements.


66  Laudus Funds Annual Report

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Small Capitalization Fund


  SHARES                                           VALUE
------------------------------------------------------------
              COMMON STOCK, JAPAN continued
              Construction & Homebuilding continued
     24,000   Totetsu Kogyo Co., Ltd. .......   $    109,275
      6,400   Tsuchiya Home Co., Ltd. .......         21,301
     11,000   Tsukishima Kikai Co., Ltd. ....         98,111
      1,900   Yokogawa Construction Co.,
                Ltd. ........................          8,615
     15,000   Yondenko Corp. ................         90,454
     50,000   Yurtec Corp. ..................        299,177
     59,000   Zenitaka Corp. ................        143,970
                                                ------------
                                                   9,364,053
                                                ------------
              Construction Materials - 0.5%
     12,000   Alinco, Inc. ..................         53,852
     66,000   Bunka Shutter Co., Ltd. .......        326,421
     57,000   DC Co., Ltd. ..................        193,446
     66,000   Ishizuka Glass Co., Ltd. ......        193,138
     10,000   Japan Steel Tower Co., Ltd. ...         50,673
      2,000   Kawagishi Bridge Works Co.,
                Ltd. ........................         10,284
     24,000   Komai Tekko, Inc. .............         89,304
      3,000   Kunimine Industries Co.,
                Ltd. ........................         12,341
      3,000   Mitani Sekisan Co., Ltd. ......         16,296
     14,000   Mitsubishi Plastics, Inc. .....         41,885
    160,000   Nihon Yamamura Glass Co.,
                Ltd. ........................        427,823
      4,000   Nippon Concrete Industries Co.,
                Ltd. ........................         13,874
      2,000   Nippon Hume Corp. .............          7,031
    264,000   Nitto Boseki Co., Ltd. ........        567,689
     21,000   Okabe Co., Ltd. ...............        135,275
      1,000   Sankyo Rikagaku Co., Ltd. .....          9,443
     24,000   Sekisui Jushi Corp. ...........        159,312
     59,000   Shinagawa Refractories Co.,
                Ltd. ........................        204,095
      1,000   Takada Kiko Co., Ltd. .........          6,713
      6,000   Takahashi Curtain Wall
                Corp. .......................         21,653
      5,000   Takigami Steel Construction
                Co., Ltd. ...................         41,604
     60,000   Yokogawa Bridge Corp. .........        449,327
      6,000   Yotai Refractories Co.,
                Ltd. ........................         21,036
                                                ------------
                                                   3,052,515
                                                ------------
              Consumer Durables - 0.2%
     14,000   Cleanup Corp. .................        143,848
     19,000   Sun Wave Corp. ................         75,496
     24,600   Tohoku Pioneer Corp. ..........        430,545
     43,000   Zojirushi Corp. ...............        304,731
                                                ------------
                                                     954,620
                                                ------------
              Drugs & Pharmaceuticals - 0.1%
      1,000   Fujirebio, Inc. ...............         15,754
      3,000   Kaken Pharmaceutical Co.,
                Ltd. ........................         20,755
     43,000   Nikken Chemicals Co., Ltd. ....        141,109
     35,000   Nippon Shinyaku Co., Ltd. .....        296,138
     15,000   Nissui Pharmaceutical Co.,
                Ltd. ........................        103,076
     10,000   Torii Pharmaceutical Co.,
                Ltd. ........................        232,330
                                                ------------
                                                     809,162
                                                ------------
              Electric Utilities - 0.1%
     16,905   Okinawa Electric Power Co.,
                Inc. *.......................        757,058
                                                ------------
              Financial Investments - 0.4%
      3,000   Daiwa Kosho Lease Co., Ltd. ...         16,464
     20,800   Nishio Rent All Co., Ltd. .....        286,836
     16,000   Ricoh Leasing Co., Ltd. .......        418,100

  SHARES                                           VALUE
------------------------------------------------------------
              COMMON STOCK, JAPAN continued
              Financial Investments continued
      3,000   Sankyo Frontier Co., Ltd. .....   $     22,859
     17,500   Sanyo Electric Credit Co.,
                Ltd. ........................        404,941
     17,000   Suntelephone Co., Ltd. ........        123,972
     74,000   Tokyo Leasing Co., Ltd. .......        893,176
     10,000   Wakita & Co., Ltd. ............        100,037
                                                ------------
                                                   2,266,385
                                                ------------
              Forest Products & Paper - 0.1%
        400   Comany, Inc. ..................          4,955
      7,000   Daio Paper Corp. ..............         62,435
     41,000   Mitsubishi Paper Mills Ltd.
                *............................         64,781
      2,000   Nankai Plywood Co., Ltd. ......         12,304
     93,000   Nice Corp. ....................        325,186
      2,000   Nihon Decoluxe Co., Ltd. ......         14,024
     78,000   Tomoku Co., Ltd. ..............        217,315
                                                ------------
                                                     701,000
                                                ------------
              Furniture & Household Items - 0.2%
     30,000   Itoki Crebio Corp. ............        155,946
      2,000   Koito Industries Ltd. .........         10,079
      2,100   Kuwayama Corp. ................         15,609
     71,000   Mizuno Corp. ..................        339,865
     30,500   Roland Corp. ..................        573,157
     16,600   Tachikawa Corp. ...............        113,295
      1,000   Tasaki Shinju Co., Ltd. .......          4,675
                                                ------------
                                                   1,212,626
                                                ------------
              Gas & Other Public Utilities - 0.0%
      3,000   Hiroshima Gas Co., Ltd. .......         10,518
     18,000   Keiyo Gas Co., Ltd. ...........         88,687
      9,000   Otaki Gas Co., Ltd. ...........         38,454
                                                ------------
                                                     137,659
                                                ------------
              Health Care & Hospital - 0.0%
        950   SRL, Inc. .....................         14,566
                                                ------------
              Information & Services - 0.2%
      7,000   Aichi Toyota Motor Co.,
                Ltd. ........................        127,618
      4,000   Asia Air Survey Co., Ltd. .....         22,737
      1,000   Chodai Co., Ltd. ..............          5,002
     21,600   CTI Engineering Co., Ltd. .....        177,307
          8   Eight Consultants Co., Ltd. ...         33,957
     14,800   Eikoh, Inc. ...................        138,369
      2,000   Gifu Hino Motor Co., Ltd. .....         20,999
      4,000   Ichishin Co., Ltd. ............         15,520
      7,000   Johnan Academic Preparatory
                Institute, Inc. .............         41,558
      3,000   Keiiyu Co., Ltd. ..............         40,361
      6,000   Kitamura Co., Ltd. ............         52,786
      4,800   Nihon Jumbo Co., Ltd. .........         42,633
      5,000   Original Engineering
                Consultants Co., Ltd. .......         24,308
      5,000   Subaru Enterprise Co., Ltd. ...         18,652
      2,600   Sumisho Auto Leasing Corp. ....        110,845
      1,500   Tanabe Management Consulting
                Co., Ltd. ...................         10,195
      3,000   Toyo TEC Co., Ltd. ............         24,682
      2,000   Toyota Corolla Gifu Co.,
                Ltd. ........................         33,096
      1,000   UP, Inc. ......................          6,965
     16,100   Wesco, Inc. ...................         67,134

See the accompanying notes to the financial statements.


                                                  Laudus Funds Annual Report  67

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Small Capitalization Fund


  SHARES                                           VALUE
------------------------------------------------------------
              COMMON STOCK, JAPAN continued
              Information & Services continued
      2,000   With us Corp. .................   $      7,386
     19,900   Yellow Hat Ltd. ...............        198,330
                                                ------------
                                                   1,220,440
                                                ------------
              Instruments - 0.5%
     13,000   Aichi Tokei Denki Co., Ltd. ...         44,241
     31,700   Espec Corp. ...................        336,679
     10,200   Fukuda Denshi Co., Ltd. .......        431,993
     16,000   Furuno Electric Co., Ltd. .....        152,132
      6,200   Goodman Co., Ltd. *............        130,133
     42,000   Hitachi Medical Corp. .........        592,147
     40,000   Horiba Ltd. ...................        742,333
     15,000   Kawasumi Laboratories, Inc. ...        110,649
     27,000   NEOMAX Co., Ltd. ..............        638,650
     10,000   Nippon Antenna Co., Ltd. ......         93,493
      5,000   Nippon Tungsten Co., Ltd. .....         14,304
      3,000   Nireco Corp. ..................         23,280
      1,000   Rion Co., Ltd. ................          5,142
                                                ------------
                                                   3,315,176
                                                ------------
              Insurance - 0.0%
     42,000   Nisshin Fire & Marine Insurance
                Co., Ltd. ...................        162,958
                                                ------------
              IT Hardware - 0.5%
      1,100   Aiphone Co., Ltd. .............         18,203
      4,800   Airtech Japan Ltd. ............         48,467
      7,200   Aoi Electronics Co., Ltd. .....        113,762
      1,000   Daishinku Corp. ...............          4,011
      3,000   Diamond Electric Manufacturing
                Co., Ltd. ...................         14,080
      2,100   Fuji Electric Industry Co.,
                Ltd. ........................         19,653
     20,700   Fujitsu Frontech Ltd. .........        258,944
        800   Hosiden Corp. .................          8,975
        200   Internix, Inc. ................          1,849
    177,000   Japan Radio Co., Ltd. *........        652,001
      3,000   Komatsu Electronic Metals Co.,
                Ltd. ........................         29,310
      6,800   Kuramoto Seisakusho Co., Ltd.
                *............................         55,946
    115,000   Makino Milling Machine Co.,
                Ltd. ........................        650,477
      8,000   Matsuo Electric Co., Ltd. .....         18,399
      8,300   Micronics Japan Co., Ltd. .....        107,087
      6,100   Mimasu Semiconductor Industry
                Co., Ltd. ...................         92,333
      7,000   Nihon Dengi Co., Ltd. .........         48,691
      5,000   Nippon Kodoshi Corp. ..........         42,726
        800   S.E.S. Co., Ltd. ..............          4,435
     26,000   Shin-Etsu Polymer Co., Ltd. ...        193,493
      8,700   Shinkawa Ltd. .................        184,639
    100,000   Toko, Inc. ....................        287,958
        500   Tokyo Cathode Laboratory Co.,
                Ltd. ........................          8,695
      3,000   Y.A.C. Co., Ltd. *.............         21,288
     29,600   Yamaichi Electronics Co.,
                Ltd. ........................        361,975
     13,200   Yamatake Corp. ................        161,668
                                                ------------
                                                   3,409,065
                                                ------------
              Land & Water Transportation - 0.4%
      3,000   Chuo Warehouse Co., Ltd. ......         35,368
      2,000   Daiwa Logistics Co., Ltd. .....         16,829

  SHARES                                           VALUE
------------------------------------------------------------
              COMMON STOCK, JAPAN continued
              Land & Water Transportation continued
      8,000   Isewan Terminal Service Co.,
                Ltd. ........................   $     45,625
      6,000   Japan Oil Transportation Co.,
                Ltd. ........................         19,353
      8,400   K.R.S. Corp. ..................        133,508
      3,000   Kanda Corp. ...................         13,042
      3,000   Kawanishi Warehouse Co.,
                Ltd. ........................         23,336
     51,000   Kawasaki Kinkai Kisen Kaisha
                Ltd. ........................        226,963
     54,000   Maruzen Showa Unyu Co.,
                Ltd. ........................        195,886
      8,000   Meiko Trans Co., Ltd. .........         71,803
    108,000   Nissin Corp. ..................        364,510
     99,000   Senko Co., Ltd. ...............        387,818
     52,000   Sumitomo Warehouse Co., Ltd. ..        313,575
      5,000   Tokyo Kisen Co., Ltd. .........         31,320
      8,100   Yusen Air & Sea Service Co.,
                Ltd. ........................        357,442
                                                ------------
                                                   2,236,378
                                                ------------
              Mainframe & Minicomputers - 0.0%
     12,700   Japan Digital Laboratory Co.,
                Ltd. ........................        146,639
                                                ------------
              Metal Products & Machinery - 1.5%
     24,000   Aida Engineering Ltd. .........        140,688
     30,000   Amada Co., Ltd. ...............        185,116
     25,000   Asahi Diamond Industrial Co.,
                Ltd. ........................        151,458
     20,000   CKD Corp. .....................        137,248
     29,600   Corona Corp. ..................        476,268
    130,000   Daifuku Co., Ltd. .............        963,819
      9,400   Dainichi Co., Ltd. ............         64,155
        200   DMW Corp. .....................          9,349
      1,400   Freund Corp. ..................         10,497
      3,000   Fuji Seiko Ltd. ...............         14,585
    123,000   Fujitec Co., Ltd. .............        642,829
    103,000   Hokkai Can Co., Ltd. ..........        323,560
      5,000   Hokuetsu Industries Co.,
                Ltd. ........................         10,985
      3,000   Hosokawa Micron Corp. *........         28,244
     13,000   Ishikawajima Transport
                Machinery Co., Ltd. .........         40,716
    145,000   Japan Steel Works Ltd. ........        311,799
     38,000   Kato Works Co., Ltd. ..........        116,530
     62,000   Kioritz Corp. *................        180,273
      5,000   Koken Ltd. ....................         39,080
     19,500   Maezawa Industries, Inc. ......        114,856
     17,000   Max Co., Ltd. .................        196,606
    151,000   Meidensha Corp. ...............        402,347
    114,500   Mori Seiki Co., Ltd. ..........      1,215,011
      2,000   Nakano Refrigerators Co.,
                Ltd. ........................         19,260
      3,000   Nihon Kaiheiki Industry Co.,
                Ltd. ........................         23,364
     39,000   Nippon Sharyo Ltd. ............        106,105
    107,000   Nippon Thompson Co., Ltd. .....        738,276
      9,000   Nissei Plastic Industrial Co.,
                Ltd. ........................         73,542
     10,000   Nissin Electric Co., Ltd. .....         32,255
     18,900   Nitto Kogyo Corp. .............        201,263
      5,000   Okuma Corp. ...................         25,757
     43,000   Organo Corp. ..................        205,834
      5,100   Piolax, Inc. ..................        113,720
      2,000   Sanso Electric Co., Ltd. ......         17,240
     86,000   Sanyo Denki Co., Ltd. .........        456,694
    133,000   Shinmaywa Industries Ltd. .....        616,754
     51,000   Sinko Kogyo Co., Ltd. .........        145,428

                         See the accompanying notes to the financial statements.


68  Laudus Funds Annual Report

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Small Capitalization Fund


  SHARES                                           VALUE
------------------------------------------------------------
              COMMON STOCK, JAPAN continued
              Metal Products & Machinery continued
     41,000   Sintokogio Ltd. ...............   $    298,224
     80,000   Takaoka Electric Manufacturing
                Co., Ltd. ...................        169,035
        200   Thk Co., Ltd. .................          4,048
      2,000   Toami Corp. ...................         37,191
      6,000   Toso Co., Ltd. ................         17,895
     19,000   Toyo Engineering Works Ltd. ...         39,968
     35,000   Toyoda Machine Works Ltd. .....        350,785
        400   Zuiko Corp. ...................          3,740
                                                ------------
                                                   9,472,397
                                                ------------
              Miscellaneous Finance - 0.0%
      4,300   Daiko Clearing Services
                Corp. .......................         35,177
     24,000   Marusan Securities Co.,
                Ltd. ........................        174,794
                                                ------------
                                                     209,971
                                                ------------
              Oil & Coal Resources - 0.1%
     70,000   Kanto Natural Gas Development
                Co., Ltd. ...................        468,586
                                                ------------
              Oil Distribution - 0.3%
     93,100   Itochu Enex Co., Ltd. .........        665,871
    102,000   Iwatani International Corp. ...        276,552
     44,000   Kamei Corp. ...................        473,074
     41,000   San-Ai Oil Co., Ltd. ..........        192,810
     10,000   Sinanen Co., Ltd. .............         54,039
    159,000   Toa Oil Co., Ltd. .............        298,794
     33,000   Uehara Sei Shoji Co., Ltd. ....        200,542
                                                ------------
                                                   2,161,682
                                                ------------
              Photooptical, Micros & Office Machinery - 0.2%
     18,000   Amano Corp. ...................        202,113
     15,000   Fujicopian Co., Ltd. ..........         36,462
     25,000   King Jim Co., Ltd. ............        163,145
      5,000   Ricoh Elemex Corp. ............         34,826
     12,600   Riso Kagaku Corp. .............        501,833
     46,000   Star Micronics Co., Ltd. ......        423,616
                                                ------------
                                                   1,361,995
                                                ------------
              Publishing, Broadcasting & Cinema - 0.2%
        490   Asahi Broadcasting Corp. ......         47,873
      1,000   Broadcasting System of Niigata,
                Inc. (BSN)...................          8,601
      1,900   Chubu-Nippon Broadcasting Co.,
                Ltd. ........................         26,113
     30,000   Gakken Co., Ltd. ..............         82,741
      1,000   Hiraga Co., Ltd. ..............          7,760
      8,000   RKB Mainichi Broadcasting
                Corp. .......................         76,290
      2,000   Sanko Sangyo Co., Ltd. ........         17,913
    139,000   Toei Co., Ltd. ................        827,814
      4,100   Tokyo Lithmatic Corp. .........         56,770
                                                ------------
                                                   1,151,875
                                                ------------
              Real Estate Development - 0.2%
      4,000   Aoki Marine Co., Ltd. .........         13,388
     14,000   Cowboy Co., Ltd. ..............         47,120
      7,000   Hosoda Corp. ..................         35,013
    112,000   HUNET, Inc. ...................        184,293
     14,000   Joint Corp. ...................        350,786
      4,000   Kowa Spinning Co., Ltd. .......         23,934
      4,700   Kyoritsu Maintenance Co.,
                Ltd. ........................        100,187

  SHARES                                           VALUE
------------------------------------------------------------
              COMMON STOCK, JAPAN continued
              Real Estate Development continued
     28,700   Nisshin Fudosan Co., Ltd. .....   $    340,772
     23,000   Recruit Cosmos Co., Ltd. ......         81,713
     17,000   Sankei Building Co., Ltd. .....        117,614
     66,500   Towa Real Estate Development
                Co., Ltd. *..................        236,257
                                                ------------
                                                   1,531,077
                                                ------------
              Real Estate Investment Trusts - 0.0%
         65   Pacific Management Corp. *.....        215,127
                                                ------------
              Restaurants, Hotels & Theaters - 1.1%
        700   ABILIT Corp. ..................         21,793
      1,650   Aeon Fantasy Co., Ltd. ........         40,263
     72,900   Capcom Co., Ltd. ..............        713,597
     44,250   Colowide Co., Ltd. ............        347,513
     23,100   Daisyo Corp. ..................        287,238
     17,400   Denny's Japan Co., Ltd. .......        327,795
     23,800   Doutor Coffee Co., Ltd. .......        442,801
      6,000   Friendly Corp. ................         28,553
     20,000   Gourmet Kineya Co., Ltd. ......        177,450
      5,000   Green House Co., Ltd. .........        109,854
     36,500   H.I.S. Co., Ltd. *.............        837,766
     10,500   Horipro, Inc. .................        107,003
     82,000   Kinki Nippon Tourist Co.,
                Ltd. ........................        242,259
        500   Marche Corp. ..................          5,095
      6,600   Matsuya Foods Co., Ltd. .......        141,922
      9,000   MOS Food Services, Inc. .......        132,947
     54,000   Royal Co., Ltd. ...............        661,369
        255   Shidax Corp. ..................        206,222
        460   Taito Corp. ...................        589,192
     33,800   Tecmo Ltd. ....................        327,066
    169,000   Tokyo Dome Corp. ..............      1,019,120
                                                ------------
                                                   6,766,818
                                                ------------
              Retail - 0.8%
     50,400   Aoki International Co.,
                Ltd. ........................        667,695
     12,700   Aucnet, Inc. ..................        263,594
      6,000   Blue Grass Co., Ltd. ..........         61,144
      9,200   Charle Co., Ltd. ..............         70,101
     25,300   Chiyoda Co., Ltd. .............        418,907
     12,000   Daiwa Co., Ltd. ...............         29,394
          3   Digital Garage, Inc. *.........         10,546
     10,000   Hanshin Department Store
                Ltd. ........................         65,445
     10,600   Haruyama Trading Co., Ltd. ....        163,519
      3,000   Hasegawa Co., Ltd. ............          9,677
        210   Impress Holdings, Inc. *.......        237,565
     67,000   Izumiya Co., Ltd. .............        482,330
      4,400   Jeans Mate Corp. ..............         53,355
     16,400   Konaka Co., Ltd. ..............        217,573
    163,000   Matsuzakaya Co., Ltd. .........        917,407
      1,600   Ministop Co., Ltd. ............         27,749
      2,000   Nagano Tokyu Department Store
                Co., Ltd. ...................          5,797
     62,000   Parco Co., Ltd. ...............        417,932
     10,000   Poplar Co., Ltd. ..............        132,760
        100   Right On Co., Ltd. ............          3,805
        300   RIO Chain Co., Ltd. ...........          3,001
      9,000   Senshukai Co., Ltd. ...........         78,254
      8,500   Simree Co., Ltd. ..............         38,225
      3,200   Three F Co., Ltd. .............         27,973

See the accompanying notes to the financial statements.


                                                  Laudus Funds Annual Report  69

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Small Capitalization Fund


  SHARES                                           VALUE
------------------------------------------------------------
              COMMON STOCK, JAPAN continued
              Retail continued
      2,000   Tokyo Derica Co., Ltd. ........   $     14,024
     77,000   Tokyu Store Chain Co., Ltd. ...        380,105
        800   U Store Co., Ltd. .............          7,188
      1,100   Xebio Co., Ltd. ...............         30,030
                                                ------------
                                                   4,835,095
                                                ------------
              Soaps & Cosmetics - 0.1%
         85   Aderans Co., Ltd. .............          1,808
        195   Dr. Ci:Labo Co., Ltd. .........        419,315
     62,000   Sunstar, Inc. .................        241,717
                                                ------------
                                                     662,840
                                                ------------
              Software - 0.3%
      2,000   Asahi Intelligence Service Co.,
                Ltd. ........................         20,942
      3,000   Creo Co., Ltd. ................         18,512
     22,900   Fujitsu Business Systems
                Ltd. ........................        325,644
        300   INES Corp. ....................          2,967
      1,400   Information Development Co.,
                Ltd. ........................          7,893
      8,000   Intec, Inc. ...................         77,711
      5,000   Japan Process Development Co.,
                Ltd. ........................         48,616
      6,700   Saison Information Systems Co.,
                Ltd. ........................        111,813
        200   Sumisho Electronics Co.,
                Ltd. ........................          2,309
     33,400   TKC Corp. .....................        562,080
     23,000   Tsuzuki Denki Co., Ltd. .......         92,464
     78,000   Uchida Yoko Co., Ltd. *........        379,208
     14,600   Zuken, Inc. *..................        143,052
                                                ------------
                                                   1,793,211
                                                ------------
              Textiles & Apparel - 0.4%
     62,000   Atsugi Co., Ltd. ..............         87,528
    207,000   Daiwabo Co., Ltd. .............        336,743
      2,000   Fuji Corp. ....................         17,390
      5,000   Fujix Ltd. ....................         33,470
     17,000   Ichikawa Co., Ltd. ............         73,111
     11,000   Japan Wool Textile Co.,
                Ltd. ........................         77,646
     10,000   Jichodo Co., Ltd. .............         76,851
      5,000   King Co., Ltd. ................         17,203
    334,000   Kurabo Industries Ltd. ........        877,469
     53,000   Lapine Co., Ltd. ..............        107,526
      5,000   Morishita Co., Ltd. ...........         50,486
      7,000   Nippon Felt Co., Ltd. .........         39,594
     84,000   Seiren Co., Ltd. ..............        704,450
     17,000   Tokyo Soir Co., Ltd. ..........         67,549
      4,000   Yagi Corp. ....................         21,503
                                                ------------
                                                   2,588,519
                                                ------------
              Wholesale - 0.8%
     47,000   Best Denki Co., Ltd. ..........        191,146
     14,500   Daiwabo Information System Co.,
                Ltd. ........................        205,516
     11,000   Denkyosha Co., Ltd. ...........        103,871
     14,500   Furusato Industries Ltd. ......        152,510
      1,000   Inaba Denki Sangyo Co.,
                Ltd. ........................         29,450
     15,000   Inabata & Co., Ltd. ...........        128,179
     60,000   Joshin Denki Co., Ltd. ........        241,212
     24,000   Kanaden Corp. .................        149,663

  SHARES                                           VALUE
------------------------------------------------------------
              COMMON STOCK, JAPAN continued
              Wholesale continued
      1,600   Kato Sangyo Co., Ltd. .........   $     23,246
    110,000   Laox Co., Ltd. ................        340,407
     17,800   Marubun Corp. .................        162,091
     18,000   Mitani Corp. ..................        135,135
     14,000   Nagahori Corp. ................         48,168
     21,000   Nissho Electronics Corp. ......        159,620
     15,100   Onoken Co., Ltd. ..............        235,761
     24,400   Paltac Corp. ..................        407,654
      8,600   Ryosan Co., Ltd. ..............        225,935
     10,800   Ryoyo Electro Corp. ...........        157,012
     19,000   Sanshin Electronics Co.,
                Ltd. ........................        163,070
     21,200   Satori Electric Co., Ltd. *....        304,244
     27,000   Sekido Co., Ltd. ..............         52,253
      2,000   Shinden Co., Ltd. .............          8,676
     21,000   Shinko Shoji Co., Ltd. ........        191,230
      1,000   Soda Nikka Co., Ltd. ..........          3,394
     11,100   Sofmap Co., Ltd. *.............         51,889
      5,000   Somar Corp. ...................         18,605
     15,000   Takachiho Electric Co.,
                Ltd. ........................        178,104
      1,400   Takachiho Koheki Co., Ltd. ....         13,874
     28,000   Takihyo Co., Ltd. .............        158,901
      5,000   Tokiwa Yakuhin Co., Ltd. ......         22,205
      7,000   Totech Corp. ..................         40,576
     10,000   Trusco Nakayama Corp. .........        177,637
      2,500   Tsuzuki Densan Co., Ltd. ......         15,146
      3,000   Yagi & Co., Ltd. ..............         37,865
      3,000   Yokohama Maruuo Co., Ltd. .....         19,690
     56,000   Yuasa Funashoku Co., Ltd. .....        143,979
                                                ------------
                                                   4,697,914
                                                ------------
                                                  92,959,319
                                                ------------
              MALAYSIA - 0.0%
              Real Estate Development - 0.0%
     24,000   Rekapacific Berhad * (a).......              0
                                                ------------
              NETHERLANDS - 1.1%
              Basic Minerals & Metals - 0.2%
     32,565   Mittal Steel Co., NV *.........      1,038,606
                                                ------------
              Furniture & Household Items - 0.2%
    131,494   Samas Groep NV *...............      1,110,822
                                                ------------
              Information & Services - 0.2%
     22,464   Koninklijke BAM Groep NV.......      1,328,384
                                                ------------
              Land & Water Transportation - 0.1%
     16,571   Koninklijke Frans Maas Groep NV
                *............................        608,404
                                                ------------
              Metal Products & Machinery - 0.2%
     35,997   Koninklijke Nedschroef Holding
                NV *.........................      1,132,158
                                                ------------
              Wholesale - 0.2%
     51,500   Univar NV......................      1,705,423
                                                ------------
                                                   6,923,797
                                                ------------
              NEW ZEALAND - 0.6%
              Agriculture, Food & Beverage - 0.1%
    101,057   Sanford Ltd. ..................        317,014
                                                ------------

                         See the accompanying notes to the financial statements.


70  Laudus Funds Annual Report

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Small Capitalization Fund


  SHARES                                           VALUE
------------------------------------------------------------
              COMMON STOCK, NEW ZEALAND continued
              Airlines - 0.2%
    571,863   Air New Zealand Ltd. *.........   $    615,643
                                                ------------
              Banks & Credit Institutions - 0.0%
    137,503   Fisher & Paykel Appliances
                Holdings Ltd. ...............        291,158
                                                ------------
              Biotechnology - 0.0%
     14,716   Rubicon Ltd. *.................         10,492
                                                ------------
              Chemicals & Rubber - 0.0%
     74,683   Nuplex Industries Ltd. ........        264,629
                                                ------------
              Construction Materials - 0.3%
    296,852   Fletcher Building Ltd. ........      1,405,297
                                                ------------
              Electric Utilities - 0.0%
     14,328   TrustPower Ltd. ...............         53,119
                                                ------------
              Financial Investments - 0.0%
      3,020   Hellaby Holdings Ltd. *........         13,586
                                                ------------
              Forest Products & Paper - 0.0%
     26,211   Tenon Ltd. *...................         78,299
                                                ------------
              Health Care & Hospital - 0.0%
     18,147   Metlifecare Ltd. ..............         50,458
                                                ------------
              Land & Water Transportation - 0.0%
     15,801   Mainfreight Ltd. ..............         29,853
     34,075   Toll NZ Ltd. *.................         74,097
     17,143   Tourism Holdings Ltd. *........         21,633
                                                ------------
                                                     125,583
                                                ------------
              Miscellaneous Finance - 0.0%
    162,279   Tower Ltd. *...................        204,784
                                                ------------
              Publishing, Broadcasting & Cinema - 0.0%
      8,491   Independent Newspapers Ltd. ...         36,322
                                                ------------
              Retail - 0.0%
      4,064   Hallenstein Glasson Holdings
                Ltd. *.......................         11,474
     91,003   Warehouse Group Ltd. ..........        257,576
                                                ------------
                                                     269,050
                                                ------------
                                                   3,735,434
                                                ------------
              NORWAY - 1.1%
              Financial Investments - 0.2%
    117,000   Kvaerner ASA *.................      1,398,945
                                                ------------
              Land & Water Transportation - 0.2%
     29,400   Stolt-Nielsen SA *.............      1,056,918
                                                ------------
              Oil Drilling & Services - 0.7%
    236,000   Fred Olsen Energy ASA *........      4,466,299
                                                ------------
                                                   6,922,162
                                                ------------
              PORTUGAL - 0.1%
              Forest Products & Paper - 0.1%
    446,874   Corticeira Amorim, S.G.P.S., SA
                *............................        679,511
                                                ------------
              SINGAPORE - 1.9%
              Agriculture, Food & Beverage - 0.1%
  1,815,000   Asia Food & Properties Ltd.
                *............................        533,727
  1,193,000   Golden Agri-Resources Ltd. *...        354,435
                                                ------------
                                                     888,162
                                                ------------

  SHARES                                           VALUE
------------------------------------------------------------
              COMMON STOCK, SINGAPORE continued
              Airlines - 0.1%
    668,000   Singapore Airport Terminal
                Services Ltd. ...............   $    850,543
                                                ------------
              Autos - 0.0%
    242,000   Hong Leong Asia Ltd. *.........        152,598
                                                ------------
              Banks & Credit Institutions - 0.1%
    250,000   Hong Leong Finance Ltd. .......        530,528
                                                ------------
              Commercial Aircraft & Components - 0.1%
    548,000   SIA Engineering Co. ...........        774,171
                                                ------------
              Financial Investments - 0.1%
    109,000   Metro Holdings Ltd. ...........         32,053
    111,750   Overseas Union Enterprise
                Ltd. ........................        552,212
                                                ------------
                                                     584,265
                                                ------------
              Health Care & Hospital - 0.0%
    115,000   Raffles Medical Group Ltd. *...         35,909
                                                ------------
              Information & Services - 0.0%
     25,000   United Engineers Ltd. .........         26,678
                                                ------------
              IT Hardware - 0.1%
    179,000   GP Industries Ltd. ............        126,981
    171,160   WBL Corp., Ltd. ...............        348,692
                                                ------------
                                                     475,673
                                                ------------
              Land & Water Transportation - 0.1%
     69,000   Neptune Orient Lines Ltd. .....        153,956
    172,000   Samudera Shipping Line Ltd. ...         53,186
    168,000   SBS Transit Ltd. *.............        234,282
    314,000   Singapore Shipping Corp., Ltd.
                *............................         79,961
                                                ------------
                                                     521,385
                                                ------------
              Miscellaneous Finance - 0.0%
     47,000   UOB-Kay Hian Holdings Ltd. *...         29,637
                                                ------------
              Oil Distribution - 0.1%
    294,000   Singapore Petroleum Co.,
                Ltd. ........................        730,856
                                                ------------
              Photooptical, Micros & Office Machinery - 0.1%
    208,000   Brilliant Manufacturing Ltd....         61,165
     32,300   Creative Technology Ltd. ......        311,387
                                                ------------
                                                     372,552
                                                ------------
              Real Estate Development - 0.9%
  1,255,550   Ascott Group Ltd. .............        411,082
    940,000   CapitaLand Ltd. ...............      1,339,356
      7,000   Fraser and Neave Ltd. .........         64,512
    204,000   Jardine Cycle & Carriage
                Ltd. ........................      1,447,158
    359,000   Keppel Land Ltd. ..............        500,637
    109,000   Singapore Land Ltd. ...........        353,574
    594,000   United Industrial Corp.,
                Ltd. ........................        381,762
    133,000   Wheelock Properties (S)
                Ltd. ........................        202,407
                                                ------------
                                                   4,700,488
                                                ------------
              Restaurants, Hotels & Theaters - 0.1%
     25,000   Bonvests Holdings Ltd. *.......          8,867
    331,000   Hotel Properties Ltd. .........        301,037
  1,286,000   Raffles Holdings Ltd. .........        506,821
    348,000   Stamford Land Corp., Ltd. .....         50,640
                                                ------------
                                                     867,365
                                                ------------

See the accompanying notes to the financial statements.


                                                  Laudus Funds Annual Report  71

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Small Capitalization Fund


  SHARES                                           VALUE
------------------------------------------------------------
              COMMON STOCK, SINGAPORE continued
              Retail - 0.0%
     26,000   Robinson & Co., Ltd. ..........   $     96,950
      5,000   Wearnes International (1994)
                Ltd. ........................          3,547
                                                ------------
                                                     100,497
                                                ------------
                                                  11,641,307
                                                ------------
              SPAIN - 5.5%
              Basic Minerals & Metals - 0.1%
     54,391   Cie Automotive SA..............        904,820
                                                ------------
              Chemicals & Rubber - 0.1%
    245,000   La Seda de Barcelona SA, Class
                B *..........................        754,640
                                                ------------
              Construction & Homebuilding - 1.2%
    381,000   Abengoa SA.....................      4,189,098
    128,961   Obrascon Huarte Lain SA........      1,479,941
    361,610   Uralita SA *...................      1,983,253
                                                ------------
                                                   7,652,292
                                                ------------
              Forest Products & Paper - 0.1%
        653   Grupo Empresarial Ence SA......         19,782
    144,278   Papeles y Cartones de Europa
                SA...........................        781,919
                                                ------------
                                                     801,701
                                                ------------
              Information & Services - 0.3%
     65,600   Dinamia Capital Privado.
                Sociedad de Capital Riesgo
                SA...........................      1,332,564
     76,000   Funespana SA...................        760,553
                                                ------------
                                                   2,093,117
                                                ------------
              Instruments - 0.1%
     46,594   Indo Internacional SA..........        369,996
                                                ------------
              Metal Products & Machinery - 0.0%
        538   Sociedad Espanola del
                Acumulador Tudor SA *........          5,279
                                                ------------
              Real Estate Development - 2.1%
    107,200   Corporacion Financiera Alba
                SA...........................      4,359,388
     92,400   Inmobiliaria Colonial..........      4,506,877
    232,000   Inmobiliaria Urbis SA..........      3,497,609
     18,143   TESTA, Inmuebles en Renta SA...        410,283
                                                ------------
                                                  12,774,157
                                                ------------
              Restaurants, Hotels & Theaters - 1.3%
     95,000   NH Hoteles SA..................      1,224,787
    329,000   Sol Melia SA...................      3,916,667
  1,197,000   TelePizza SA...................      2,613,537
                                                ------------
                                                   7,754,991
                                                ------------
              Wholesale - 0.2%
     52,138   Pescanova SA...................      1,233,250
                                                ------------
                                                  34,344,243
                                                ------------
              SWEDEN - 3.5%
              Basic Minerals & Metals - 0.4%
    510,000   Boliden AB *...................      2,353,334
                                                ------------
              Commercial Aircraft & Components - 0.6%
    213,000   Saab AB........................      3,492,944
                                                ------------

  SHARES                                           VALUE
------------------------------------------------------------
              COMMON STOCK, SWEDEN continued
              Financial Investments - 0.5%
    840,000   Bure Equity AB *...............   $    251,647
    116,000   Ratos AB, Class B..............      3,005,736
      1,952   Vostok Nafta Investment Ltd.
                *............................         36,029
                                                ------------
                                                   3,293,412
                                                ------------
              Furniture & Household Items - 0.1%
     84,975   Midway Holding AB, Class B *...        415,030
                                                ------------
              Health Care & Hospital - 0.7%
    360,000   Gambro AB, Class A.............      4,932,416
                                                ------------
              Information & Services - 0.2%
     73,550   Studsvik AB *..................        963,339
                                                ------------
              Metal Products & Machinery - 0.2%
     45,800   SSAB Svenskt Stal AB, Class
                B............................      1,098,961
                                                ------------
              Miscellaneous Finance - 0.1%
     55,956   Luxonen SA *...................        595,851
                                                ------------
              Real Estate Development - 0.1%
     32,200   Wihlborgs Fastigheter AB *.....        747,487
                                                ------------
              Software - 0.2%
    658,000   Intentia International AB,
                Class B *....................      1,522,802
                                                ------------
              Wholesale - 0.4%
    113,400   Axfood AB......................      2,777,360
                                                ------------
                                                  22,192,936
                                                ------------
              SWITZERLAND - 7.1%
              Agriculture, Food & Beverage - 0.3%
      1,186   Barry Callebaut AG *...........        283,838
      1,335   Bell Holding AG *..............      1,284,709
                                                ------------
                                                   1,568,547
                                                ------------
              Banks & Credit Institutions - 0.2%
        698   Graubuendner Kantonalbank......        491,921
      1,865   St. Galler Kantonalbank........        490,542
                                                ------------
                                                     982,463
                                                ------------
              Basic Minerals & Metals - 0.1%
     19,067   Swiss Steel AG.................        470,316
                                                ------------
              Communications Utilities - 0.1%
      8,000   Ascom Holding AG *.............        135,582
    125,000   Mobilezone Holding AG *........        570,518
                                                ------------
                                                     706,100
                                                ------------
              Construction & Homebuilding - 0.1%
      1,290   Zschokke Holding SA *..........        722,439
                                                ------------
              Construction Materials - 0.0%
        433   Vetropack Holding AG...........        309,519
                                                ------------
              Electric Utilities - 0.2%
      1,103   Compagnie vaudoise
                d'electricite CVE), Class
                B............................      1,110,496
                                                ------------
              Financial Investments - 0.1%
      3,000   Private Equity Holding AG *....         87,591
      2,599   Sustainable Performance Group
                *............................        674,881
                                                ------------
                                                     762,472
                                                ------------
              Furniture & Household Items - 0.1%
      8,200   Quadrant AG *..................        868,915
                                                ------------

                         See the accompanying notes to the financial statements.


72  Laudus Funds Annual Report

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Small Capitalization Fund


  SHARES                                           VALUE
------------------------------------------------------------
              COMMON STOCK, SWITZERLAND continued
              Instruments - 0.4%
      4,439   Harwanne Compagnie de
                participations industielles
                et financieres SA............   $    896,440
      5,680   Leica Geosystems AG *..........      1,596,443
                                                ------------
                                                   2,492,883
                                                ------------
              Insurance - 2.2%
     86,400   Baloise Holding AG, Class R....      4,168,135
     19,000   Helvetia Patria Holding........      2,947,479
     29,700   Swiss Life Holding *...........      4,480,292
      1,283   Waadt Versicherungen Holding...      2,684,623
                                                ------------
                                                  14,280,529
                                                ------------
              Land & Water Transportation - 0.2%
     29,771   Jungfraubahn Holding AG........      1,111,511
                                                ------------
              Metal Products & Machinery - 1.7%
        304   AFG Arbonia-Forster Holding
                AG...........................         84,168
        880   Bucher Industries AG...........        299,018
        204   Conzzeta Holding AG............        248,175
      2,048   Feintool International Holding
                AG...........................        475,530
      1,830   Gurit-Heberlein AG.............      1,370,312
      2,117   Industrieholding Cham AG.......        539,507
     50,100   Saurer AG *....................      3,299,649
      5,040   SIG Holding AG.................      1,082,507
      5,080   Sulzer AG......................      2,194,983
      8,620   Unaxis Holding AG..............      1,215,001
                                                ------------
                                                  10,808,850
                                                ------------
              Real Estate Development - 0.6%
     37,600   PSP Swiss Property AG *........      1,577,314
     14,821   Unique Zurich Airport *........      1,989,562
                                                ------------
                                                   3,566,876
                                                ------------
              Restaurants, Hotels & Theaters - 0.2%
      4,860   Moevenpick Holding AG *........      1,398,590
                                                ------------
              Retail - 0.2%
     16,699   Charles Voegele Holding AG.....      1,001,744
                                                ------------
              Wholesale - 0.4%
      1,292   Also Holding...................        455,273
        574   Daetwyler Holding AG...........      1,458,718
        588   Eichhof Holding AG.............        661,062
        150   Metraux Services Holding SA....         19,079
                                                ------------
                                                   2,594,132
                                                ------------
                                                  44,756,382
                                                ------------
              UNITED KINGDOM - 11.5%
              Agriculture, Food & Beverage - 0.0%
     36,000   Uniq plc.......................        101,359
                                                ------------
              Basic Minerals & Metals - 0.9%
    580,802   Avocet Mining plc *............        943,840
     20,000   Bodycote International plc.....         65,380
  4,220,000   Corus Group plc *..............      4,306,042
     10,000   Hill & Smith Holdings plc *....         30,706
                                                ------------
                                                   5,345,968
                                                ------------
              Construction & Homebuilding - 2.2%
    285,600   Barratt Developments plc.......      3,559,138
    192,500   Bellway plc....................      3,200,997
     48,000   Ben Bailey plc *...............        421,761
    245,310   George Wimpey plc..............      2,039,576

  SHARES                                           VALUE
------------------------------------------------------------
              COMMON STOCK, UNITED KINGDOM continued
              Construction & Homebuilding continued
     20,800   McCarthy & Stone plc...........   $    259,406
    167,000   Mowlem plc.....................        634,285
    131,819   Taylor Woodrow plc.............        762,204
    141,409   Wilson Bowden plc..............      3,107,626
                                                ------------
                                                  13,984,993
                                                ------------
              Construction Materials - 0.1%
    175,000   Pilkington plc.................        391,858
                                                ------------
              Financial Investments - 0.1%
     78,352   Hitachi Capital UK plc.........        344,967
     64,030   Vp plc.........................        222,625
                                                ------------
                                                     567,592
                                                ------------
              Gas & Other Public Utilities - 0.0%
     17,437   Shanks Group plc...............         46,623
                                                ------------
              Information & Services - 1.6%
    150,214   Autologic Holdings plc.........        737,999
    156,000   Benfield Group plc.............        749,476
     38,529   Capital & Regional plc.........        505,993
     24,513   Davis Service Group plc........        202,418
  1,053,000   First Choice Holidays plc......      3,437,307
     14,719   Incepta Group plc..............         16,563
    138,000   Interior Services Group plc....        501,975
    196,000   RAC plc........................      3,436,971
    408,512   Sygen International plc........        278,203
                                                ------------
                                                   9,866,905
                                                ------------
              Instruments - 0.4%
    321,000   Senior plc.....................        266,888
    508,000   Whatman plc *..................      2,351,808
                                                ------------
                                                   2,618,696
                                                ------------
              Insurance - 0.2%
    171,000   Friends Provident plc..........        572,736
    133,000   Royal & Sun Alliance Insurance
                Group plc....................        197,285
    581,344   SVB Holdings plc...............        274,628
                                                ------------
                                                   1,044,649
                                                ------------
              Land & Water Transportation - 0.1%
     80,000   Arriva plc.....................        793,636
                                                ------------
              Metal Products & Machinery - 0.7%
    275,614   Alumasc Group plc..............        885,365
    362,472   Charter plc *..................      1,849,312
    600,000   Fenner plc.....................      1,598,609
                                                ------------
                                                   4,333,286
                                                ------------
              Oil & Coal Resources - 0.4%
    131,000   Dana Petroleum plc *...........      1,352,799
    198,629   Paladin Resources plc..........        685,918
    152,000   UK Coal plc....................        347,537
                                                ------------
                                                   2,386,254
                                                ------------
              Oil Drilling & Services - 0.7%
    540,000   Abbot Group plc................      2,219,346
    124,812   Expro International Group
                plc..........................      1,015,824
    120,169   Hunting plc....................        533,620
    173,743   Venture Production plc *.......        875,757
                                                ------------
                                                   4,644,547
                                                ------------

See the accompanying notes to the financial statements.


                                                  Laudus Funds Annual Report  73

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Small Capitalization Fund


  SHARES                                           VALUE
------------------------------------------------------------
              COMMON STOCK, UNITED KINGDOM continued
              Real Estate Development - 0.2%
     16,000   Ashtenne Holdings plc *........   $    139,889
    134,218   Slough Estates plc.............      1,236,395
                                                ------------
                                                   1,376,284
                                                ------------
              Restaurants, Hotels & Theaters - 2.5%
     74,906   De Vere Group plc..............        754,429
    119,200   Greene King plc................      2,925,886
      1,176   Luminar plc....................         11,000
     71,000   Millennium & Copthorne Hotels
                plc..........................        528,599
    284,000   Punch Taverns plc..............      3,692,144
     42,000   Regent Inns plc *..............         69,284
  3,308,000   Sportech plc *.................        750,099
     31,619   Urbium plc.....................        448,107
    184,800   Whitbread plc..................      3,252,796
    139,000   Wolverhampton & Dudley
                Breweries plc................      2,954,876
                                                ------------
                                                  15,387,220
                                                ------------
              Retail - 0.5%
    385,110   Kleeneze plc...................      1,055,176
    534,087   Somerfield plc.................      2,116,829
                                                ------------
                                                   3,172,005
                                                ------------
              Soaps & Cosmetics - 0.2%
    116,134   Body Shop International plc....        437,798
    209,000   McBride plc....................        598,317
                                                ------------
                                                   1,036,115
                                                ------------
              Software - 0.6%
  4,788,000   Dimension Data Holdings plc
                *............................      2,963,039
    854,000   InTechnology plc *.............        796,697
                                                ------------
                                                   3,759,736
                                                ------------
              Textiles & Apparel - 0.0%
     10,000   Cosalt plc.....................         62,735
                                                ------------
              Wholesale - 0.1%
     77,413   Fayrewood plc..................        187,239
    210,282   Nichols plc *..................        668,550
                                                ------------
                                                     855,789
                                                ------------
                                                  71,776,250
                                                ------------
              TOTAL COMMON STOCK (COST
                $536,563,700)................    611,899,102
                                                ------------
              PREFERRED STOCK - 0.1%
              GERMANY - 0.1%
              Wholesale - 0.1%
     15,207   Jungheinrich AG................        320,172
                                                ------------
              TOTAL PREFERRED STOCK (COST
                $317,359)....................        320,172
                                                ------------
              RIGHTS - 0.0%
              HONG KONG - 0.0%
              Real Estate Development - 0.0%
  1,420,200   New World China Land Ltd. .....          4,552
                                                ------------
              TOTAL RIGHTS (COST $0).........          4,552
                                                ------------

 PRINCIPAL                                         VALUE
------------------------------------------------------------
              REPURCHASE AGREEMENT - 2.2%
              UNITED STATES - 2.2%
$13,576,000   State Street Bank dated 3/31/05
                due 4/1/05 at 1.75% with a
                maturity value of $13,576,660
                (Fully collateralized by a
                Fannie Mae security).........   $ 13,576,000
                                                ------------
              TOTAL REPURCHASE AGREEMENT
                (COST $13,576,000)...........     13,576,000
                                                ------------
              TOTAL INVESTMENTS (COST
                $550,457,059) (b) - 99.9%....    625,799,826
              NET OTHER ASSETS
                (LIABILITIES) - 0.1%.........        612,361
                                                ------------
              NET ASSETS -- 100.0%...........   $626,412,187
                                                ============

---------------

*  Non-income producing security.

(a) Bankrupt security/delisted; fair-valued by management.

(b) The aggregate cost for federal income tax purposes is $551,418,566 and differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation...................  $82,876,816
    Unrealized depreciation...................   (8,495,556)
                                                -----------
    Net unrealized appreciation...............  $74,381,260
                                                ===========

FORWARD CURRENCY EXCHANGE CONTRACTS

                                       CONTRACT        UNREALIZED
                        DELIVERY        AMOUNT        APPRECIATION/
                          DATE     (LOCAL CURRENCY)   DEPRECIATION
                        --------   ----------------   -------------
Receive Swiss Francs
  in Exchange for
  1,085,414 U.S.
  Dollars                4/1/05       1,300,000          $ 5,282
Receive Danish Krones
  in Exchange for
  260,870 U.S. Dollars   4/1/05       1,500,000              810
Receive Euro in
  Exchange for
  4,534,600 U.S.
  Dollars                4/1/05       3,500,000           14,163
Receive Singapore
  Dollars in Exchange
  for 500,000
  Australian Dollars     4/1/05         636,250           (1,006)
Receive Hong Kong
  Dollars in Exchange
  for 400,000 U.S.
  Dollars                4/4/05       3,119,480              (15)
                                                         -------
                                                         $19,234
                                                         =======

                         See the accompanying notes to the financial statements.


74  Laudus Funds Annual Report

Financial Statements

Statement of Portfolio Investments

LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND (a) as of 3/31/05

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK - 94.3%
             AGRICULTURE, FOOD & BEVERAGE - 0.8%
     1,300   Archer-Daniels-Midland Co. ......  $    31,954
       300   Kellogg Co. .....................       12,981
     5,200   Pepsi Bottling Group, Inc. ......      144,820
                                                -----------
                                                    189,755
                                                -----------
             BANKS & CREDIT INSTITUTIONS - 8.9%
    25,700   Bank of America Corp. ...........    1,133,370
     1,700   Comerica, Inc. ..................       93,636
     6,200   Freddie Mac......................      391,840
    13,300   National City Corp. .............      445,550
     7,800   Sovereign Bancorp, Inc. .........      172,848
                                                -----------
                                                  2,237,244
                                                -----------
             BASIC MINERALS & METALS - 2.1%
     4,000   Nucor Corp. .....................      230,240
     1,000   Phelps Dodge Corp. ..............      101,730
     3,800   United States Steel Corp. .......      193,230
                                                -----------
                                                    525,200
                                                -----------
             BEER, LIQUOR & TOBACCO - 1.2%
     4,700   Altria Group, Inc. ..............      307,333
                                                -----------
             CELLULAR & WIRELESS - 0.5%
     1,600   Telephone & Data Systems,
               Inc. ..........................      130,560
                                                -----------
             CHEMICALS & RUBBER - 1.1%
     6,000   Sherwin-Williams Co. ............      263,940
                                                -----------
             CONSTRUCTION & HOMEBUILDING - 2.3%
    10,666   D.R. Horton, Inc. ...............      311,874
     3,700   Pulte Homes, Inc. ...............      272,431
                                                -----------
                                                    584,305
                                                -----------
             CONSTRUCTION MATERIALS - 0.8%
     3,600   Vulcan Materials Co. ............      204,588
                                                -----------
             ELECTRIC UTILITIES - 2.8%
       400   Constellation Energy Group,
               Inc. ..........................       20,680
     9,700   Edison International.............      336,784
    10,500   PG&E Corp. ......................      358,050
                                                -----------
                                                    715,514
                                                -----------
             FOREST PRODUCTS & PAPER - 1.7%
     6,400   Weyerhaeuser Co. ................      438,400
                                                -----------
             FURNITURE & HOUSEHOLD ITEMS - 0.7%
     5,700   Leggett & Platt, Inc. ...........      164,616
                                                -----------
             GAS & OTHER PUBLIC UTILITIES - 1.0%
    11,300   NiSource, Inc. ..................      257,527
                                                -----------
             GOVERNMENT AIRCRAFT & DEFENSE - 2.0%
    12,800   Raytheon Co. ....................      495,360
                                                -----------
             HEALTH CARE & HOSPITAL - 6.1%
    10,400   Aetna, Inc. .....................      779,480
     7,900   UnitedHealth Group, Inc. ........      753,502
                                                -----------
                                                  1,532,982
                                                -----------

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK continued
             INFORMATION & SERVICES - 5.3%
     5,500   Accenture Ltd., Class A *........  $   132,825
     2,900   Moody's Corp. ...................      234,494
    16,800   Prudential Financial, Inc. ......      964,320
                                                -----------
                                                  1,331,639
                                                -----------
             INSTRUMENTS - 3.1%
       800   C.R. Bard, Inc. .................       54,464
       185   DENTSPLY International, Inc. ....       10,066
     5,300   Johnson & Johnson................      355,948
     6,400   Johnson Controls, Inc. ..........      356,864
                                                -----------
                                                    777,342
                                                -----------
             INSURANCE - 8.1%
     9,000   ACE Ltd. ........................      371,430
     2,500   Ambac Financial Group, Inc. .....      186,875
       470   Cincinnati Financial Corp. ......       20,497
     1,900   Everest Re Group Ltd. ...........      161,709
     2,800   Lincoln National Corp. ..........      126,392
     5,000   Loews Corp. .....................      367,700
     3,000   MGIC Investment Corp. ...........      185,010
     1,900   Radian Group, Inc. ..............       90,706
     1,200   UnumProvident Corp. .............       20,424
     4,000   WellPoint, Inc. *................      501,400
                                                -----------
                                                  2,032,143
                                                -----------
             INTEGRATED OIL COS. - 4.3%
     1,700   Exxon Mobil Corp. ...............      101,320
    13,800   Occidental Petroleum Corp. ......      982,146
                                                -----------
                                                  1,083,466
                                                -----------
             IT HARDWARE - 2.2%
     9,300   Marvell Technology Group Ltd.
               *..............................      356,562
     4,000   Motorola, Inc. ..................       59,880
     9,800   The DIRECTV Group, Inc. *........      141,316
                                                -----------
                                                    557,758
                                                -----------
             LAND & WATER TRANSPORTATION - 3.3%
    15,600   Burlington Northern Santa Fe
               Corp. .........................      841,308
                                                -----------
             MAINFRAME & MINICOMPUTERS - 1.0%
     6,600   Dell, Inc. *.....................      253,572
                                                -----------
             METAL PRODUCTS & MACHINERY - 0.8%
     2,600   Black & Decker Corp. ............      205,374
                                                -----------
             MISCELLANEOUS FINANCE - 4.2%
     1,200   Chicago Mercantile Exchange......      232,836
    11,700   Citigroup, Inc. .................      525,798
     5,400   Merrill Lynch & Co., Inc. .......      305,640
                                                -----------
                                                  1,064,274
                                                -----------
             OIL & COAL RESOURCES - 3.3%
     5,600   Anadarko Petroleum Corp. ........      426,160
    12,300   XTO Energy, Inc. ................      403,932
                                                -----------
                                                    830,092
                                                -----------

See the accompanying notes to the financial statements.


                                                  Laudus Funds Annual Report  75

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund (a)


  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK continued
             OIL DISTRIBUTION - 0.1%
       500   Questar Corp. ...................  $    29,625
                                                -----------
             OIL DRILLING & SERVICES - 1.7%
     1,800   Baker Hughes, Inc. ..............       80,082
       600   Nabors Industries Ltd. *.........       35,484
     4,300   Noble Corp. .....................      241,703
     1,100   Smith International, Inc. .......       69,003
                                                -----------
                                                    426,272
                                                -----------
             PUBLISHING, BROADCASTING & CINEMA - 0.8%
       400   McGraw-Hill Cos., Inc. ..........       34,900
       100   The Walt Disney Co. .............        2,873
     6,400   Time Warner, Inc. *..............      112,320
       700   Viacom, Inc., Class A............       24,528
       600   Viacom, Inc., Class B............       20,898
                                                -----------
                                                    195,519
                                                -----------
             REAL ESTATE INVESTMENT TRUSTS - 2.2%
    11,200   Equity Office Properties Trust...      337,456
     5,200   iStar Financial, Inc. ...........      214,136
                                                -----------
                                                    551,592
                                                -----------
             RESTAURANTS, HOTELS & THEATERS - 1.0%
     7,500   McDonald's Corp. ................      233,550
       500   YUM! Brands, Inc. ...............       25,905
                                                -----------
                                                    259,455
                                                -----------
             RETAIL - 8.1%
     3,200   Abercrombie & Fitch Co., Class
               A..............................      183,168
     9,100   Caremark Rx, Inc. *..............      361,998
     6,000   Chico's FAS, Inc. *..............      169,560
     6,600   Federated Department Stores,
               Inc. ..........................      420,024
     5,200   Home Depot, Inc. ................      198,848
     4,000   Nordstrom, Inc. .................      221,520
     1,900   Office Depot, Inc. *.............       42,142
     2,800   SUPERVALU, Inc. .................       93,380
    13,724   TJX Cos., Inc. ..................      338,022
                                                -----------
                                                  2,028,662
                                                -----------
             SOAPS & COSMETICS - 0.4%
     2,500   Estee Lauder Cos., Inc., Class
               A..............................      112,450
                                                -----------
             SOFTWARE - 9.8%
     6,288   Adobe Systems, Inc. .............      422,365
     6,900   Autodesk, Inc. ..................      205,344
     4,600   Cognizant Technology Solutions
               Corp., Class A *...............      212,520
     5,600   Computer Sciences Corp. *........      256,760
    15,000   Electronic Data Systems Corp. ...      310,050
    11,500   International Business Machines
               Corp. .........................    1,050,870
                                                -----------
                                                  2,457,909
                                                -----------

SHARES OR
PRINCIPAL                                          VALUE
-----------------------------------------------------------
             COMMON STOCK continued
             TEXTILES & APPAREL - 1.9%
     7,800   Coach, Inc. *....................  $   441,714
       600   Liz Claiborne, Inc. .............       24,078
                                                -----------
                                                    465,792
                                                -----------
             WHOLESALE - 0.7%
     2,700   W.W. Grainger, Inc. .............      168,129
                                                -----------
             TOTAL COMMON STOCK (COST
               $19,892,738)...................   23,719,697
                                                -----------
             REPURCHASE AGREEMENT - 5.1%
$1,276,426   Bear Stearns dated 3/31/05, due
               4/1/05 at 2.63% with a maturity
               value of $1,276,520 (Fully
               collateralized by a U.S.
               Treasury Bill).................    1,276,426
                                                -----------
             TOTAL REPURCHASE AGREEMENT (COST
               $1,276,426)....................    1,276,426
                                                -----------
             TOTAL INVESTMENTS (COST
               $21,169,164) (b) -- 99.4%......   24,996,123
             NET OTHER ASSETS (LIABILITIES) --
               0.6%...........................      139,864
                                                -----------
             NET ASSETS -- 100.0%.............  $25,135,987
                                                ===========

---------------

*  Non-income producing security.

(a) All long positions are pledged as collateral for securities sold short.

(b) The aggregate cost for federal tax purposes is $21,303,849 and differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation....................  $3,928,747
    Unrealized depreciation....................    (236,473)
                                                 ----------
    Net unrealized appreciation................  $3,692,274
                                                 ==========

                         See the accompanying notes to the financial statements.


76  Laudus Funds Annual Report

Financial Statements

Statement of Securities Sold Short

LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND as of 3/31/05

 SHARES                                             VALUE
------------------------------------------------------------
            COMMON STOCK - 94.5%
            AGRICULTURE, FOOD & BEVERAGE - 3.4%
 16,100     Coca-Cola Co. .....................  $   670,887
  8,800     Coca-Cola Enterprises, Inc. .......      180,576
                                                 -----------
                                                     851,463
                                                 -----------
            AIRLINES - 0.7%
 12,800     Southwest Airlines Co. ............      182,272
                                                 -----------
            AUTOS - 0.2%
  1,300     General Motors Acceptance Corp. ...       38,207
                                                 -----------
            BANKS & CREDIT INSTITUTIONS - 6.4%
  7,400     American Express Co. ..............      380,138
 11,400     E*TRADE Financial Corp. ...........      136,800
 15,000     Fifth Third Bancorp................      644,700
  9,400     New York Community Bancorp, Inc. ..      170,704
  6,082     Northern Trust Corp. ..............      264,202
                                                 -----------
                                                   1,596,544
                                                 -----------
            BASIC MINERALS & METALS - 1.5%
  1,700     Freeport-McMoRan Copper & Gold,
              Inc., Class B....................       67,337
  7,200     Newmont Mining Corp. ..............      304,200
                                                 -----------
                                                     371,537
                                                 -----------
            BIOTECHNOLOGY - 3.0%
  9,700     Amgen, Inc. *......................      564,637
  5,300     Celgene Corp. *....................      180,465
                                                 -----------
                                                     745,102
                                                 -----------
            COMMUNICATIONS UTILITIES - 0.6%
  5,500     Cablevision Systems Corp. *........      154,275
                                                 -----------
            DRUGS & PHARMACEUTICALS - 5.6%
  4,500     Allergan, Inc. ....................      312,615
  7,700     Eli Lilly & Co. ...................      401,170
  2,500     Hospira, Inc. *....................       80,675
 12,600     Schering-Plough Corp. .............      228,690
  3,300     Sepracor, Inc. *...................      189,453
  4,800     Wyeth..............................      202,464
                                                 -----------
                                                   1,415,067
                                                 -----------
            ELECTRIC UTILITIES - 2.7%
  5,700     Dominion Resources, Inc. ..........      424,251
  5,800     DTE Energy Co. ....................      263,784
                                                 -----------
                                                     688,035
                                                 -----------
            FINANCIAL INVESTMENTS - 0.8%
  5,600     CIT Group, Inc. ...................      212,800
                                                 -----------
            FOREST PRODUCTS & PAPER - 2.1%
  8,200     Kimberly-Clark Corp. ..............      538,986
                                                 -----------
            FURNITURE & HOUSEHOLD ITEMS - 2.3%
 10,500     International Game Technology......      279,930
 13,400     Newell Rubbermaid, Inc. ...........      293,996
                                                 -----------
                                                     573,926
                                                 -----------

 SHARES                                             VALUE
------------------------------------------------------------
            COMMON STOCK continued
            GAS & OTHER PUBLIC UTILITIES - 2.5%
 28,600     El Paso Corp. .....................  $   302,588
  3,000     Kinder Morgan, Inc. ...............      227,100
  5,400     Williams Cos., Inc. ...............      101,574
                                                 -----------
                                                     631,262
                                                 -----------
            HEALTH CARE & HOSPITAL - 4.2%
 15,800     HCA, Inc. .........................      846,406
 17,700     Tenet Healthcare Corp. *...........      204,081
                                                 -----------
                                                   1,050,487
                                                 -----------
            INFORMATION & SERVICES - 3.6%
  4,900     Apollo Group, Inc., Class A *......      362,894
 16,300     Paychex, Inc. .....................      534,966
                                                 -----------
                                                     897,860
                                                 -----------
            INSTRUMENTS - 1.7%
  9,800     St. Jude Medical, Inc. *...........      352,800
    800     Zimmer Holdings, Inc. *............       62,248
                                                 -----------
                                                     415,048
                                                 -----------
            INSURANCE - 6.4%
  2,300     American International Group,
              Inc. ............................      127,443
 13,100     Marsh & McLennan Cos., Inc. .......      398,502
  5,100     Progressive Corp. .................      467,976
 11,500     St. Paul Cos., Inc. ...............      422,395
  5,100     Willis Group Holdings Ltd. ........      188,037
                                                 -----------
                                                   1,604,353
                                                 -----------
            IT HARDWARE - 6.9%
 12,800     Altera Corp. *.....................      253,184
  6,300     Comverse Technology, Inc. *........      158,886
  6,600     KLA-Tencor Corp. *.................      303,666
 12,400     Linear Technology Co. .............      475,044
  1,100     Maxim Integrated Products, Inc. ...       44,957
  8,977     Microchip Technology, Inc. ........      233,492
 11,300     National Semiconductor Corp. ......      232,893
  1,200     Xilinx, Inc. ......................       35,076
                                                 -----------
                                                   1,737,198
                                                 -----------
            LAND & WATER TRANSPORTATION - 2.0%
  6,800     United Parcel Service, Inc., Class
              B................................      494,632
                                                 -----------
            METAL PRODUCTS & MACHINERY - 0.8%
  2,900     Deere & Co. .......................      194,677
                                                 -----------
            MISCELLANEOUS FINANCE - 2.9%
  3,000     Bear Stearns Companies, Inc. ......      299,700
  7,300     Morgan Stanley.....................      417,925
                                                 -----------
                                                     717,625
                                                 -----------
            OIL DRILLING & SERVICES - 3.9%
 11,300     Halliburton Co. ...................      488,725
  7,000     Schlumberger Ltd. .................      493,360
                                                 -----------
                                                     982,085
                                                 -----------

See the accompanying notes to the financial statements.



                                                  Laudus Funds Annual Report  77

Financial Statements--Statement of Securities Sold Short continued

Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund


 SHARES                                             VALUE
------------------------------------------------------------
            COMMON STOCK continued
            PHOTOOPTICAL, MICROS & OFFICE MACHINERY - 0.8%
  1,000     EMC Corp. *........................  $    12,320
  1,100     Lexmark International, Inc., Class
              A *..............................       87,967
  3,900     Network Appliance, Inc. *..........      107,874
                                                 -----------
                                                     208,161
                                                 -----------
            PUBLISHING, BROADCASTING & CINEMA - 2.9%
  2,200     Interpublic Group of Cos., Inc.
              *................................       27,016
  3,400     Knight-Ridder, Inc. ...............      228,650
  5,600     New York Times Co., Class A........      204,848
    200     Omnicom Group......................       17,704
 37,700     Sirius Satellite Radio, Inc. *.....      211,874
  1,100     Univision Communications, Inc.,
              Class A *........................       30,459
                                                 -----------
                                                     720,551
                                                 -----------
            REAL ESTATE INVESTMENT TRUSTS - 4.6%
  2,300     Avalonbay Communities, Inc. .......      153,847
  8,600     Equity Residential.................      277,006
  4,100     General Growth Properties, Inc. ...      139,810
 11,200     Host Marriott Corp. ...............      185,472
  6,800     Plum Creek Timber Co. .............      242,760
  4,000     ProLogis...........................      148,400
                                                 -----------
                                                   1,147,295
                                                 -----------
            RESTAURANTS, HOTELS & THEATERS - 0.3%
  1,700     Starbucks Corp. *..................       87,822
                                                 -----------

 SHARES                                             VALUE
------------------------------------------------------------
            COMMON STOCK continued
            RETAIL - 12.0%
  3,510     Amazon.com, Inc. *.................  $   120,288
  9,700     Bed Bath & Beyond, Inc. *..........      354,438
  6,000     Family Dollar Stores, Inc. ........      182,160
 10,200     Kohl's Corp. *.....................      526,626
 27,100     Kroger Co. *.......................      434,413
  7,800     May Department Stores Co. .........      288,756
  4,300     Tiffany & Co. .....................      148,436
 15,600     Wal-Mart Stores, Inc. .............      781,716
  2,000     Whole Foods Market, Inc. ..........      204,260
                                                 -----------
                                                   3,041,093
                                                 -----------
            SOFTWARE - 7.7%
  9,800     Automatic Data Processing, Inc. ...      440,510
  7,300     Electronic Arts, Inc. *............      377,994
  8,100     Intuit, Inc. *.....................      354,537
  9,000     Microsoft Corp. ...................      217,530
 46,500     Oracle Corp. *.....................      580,320
                                                 -----------
                                                   1,970,891
                                                 -----------
            TEXTILES & APPAREL - 1.0%
  5,800     Cintas Corp. ......................      239,598
                                                 -----------
            WHOLESALE - 1.0%
  6,600     McKesson Corp. ....................      249,150
                                                 -----------
            TOTAL SECURITIES SOLD SHORT
              (PROCEEDS $23,969,459) -- 94.5%..  $23,758,002
                                                 ===========

---------------

*  Non-income producing security.

                         See the accompanying notes to the financial statements.

78  Laudus Funds Annual Report

Financial Statements

Statement of Portfolio Investments

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND (a) as of 3/31/05

 SHARES                                             VALUE
------------------------------------------------------------
            COMMON STOCK - 86.1%
            AUSTRIA - 0.2%
            Oil Distribution - 0.2%
    163     OMV AG.............................  $    51,923
                                                 -----------
            BELGIUM - 0.6%
            Banks & Credit Institutions - 0.1%
    600     Fortis.............................       17,163
                                                 -----------
            Basic Minerals & Metals - 0.1%
    137     Umicore............................       13,941
                                                 -----------
            Financial Investments - 0.1%
    300     Almancora Comm. Va.................       27,293
                                                 -----------
            Retail - 0.3%
    900     Delhaize Group.....................       61,818
                                                 -----------
                                                     120,215
                                                 -----------
            DENMARK - 0.3%
            Agriculture, Food & Beverage - 0.1%
    308     Danisco A/S........................       20,902
                                                 -----------
            Information & Services - 0.2%
    519     ISS A/S............................       42,282
                                                 -----------
                                                      63,184
                                                 -----------
            FINLAND - 0.7%
            Cellular & Wireless - 0.2%
  2,000     Elisa Corp. .......................       34,051
                                                 -----------
            Chemicals & Rubber - 0.1%
    738     Kemira Oyj.........................       11,462
                                                 -----------
            Electric Utilities - 0.2%
  2,700     Fortum Oyj.........................       52,705
                                                 -----------
            Forest Products & Paper - 0.1%
  1,698     M-real Oyj, Class B................       10,063
    822     Metso Oyj..........................       14,764
                                                 -----------
                                                      24,827
                                                 -----------
            Metal Products & Machinery - 0.1%
    829     Wartsila Oyj, Class B..............       21,979
                                                 -----------
                                                     145,024
                                                 -----------
            FRANCE - 3.1%
            Airlines - 0.1%
  1,315     Air France-KLM.....................       23,704
                                                 -----------
            Banks & Credit Institutions - 0.5%
    800     Societe Generale...................       83,333
                                                 -----------
            Construction Materials - 0.3%
    900     Compagnie de Saint-Gobain..........       54,975
     43     SA des Ciments Vicat...............        5,365
                                                 -----------
                                                      60,340
                                                 -----------
            Financial Investments - 0.1%
     81     Societe Fonciere Financiere et de
              Participations (FFP).............       17,233
                                                 -----------
            Gas & Other Public Utilities - 0.3%
  2,011     Veolia Environnement...............       71,508
                                                 -----------
            Information & Services - 0.2%
  6,000     Havas SA...........................       35,090
                                                 -----------
            Insurance - 0.2%
    663     CNP Assurances.....................       47,090
                                                 -----------

 SHARES                                             VALUE
------------------------------------------------------------
            COMMON STOCK, FRANCE continued
            Land & Water Transportation - 0.2%
    400     Bollore Investissement *...........  $    36,910
                                                 -----------
            Metal Products & Machinery - 0.1%
    500     Valeo SA...........................       22,315
                                                 -----------
            Publishing, Broadcasting & Cinema - 0.3%
  2,400     Vivendi Universal SA *.............       73,706
                                                 -----------
            Restaurants, Hotels & Theaters - 0.1%
    920     Sodexho Alliance SA................       30,741
                                                 -----------
            Retail - 0.3%
    120     Galeries Lafayette SA..............       35,995
    449     Rallye SA..........................       25,022
                                                 -----------
                                                      61,017
                                                 -----------
            Software - 0.1%
    800     Cap Gemini SA *....................       27,968
                                                 -----------
            Textiles & Apparel - 0.3%
    900     Christian Dior SA..................       65,795
                                                 -----------
                                                     656,750
                                                 -----------
            GERMANY - 2.0%
            Basic Minerals & Metals - 0.2%
  2,205     ThyssenKrupp AG....................       45,622
                                                 -----------
            Chemicals & Rubber - 0.3%
    400     Bayer AG...........................       13,256
    715     Linde AG...........................       49,223
                                                 -----------
                                                      62,479
                                                 -----------
            Drugs & Pharmaceuticals - 0.2%
    971     Degussa AG.........................       41,771
                                                 -----------
            Electric Utilities - 0.2%
  1,200     Energie Baden-Wuerttemberg AG *....       52,199
                                                 -----------
            Financial Investments - 0.1%
  6,544     Bankgesellschaft Berlin AG *.......       22,963
                                                 -----------
            Gas & Other Public Utilities - 0.4%
  1,200     RWE AG.............................       72,754
                                                 -----------
            Instruments - 0.1%
    228     Fresenius AG.......................       25,635
                                                 -----------
            Metal Products & Machinery - 0.1%
  2,000     MG Technologies AG *...............       25,681
                                                 -----------
            Miscellaneous Finance - 0.4%
    800     Deutsche Bank AG...................       69,193
                                                 -----------
                                                     418,297
                                                 -----------
            ITALY - 2.3%
            Banks & Credit Institutions - 1.3%
 16,000     Banca Intesa S.p.A. ...............       81,514
 12,682     Banca Monte dei Paschi di Siena
              S.p.A. ..........................       42,771
 27,000     Banca Nazionale del Lavoro S.p.A.
              *................................       87,023
  2,492     Banca Popolare di Milano Scrl
              (BPM)............................       23,886
 12,000     Capitalia S.p.A. ..................       62,656
                                                 -----------
                                                     297,850
                                                 -----------

See the accompanying notes to the financial statements.


                                                  Laudus Funds Annual Report  79

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg Global Long/Short Equity Fund (a)


 SHARES                                             VALUE
------------------------------------------------------------
            COMMON STOCK, ITALY continued
            Electric Utilities - 0.4%
 12,000     C.I.R. S.p.A. -- Compagnie
              Industriali Riunite..............  $    35,480
 20,673     Edison S.p.A. *....................       42,236
                                                 -----------
                                                      77,716
                                                 -----------
            Gas & Other Public Utilities - 0.2%
  8,574     Snam Rete Gas S.p.A. ..............       47,860
                                                 -----------
            Insurance - 0.2%
  1,191     Fondiaria-Sai S.p.A. ..............       33,156
                                                 -----------
            Publishing, Broadcasting & Cinema - 0.2%
 72,000     Telecom Italia Media S.p.A. *......       40,331
                                                 -----------
                                                     496,913
                                                 -----------
            NETHERLANDS - 0.3%
            Land & Water Transportation - 0.3%
  2,100     TPG NV.............................       59,907
                                                 -----------
            NORWAY - 0.6%
            Oil & Coal Resources - 0.6%
    761     Norsk Hydro ASA....................       63,031
  4,000     Statoil ASA........................       68,415
                                                 -----------
                                                     131,446
                                                 -----------
            SPAIN - 1.4%
            Construction & Homebuilding - 0.4%
  2,100     ACS, Actividades de Construccion y
              Servicios SA.....................       52,128
    753     Fomento de Construcciones y
              Contratas SA.....................       38,588
                                                 -----------
                                                      90,716
                                                 -----------
            Integrated Oil Cos. - 0.4%
  3,187     Repsol YPF SA......................       84,579
                                                 -----------
            Oil Distribution - 0.1%
    400     Compania Espanola de Petroleos SA
              CEPSA)...........................       16,225
                                                 -----------
            Real Estate Development - 0.3%
    800     Corporacion Financiera Alba SA.....       32,533
    338     Inmobiliaria Colonial..............       16,486
    712     TESTA, Inmuebles en Renta SA.......       16,101
                                                 -----------
                                                      65,120
                                                 -----------
            Restaurants, Hotels & Theaters - 0.1%
  1,114     Sol Melia SA.......................       13,262
                                                 -----------
            Wholesale - 0.1%
    600     Compania de Distribucion Integral
              Logista SA.......................       31,098
                                                 -----------
                                                     301,000
                                                 -----------
            SWEDEN - 0.7%
            Banks & Credit Institutions - 0.3%
  6,000     Nordea Bank AB.....................       60,910
                                                 -----------
            Commercial Aircraft & Components - 0.0%
    604     Saab AB............................        9,905
                                                 -----------
            Health Care & Hospital - 0.2%
  3,021     Gambro AB, Class A.................       41,391
                                                 -----------

 SHARES                                             VALUE
------------------------------------------------------------
            COMMON STOCK, SWEDEN continued
            Wholesale - 0.2%
  1,800     Axfood AB..........................  $    44,085
                                                 -----------
                                                     156,291
                                                 -----------
            SWITZERLAND - 1.3%
            Agriculture, Food & Beverage - 0.0%
     22     Barry Callebaut AG *...............        5,265
                                                 -----------
            Chemicals & Rubber - 0.5%
    436     Ciba Specialty Chemicals AG........       28,314
  1,473     Clariant AG........................       25,520
    519     Syngenta AG........................       54,387
                                                 -----------
                                                     108,221
                                                 -----------
            Construction Materials - 0.1%
    386     Holcim Ltd. .......................       23,819
                                                 -----------
            Furniture & Household Items - 0.2%
  1,200     Compagnie Financiere Richemont AG,
              Class A..........................       37,805
                                                 -----------
            Information & Services - 0.0%
     22     Kuoni Reisen Holding...............        9,764
                                                 -----------
            Insurance - 0.4%
    130     Swiss Life Holding *...............       19,611
    833     Swiss Re...........................       59,859
                                                 -----------
                                                      79,470
                                                 -----------
            Metal Products & Machinery - 0.1%
     82     Unaxis Holding AG..................       11,558
                                                 -----------
                                                     275,902
                                                 -----------
            UNITED KINGDOM - 7.0%
            Basic Minerals & Metals - 0.1%
 27,776     Corus Group plc *..................       28,342
                                                 -----------
            Beer, Liquor & Tobacco - 0.8%
  4,800     British American Tobacco plc.......       84,624
  1,400     Gallaher Group plc.................       19,973
  3,500     SABMiller plc......................       54,794
                                                 -----------
                                                     159,391
                                                 -----------
            Cellular & Wireless - 0.3%
 25,000     O2 plc *...........................       56,334
                                                 -----------
            Chemicals & Rubber - 0.2%
  9,713     Imperial Chemical Industries plc...       49,096
                                                 -----------
            Commercial Aircraft & Components - 0.2%
  8,923     Rolls-Royce Group plc *............       41,141
                                                 -----------
            Communications Utilities - 0.3%
  9,000     BT Group plc.......................       34,949
 10,000     Cable & Wireless plc...............       24,423
                                                 -----------
                                                      59,372
                                                 -----------
            Construction & Homebuilding - 0.7%
  2,700     Barratt Developments plc...........       33,647
    773     Bellway plc........................       12,854
    773     Berkeley Group Holdings plc *......       11,839
  2,274     George Wimpey plc..................       18,907
  1,688     Persimmon plc......................       24,098
  6,000     Taylor Woodrow plc.................       34,692
    565     Wilson Bowden plc..................       12,417
                                                 -----------
                                                     148,454
                                                 -----------

                         See the accompanying notes to the financial statements.

80  Laudus Funds Annual Report

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg Global Long/Short Equity Fund (a)


 SHARES                                             VALUE
------------------------------------------------------------
            COMMON STOCK, UNITED KINGDOM continued
            Construction Materials - 0.1%
  8,109     Pilkington plc.....................  $    18,158
                                                 -----------
            Drugs & Pharmaceuticals - 0.1%
  2,760     Shire Pharmaceuticals plc..........       31,527
                                                 -----------
            Forest Products & Paper - 0.4%
  3,200     Anglo American plc.................       75,887
                                                 -----------
            Gas & Other Public Utilities - 0.2%
    745     Pennon Group plc...................       13,740
  1,981     Severn Trent plc...................       34,251
                                                 -----------
                                                      47,991
                                                 -----------
            Information & Services - 0.3%
  1,207     Davis Service Group plc............        9,967
  8,000     First Choice Holidays plc..........       26,115
  1,050     RAC plc............................       18,412
                                                 -----------
                                                      54,494
                                                 -----------
            Insurance - 0.6%
  7,000     Aviva plc..........................       83,993
 10,791     Friends Provident plc..............       36,143
                                                 -----------
                                                     120,136
                                                 -----------
            Land & Water Transportation - 0.2%
  1,203     Arriva plc.........................       11,934
  1,881     Exel plc...........................       30,141
                                                 -----------
                                                      42,075
                                                 -----------
            Miscellaneous Finance - 0.2%
 22,674     Legal & General Group plc..........       48,522
                                                 -----------
            Oil & Coal Resources - 0.6%
 10,000     BG Group plc.......................       77,710
  3,000     Xstrata plc........................       57,255
                                                 -----------
                                                     134,965
                                                 -----------
            Publishing, Broadcasting & Cinema - 0.1%
  3,000     United Business Media plc..........       30,158
                                                 -----------
            Real Estate Development - 0.5%
  2,739     British Land Co., plc..............       41,612
  1,664     Hammerson plc......................       26,145
  1,783     Land Securities Group plc..........       43,563
                                                 -----------
                                                     111,320
                                                 -----------
            Restaurants, Hotels & Theaters - 0.7%
  7,889     Hilton Group plc...................       44,871
  3,571     InterContinental Hotels Group
              plc..............................       41,668
  1,784     Whitbread plc......................       31,401
  1,000     Wolverhampton & Dudley Breweries
              plc..............................       21,258
                                                 -----------
                                                     139,198
                                                 -----------
            Retail - 0.4%
  3,500     Associated British Foods plc.......       49,800
  8,000     Somerfield plc.....................       31,708
                                                 -----------
                                                      81,508
                                                 -----------
                                                   1,478,069
                                                 -----------
            UNITED STATES - 65.6%
            Agriculture, Food & Beverage - 1.5%
    200     Alico, Inc. *......................       10,540
  2,200     Archer-Daniels-Midland Co. ........       54,076
    200     Cagle's, Inc., Class A *...........        1,840

 SHARES                                             VALUE
------------------------------------------------------------
            COMMON STOCK, UNITED STATES continued
            Agriculture, Food & Beverage continued
    500     Chiquita Brands International,
              Inc. ............................  $    13,390
    450     Flowers Foods, Inc. ...............       12,695
    300     Hansen Natural Corp. *.............       18,021
    497     Lance, Inc. .......................        7,987
    200     Omega Protein Corp. *..............        1,364
  1,800     Pepsi Bottling Group, Inc. ........       50,130
    900     PepsiAmericas, Inc. ...............       20,394
    200     Ralcorp Holdings, Inc. ............        9,470
    100     Seaboard Corp. ....................      107,299
    300     Seneca Foods Corp., Class B *......        5,220
                                                 -----------
                                                     312,426
                                                 -----------
            Airlines - 0.8%
    400     Alaska Air Group, Inc. *...........       11,776
  1,500     FedEx Corp. .......................      140,925
    400     MAIR Holdings, Inc. *..............        3,568
    500     Mesa Air Group, Inc. *.............        3,500
    900     SkyWest, Inc. .....................       16,731
                                                 -----------
                                                     176,500
                                                 -----------
            Autos - 0.5%
    700     Autoliv, Inc. .....................       33,355
    600     BorgWarner, Inc. ..................       29,208
    400     Modine Manufacturing Co. ..........       11,732
    400     PACCAR, Inc. ......................       28,956
    120     R&B, Inc. *........................        1,591
                                                 -----------
                                                     104,842
                                                 -----------
            Banks & Credit Institutions - 3.1%
    700     Advanta Corp., Class A.............       14,560
  4,100     Bank of America Corp. .............      180,811
  3,400     Bank of New York Co., Inc. ........       98,770
    200     Carver Bancorp, Inc. ..............        3,740
  1,000     Comerica, Inc. ....................       55,080
    600     Commercial Federal Corp. ..........       16,590
    300     Community West Bancshares..........        3,660
  1,100     Doral Financial Corp. .............       24,079
    200     Federal Agricultural Mortgage
              Corp., Class C...................        3,498
    240     First Bank of Delaware *...........          744
    100     First Citizens BancShares, Inc.,
              Class A..........................       14,638
    200     First Federal Bancshares, Inc. ....        4,918
    300     First Mariner Bancorp *............        5,316
    100     First Place Financial Corp. .......        1,830
    100     Habersham Bancorp..................        2,300
    300     Horizon Bancorp....................        8,700
    900     Independence Community Bank
              Corp. ...........................       35,100
    200     Intervest Bancshares Corp. *.......        3,600
    210     LSB Financial Corp. ...............        5,409
    300     Medallion Financial Corp. .........        2,742
  1,400     PNC Financial Services Group,
              Inc. ............................       72,072
    415     Provident Bankshares Corp. ........       13,678
    400     R&G Financial Corp., Class B.......       12,468
    440     Republic First Bancorp, Inc. *.....        6,327
    300     Silicon Valley Bancshares *........       13,218
    600     Sovereign Bancorp, Inc. ...........       13,296
    500     Sterling Bancshares, Inc. .........        7,100
    200     Timberland Bancorp, Inc. ..........        4,430

See the accompanying notes to the financial statements.


                                                  Laudus Funds Annual Report  81

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg Global Long/Short Equity Fund (a)


 SHARES                                             VALUE
------------------------------------------------------------
            COMMON STOCK, UNITED STATES continued
            Banks & Credit Institutions continued
    337     United Community Financial
              Corp. ...........................  $     3,737
    400     Westcorp...........................       16,900
    400     WFS Financial, Inc. *..............       17,260
                                                 -----------
                                                     666,571
                                                 -----------
            Basic Minerals & Metals - 0.9%
    100     Carpenter Technology Corp. ........        5,941
    500     Lone Star Technologies, Inc. *.....       19,715
    200     Nucor Corp. .......................       11,512
    100     Olympic Steel, Inc. *..............        1,788
    600     Phelps Dodge Corp. ................       61,038
    500     Precision Castparts Corp. .........       38,505
    300     Reliance Steel & Aluminum Co. .....       12,003
    700     Steel Dynamics, Inc. ..............       24,115
    400     United States Steel Corp. .........       20,340
                                                 -----------
                                                     194,957
                                                 -----------
            Beer, Liquor & Tobacco - 0.4%
  1,200     Altria Group, Inc. ................       78,468
  1,100     Star Scientific, Inc. *............        5,819
                                                 -----------
                                                      84,287
                                                 -----------
            Biotechnology - 0.7%
    200     ABIOMED, Inc. *....................        2,116
    900     Celgene Corp. *....................       30,645
  2,175     Gilead Sciences, Inc. *............       77,865
    500     Harvard Bioscience, Inc. *.........        1,945
    500     Invitrogen Corp. *.................       34,600
                                                 -----------
                                                     147,171
                                                 -----------
            Cellular & Wireless - 1.1%
  1,600     Nextel Partners, Inc., Class A *...       35,136
    900     SBC Communications, Inc. ..........       21,321
  4,000     Sprint Corp. ......................       91,000
    800     Telephone & Data Systems, Inc. ....       65,280
    400     USA Mobility, Inc. *...............       12,960
                                                 -----------
                                                     225,697
                                                 -----------
            Chemicals & Rubber - 1.2%
    500     A. Schulman, Inc. .................        8,710
    400     Arch Chemicals, Inc. ..............       11,388
    100     Bairnco Corp. .....................        1,152
    400     Georgia Gulf Corp. ................       18,392
    700     Great Lakes Chemical Corp. ........       22,484
  1,400     Hercules, Inc. *...................       20,272
  1,000     Hexcel Corp. *.....................       15,510
  1,100     Lyondell Chemical Co. .............       30,712
    900     Rohm & Haas Co. ...................       43,200
  1,600     Sherwin-Williams Co. ..............       70,384
  1,300     Terra Industries, Inc. *...........       10,088
                                                 -----------
                                                     252,292
                                                 -----------
            Communications Utilities - 0.6%
    100     Atlantic Tele-Network, Inc. .......        3,202
    200     Hector Communications Corp. .......        4,300
  3,600     Yahoo!, Inc. *.....................      122,040
                                                 -----------
                                                     129,542
                                                 -----------

 SHARES                                             VALUE
------------------------------------------------------------
            COMMON STOCK, UNITED STATES continued
            Construction & Homebuilding - 1.1%
    200     Chemed Corp. ......................  $    15,296
  1,200     D. R. Horton, Inc. ................       35,088
    500     Hovnanian Enterprises, Inc., Class
              A *..............................       25,500
    800     Lennar Corp., Class A..............       45,344
    390     M.D.C. Holdings, Inc. .............       27,164
    800     Pulte Homes, Inc. .................       58,904
    800     Willbros Group, Inc. *.............       16,160
                                                 -----------
                                                     223,456
                                                 -----------
            Construction Materials - 0.0%
    400     U.S. Concrete, Inc. *..............        2,508
                                                 -----------
            Consumer Durables - 0.4%
    900     Brunswick Corp. ...................       42,165
    300     Coachmen Industries, Inc. .........        4,080
    400     Harman International Industries,
              Inc. ............................       35,384
                                                 -----------
                                                      81,629
                                                 -----------
            Drugs & Pharmaceuticals - 1.2%
    500     Abbott Laboratories................       23,310
    200     Alpharma, Inc., Class A............        2,464
    300     Bone Care International, Inc. *....        7,782
  1,100     Dade Behring Holdings, Inc. *......       64,823
    400     First Horizon Pharmaceutical Corp.
              *................................        6,752
  1,200     Genzyme Corp. *....................       68,688
  1,200     Immucor, Inc. *....................       36,228
    300     Lifecore Biomedical, Inc. *........        5,331
    400     Matrixx Initiatives, Inc. *........        4,516
    700     United Therapeutics Corp. *........       31,987
    400     Weider Nutrition International,
              Inc. *...........................        2,436
                                                 -----------
                                                     254,317
                                                 -----------
            Electric Utilities - 1.7%
  2,200     Constellation Energy Group,
              Inc. ............................      113,740
    100     Duke Energy Corp. .................        2,801
    100     Green Mountain Power Corp. ........        2,930
  2,100     PG&E Corp. ........................       71,610
  1,300     TXU Corp. .........................      103,519
  1,200     Westar Energy, Inc. ...............       25,968
  2,000     Xcel Energy, Inc. .................       34,360
                                                 -----------
                                                     354,928
                                                 -----------
            Financial Investments - 1.1%
    700     Aaron Rents, Inc., Class A.........       12,432
    100     California First National
              Bancorp..........................        1,250
    600     Choice Hotels International,
              Inc. ............................       37,170
    300     Electro Rent Corp. *...............        4,026
    185     ePlus, Inc. *......................        2,159
  4,000     General Electric Co. ..............      144,240
    600     MCG Capital Corp. .................        9,231
    200     Shenandoah Telecommunications
              Co. .............................        6,200
    400     SurModics, Inc. *..................       12,764
    200     Universal Compression Holdings,
              Inc. *...........................        7,574
    200     Willis Lease Finance Corp. *.......        1,650
                                                 -----------
                                                     238,696
                                                 -----------

                         See the accompanying notes to the financial statements.


82  Laudus Funds Annual Report

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg Global Long/Short Equity Fund (a)


 SHARES                                             VALUE
------------------------------------------------------------
            COMMON STOCK, UNITED STATES continued
            Forest Products & Paper - 1.0%
    200     Buckeye Technologies, Inc. *.......  $     2,160
    300     Chesapeake Corp. ..................        6,306
    300     CSS Industries, Inc. ..............       10,965
  1,400     Louisiana-Pacific Corp. ...........       35,196
    200     Nashua Corp. *.....................        1,740
    800     Universal Forest Products, Inc. ...       31,080
  1,800     Weyerhaeuser Co. ..................      123,300
                                                 -----------
                                                     210,747
                                                 -----------
            Furniture & Household Items - 0.8%
    300     A. T. Cross Co., Class A *.........        1,770
  2,100     Acuity Brands, Inc. ...............       56,700
    200     American Biltrite, Inc. *..........        2,250
    200     American Locker Group, Inc. *......        1,080
    200     Chase Corp. .......................        3,144
    300     Communications Systems, Inc. ......        3,420
    200     Congoleum Corp., Class A *.........        1,060
    300     Genlyte Group, Inc. *..............       26,991
  1,100     Griffon Corp. *....................       23,551
    100     JAKKS Pacific, Inc. *..............        2,147
    200     Juno Lighting, Inc. ...............        7,560
    600     K2, Inc. *.........................        8,250
    300     Lamson & Sessions Co. *............        2,985
    300     Mikohn Gaming Corp. *..............        3,768
    800     Movado Group, Inc. ................       14,800
    700     Steelcase, Inc., Class A...........        9,660
                                                 -----------
                                                     169,136
                                                 -----------
            Gas & Other Public Utilities - 0.5%
    300     California Water Service Group.....       10,011
    100     Casella Waste Systems, Inc., Class
              A *..............................        1,323
    300     Clean Harbors, Inc. *..............        5,502
    400     Duratek, Inc. *....................        7,980
  3,800     NiSource, Inc. ....................       86,602
    200     Waste Industries USA, Inc. ........        2,780
                                                 -----------
                                                     114,198
                                                 -----------
            Government Aircraft & Defense - 0.8%
    200     I.D. Systems, Inc. *...............        2,216
    300     Innovative Solutions & Support,
              Inc. *...........................        9,525
    200     LaBarge, Inc. *....................        2,618
  2,100     Raytheon Co. ......................       81,270
    700     Textron, Inc. .....................       52,234
    200     Todd Shipyards Corp. ..............        3,784
    300     United Industrial Corp. ...........        8,886
                                                 -----------
                                                     160,533
                                                 -----------
            Health Care & Hospital - 2.8%
  2,000     Aetna, Inc. .......................      149,900
  1,100     Coventry Health Care, Inc. *.......       74,954
    900     Humana, Inc. *.....................       28,746
    600     Kindred Healthcare, Inc. *.........       21,060
    400     Medcath Corp. *....................       11,720
    300     National Dentex Corp. *............        5,910
    300     National Home Health Care Corp. ...        3,474
    700     RehabCare Group, Inc. *............       20,097

 SHARES                                             VALUE
------------------------------------------------------------
            COMMON STOCK, UNITED STATES continued
            Health Care & Hospital continued
    700     Triad Hospitals, Inc. *............  $    35,070
  2,600     UnitedHealth Group, Inc. ..........      247,988
                                                 -----------
                                                     598,919
                                                 -----------
            Information & Services - 3.2%
    200     Ablest, Inc. *.....................        1,460
    600     ABM Industries, Inc. ..............       11,538
    300     Angelica Corp. ....................        8,400
    700     Bluegreen Corp. *..................        8,995
    900     Brink's Co. .......................       31,140
    300     Butler International, Inc. *.......        1,464
    300     Carriage Services, Inc. *..........        1,671
    220     Cass Information Systems, Inc. ....        8,470
  1,700     Checkfree Corp. *..................       69,292
    300     Cornell Cos., Inc. *...............        3,780
    700     Covance, Inc. *....................       33,327
    400     Dun & Bradstreet Corp. *...........       24,580
    200     Ecology and Environment, Inc.,
              Class A..........................        1,416
    300     Exponent, Inc. *...................        7,167
    300     Forrester Research, Inc. *.........        4,224
    600     Heidrick & Struggles International,
              Inc. *...........................       22,062
    200     Hudson Highland Group, Inc. *......        3,418
    500     Jones Lang LaSalle, Inc. *.........       23,325
    300     Kendle International, Inc. *.......        3,450
    500     Kforce, Inc. *.....................        5,495
    700     Labor Ready, Inc. *................       13,055
    600     Laureate Education, Inc. *.........       25,674
    500     Layne Christensen Co. *............        8,635
    200     MAXIMUS, Inc. .....................        6,698
    200     Metal Management, Inc. ............        5,136
    200     Michael Baker Corp. *..............        4,410
    450     Monro Muffler Brake, Inc. *........       11,615
  1,000     Moody's Corp. .....................       80,860
    600     MPS Group, Inc. *..................        6,306
    200     National Technical Systems, Inc.
              *................................          860
    580     NCO Group, Inc. *..................       11,339
    200     Nobel Learning Communities, Inc.
              *................................        1,670
    400     Opinion Research Corp. *...........        2,804
  1,300     Parexel International Corp. *......       30,550
    600     Per-Se Technologies, Inc. *........        9,210
    500     Pharmaceutical Product.............       24,225
            Development, Inc. *
    100     Pre-Paid Legal Services, Inc. .....        3,384
  2,000     Prudential Financial, Inc. ........      114,800
    300     RCM Technologies, Inc. *...........        1,512
    400     Register.com, Inc. *...............        2,348
    600     Robert Half International, Inc. ...       16,176
    300     Steiner Leisure Ltd. *.............        9,807
  1,700     TeleTech Holdings, Inc. *..........       21,964
                                                 -----------
                                                     687,712
                                                 -----------
            Instruments - 4.0%
    200     Allied Healthcare Products, Inc.
              *................................        1,292
  1,100     American Medical Systems Holdings,
              Inc. *...........................       18,898
    200     American Science & Engineering,
              Inc. *...........................        8,942

See the accompanying notes to the financial statements.


                                                  Laudus Funds Annual Report  83

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg Global Long/Short Equity Fund (a)


 SHARES                                             VALUE
------------------------------------------------------------
            COMMON STOCK, UNITED STATES continued
            Instruments continued
    600     Armor Holdings, Inc. *.............  $    22,254
    300     ArthroCare Corp. *.................        8,550
    200     Atrion Corp. ......................        9,727
    600     Bausch & Lomb, Inc. ...............       43,980
    700     C.R. Bard, Inc. ...................       47,656
    100     Checkpoint Systems, Inc. *.........        1,688
    600     Conmed Corp. *.....................       18,072
    438     Cooper Cos., Inc. .................       31,930
    400     Cyberonics, Inc. *.................       17,668
    700     Datascope Corp. ...................       21,406
    300     DJ Orthopedics, Inc. *.............        7,515
  1,000     Edwards Lifesciences Corp. *.......       43,220
    500     Esterline Technologies Corp. *.....       17,275
    300     Integra LifeSciences Holdings *....       10,566
  1,200     Invacare Corp. ....................       53,556
  3,400     Johnson & Johnson..................      228,344
  1,400     Johnson Controls, Inc. ............       78,064
    100     K-Tron International, Inc. *.......        3,044
    100     Kewaunee Scientific Corp. .........          744
    300     LoJack Corp. *.....................        4,131
  2,100     Medtronic, Inc. ...................      106,995
    300     Mesa Laboratories, Inc. ...........        4,141
    300     Natus Medical, Inc. *..............        2,508
  1,300     PerkinElmer, Inc. .................       26,819
    200     Thermo Electron Corp. *............        5,058
    600     Thoratec Corp. *...................        7,332
                                                 -----------
                                                     851,375
                                                 -----------
            Insurance - 3.3%
  1,800     ACE Ltd. ..........................       74,286
  1,900     Allstate Corp. ....................      102,714
    300     Ambac Financial Group, Inc. .......       22,425
    300     American Safety Insurance Holdings
              Ltd. *...........................        4,470
    500     AmerUs Group Co. ..................       23,625
  1,050     Cincinnati Financial Corp. ........       45,791
    800     Everest Re Group Ltd. .............       68,088
    500     Fpic Insurance Group, Inc. *.......       16,075
    200     Great American Financial Resources,
              Inc. ............................        3,388
    900     HCC Insurance Holdings, Inc. ......       32,544
  1,000     Lincoln National Corp. ............       45,140
    400     Loews Corp. .......................       29,416
    600     Max Re Capital Ltd. ...............       14,118
    700     MBIA, Inc. ........................       36,596
    200     Merchants Group, Inc. .............        4,870
    100     National Western Life Insurance
              Co., Class A *...................       17,094
    500     PacifiCare Health Systems, Inc.
              *................................       28,460
    600     Radian Group, Inc. ................       28,644
    800     SAFECO Corp. ......................       38,968
    200     Selective Insurance Group, Inc. ...        9,246
  3,100     UnumProvident Corp. ...............       52,762
    100     WellPoint, Inc. *..................       12,535
                                                 -----------
                                                     711,255
                                                 -----------

 SHARES                                             VALUE
------------------------------------------------------------
            COMMON STOCK, UNITED STATES continued
            Integrated Oil Cos. - 0.4%
    200     ConocoPhillips.....................  $    21,568
    300     Murphy Oil Corp. ..................       29,619
    600     Occidental Petroleum Corp. ........       42,702
                                                 -----------
                                                      93,889
                                                 -----------
            IT Hardware - 3.3%
    600     Amphenol Corp., Class A............       22,224
    700     Avocent Corp. *....................       17,962
    600     Cobra Electronics Corp. *..........        4,530
    800     Comverse Technology, Inc. *........       20,176
  1,800     Crown Castle International Corp.
              *................................       28,908
  1,006     Digi International, Inc. *.........       13,802
    200     DIRECTV Group, Inc. *..............        2,884
    400     EFJ, Inc. *........................        3,292
    100     EMS Technologies, Inc. *...........        1,360
    800     Energy Conversion Devices, Inc.
              *................................       18,184
    200     Espey Manufacturing & Electronics
              Corp. ...........................        5,270
    800     Evergreen Solar, Inc. *............        5,656
  2,600     Harris Corp. ......................       84,890
    600     L-3 Communications Holdings,
              Inc. ............................       42,612
  1,100     Lam Research Corp. *...............       31,746
  5,300     Marvell Technology Group Ltd. *....      203,202
    200     Merrimac Industries, Inc. *........        1,790
    700     Microsemi Corp. *..................       11,403
  9,200     Motorola, Inc. ....................      137,724
    300     Park Electrochemical Corp. ........        6,078
    500     Photronics, Inc. *.................        9,050
    200     RF Monolithics, Inc. *.............          912
    300     Semitool, Inc. *...................        3,060
    200     Sparton Corp. *....................        1,866
    300     ViaSat, Inc. *.....................        5,607
    900     Virage Logic Corp. *...............        9,864
                                                 -----------
                                                     694,052
                                                 -----------
            Land & Water Transportation - 0.6%
    400     Celadon Group, Inc. *..............        7,420
  1,200     CNF, Inc. .........................       56,148
    300     EGL, Inc. *........................        6,840
    500     General Maritime Corp. *...........       24,220
    675     Marten Transport Ltd. *............       14,398
    400     U.S. Xpress Enterprises, Inc.,
              Class A *........................        6,540
    700     Werner Enterprises, Inc. ..........       13,601
                                                 -----------
                                                     129,167
                                                 -----------
            Mainframe & Minicomputers - 0.6%
  3,000     Apple Computer, Inc. *.............      125,010
    300     Dell, Inc. *.......................       11,526
                                                 -----------
                                                     136,536
                                                 -----------
            Metal Products & Machinery - 2.1%
  1,000     American Standard Cos., Inc. ......       46,480
  1,000     Black & Decker Corp. ..............       78,990
    200     Bonso Electronics International,
              Inc. ............................          884
    200     Chicago Rivet & Machine Co. .......        6,220
    200     Eastern Co. .......................        4,420
    300     ESCO Technologies, Inc. *..........       24,105
    500     Gerber Scientific, Inc. *..........        3,640
    300     Greenbrier Cos., Inc. .............       10,527
    300     Kennametal, Inc. ..................       14,247

                         See the accompanying notes to the financial statements.


84  Laudus Funds Annual Report

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg Global Long/Short Equity Fund (a)


 SHARES                                             VALUE
------------------------------------------------------------
            COMMON STOCK, UNITED STATES continued
            Metal Products & Machinery continued
    500     MagneTek, Inc. *...................  $     2,665
    100     P & F Industries, Inc. *...........        1,506
    100     Regal-Beloit Corp. ................        2,879
    200     Robbins & Myers, Inc. .............        4,402
  1,200     Rockwell Automation, Inc. .........       67,968
    300     SL Industries, Inc. *..............        4,191
    200     Standard Motor Products, Inc. .....        2,340
    100     Standex International Corp. .......        2,730
    500     Tecumseh Products Co., Class B.....       19,568
    600     Timken Co. ........................       16,404
  3,300     Tyco International Ltd. ...........      111,539
    108     Velcro Industries NV...............        1,429
    600     York International Corp. ..........       23,508
                                                 -----------
                                                     450,642
                                                 -----------
            Miscellaneous Finance - 1.7%
  1,000     A.G. Edwards, Inc. ................       44,800
    400     Affiliated Managers Group, Inc.
              *................................       24,812
    400     BlackRock, Inc., Class A...........       29,972
    200     Chicago Mercantile Exchange........       38,806
  2,500     Citigroup, Inc. ...................      112,351
    200     Franklin Resources, Inc. ..........       13,730
    483     Knight Trading Group, Inc., Class A
              *................................        4,656
    600     Legg Mason, Inc. ..................       46,884
    900     Raymond James Financial, Inc. .....       27,270
    533     Stifel Financial Corp. *...........       11,619
    300     SWS Group, Inc. ...................        4,809
                                                 -----------
                                                     359,709
                                                 -----------
            Oil & Coal Resources - 1.9%
  1,100     Anadarko Petroleum Corp. ..........       83,710
    300     Callon Petroleum Co. *.............        4,662
    300     Chesapeake Energy Corp. ...........        6,582
    500     Comstock Resources, Inc. *.........       14,370
    300     Delta Petroleum Corp. *............        4,362
    300     Edge Petroleum Corp. *.............        4,968
  1,000     Magnum Hunter Resources, Inc. *....       16,110
    300     Meridian Resource Corp. *..........        1,548
    200     Noble Energy, Inc. ................       13,604
    200     Peabody Energy Corp. ..............        9,272
    200     Petrohawk Energy Corp. *...........        2,096
    900     Plains Exploration & Product Co.
              *................................       31,410
    800     Resource America, Inc., Class A....       28,036
    400     Southwestern Energy Co. *..........       22,704
    400     Tri-Valley Corp. *.................        3,160
    500     Ultra Petroleum Corp. *............       25,400
  3,732     XTO Energy, Inc. ..................      122,559
                                                 -----------
                                                     394,553
                                                 -----------
            Oil Distribution - 0.6%
  1,300     Ashland, Inc. .....................       87,711
    600     Questar Corp. .....................       35,550
    100     Sunoco, Inc. ......................       10,352
                                                 -----------
                                                     133,613
                                                 -----------
            Oil Drilling & Services - 3.5%
    200     Atwood Oceanics, Inc. *............       13,308
  1,800     Baker Hughes, Inc. ................       80,082
    600     Cal Dive International, Inc. *.....       27,180
    400     Dawson Geophysical Co. *...........        9,680

 SHARES                                             VALUE
------------------------------------------------------------
            COMMON STOCK, UNITED STATES continued
            Oil Drilling & Services continued
  2,800     Grant Prideco, Inc. *..............  $    67,648
  2,300     Grey Wolf, Inc. *..................       15,134
  2,100     Halliburton Co. ...................       90,825
  1,000     McDermott International, Inc. *....       18,930
  1,000     Nabors Industries Ltd. *...........       59,140
  1,772     National-Oilwell, Inc. *...........       82,752
    300     Newpark Resources *................        1,767
  1,700     Noble Corp. .......................       95,557
    300     Pioneer Drilling Co. *.............        4,131
  1,800     Transocean, Inc. *.................       92,628
    300     Unit Corp. *.......................       13,551
    600     Veritas DGC, Inc. *................       17,976
    400     W-H Energy Services, Inc. *........        9,572
    800     Weatherford International Ltd. *...       46,352
                                                 -----------
                                                     746,213
                                                 -----------
            Photooptical, Micros & Office Machinery - 0.7%
    600     Diebold, Inc. .....................       32,910
  1,700     Eastman Kodak Co. .................       55,335
    900     EMC Corp. *........................       11,088
    300     PAR Technology Corp. *.............        4,671
    200     Printronix, Inc. ..................        3,220
  1,000     Storage Technology Corp. *.........       30,800
    210     Wells-Gardner Electronics Corp.
              *................................        1,006
    300     X-Rite, Inc. ......................        4,512
                                                 -----------
                                                     143,542
                                                 -----------
            Publishing, Broadcasting & Cinema - 0.6%
    500     Bowne & Co., Inc. .................        7,520
    400     Central European Media Enterprises
              Ltd., Class A *..................       19,784
    300     Champion Industries, Inc. .........        1,230
    400     Image Entertainment, Inc. *........        2,188
    200     Outlook Group Corp. ...............        1,466
    600     Paxar Corp. *......................       12,804
  1,300     Reader's Digest Association,
              Inc. ............................       22,503
    500     Regent Communications, Inc. *......        2,675
    400     Scholastic Corp. *.................       14,756
  2,500     Sirius Satellite Radio, Inc. *.....       14,050
  1,100     Time Warner, Inc. *................       19,305
    200     Tufco Technologies, Inc. *.........        1,290
    200     Viacom, Inc. ......................        7,008
    100     XM Satellite Radio Holdings, Inc.,
              Class A *........................        3,150
                                                 -----------
                                                     129,729
                                                 -----------
            Real Estate Development - 0.1%
    200     Amrep Corp. .......................        4,900
    200     ILX Resorts, Inc. .................        2,046
    100     J.W. Mays, Inc. *..................        1,688
    100     Patriot Transportation Holding,
              Inc. *...........................        5,207
  1,500     Stewart Enterprises, Inc., Class A
              *................................        9,225
    300     Tarragon Corp. *...................        6,057
                                                 -----------
                                                      29,123
                                                 -----------
            Real Estate Investment Trusts - 1.3%
    300     Bedford Property Investors,
              Inc. ............................        6,549
    300     CBL & Associates Properties,
              Inc. ............................       21,453
    400     Commercial NET Lease Realty........        7,380
    300     Correctional Properties Trust......        7,575

See the accompanying notes to the financial statements.

                                                  Laudus Funds Annual Report  85

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg Global Long/Short Equity Fund (a)


 SHARES                                             VALUE
------------------------------------------------------------
            COMMON STOCK, UNITED STATES continued
            Real Estate Investment Trusts continued
  2,600     HRPT Properties Trust..............  $    30,966
  2,200     iStar Financial, Inc. .............       90,596
    300     Mission West Properties............        3,180
    300     National Health Investors, Inc. ...        7,794
    300     One Liberty Properties, Inc. ......        5,598
    300     Parkway Properties, Inc. ..........       14,010
    300     Pennsylvania Real Estate Investment
              Trust............................       12,096
    200     Presidential Realty Corp., Class
              B................................        1,800
    500     SL Green Realty Corp. .............       28,110
  2,000     Trizec Properties, Inc. ...........       38,000
    200     Windrose Medical Properties
              Trust............................        2,742
    400     Winston Hotels, Inc. ..............        4,680
                                                 -----------
                                                     282,529
                                                 -----------
            Restaurants, Hotels & Theaters - 1.0%
    200     Ark Restaurants Corp. .............        6,575
    300     Century Casinos, Inc. *............        2,721
  1,700     CKE Restaurants, Inc. *............       26,945
    100     Darden Restaurants, Inc. ..........        3,068
    200     Dave & Buster's, Inc. *............        3,740
    600     Famous Dave's of America, Inc. *...        8,448
    200     Frisch's Restaurants, Inc. ........        5,198
  1,200     Hilton Hotels Corp. ...............       26,820
    400     Interstate Hotels & Resorts, Inc.
              *................................        1,928
  1,000     Landry's Restaurants, Inc. ........       28,920
    300     Lone Star Steakhouse & Saloon,
              Inc. ............................        8,672
    600     Marcus Corp. ......................       12,300
    600     Monarch Casino & Resort, Inc. *....       11,940
    200     Nathan's Famous, Inc. *............        1,690
    300     Rubio's Restaurants, Inc. *........        3,000
    200     Star Buffet, Inc. .................        1,478
    300     Starbucks Corp. *..................       15,498
    500     Station Casinos, Inc. .............       33,775
                                                 -----------
                                                     202,716
                                                 -----------
            Retail - 6.1%
  1,300     7-Eleven, Inc. *...................       31,226
  1,200     Abercrombie & Fitch Co., Class A...       68,688
    800     Aeropostale, Inc. *................       26,200
  2,300     American Eagle Outfitters, Inc. ...       67,965
    200     Blair Corp. .......................        6,594
    500     Books-A-Million, Inc. .............        4,550
  1,200     Borders Group, Inc. ...............       31,944
  1,800     Caremark Rx, Inc. *................       71,604
    800     Charming Shoppes *.................        6,504
  2,900     Chico's FAS, Inc. *................       81,954
    400     Children's Place Retail Stores,
              Inc. *...........................       19,100
    200     Collegiate Pacific, Inc. ..........        2,210
  1,800     CVS Corp. .........................       94,716
    800     eBay, Inc. *.......................       29,808
    300     EZCORP, Inc., Class A *............        3,984
  1,300     Federated Department Stores,
              Inc. ............................       82,732
    300     Gottschalks, Inc. *................        3,105
  1,000     GSI Commerce, Inc. *...............       13,530
    600     Guess?, Inc. *.....................        8,220
    300     Hastings Entertainment, Inc. *.....        2,001
  1,400     Home Depot, Inc. ..................       53,536
  3,000     J.C. Penney Co., Inc. .............      155,759

 SHARES                                             VALUE
------------------------------------------------------------
            COMMON STOCK, UNITED STATES continued
            Retail continued
    400     Longs Drug Stores Corp. ...........  $    13,688
  1,700     Nordstrom, Inc. ...................       94,146
  2,000     Office Depot, Inc. *...............       44,360
    300     Overstock.com, Inc. *..............       12,897
    200     PC Mall, Inc. *....................        2,484
    300     Retail Ventures, Inc. *............        2,733
    200     Rush Enterprises, Inc., Class B
              *................................        3,372
    100     S&K Famous Brands, Inc. *..........        1,628
    200     Shoe Carnival, Inc. *..............        3,500
    300     Stage Store, Inc. *................       11,517
    400     Stamps.com, Inc. *.................        6,640
    700     Stein Mart, Inc. *.................       15,750
  1,200     Supervalu, Inc. ...................       40,020
  2,500     TJX Cos., Inc. ....................       61,575
  2,300     Toys R US, Inc. *..................       59,248
    700     UGI Corp. .........................       31,794
    100     Urban Outfitters, Inc. *...........        4,797
    300     Varsity Group, Inc. *..............        2,100
                                                 -----------
                                                   1,278,179
                                                 -----------
            Soaps & Cosmetics - 1.1%
  4,100     Avon Products, Inc. ...............      176,054
    200     CPAC, Inc. ........................        1,070
    900     Elizabeth Arden, Inc. *............       21,366
    700     Estee Lauder Cos., Inc., Class A...       31,486
    200     Parlux Fragrances, Inc. *..........        4,330
                                                 -----------
                                                     234,306
                                                 -----------
            Software - 4.9%
    600     Activision, Inc. *.................        8,880
  1,200     Adobe Systems, Inc. ...............       80,604
    700     Allscripts Healthcare Solution,
              Inc. *...........................       10,010
    400     American Software, Inc., Class A...        2,596
    200     Ansoft Corp. *.....................        5,396
    300     Applix, Inc. *.....................        1,808
  3,200     Autodesk, Inc. ....................       95,232
    200     Cerner Corp. *.....................       10,502
  1,000     Ciber, Inc. *......................        7,270
  2,600     Cognizant Technology Solutions
              Corp. *..........................      120,120
  1,100     Computer Sciences Corp. *..........       50,435
    400     Dendrite International, Inc. *.....        5,616
    300     Edgewater Technology, Inc. *.......        1,254
  3,100     Electronic Data Systems Corp. .....       64,077
    400     First Consulting Group, Inc. *.....        2,080
    101     HMS Holdings Corp. *...............          747
    500     Hyperion Solutions Corp. *.........       22,055
    200     Infocrossing, Inc. *...............        3,168
  2,200     International Business Machines
              Corp. ...........................      201,035
    365     JDA Software Group, Inc. *.........        5,125
    300     Keynote Systems, Inc. *............        3,561
    800     Macromedia, Inc. *.................       26,800
    300     Moldflow Corp. *...................        4,797
    200     Netmanage, Inc. *..................        1,322
    400     NetScout Systems, Inc. *...........        1,780
    300     Niku Corp. *.......................        5,415
    200     NWH, Inc. .........................        2,960
    400     PDF Solutions, Inc. *..............        5,600

                         See the accompanying notes to the financial statements.

86  Laudus Funds Annual Report

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg Global Long/Short Equity Fund (a)


 SHARES                                             VALUE
------------------------------------------------------------
            COMMON STOCK, UNITED STATES continued
            Software continued
  1,000     Perot Systems Corp., Class A *.....  $    13,440
    800     Phoenix Technologies Ltd. *........        7,616
    500     Radiant Systems, Inc. *............        4,900
    300     Redback Networks, Inc. *...........        1,794
    300     SPSS, Inc. *.......................        5,217
    300     Stellent, Inc. *...................        2,523
    400     SYKES Enterprises, Inc. *..........        2,748
    700     Take-Two Interactive Software, Inc.
              *................................       27,370
    300     TALX Corp. ........................        5,448
    200     TechTeam Global, Inc. *............        2,206
    600     THQ, Inc. *........................       16,884
    100     Tier Technologies, Inc., Class B
              *................................          737
  1,300     TriZetto Group, Inc. *.............       12,103
    300     TSR, Inc. .........................        2,421
    200     Ulticom, Inc. *....................        2,226
    400     Ultimate Software Group, Inc. *....        6,392
    400     Verint Systems, Inc. *.............       13,976
  3,000     VeriSign, Inc. *...................       86,100
    300     Websense, Inc. *...................       16,140
  1,200     Wind River Systems, Inc. *.........       18,096
    800     Witness Systems, Inc. *............       14,040
                                                 -----------
                                                   1,012,622
                                                 -----------
            Textiles & Apparel - 1.4%
    600     Ashworth, Inc. *...................        6,834
  2,300     Coach, Inc. *......................      130,249
    300     Deckers Outdoor Corp. *............       10,722
    700     DHB Industries, Inc. *.............        6,160
    300     Dixie Group, Inc. *................        4,746
    200     Haggar Corp. ......................        4,038
    200     Hallwood Group, Inc. *.............       26,000
    200     Hampshire Group Ltd. *.............        7,990
    700     Liz Claiborne, Inc. ...............       28,091
    800     Polo Ralph Lauren Corp. ...........       31,040
    700     Quiksilver, Inc. *.................       20,321
    400     Saucony, Inc., Class A.............        9,080
    200     Tandy Brands Accessories, Inc. ....        2,994
    200     Timberland Co., Class A *..........       14,186
                                                 -----------
                                                     302,451
                                                 -----------
            Wholesale - 1.0%
    447     Aristotle Corp. *..................        3,236
  1,200     Arrow Electronics, Inc. *..........       30,420
    700     Aviall, Inc. *.....................       19,600
    200     Bell Microproducts, Inc. *.........        1,496
    300     Cantel Medical Corp. *.............        8,688
    300     Delta Apparel, Inc. ...............        8,880
    300     Department 56, Inc. *..............        5,238
    300     Enesco Group, Inc. *...............        1,995

SHARES OR
PRINCIPAL                                           VALUE
------------------------------------------------------------
            COMMON STOCK, UNITED STATES continued
            Wholesale continued
    200     GTSI Corp. *.......................  $     1,940
    400     Handleman Co. .....................        7,584
    100     Hughes Supply, Inc. ...............        2,975
  1,000     Patterson Cos., Inc. *.............       49,950
    300     Pomeroy IT Solutions, Inc. *.......        4,470
    200     Scansource, Inc. *.................       10,366
    200     Ventiv Health, Inc. *..............        4,600
    600     W.W. Grainger, Inc. ...............       37,362
    700     WESCO International, Inc. *........       19,600
                                                 -----------
                                                     218,400
                                                 -----------
                                                  13,925,665
                                                 -----------
            TOTAL COMMON STOCK
              (COST $15,222,026)...............   18,280,586
                                                 -----------
            RIGHTS - 0.0%
            GERMANY - 0.0%
            Electric Utilities - 0.0%
  1,200     Energie Baden-Wuerttemberg AG......          187
                                                 -----------
            TOTAL RIGHTS (COST $0).............          187
                                                 -----------
            REPURCHASE AGREEMENT - 18.9%
            UNITED STATES - 18.9%
$4,017,826  Bear Stearns dated 3/31/05, due
              4/1/05 at 2.63% with a maturity
              value of $4,018,120 (Fully
              collateralized by U.S. Treasury
              Bills)...........................    4,017,826
                                                 -----------
            TOTAL REPURCHASE AGREEMENT (COST
              $4,017,826)......................    4,017,826
                                                 -----------
            TOTAL INVESTMENTS (COST
              $19,239,852) (b) -- 105.0%.......   22,298,599
            NET OTHER ASSETS
              (LIABILITIES) -- (5.0)%..........   (1,065,180)
                                                 -----------
            NET ASSETS -- 100.0%...............  $21,233,419
                                                 ===========

---------------

*  Non-income producing security.

(a) All long positions are pledged as collateral for securities sold short.

(b) The aggregate cost for federal income tax purposes is $19,351,864 and differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation....................  $3,156,032
    Unrealized depreciation....................    (209,297)
                                                 ----------
    Net unrealized appreciation................  $2,946,735
                                                 ==========

See the accompanying notes to the financial statements.


                                                  Laudus Funds Annual Report  87

Financial Statements

Statement of Securities Sold Short

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND as of 3/31/05

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK - 84.7%
            AUSTRIA - 0.2%
            Electric Utilities - 0.2%
     200    Oesterreichische
              Elektrizitaetswirtschafts AG,
              Class A.........................  $    45,488
                                                -----------
            BELGIUM - 1.4%
            Beer, Liquor & Tobacco - 0.2%
   1,114    InBev.............................       39,105
                                                -----------
            Drugs & Pharmaceuticals - 0.2%
     691    UCB SA............................       33,524
                                                -----------
            Electric Utilities - 0.4%
     180    Electrabel SA.....................       80,965
                                                -----------
            Financial Investments - 0.3%
     900    Groupe Bruxelles Lambert SA.......       82,288
                                                -----------
            Wholesale - 0.3%
   2,000    Agfa Gevaert NV...................       70,155
                                                -----------
                                                    306,037
                                                -----------
            DENMARK - 0.6%
            Beer, Liquor & Tobacco - 0.2%
     800    Carlsberg A/S, Class B............       39,775
                                                -----------
            Drugs & Pharmaceuticals - 0.3%
   1,299    H. Lundbeck A/S...................       31,613
     729    Novo-Nordisk A/S, Class B.........       40,696
                                                -----------
                                                     72,309
                                                -----------
            Instruments - 0.1%
     396    William Demant Holding A/S *......       19,827
                                                -----------
                                                    131,911
                                                -----------
            FINLAND - 0.3%
            Forest Products & Paper - 0.2%
   2,100    UPM-Kymmene Oyj...................       46,670
                                                -----------
            Software - 0.1%
     496    Tietoenator Oyj...................       16,999
                                                -----------
                                                     63,669
                                                -----------
            FRANCE - 2.2%
            Beer, Liquor & Tobacco - 0.2%
     300    Pernod Ricard.....................       41,992
                                                -----------
            Chemicals & Rubber - 0.3%
     300    L'Air Liquide SA..................       55,326
                                                -----------
            Communications Utilities - 0.2%
   1,500    Publicis Groupe...................       46,163
                                                -----------
            Construction & Homebuilding - 0.2%
   1,021    Autoroutes du Sud de la France....       51,923
                                                -----------
            Publishing, Broadcasting & Cinema - 0.2%
   1,366    JC Decaux SA *....................       37,387
   1,152    Societe Television Francaise 1....       36,532
                                                -----------
                                                     73,919
                                                -----------
            Real Estate Development - 0.1%
     100    Unibail...........................       11,885
                                                -----------

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, FRANCE continued
            Retail - 0.3%
     600    Pinault-Printemps-Redoute SA......  $    64,333
                                                -----------
            Soaps & Cosmetics - 0.2%
     400    L'Oreal SA........................       32,101
                                                -----------
            Software - 0.3%
   1,200    Dassault Systemes SA..............       56,769
                                                -----------
            Wholesale - 0.2%
     575    Essilor International SA..........       41,662
                                                -----------
                                                    476,073
                                                -----------
            GERMANY - 1.8%
            Autos - 0.7%
   2,000    Bayerische Motoren Werke (BMW)
              AG..............................       90,948
   1,200    Volkswagen AG.....................       57,268
                                                -----------
                                                    148,216
                                                -----------
            Drugs & Pharmaceuticals - 0.4%
     569    Altana AG.........................       36,161
     600    Schering AG.......................       40,004
                                                -----------
                                                     76,165
                                                -----------
            Insurance - 0.1%
   2,000    MLP AG............................       29,242
                                                -----------
            IT Hardware - 0.2%
   4,000    Infineon Technologies AG *........       38,366
                                                -----------
            Miscellaneous Finance - 0.2%
     600    Deutsche Boerse AG................       45,267
                                                -----------
            Wholesale - 0.2%
     466    Celesio AG........................       38,034
                                                -----------
                                                    375,290
                                                -----------
            IRELAND - 0.6%
            Airlines - 0.3%
   8,000    Ryanair Holdings plc *............       62,798
                                                -----------
            Banks & Credit Institutions - 0.3%
   2,315    Anglo Irish Bank Corp., plc.......       58,068
                                                -----------
                                                    120,866
                                                -----------
            ITALY - 1.8%
            Autos - 0.2%
  10,000    IFIL -- Finanziaria di
              Partecipazioni S.p.A............       44,383
                                                -----------
            Banks & Credit Institutions - 0.3%
   3,808    Mediobanca S.p.A. ................       66,268
                                                -----------
            Furniture & Household Items - 0.1%
   1,824    Bulgari S.p.A. ...................       21,738
                                                -----------
            Insurance - 0.8%
   3,128    Alleanza Assicurazioni S.p.A. ....       40,938
   1,200    Assicurazioni Generali S.p.A. ....       38,833
   3,997    Mediolanum S.p.A. ................       27,350
   2,700    Riunione Adriatica di Sicurta
              S.p.A. .........................       63,689
                                                -----------
                                                    170,810
                                                -----------
            Publishing, Broadcasting & Cinema - 0.2%
   6,000    Gruppo Editoriale L'Espresso
              S.p.A. .........................       37,722
                                                -----------

                         See the accompanying notes to the financial statements.


88  Laudus Funds Annual Report

Financial Statements--Statement of Securities Sold Short continued

Laudus Rosenberg Global Long/Short Equity Fund


 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, ITALY continued
            Restaurants, Hotels & Theaters - 0.2%
   3,000    Autogrill S.p.A. *................  $    44,994
                                                -----------
                                                    385,915
                                                -----------
            NETHERLANDS - 0.9%
            Banks & Credit Institutions - 0.0%
      81    ABN AMRO Holding NV...............        2,015
                                                -----------
            Cellular & Wireless - 0.3%
   8,000    Koninklijke (Royal) KPN NV........       71,741
                                                -----------
            Financial Investments - 0.2%
   2,744    Reed Elsevier NV..................       41,475
                                                -----------
            IT Hardware - 0.2%
   2,028    ASML Holding NV *.................       34,343
                                                -----------
            Miscellaneous Finance - 0.2%
   1,200    Euronext NV.......................       42,810
                                                -----------
                                                    192,384
                                                -----------
            NORWAY - 1.1%
            Banks & Credit Institutions - 0.3%
   6,000    DNB NOR ASA.......................       61,526
                                                -----------
            Forest Products & Paper - 0.2%
   2,000    Norske Skogindustrier ASA.........       40,067
                                                -----------
            Insurance - 0.0%
     990    Storebrand ASA....................        9,015
                                                -----------
            Real Estate Development - 0.3%
   6,000    Telenor ASA.......................       54,162
                                                -----------
            Wholesale - 0.3%
   1,800    Orkla ASA.........................       66,135
                                                -----------
                                                    230,905
                                                -----------
            SPAIN - 1.2%
            Banks & Credit Institutions - 0.8%
   2,100    Abertis Infraestructuras SA.......       47,571
   4,500    Banco Bilbao Vizcaya Argentaria
              SA..............................       73,456
     900    Banco Popular Espanol SA..........       58,367
                                                -----------
                                                    179,394
                                                -----------
            Metal Products & Machinery - 0.2%
   1,334    Zardoya Otis SA...................       35,784
                                                -----------
            Retail - 0.2%
   1,533    Industria de Diseno Textil SA.....       45,964
                                                -----------
                                                    261,142
                                                -----------
            SWEDEN - 0.4%
            Autos - 0.3%
   1,500    Volvo AB, Class B.................       66,554
                                                -----------
            Communications Utilities - 0.1%
   1,127    Eniro AB..........................       13,361
                                                -----------
                                                     79,915
                                                -----------
            SWITZERLAND - 0.4%
            Furniture & Household Items - 0.2%
   1,400    Swatch Group AG...................       39,114
                                                -----------

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, SWITZERLAND continued
            Information & Services - 0.2%
      52    SGS SA............................  $    37,607
                                                -----------
                                                     76,721
                                                -----------
            UNITED KINGDOM - 7.4%
            Agriculture, Food & Beverage - 0.3%
   3,000    Cadbury Schweppes plc.............       30,073
   4,000    Tate & Lyle plc...................       40,173
                                                -----------
                                                     70,246
                                                -----------
            Airlines - 0.2%
  15,000    Hays plc..........................       37,698
                                                -----------
            Autos - 0.2%
   6,000    GKN plc...........................       28,770
   4,845    Tomkins plc.......................       24,192
                                                -----------
                                                     52,962
                                                -----------
            Banks & Credit Institutions - 1.2%
   6,000    Bradford & Bingley plc............       34,863
   2,096    Cattles plc.......................       13,387
   1,000    Intermediate Capital Group plc....       20,200
   9,000    Lloyds TSB Group plc..............       81,290
   2,700    Provident Financial plc...........       36,122
   3,600    Standard Chartered plc............       64,761
                                                -----------
                                                    250,623
                                                -----------
            Basic Minerals & Metals - 0.3%
   1,200    Antofagasta plc...................       28,934
   1,800    Lonmin plc........................       33,468
                                                -----------
                                                     62,402
                                                -----------
            Beer, Liquor & Tobacco - 0.2%
   1,797    Imperial Tobacco Group plc........       47,165
                                                -----------
            Electric Utilities - 0.4%
   7,363    National Grid Transco plc.........       68,210
   1,600    Viridian Group plc................       22,917
                                                -----------
                                                     91,127
                                                -----------
            Financial Investments - 0.4%
   2,863    Burberry Group plc................       22,154
   6,000    Reed Elsevier plc.................       62,187
                                                -----------
                                                     84,341
                                                -----------
            Furniture & Household Items - 0.1%
   2,000    Brambles Industries plc...........       11,451
                                                -----------
            Information & Services - 0.9%
   4,116    Capita Group plc..................       29,244
   2,100    Intertek Group plc................       30,694
   6,000    Michael Page International plc....       21,995
  12,000    Rentokil Initial plc..............       36,734
   6,000    Taylor Nelson Sofres plc..........       25,170
   5,000    Yell Group plc....................       44,688
                                                -----------
                                                    188,525
                                                -----------
            Instruments - 0.2%
   5,000    Smith & Nephew plc................       47,004
                                                -----------

See the accompanying notes to the financial statements.


                                                  Laudus Funds Annual Report  89

Financial Statements--Statement of Securities Sold Short continued

Laudus Rosenberg Global Long/Short Equity Fund


 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, UNITED KINGDOM continued
            Insurance - 0.6%
     900    Investec plc......................  $    26,445
   2,000    Jardine Lloyd Thompson Group
              plc.............................       14,474
   7,000    Prudential plc....................       66,931
   4,000    St. James's Place Capital plc.....       18,518
                                                -----------
                                                    126,368
                                                -----------
            IT Hardware - 0.1%
  12,000    ARM Holdings plc..................       23,866
                                                -----------
            Miscellaneous Finance - 0.3%
   6,000    Amvescap plc......................       37,840
     611    ICAP plc..........................        3,169
   1,568    London Stock Exchange plc.........       13,444
                                                -----------
                                                     54,453
                                                -----------
            Publishing, Broadcasting & Cinema - 0.6%
   4,732    British Sky Broadcasting Group
              plc.............................       51,906
   2,665    Daily Mail & General Trust, Class
              A...............................       36,258
   1,579    Emap plc..........................       24,765
   1,746    Johnston Press plc................       17,981
                                                -----------
                                                    130,910
                                                -----------
            Restaurants, Hotels & Theaters - 0.1%
   6,000    Rank Group plc....................       31,037
                                                -----------
            Retail - 0.8%
     421    Carpetright plc...................        7,892
  15,000    Dixons Group plc..................       43,296
   3,000    GUS plc...........................       51,642
   6,000    Kesa Electricals plc..............       34,268
  10,000    William Morrison Supermarkets
              plc.............................       37,036
                                                -----------
                                                    174,134
                                                -----------
            Software - 0.3%
   6,000    Misys plc.........................       25,113
   7,881    Sage Group plc....................       29,970
                                                -----------
                                                     55,083
                                                -----------
            Wholesale - 0.2%
   4,000    Electrocomponents plc.............       18,707
   6,000    Premier Farnell plc...............       19,246
                                                -----------
                                                     37,953
                                                -----------
                                                  1,577,348
                                                -----------
            UNITED STATES - 64.4%
            Agriculture, Food & Beverage - 2.3%
     200    Bridgford Foods Corp. *...........        1,798
     200    Coca-Cola Bottling Co. ...........       10,462
   7,600    Coca-Cola Co. ....................      316,692
     900    Coca-Cola Enterprises, Inc. ......       18,468
   2,000    Kellogg Co. ......................       86,540
     600    Monterey Gourmet Foods, Inc. *....        1,920
     200    Penford Corp. ....................        3,250
   1,639    Tootsie Roll Industries, Inc. ....       49,162
                                                -----------
                                                    488,292
                                                -----------

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, UNITED STATES continued
            Airlines - 0.8%
   2,500    Airtran Holdings, Inc. *..........  $    22,625
     600    America West Holdings Corp., Class
              B *.............................        3,258
   1,300    JetBlue Airways Corp. *...........       24,752
   2,500    Northwest Airlines Corp. *........       16,725
   6,700    Southwest Airlines Co. ...........       95,408
                                                -----------
                                                    162,768
                                                -----------
            Autos - 0.6%
     200    American Axle & Manufacturing
              Holdings, Inc...................        4,900
   1,900    Dana Corp. .......................       24,301
   1,500    General Motors Corp. .............       44,085
     700    Gentex Corp. .....................       22,330
     600    Lear Corp. .......................       26,616
     300    Tenneco Automotive, Inc. *........        3,738
                                                -----------
                                                    125,970
                                                -----------
            Banks & Credit Institutions - 3.5%
   1,400    American Express Co. .............       71,918
   1,350    Astoria Financial Corp. ..........       34,155
   1,100    Capital One Financial Corp. ......       82,247
     400    Capitol Federal Financial.........       13,856
     600    CharterMac........................       12,900
     500    Citizens Banking Corp. ...........       14,680
   1,400    Commerce Bancorp, Inc. ...........       45,458
   4,000    E*Trade Financial Corp. *.........       48,000
     300    Encore Capital Group, Inc. *......        4,365
     100    F.N.B. Corp. .....................        1,915
   3,900    Fifth Third Bancorp...............      167,622
   1,100    Hudson City Bancorp, Inc. ........       40,205
     200    Hudson United Bancorp.............        7,050
     300    Midwest Banc Holding, Inc. .......        5,973
   3,800    New York Community Bancorp, Inc...       69,008
   1,100    Northern Trust Corp. .............       47,784
     500    Ocwen Financial Corp. *...........        4,035
   1,764    Old National Bancorp..............       35,809
       5    Park National Corp. ..............          563
   1,785    Valley National Bancorp...........       46,017
                                                -----------
                                                    753,560
                                                -----------
            Basic Minerals & Metals - 0.8%
     600    Alcoa, Inc. ......................       18,234
     400    American Superconductor Corp. *...        3,992
     800    Apex Silver Mines Ltd. *..........       12,816
     300    Encore Wire Corp. *...............        3,060
   1,100    Freeport-McMoRan Copper & Gold,
              Inc.............................       43,571
   1,200    Hecla Mining Co. *................        6,576
   1,600    Newmont Mining Corp. .............       67,600
   1,200    Stillwater Mining Co. *...........       11,820
                                                -----------
                                                    167,669
                                                -----------
            Beer, Liquor & Tobacco - 0.5%
   2,300    Anheuser-Busch Cos., Inc. ........      108,997
                                                -----------
            Biotechnology - 1.7%
     800    Alexion Pharmaceuticals, Inc. *...       17,332
   1,600    Amgen, Inc. *.....................       93,136

                         See the accompanying notes to the financial statements.


90  Laudus Funds Annual Report

Financial Statements--Statement of Securities Sold Short continued

Laudus Rosenberg Global Long/Short Equity Fund


 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, UNITED STATES continued
            Biotechnology continued
     200    Anika Therapeutics, Inc. *........  $     2,560
   1,200    Applera Corp. -- Celera Genomics
              Group *.........................       12,300
     800    ARIAD Pharmaceuticals, Inc. *.....        4,480
     900    Avigen, Inc. *....................        2,511
     200    BioCryst Pharmaceuticals, Inc.
              *...............................          922
     630    BioMarin Pharmaceuticals, Inc.
              *...............................        3,245
     400    Digene Corp. *....................        8,300
     500    Dyax Corp. *......................        1,610
   4,300    Human Genome Sciences, Inc. *.....       39,646
     800    ICOS Corp. *......................       17,968
     800    ImClone Systems, Inc. *...........       27,600
     500    InterMune, Inc. *.................        5,500
     600    Kosan Biosciences, Inc. *.........        2,460
   2,500    Millennium Pharmaceuticals, Inc.
              *...............................       21,050
     800    Myriad Genetics, Inc. *...........       14,712
     700    Nabi Biopharmaceuticals *.........        8,736
     400    Neopharm, Inc. *..................        3,108
     600    Neurocrine Biosciences, Inc. *....       22,836
     400    Noven Pharmaceuticals, Inc. *.....        6,784
     600    Onyx Pharmaceuticals, Inc. *......       18,810
     500    Seattle Genetics, Inc. *..........        2,570
   1,500    Telik, Inc. *.....................       22,620
                                                -----------
                                                    360,796
                                                -----------
            Cellular & Wireless - 0.0%
     300    Boston Communications Group, Inc.
              * ..............................        2,136
                                                -----------
            Chemicals & Rubber - 0.6%
     600    BioSphere Medical, Inc. *.........        2,370
     700    Cabot Microelectronics Corp. *....       21,966
     500    Goodyear Tire & Rubber Co. *......        6,675
     700    MacDermid, Inc. ..................       22,750
     400    Scotts Miracle-Gro Co., Class A
              *...............................       28,092
     700    Valspar Corp. ....................       32,578
     300    WD-40 Co. ........................        9,747
                                                -----------
                                                    124,178
                                                -----------
            Communications Utilities - 0.8%
   2,100    Cablevision Systems New York
              Group, Class A *................       58,905
   2,700    EchoStar Communications Corp.,
              Class A.........................       78,975
   3,400    Mediacom Communications Corp. *...       22,236
     600    Net2Phone, Inc. *.................          966
                                                -----------
                                                    161,082
                                                -----------
            Construction & Homebuilding - 0.2%
   1,500    Champion Enterprises, Inc. *......       14,100
     900    Fleetwood Enterprises, Inc. *.....        7,830
     400    MasTec, Inc. *....................        3,284
     300    Matrix Service Co. *..............        1,305
     300    Modtech Holdings, Inc. *..........        2,550
     200    Orleans Homebuilders, Inc. .......        3,678
     200    Palm Harbor Homes, Inc. *.........        3,252

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, UNITED STATES continued
            Construction & Homebuilding continued
   2,000    Quanta Services, Inc. *...........  $    15,260
                                                -----------
                                                     51,259
                                                -----------
            Consumer Durables - 0.1%
   1,200    Maytag Corp. .....................       16,764
                                                -----------
            Drugs & Pharmaceuticals - 4.1%
     300    Able Laboratories, Inc. *.........        7,038
   1,800    Adolor Corp. *....................       17,892
   1,900    Alkermes, Inc. *..................       19,722
     900    Allergan, Inc. ...................       62,523
   1,400    Amylin Pharmaceuticals, Inc. *....       24,486
     500    Chiron Corp. *....................       17,530
     100    Cubist Pharmaceuticals, Inc. *....        1,062
   1,700    CuraGen Corp. *...................        7,072
   1,200    CV Therapeutics, Inc. *...........       24,432
     700    Discovery Laboratories, Inc. *....        3,941
     300    Dov Pharmaceutical, Inc. *........        4,104
   2,200    Eli Lilly & Co. ..................      114,620
     400    Emisphere Technologies, Inc. *....        1,468
     700    Enzo Biochem, Inc. *..............       10,094
     600    EPIX Pharmaceuticals, Inc. *......        4,200
   1,000    Guilford Pharmaceuticals, Inc.
              *...............................        2,300
   1,900    Hospira, Inc. *...................       61,313
     700    ImmunoGen, Inc. *.................        3,661
   1,300    Immunomedics, Inc. *..............        3,159
   1,500    Inspire Pharmaceuticals, Inc. *...       12,240
   2,200    Isis Pharmaceuticals, Inc. *......        8,514
     500    Kos Pharmaceuticals, Inc. *.......       20,840
   2,600    Merck & Co., Inc. ................       84,162
     901    Neose Technologies, Inc. *........        2,325
     406    Neurogen Corp. *..................        2,874
   2,000    NPS Pharmaceuticals, Inc. *.......       25,240
     600    Pain Therapeutics, Inc. *.........        3,048
     800    Penwest Pharmaceuticals Co. *.....        9,888
     600    Pharmacyclics, Inc. *.............        4,818
     500    POZEN, Inc. *.....................        2,605
   2,700    Protein Design Labs, Inc. *.......       43,173
     200    Santarus, Inc. *..................          972
   6,300    Schering-Plough Corp. ............      114,345
     800    Sciclone Pharmaceuticals, Inc.
              *...............................        2,272
   1,600    Tanox, Inc. *.....................       15,360
   1,200    Transkaryotic Therapies, Inc. *...       29,958
   2,400    Vertex Pharmaceuticals, Inc. *....       22,464
   1,700    Wyeth.............................       71,706
     100    Zymogenetics, Inc. *..............        1,526
                                                -----------
                                                    868,947
                                                -----------
            Electric Utilities - 1.6%
   5,600    AES Corp. *.......................       91,728
   1,700    Allegheny Energy, Inc. *..........       35,122
   1,700    Centerpoint Energy, Inc. .........       20,451
   1,300    Dominion Resources, Inc. .........       96,759
     600    DPL, Inc. ........................       15,000
     400    DTE Energy Co. ...................       18,192
   1,600    Sierra Pacific Resources *........       17,200
     600    Southern Co. .....................       19,098

See the accompanying notes to the financial statements.


                                                  Laudus Funds Annual Report  91

Financial Statements--Statement of Securities Sold Short continued

Laudus Rosenberg Global Long/Short Equity Fund


 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, UNITED STATES continued
            Electric Utilities continued
   2,100    TECO Energy, Inc. ................  $    32,928
                                                -----------
                                                    346,478
                                                -----------
            Financial Investments - 0.8%
     300    Acacia Research -- Acacia
              Technologies *..................        1,698
   1,400    CapitalSource, Inc. *.............       32,200
   1,200    CIT Group, Inc. ..................       45,600
     600    Digital Theater Systems, Inc. *...       10,866
   1,700    InterDigital Communications Corp.
              * ..............................       26,044
   1,900    Marvel Enterprises, Inc. *........       38,000
     400    Rent-A-Center, Inc. *.............       10,924
                                                -----------
                                                    165,332
                                                -----------
            Forest Products & Paper - 1.0%
     300    Avery Dennison Corp. .............       18,579
   1,300    Bowater, Inc. ....................       48,971
   4,900    Graphic Packaging Corp. *.........       21,609
   1,700    Kimberly-Clark Corp. .............      111,741
   1,000    Playtex Products, Inc. *..........        9,000
                                                -----------
                                                    209,900
                                                -----------
            Furniture & Household Items - 0.8%
     700    Alliance Gaming Corp. *...........        6,713
     300    Constar International, Inc. *.....        1,698
     900    Herman Miller, Inc. ..............       27,108
   3,000    International Game Technology.....       79,980
     600    Leapfrog Enterprises, Inc. *......        6,810
     600    Rogers Corp. *....................       24,000
     200    Russ Berrie & Co., Inc. ..........        3,830
     500    Select Comfort Corp. *............       10,220
     300    Tempur-Pedic International, Inc.
              *...............................        5,598
     300    Virco Manufacturing Corp. *.......        2,304
                                                -----------
                                                    168,261
                                                -----------
            Gas & Other Public Utilities - 1.3%
   8,400    El Paso Corp. ....................       88,872
   1,200    Kinder Morgan, Inc. ..............       90,840
     400    SEMCO Energy, Inc. ...............        2,300
     800    Stericycle, Inc. *................       35,360
   2,100    Waste Management, Inc. ...........       60,585
                                                -----------
                                                    277,957
                                                -----------
            Government Aircraft & Defense - 0.1%
     400    Kaman Corp., Class A..............        4,980
     400    Microvision, Inc. *...............        2,332
     300    SiRF Technology Holdings, Inc.
              *...............................        3,348
     300    Sturm Ruger & Co., Inc. ..........        2,079
                                                -----------
                                                     12,739
                                                -----------
            Health Care & Hospital - 1.8%
     600    AMERIGROUP Corp. *................       21,936
     100    Apria Healthcare Group, Inc. *....        3,210
   1,100    Array Biopharma, Inc. *...........        7,711
     400    Hanger Orthopedic Group, Inc. *...        2,380
   2,400    HCA, Inc. ........................      128,568
   1,500    Health Management Associates,
              Inc., Class A...................       39,270

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, UNITED STATES continued
            Health Care & Hospital continued
     500    Lincare Holdings, Inc. *..........  $    22,115
   1,000    OCA, Inc *........................        4,250
     500    Odyssey Healthcare, Inc. *........        5,880
     300    Quest Diagnostics, Inc. ..........       31,539
     400    Specialty Laboratories, Inc. *....        3,820
   6,000    Tenet Healthcare Corp. *..........       69,180
     900    VCA Antech, Inc. *................       18,207
     700    VistaCare, Inc., Class A *........       14,329
                                                -----------
                                                    372,395
                                                -----------
            Information & Services - 3.2%
     700    Administaff, Inc. ................       10,220
     300    Advisory Board Co. *..............       13,110
     900    Apollo Group, Inc., Class A *.....       66,654
     300    Arena Pharmaceuticals, Inc. *.....        1,515
     500    Career Education Corp. *..........       17,130
   1,400    Ceridian Corp. *..................       23,870
     600    Certegy, Inc. ....................       20,772
     500    Charles River Laboratories
              International, Inc. *...........       23,520
     300    Clark, Inc. ......................        4,644
     600    Deluxe Corp. .....................       23,916
   2,000    DeVry, Inc. *.....................       37,840
   1,700    Education Management Corp. *......       47,515
   1,200    Exact Sciences Corp. *............        4,284
   3,200    Exelixis, Inc. *..................       21,696
     600    Gene Logic, Inc. *................        1,884
     900    IMS Health, Inc. .................       21,951
     200    Intersections, Inc. *.............        2,910
     200    iPayment Holdings, Inc. *.........        8,440
   1,300    Iron Mountain, Inc. *.............       37,492
     400    LCC International, Inc., Class A
              *...............................        1,684
     900    Maxygen, Inc. *...................        7,722
     300    Medical Staffing Network Holdings,
              Inc. *..........................        1,983
     300    Netratings, Inc. *................        4,575
   4,400    Paychex, Inc. ....................      144,408
     800    Princeton Review, Inc. *..........        4,408
   2,200    Regeneron Pharmaceuticals, Inc.
              *...............................       11,242
     600    Syntroleum Corp. *................        7,344
   1,200    Total System Services, Inc. ......       29,988
   1,300    Viad Corp. .......................       34,970
   1,100    Weight Watchers International,
              Inc. * .........................       47,278
                                                -----------
                                                    684,965
                                                -----------
            Instruments - 3.3%
     300    Abaxis, Inc. *....................        2,655
     100    Aksys Ltd. *......................          317
   4,400    Applera Corp. -- Applied
              Biosystems Group................       86,856
      65    Aspect Medical Systems, Inc. *....        1,403
     700    Cepheid, Inc. *...................        6,769
     500    Cholestech Corp. *................        5,040
   1,300    Ciphergen Biosystems, Inc. *......        3,601
     500    Closure Medical Corp. *...........       13,350
   1,300    Conceptus, Inc. *.................       10,140

                         See the accompanying notes to the financial statements.


92  Laudus Funds Annual Report

Financial Statements--Statement of Securities Sold Short continued

Laudus Rosenberg Global Long/Short Equity Fund


 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, UNITED STATES continued
            Instruments continued
     300    Daxor Corp. *.....................  $     6,630
     700    Encore Medical Corp. *............        3,766
     700    Formfactor, Inc. *................       15,848
     400    I-Flow Corp. *....................        6,332
     500    ICU Medical, Inc. *...............       17,750
   1,000    IDEXX Laboratories, Inc. *........       54,160
     500    Illumina, Inc. *..................        4,040
     900    Ixia *............................       16,011
     500    Kyphon, Inc. *....................       12,585
     400    LifeCell Corp. *..................        3,560
     700    Luminex Corp *....................        5,271
     200    Measurement Specialties, Inc. *...        4,600
     300    Merit Medical Systems, Inc. *.....        3,597
     600    Micro Therapeutics, Inc. *........        2,316
   1,200    Millipore Corp. *.................       52,080
     700    North American Scientific, Inc.
              *...............................        2,562
   1,000    OraSure Technologies, Inc. *......        7,360
     204    Possis Medical, Inc. *............        1,707
     400    Spectranetics Corp. *.............        2,080
   3,600    St. Jude Medical, Inc. *..........      129,601
     700    Staar Surgical Co. *..............        2,737
     900    Tektronix, Inc. ..................       22,077
     600    ThermoGenesis Corp. *.............        3,000
     400    Utah Medical Products, Inc. ......        8,800
   1,800    Varian Medical Systems, Inc. *....       61,704
     500    Varian, Inc. *....................       18,945
     300    Wright Medical Group, Inc. *......        7,200
   1,200    Zimmer Holdings, Inc. *...........       93,372
                                                -----------
                                                    699,822
                                                -----------
            Insurance - 1.8%
     600    American International Group,
              Inc. ...........................       33,246
   1,000    ChoicePoint, Inc. *...............       40,110
     114    Citizens, Inc. *..................          656
     600    Danielson Holding Corp. *.........       10,350
     200    Hilb Rogal & Hobbs Co. (HRH)......        7,160
   2,600    Marsh & McLennan Cos., Inc. ......       79,092
     700    NDCHealth Corp. ..................       11,186
   1,500    Progressive Corp. ................      137,640
     600    RenaissanceRe Holdings Ltd. ......       28,020
     100    St. Paul Travelers Cos., Inc. ....        3,673
     900    Willis Group Holdings Ltd. .......       33,183
                                                -----------
                                                    384,316
                                                -----------
            IT Hardware - 4.8%
     300    Advanced Energy Industries, Inc.
              *...............................        2,901
   4,300    Altera Corp. *....................       85,054
     300    Brooktrout, Inc. *................        3,375
   1,100    Centillium Communications, Inc.
              *...............................        2,816
   2,700    Cirrus Logic, Inc. *..............       12,204
     300    COMARCO, Inc. *...................        2,595
     700    CommScope, Inc. *.................       10,472
   1,600    Cypress Semiconductor Corp. *.....       20,160
     400    Ditech Communications Corp. *.....        4,988
     500    DSP Group, Inc. *.................       12,880
   1,100    Emulex Corp. *....................       20,724
   1,800    Foundry Networks, Inc. *..........       17,820

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, UNITED STATES continued
            IT Hardware continued
     400    Helix Technology Corp. ...........  $     6,188
     400    Hutchinson Technology, Inc. *.....       13,912
     300    Ibis Technology Corp. *...........          660
     400    Integrated Circuit Systems, Inc.
              *...............................        7,648
     600    Intergrated Silicon Solution, Inc.
              *...............................        4,020
     900    Jabil Circuit, Inc. *.............       25,668
     400    KEMET Corp. *.....................        3,100
   2,200    Kla-Tencor Corp. *................      101,222
     500    Kopin Corp. *.....................        1,535
   1,800    Lattice Semiconductor Corp. *.....        9,666
   3,500    Linear Technology Corp. ..........      134,086
   3,800    LSI Logic Corp. *.................       21,242
   1,800    Maxim Integrated Products,
              Inc. ...........................       73,566
     500    Micrel, Inc. *....................        4,610
   2,824    Microchip Technology, Inc. .......       73,452
   6,000    National Semiconductor Corp. .....      123,660
     300    Parlex Corp. *....................        1,905
   1,100    Pericom Semiconductor Corp. *.....        9,427
   2,200    PMC -- Sierra, Inc. *.............       19,360
   1,100    Rambus, Inc. *....................       16,577
   2,500    Semtech Corp. *...................       44,675
   3,700    Teradyne, Inc. *..................       54,020
     300    Universal Display Corp. *.........        2,097
   1,700    Visteon Corp. ....................        9,707
     300    Vyyo, Inc. *......................        2,229
   2,000    Xilinx, Inc. .....................       58,460
                                                -----------
                                                  1,018,681
                                                -----------
            Land & Water Transportation - 0.4%
   1,300    United Parcel Service, Inc., Class
              B...............................       94,562
                                                -----------
            Mainframe & Minicomputers - 0.0%
   1,000    Cray, Inc. *......................        2,550
     800    Omnicell, Inc. *..................        5,768
                                                -----------
                                                      8,318
                                                -----------
            Metal Products & Machinery - 0.8%
     500    Aaon, Inc. *......................        8,230
     600    Briggs & Stratton Corp. ..........       21,846
     300    Bucyrus International, Inc., Class
              A...............................       11,718
     300    CUNO, Inc. *......................       15,417
     300    Environmental Tectonics Corp. *...        1,557
     600    Fedders Corp. ....................        1,668
     700    Federal Signal Corp. .............       10,619
   1,700    FuelCell Energy, Inc. *...........       16,966
     600    Global Power Equipment Group, Inc.
              * ..............................        5,748
     300    Lindsay Manufacturing Co. ........        5,724
     400    Littelfuse, Inc. *................       11,460
     500    Maxwell Technologies, Inc. *......        4,585
   1,100    Plug Power, Inc. *................        7,260
     700    SPX Corp. ........................       30,296
     200    Transtechnology Corp. *...........        1,550
     500    Varian Semiconductor Equipment
              Associates, Inc. *..............       19,005
                                                -----------
                                                    173,649
                                                -----------

See the accompanying notes to the financial statements.


                                                  Laudus Funds Annual Report  93

Financial Statements--Statement of Securities Sold Short continued

Laudus Rosenberg Global Long/Short Equity Fund


 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, UNITED STATES continued
            Miscellaneous Finance - 1.6%
   2,700    Ameritrade Holding Corp. *........  $    27,567
     900    Federated Investors, Inc., Class
              B...............................       25,479
     700    IndyMac Bancorp, Inc. ............       23,800
   4,200    Instinet Group, Inc. *............       24,696
   2,200    Investment Technology Group, Inc.
              * ..............................       38,500
   2,300    Janus Capital Group, Inc. ........       32,085
     700    Jefferies Group, Inc. ............       26,376
   1,200    Morgan Stanley....................       68,700
   1,400    Waddell & Reed Financial, Inc.,
              Class A.........................       27,636
   1,600    WP Stewart & Co., Ltd. ...........       36,256
                                                -----------
                                                    331,095
                                                -----------
            Oil & Coal Resources - 0.2%
     200    Clayton Williams Energy, Inc. *...        5,180
     500    Energen Corp. ....................       33,300
                                                -----------
                                                     38,480
                                                -----------
            Oil Drilling & Services - 1.4%
     900    BJ Services Co. ..................       46,692
     600    Cooper Cameron Corp. *............       34,326
   3,100    Schlumberger Ltd. ................      218,488
                                                -----------
                                                    299,506
                                                -----------
            Photooptical, Micros & Office Machinery - 0.9%
     600    Echelon Corp. *...................        4,104
     700    Fargo Electronics, Inc. *.........       10,269
   2,600    Immersion Corp. *.................       15,600
     300    Interlink Electronics, Inc. *.....        1,944
   1,000    Lexmark International, Inc. *.....       79,970
   2,300    Maxtor Corp. *....................       12,236
   1,900    McData Corp., Class B *...........        6,631
     600    Nam Tai Electronics, Inc. ........       15,960
   4,300    Western Digital Corp. *...........       54,825
                                                -----------
                                                    201,539
                                                -----------
            Publishing, Broadcasting & Cinema - 2.9%
     100    aQuantive, Inc. *.................        1,107
   1,700    Crown Media Holdings, Inc., Class
              A *.............................       15,317
     900    Dow Jones & Co., Inc. ............       33,633
   2,000    EW Scripps Co., Class A...........       97,500
     200    Fisher Communications, Inc. *.....       10,342
   2,400    Interpublic Group of Cos., Inc.
              *...............................       29,472
   1,100    Journal Register Co. *............       18,370
     700    Knight-Ridder, Inc. ..............       47,075
     100    McClatchy Co., Class A............        7,416
   1,700    New York Times Co., Class A.......       62,186
     900    Omnicom Group, Inc. ..............       79,668
     300    Pixar *...........................       29,265
      91    Salem Communications Corp., Class
              A *.............................        1,875
   1,300    Sinclair Broadcast Group, Inc.,
              Class A.........................       10,439
   1,600    Univision Communications, Inc.,
              Class A *.......................       44,304

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, UNITED STATES continued
            Publishing, Broadcasting & Cinema continued
     700    Valassis Communications, Inc.,
              Class A *.......................  $    24,472
     120    Washington Post Co., Class B......      107,280
     700    Young Broadcasting, Inc., Class A
              *...............................        6,048
                                                -----------
                                                    625,769
                                                -----------
            Real Estate Development - 0.3%
     800    Forest City Enterprises, Inc.,
              Class A.........................       51,040
     500    Tejon Ranch Co. *.................       22,300
                                                -----------
                                                     73,340
                                                -----------
            Real Estate Investment Trusts - 3.5%
     200    Alexander's, Inc. *...............       48,300
     800    Arden Realty, Inc. ...............       27,080
     500    Avalonbay Communities, Inc. ......       33,445
     700    BRE Properties, Inc., Class A.....       24,710
     200    Camden Property Trust.............        9,406
     700    CarrAmerica Realty Corp. .........       22,085
   1,000    Catellus Development Corp. .......       26,650
     800    CenterPoint Properties Trust......       32,800
     900    Duke Realty Corp. ................       26,865
   1,600    Equity Residential................       51,536
     300    Essex Property Trust, Inc. .......       20,682
   2,700    General Growth Properties,
              Inc. ...........................       92,070
   2,900    Host Marriott Corp. ..............       48,024
     600    Mills Corp. ......................       31,740
   2,400    Plum Creek Timber Co., Inc. ......       85,680
     600    Post Properties, Inc. ............       18,624
   1,400    ProLogis..........................       51,940
     300    Saul Centers, Inc. ...............        9,600
     600    Shurgard Storage Centers, Inc.,
              Class A.........................       24,588
   2,400    United Dominion Realty Trust,
              Inc. ...........................       50,088
     200    Weingarten Realty Investors.......        6,902
                                                -----------
                                                    742,815
                                                -----------
            Restaurants, Hotels & Theaters - 0.9%
     900    Applebee's International, Inc. ...       24,804
   1,200    ARAMARK Corp., Class B............       31,536
     100    Brinker International, Inc. *.....        3,622
     900    Cheesecake Factory, Inc. *........       31,905
     300    Cosi, Inc. *......................        2,040
   2,200    Magna Entertainment Corp. *.......       13,508
     400    Multimedia Games, Inc. *..........        3,104
     200    Nevada Gold & Casinos, Inc. *.....        2,560
     600    Pinnacle Entertainment, Inc. *....       10,020
   1,100    Ruby Tuesday, Inc. ...............       26,719
   2,000    Westwood One, Inc. *..............       40,700
                                                -----------
                                                    190,518
                                                -----------
            Retail - 6.7%
   1,400    1-800-FLOWERS.COM, Inc., Class A
              *...............................       10,598
     900    99 Cents Only Stores *............       11,853
   2,800    Amazon.Com, Inc. *................       95,956
     600    AnnTaylor Stores Corp. *..........       15,354
   3,400    Bed Bath & Beyond, Inc. *.........      124,236
   1,500    Best Buy Co., Inc. ...............       81,015

                         See the accompanying notes to the financial statements.


94  Laudus Funds Annual Report

Financial Statements--Statement of Securities Sold Short continued

Laudus Rosenberg Global Long/Short Equity Fund


 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, UNITED STATES continued
            Retail continued
   2,200    Carmax, Inc. *....................  $    69,300
     300    Christopher & Banks Corp. ........        5,280
     300    Cost Plus, Inc. *.................        8,064
     200    Design Within Reach, Inc. *.......        3,147
   1,100    Dollar Tree Stores, Inc. *........       31,603
   1,800    Family Dollar Stores, Inc. .......       54,648
     100    Gaiam, Inc. *.....................          554
     300    Great Atlantic & Pacific Tea Co.
              *...............................        4,470
     400    Group 1 Automotive, Inc. *........       10,520
     600    Kirkland's, Inc. *................        6,636
   2,700    Kohl's Corp. *....................      139,401
     200    Kroger Co. *......................        3,206
   1,900    Lowe's Cos., Inc. ................      108,471
     416    May Department Stores Co. ........       15,400
     300    Pier 1 Imports, Inc. .............        5,469
     300    Price Smart, Inc. *...............        2,202
     900    Ross Stores, Inc. ................       26,226
   1,800    Saks, Inc. .......................       32,490
   1,100    Sharper Image Corp. *.............       18,271
   2,100    Target Corp. .....................      105,042
   3,000    Tiffany & Co. ....................      103,560
     500    Tweeter Home Entertainment Group,
              Inc. *..........................        2,785
     800    ValueVision Media, Inc., Class A
              *...............................        9,896
   5,200    Wal-Mart Stores, Inc. ............      260,571
     300    Whitehall Jewellers, Inc. *.......        2,130
     400    Whole Foods Market, Inc. .........       40,852
     500    Wilsons the Leather Experts, Inc.
              *...............................        2,385
                                                -----------
                                                  1,411,591
                                                -----------
            Soaps & Cosmetics - 0.5%
   2,200    Colgate-Palmolive Co. ............      114,774
                                                -----------
            Software - 5.1%
     600    Affiliated Computer Services,
              Inc., Class A *.................       31,944
   1,100    AMICAS, Inc. *....................        4,048
   4,300    Automatic Data Processing,
              Inc. ...........................      193,284
   2,900    BEA Systems, Inc. *...............       23,113
     200    Blackboard, Inc. *................        3,488
      80    Citrix Systems, Inc. *............        1,906
     300    CoStar Group, Inc. *..............       11,055
   1,400    Electronic Arts, Inc. *...........       72,492
     200    Fair Isaac Corp. .................        6,888
   2,300    First Data Corp. .................       90,413
   1,000    Fiserv, Inc. *....................       39,800
   1,100    GTECH Holdings Corp. .............       25,883
     800    Harris Interactive, Inc. *........        3,688
   4,300    Identix, Inc. *...................       21,715
     300    Imergent, Inc. *..................        2,943

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, UNITED STATES continued
            Software continued
   3,100    Intuit, Inc. *....................  $   135,686
     300    Jupitermedia Corp. *..............        4,653
     200    Kanbay International, Inc. *......        4,092
     500    Manhattan Associates, Inc. *......       10,185
     700    Mercury Interactive Corp. *.......       33,166
     300    MicroStrategy, Inc., Class A *....       16,281
     400    Mobius Management Systems, Inc.
              * ..............................        2,620
   1,100    National Instruments Corp. .......       29,755
     500    NAVTEQ *..........................       21,675
   9,000    Oracle Corp. *....................      112,320
     300    PC-Tel, Inc. *....................        2,208
   1,100    Reynolds & Reynolds Co., Class
              A...............................       29,766
     200    SS&C Technologies, Inc. ..........        4,560
   1,600    Sungard Data Systems, Inc. *......       55,200
   1,700    SupportSoft, Inc. *...............        8,976
     300    Tripos, Inc. *....................        1,245
   6,500    Unisys Corp. *....................       45,890
      50    WebEx Communications, Inc. *......        1,080
                                                -----------
                                                  1,052,018
                                                -----------
            Textiles & Apparel - 1.0%
   3,200    Cintas Corp. .....................      132,192
     800    Columbia Sportswear Co. *.........       42,584
     400    Gymboree Corp. *..................        5,016
     200    Kellwood Co. .....................        5,758
     400    Mohawk Industries, Inc. *.........       33,720
                                                -----------
                                                    219,270
                                                -----------
            Wholesale - 1.7%
     300    Action Performance Cos., Inc. ....        3,969
   1,200    AmerisourceBergen Corp. ..........       68,748
   2,000    Cardinal Health, Inc. ............      111,600
     500    D&K Healthcare Resources, Inc. ...        4,185
     200    Express Scripts, Inc. *...........       17,438
     400    IMPCO Technologies, Inc. *........        2,150
   1,600    Ingram Micro, Inc. *..............       26,672
   1,000    McKesson Corp. ...................       37,750
     900    OfficeMax, Inc. ..................       30,150
     700    Priority Healthcare Corp., Class B
              *...............................       15,141
     200    Sysco Corp. ......................        7,160
     700    Tech Data Corp. *.................       25,942
                                                -----------
                                                    350,905
                                                -----------
                                                 13,661,413
                                                -----------
            TOTAL SECURITIES SOLD SHORT
              (PROCEEDS
              $17,928,626) -- 84.7%...........  $17,985,077
                                                ===========

---------------

*  Non-income producing security.

See the accompanying notes to the financial statements.


                                                  Laudus Funds Annual Report  95

Financial Statements

Statement of Portfolio Investments

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND (a) as of 3/31/05

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK - 89.9%
              AGRICULTURE, FOOD & BEVERAGE - 2.3%
        300   Cagle's, Inc., Class A *......  $      2,760
     14,200   Chiquita Brands International,
                Inc. .......................       380,276
        700   Diedrich Coffee, Inc. *.......         3,476
     17,850   Flowers Foods, Inc. ..........       503,549
      1,800   J & J Snack Foods Corp. ......        84,294
      2,891   Lance, Inc. ..................        46,458
      6,800   National Beverage Corp. ......        55,420
      2,400   Omega Protein Corp. *.........        16,368
     10,000   Pepsi Bottling Group, Inc. ...       278,500
     21,900   PepsiAmericas, Inc. ..........       496,254
      5,700   Ralcorp Holdings, Inc. .......       269,895
        800   Seaboard Corp. ...............       858,399
      3,200   Seneca Foods Corp., Class B
                *...........................        55,680
      3,200   Tasty Baking Co. .............        26,848
        900   Zapata Corp. *................        65,655
                                              ------------
                                                 3,143,832
                                              ------------
              AIRLINES - 0.6%
        400   Air Methods Corp. *...........         3,188
      3,900   AirNet Systems, Inc. *........        18,447
     10,300   Alaska Air Group, Inc. *......       303,232
      4,700   MAIR Holdings, Inc. *.........        41,924
     11,300   Mesa Air Group, Inc. *........        79,100
     20,800   SkyWest, Inc. ................       386,672
                                              ------------
                                                   832,563
                                              ------------
              AUTOS - 1.2%
      2,100   Aftermarket Technology Corp.
                *...........................        34,650
     15,300   Autoliv, Inc. ................       729,045
     10,800   BorgWarner, Inc. .............       525,744
      8,700   Modine Manufacturing Co. .....       255,171
      2,300   R&B, Inc. *...................        30,498
      2,221   Sypris Solutions, Inc. .......        23,809
      5,900   TRW Automotive Holdings Corp.
                *...........................       114,637
                                              ------------
                                                 1,713,554
                                              ------------
              BANKS & CREDIT INSTITUTIONS - 5.0%
     18,352   Advanta Corp., Class A........       381,722
        100   Ameriana Bancorp..............         1,330
     16,700   Bank of Hawaii Corp. .........       755,841
        300   BankUnited Financial Corp.,
                Class A *...................         8,058
      5,700   Berkshire Bancorp, Inc. ......       114,308
      1,000   Berkshire Hills Bancorp,
                Inc. .......................        33,750
        200   Britton & Koontz Capital
                Corp. ......................         3,670
        200   Carver Bancorp, Inc. .........         3,740
        200   Central Bancorp, Inc. ........         5,410
        200   Centrue Financial Corp. *.....         5,500
        500   CFS Bancorp, Inc. ............         6,845
      7,600   Commercial Federal Corp. .....       210,140
        200   Consumer Portfolio Services,
                Inc. *......................           986
        100   Cowlitz Bancorp *.............         1,150
     22,700   Doral Financial Corp. ........       496,903

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, BANKS & CREDIT
                INSTITUTIONS continued
      2,800   Federal Agricultural Mortgage
                Corp., Class C..............  $     48,972
        500   Fidelity Southern Corp. ......         8,400
        200   First Bancshares, Inc. .......         4,150
      5,500   First Charter Corp. ..........       124,245
        500   First Citizens BancShares,
                Inc., Class A...............        73,190
        100   First Federal Bankshares,
                Inc. .......................         2,183
         21   First M&F Corp. ..............           717
         99   First Niles Financial,
                Inc. .......................         1,509
      1,845   First Place Financial
                Corp. ......................        33,764
      3,600   FirstFed Financial Corp. *....       183,636
        100   Flagstar Bancorp, Inc. .......         1,955
        750   Horizon Bancorp...............        21,750
     19,849   Independence Community Bank
                Corp. ......................       774,110
      2,300   Intervest Bancshares Corp.
                *...........................        41,400
      2,187   ITLA Capital Corp. *..........       109,263
        100   Lincoln Bancorp...............         1,850
      1,365   LSB Financial Corp. ..........        35,156
        600   NBC Capital Corp. ............        14,508
      3,000   North Central Bancshares,
                Inc. .......................       121,500
      1,000   Northrim BanCorp, Inc. .......        25,000
        400   Northway Financial, Inc. .....        13,800
      1,200   PennFed Financial Services,
                Inc. .......................        17,808
        100   Pinnacle Bancshares, Inc. ....         1,465
     11,000   Provident Bankshares Corp. ...       362,560
        900   Provident Financial Holdings,
                Inc. .......................        26,766
      3,800   PSB Bancorp, Inc. ............        60,078
     12,600   R & G Financial Corp., Class
                B...........................       392,742
        393   River Valley Bancorp..........         8,400
     12,300   Silicon Valley Bancshares *...       541,937
      1,824   Simmons First National Corp.,
                Class A.....................        45,272
      1,000   Sovereign Bancorp, Inc. ......        22,160
        400   Sterling Bancshares, Inc. ....         5,680
     26,900   TCF Financial Corp. ..........       730,334
        300   Tower Financial Corp. *.......         4,313
      3,400   Union Bankshares Corp. .......       108,868
      2,500   United Community Financial
                Corp. ......................        27,725
      1,559   Unity Bancorp, Inc. ..........        18,708
     12,599   W Holding Co., Inc. ..........       126,872
      4,392   Wainwright Bank & Trust
                Co. ........................        52,924
      1,350   Washington Savings Bank,
                F.S.B.......................        15,755
      8,900   Westcorp......................       376,025
      5,000   WFS Financial, Inc. *.........       215,750
                                              ------------
                                                 6,832,553
                                              ------------
              BASIC MINERALS & METALS - 1.2%
      3,500   Brush Engineered Materials,
                Inc. *......................        66,605
        600   Cleveland-Cliffs, Inc. .......        43,722
        100   L.B. Foster Co., Class A *....           904
     11,800   Maverick Tube Corp. *.........       383,618

                         See the accompanying notes to the financial statements.


96  Laudus Funds Annual Report

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg Value Long/Short Equity Fund (a)


  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, BASIC MINERALS &
                METALS continued
      6,200   NS Group, Inc. *..............  $    194,742
      4,300   Olympic Steel, Inc. *.........        76,884
     12,200   Oregon Steel Mills, Inc. *....       280,600
        400   Reliance Steel & Aluminum
                Co. ........................        16,004
        400   Roanoke Electric Steel
                Corp. ......................         8,272
     13,000   Ryerson Tull, Inc. ...........       164,710
        100   Southern Peru Copper Corp. ...         5,546
     10,800   Steel Dynamics, Inc. .........       372,060
        600   Steel Technologies, Inc. .....        14,394
                                              ------------
                                                 1,628,061
                                              ------------
              BEER, LIQUOR & TOBACCO - 0.0%
        900   Brown-Forman Corp., Class B...        49,275
                                              ------------
              BIOTECHNOLOGY - 0.6%
     10,900   Harvard Bioscience, Inc. *....        42,401
     10,401   Invitrogen Corp. *............       719,749
                                              ------------
                                                   762,150
                                              ------------
              CELLULAR & WIRELESS - 0.9%
     12,800   Telephone & Data Systems,
                Inc. .......................     1,044,480
      7,030   USA Mobility, Inc. *..........       227,772
                                              ------------
                                                 1,272,252
                                              ------------
              CHEMICALS & RUBBER - 2.0%
      6,000   A. Schulman, Inc. ............       104,520
        500   American Pacific Corp. *......         3,625
      5,400   Arch Chemicals, Inc. .........       153,738
      2,900   Bairnco Corp. ................        33,408
     19,200   Cabot Corp. ..................       641,856
      1,100   Cytec Industries, Inc. .......        59,675
      4,400   Great Lakes Chemical Corp. ...       141,328
     18,500   Hercules, Inc. *..............       267,880
     10,400   Hexcel Corp. *................       161,304
        100   LESCO, Inc. *.................         1,450
     21,300   Sherwin-Williams Co. .........       936,987
        900   Stepan Co. ...................        21,159
     29,500   Terra Industries, Inc. *......       228,920
                                              ------------
                                                 2,755,850
                                              ------------
              COMMERCIAL AIRCRAFT & COMPONENTS - 0.0%
        600   Sequa Corp., Class A *........        31,110
                                              ------------
              COMMUNICATIONS UTILITIES - 0.8%
     10,200   AsiaInfo Holdings, Inc. *.....        51,204
      2,900   Atlantic Tele-Network,
                Inc. .......................        92,858
      5,550   Audible, Inc. *...............        75,036
      3,200   CT Communications, Inc. ......        33,696
        659   D&E Communications, Inc. .....         6,017
     48,600   EarthLink, Inc. *.............       437,400
      2,300   Golden Telecom, Inc. .........        58,880
      2,100   Hector Communications
                Corp. ......................        45,150
        400   Lynch Interactive Corp. *.....         9,600
        200   Playboy Enterprises, Inc.,
                Class A *...................         2,396

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, COMMUNICATIONS
                UTILITIES continued
     22,500   Premiere Global Services, Inc.
                *...........................  $    254,700
                                              ------------
                                                 1,066,937
                                              ------------
              CONSTRUCTION & HOMEBUILDING - 3.2%
        400   Brookfield Homes Corp. .......        16,884
      1,200   D.R. Horton, Inc. ............        35,088
      1,300   Granite Construction, Inc. ...        34,151
     11,800   Hovnanian Enterprises, Inc.,
                Class A *...................       601,800
      1,200   Insituform Technologies, Inc.,
                Class A *...................        17,412
     11,000   Lennar Corp., Class A.........       623,480
      7,376   M.D.C. Holdings, Inc. ........       513,738
     16,300   Pulte Homes, Inc. ............     1,200,169
     15,400   Ryland Group, Inc. ...........       955,108
        100   Sterling Construction Co.,
                Inc. *......................           700
      3,500   Technical Olympic USA,
                Inc. .......................       105,700
      6,300   Willbros Group, Inc. *........       127,260
      1,600   William Lyon Homes, Inc. *....       122,720
                                              ------------
                                                 4,354,210
                                              ------------
              CONSTRUCTION MATERIALS - 0.2%
      1,400   Ameron International Corp. ...        50,400
        100   Compass Minerals
                International, Inc. ........         2,545
        800   Continental Materials Corp.
                *...........................        24,000
        800   Eagle Materials, Inc. ........        64,752
      2,300   ElkCorp.......................        88,458
      8,000   U.S. Concrete, Inc. *.........        50,160
                                              ------------
                                                   280,315
                                              ------------
              CONSUMER DURABLES - 1.2%
     17,000   Brunswick Corp. ..............       796,450
      2,500   Coachmen Industries, Inc. ....        34,000
      5,400   Harman International
                Industries, Inc. ...........       477,684
      4,000   Polaris Industries, Inc. .....       280,920
      1,300   Spartan Motors, Inc. .........        13,065
        900   Thor Industries, Inc. ........        26,919
      1,300   Universal Electronics, Inc.
                *...........................        21,944
      1,500   Winnebago Industries, Inc. ...        47,400
                                              ------------
                                                 1,698,382
                                              ------------
              DRUGS & PHARMACEUTICALS - 1.6%
     18,900   Alpharma, Inc., Class A.......       232,848
      2,800   BioSource International, Inc.
                *...........................        20,384
      5,300   Bone Care International, Inc.
                *...........................       137,482
     12,167   Dade Behring Holdings, Inc.
                *...........................       717,001
      3,300   E-Z-EM, Inc. .................        39,336
      9,900   First Horizon Pharmaceutical
                Corp. *.....................       167,112
     15,062   Immucor, Inc. *...............       454,722
      1,327   Lifecore Biomedical, Inc. *...        23,581
      1,300   Matrixx Initiatives, Inc. *...        14,677
     13,500   Nature's Sunshine Products,
                Inc. .......................       231,795

See the accompanying notes to the financial statements.


                                                  Laudus Funds Annual Report  97

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg Value Long/Short Equity Fund (a)


  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, DRUGS &
                PHARMACEUTICALS continued
     11,400   Theragenics Corp. *...........  $     39,216
      2,917   United Therapeutics Corp. *...       133,292
        100   United-Guardian, Inc. ........           749
      7,300   Weider Nutrition
                International, Inc. *.......        44,457
                                              ------------
                                                 2,256,652
                                              ------------
              ELECTRIC UTILITIES - 1.7%
     10,900   Alliant Energy Corp. .........       291,902
     19,800   Central Vermont Public Service
                Corp. ......................       445,104
      9,600   CMS Energy Corp. *............       125,184
      1,200   Florida Public Utilities
                Co. ........................        22,560
      1,600   Green Mountain Power Corp. ...        46,880
      1,600   Maine & Maritimes Corp. ......        40,400
      1,000   Unitil Corp. .................        25,550
     21,300   Westar Energy, Inc. ..........       460,932
     54,400   Xcel Energy, Inc. ............       934,592
                                              ------------
                                                 2,393,104
                                              ------------
              FINANCIAL INVESTMENTS - 1.3%
     34,675   Aaron Rents, Inc. ............       693,499
      2,500   American Capital Strategies
                Ltd. .......................        78,525
      3,197   California First National
                Bancorp.....................        39,963
      7,400   Choice Hotels International,
                Inc. .......................       458,430
      1,500   Electro Rent Corp. *..........        20,130
      3,569   ePlus, Inc. *.................        41,650
     14,700   MCG Capital Corp. ............       226,160
        300   ShoLodge, Inc. *..............         1,163
        700   TC Pipelines LP...............        25,095
      4,800   Universal Compression
                Holdings, Inc. *............       181,776
      3,400   Willis Lease Finance Corp.
                *...........................        28,050
                                              ------------
                                                 1,794,441
                                              ------------
              FOREST PRODUCTS & PAPER - 1.1%
      5,600   Bemis Co., Inc. ..............       174,272
        600   Chesapeake Corp. .............        12,612
      1,800   CSS Industries, Inc. .........        65,790
      2,900   DSG International Ltd. *......        13,239
      3,600   Glatfelter....................        53,100
     33,800   Louisiana-Pacific Corp. ......       849,731
      4,100   Schweitzer-Mauduit
                International, Inc. ........       137,555
      6,588   Universal Forest Products,
                Inc. .......................       255,944
                                              ------------
                                                 1,562,243
                                              ------------
              FURNITURE & HOUSEHOLD ITEMS - 2.6%
        100   A.T. Cross Co., Class A *.....           590
     24,700   Acuity Brands, Inc. ..........       666,899
      1,000   American Biltrite, Inc. *.....        11,250
      1,800   American Locker Group, Inc.
                *...........................         9,720
      2,000   AZZ, Inc. *...................        36,300
      4,000   Bassett Furniture Industries,
                Inc. .......................        78,800
      7,000   Central Garden & Pet Co. *....       307,020

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, FURNITURE & HOUSEHOLD
                ITEMS continued
      3,500   Channell Commercial Corp. *...  $     26,355
      1,600   Chase Corp. ..................        25,152
        100   Chromcraft Revington, Inc.
                *...........................         1,372
      4,100   Communications Systems,
                Inc. .......................        46,740
      2,600   Congoleum Corp., Class A *....        13,780
     16,280   Griffon Corp. *...............       348,555
        300   Hasbro, Inc. .................         6,135
      2,400   Hooker Furniture Corp. .......        45,336
      9,000   JAKKS Pacific, Inc. *.........       193,230
     14,600   K2, Inc. *....................       200,750
     19,397   Kimball International, Inc.,
                Class B.....................       281,257
     20,600   Movado Group, Inc. ...........       381,100
        700   RC2 Corp. *...................        23,800
        500   Stanley Furniture Company,
                Inc. .......................        23,640
     17,500   Steelcase, Inc., Class A......       241,500
      3,300   Tredegar Corp. ...............        55,638
     18,200   Yankee Candle Co., Inc. *.....       576,940
                                              ------------
                                                 3,601,859
                                              ------------
              GAS & OTHER PUBLIC UTILITIES - 0.9%
      3,000   California Water Service
                Group.......................       100,110
      7,600   Casella Waste Systems, Inc.,
                Class A *...................       100,548
        298   Duratek, Inc. *...............         5,945
     41,700   NiSource, Inc. ...............       950,343
      3,900   SJW Corp. ....................       137,007
        100   Southwest Water Co. ..........         1,043
                                              ------------
                                                 1,294,996
                                              ------------
              GOVERNMENT AIRCRAFT & DEFENSE - 0.0%
      1,300   Aerosonic Corp. *.............         5,720
        200   Benthos, Inc. *...............         3,430
      1,300   Lowrance Electronics, Inc. ...        31,603
                                              ------------
                                                    40,753
                                              ------------
              HEALTH CARE & HOSPITAL - 2.6%
      1,000   Allied Healthcare
                International, Inc. *.......         6,250
        200   American Shared Hospital
                Services....................         1,090
     24,400   Health Net, Inc. *............       798,124
     23,900   Humana, Inc. *................       763,366
     10,500   Kindred Healthcare, Inc. *....       368,550
     10,000   Manor Care, Inc. .............       363,600
      3,000   MedCath Corp. *...............        87,900
        112   Medical Resources, Inc.
                (b)(c)......................             0
      2,800   MEDTOX Scientific, Inc. *.....        22,400
      5,700   National Home Health Care
                Corp. ......................        66,006
        600   Pediatric Services of America,
                Inc. *......................         7,404
      5,700   RehabCare Group, Inc. *.......       163,647
      6,400   Res-Care, Inc. *..............        80,064

                         See the accompanying notes to the financial statements.


98  Laudus Funds Annual Report

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg Value Long/Short Equity Fund (a)


  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, HEALTH CARE &
                HOSPITAL continued
     17,800   Triad Hospitals, Inc. *.......  $    891,780
                                              ------------
                                                 3,620,181
                                              ------------
              INFORMATION & SERVICES - 6.2%
      2,100   Ablest, Inc. *................        15,330
     10,800   ABM Industries, Inc. .........       207,684
        500   Almost Family, Inc. *.........         6,645
      7,400   American Retirement Corp. *...       107,596
      3,500   Angelica Corp. ...............        98,000
        700   Bluegreen Corp. *.............         8,995
      7,600   Capital Senior Living Corp.
                *...........................        42,636
      2,000   Carriage Services, Inc. *.....        11,140
        440   Cass Information Systems,
                Inc. .......................        16,940
        300   Century Business Services,
                Inc. *......................         1,230
     14,729   CheckFree Corp. *.............       600,354
      5,400   Cornell Cos., Inc. *..........        68,040
     12,000   Corrections Corp. of America
                *...........................       463,200
     10,400   Discovery Partners
                International *.............        33,280
      4,300   Dun & Bradstreet Corp. *......       264,235
      2,200   Ecology & Environment,
                Inc. .......................        15,576
        600   Equifax, Inc. ................        18,414
      9,200   Exponent, Inc. *..............       219,788
      4,900   Forrester Research, Inc. *....        68,992
      9,750   Healthcare Services Group,
                Inc. .......................       236,438
      5,800   Heidrick & Struggles
                International, Inc. *.......       213,266
      3,000   Horizon Health Corp. *........       127,500
      3,600   Hudson Highland Group, Inc.
                *...........................        61,524
      2,060   Kelly Services, Inc., Class
                A...........................        59,307
      5,100   Kendle International, Inc.
                *...........................        58,650
        900   Kforce, Inc. *................         9,891
      7,700   Korn/Ferry International *....       146,531
      2,100   Labor Ready, Inc. *...........        39,165
     14,700   Laureate Education, Inc. *....       629,013
     14,000   Layne Christensen Co. *.......       241,780
      6,700   MAXIMUS, Inc. ................       224,383
      9,200   Metal Management, Inc. .......       236,256
        800   Michael Baker Corp. *.........        17,640
      8,850   Monro Muffler Brake, Inc. *...       228,419
     31,100   MPS Group, Inc. *.............       326,861
      1,300   National Technical Systems,
                Inc. *......................         5,590
      3,100   Navigant International, Inc.
                *...........................        42,346
     10,044   NCO Group, Inc. *.............       196,360
      5,100   Opinion Research Corp. *......        35,751
     41,500   PAREXEL International Corp.
                *...........................       975,251
      1,300   Per-Se Technologies, Inc. *...        19,955
     15,800   Pharmaceutical Product
                Development, Inc. *.........       765,510
      6,800   Pre-Paid Legal Services,
                Inc. .......................       230,112
        400   RCM Technologies, Inc. *......         2,016
        300   Refac *.......................         1,233
      8,600   Register.com, Inc. *..........        50,482

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, INFORMATION &
                SERVICES continued
      6,700   Resources Connection, Inc.
                *...........................  $    140,231
      5,992   Schnitzer Steel Industries,
                Inc., Class A...............       202,110
     14,000   TeleTech Holdings, Inc. *.....       180,880
     11,300   URS Corp. *...................       324,875
      1,700   Vertrue, Inc. *...............        60,248
      9,500   Volt Information Sciences,
                Inc. *......................       229,425
                                              ------------
                                                 8,587,074
                                              ------------
              INSTRUMENTS - 4.6%
      5,200   American Medical Systems
                Holdings, Inc. *............        89,336
     12,400   Armor Holdings, Inc. *........       459,916
        845   Arrow International, Inc. ....        29,026
      7,700   ArthroCare Corp. *............       219,450
      7,000   Badger Meter, Inc. ...........       185,500
     11,000   Bausch & Lomb, Inc. ..........       806,299
        150   Bio-Logic Systems Corp. *.....         1,017
      5,200   Bio-Rad Laboratories, Inc.,
                Class A *...................       253,292
        900   Bruker BioSciences Corp. *....         3,168
     10,200   Checkpoint Systems, Inc. *....       172,176
      9,219   CONMED Corp. *................       277,676
      7,963   Cooper Cos., Inc. ............       580,503
     16,300   Datascope Corp. ..............       498,454
      6,900   DJ Orthopedics, Inc. *........       172,845
     18,500   Edwards Lifesciences Corp.
                *...........................       799,570
      1,300   Embrex, Inc. *................        15,236
      8,200   Esterline Technologies Corp.
                *...........................       283,310
      2,100   Frequency Electronics,
                Inc. .......................        22,386
      3,800   Integra LifeSciences Holdings
                *...........................       133,836
      6,500   Invacare Corp. ...............       290,095
      2,300   K-Tron International, Inc.
                *...........................        70,012
      1,840   Kewaunee Scientific Corp. ....        13,690
      1,200   LeCroy Corp. *................        20,556
        100   Mesa Laboratories, Inc. ......         1,380
      4,990   Molecular Devices Corp. *.....        94,810
     37,800   PerkinElmer, Inc. ............       779,814
        592   Raven Industries, Inc. .......        12,089
      1,800   Span-America Medical Systems,
                Inc. .......................        18,468
        600   Thoratec Corp. *..............         7,332
        500   Vicon Industries, Inc. *......         1,625
                                              ------------
                                                 6,312,867
                                              ------------
              INSURANCE - 5.1%
      2,900   American National Insurance
                Co. ........................       307,110
      2,000   American Physicians Capital,
                Inc. *......................        68,540
      4,900   American Safety Insurance
                Holdings Ltd. *.............        73,010
      2,700   AmerUs Group Co. .............       127,575
     18,200   Aon Corp. ....................       415,688
     20,300   CNA Financial Corp. *.........       569,618
     11,600   Crawford & Co., Class B.......        82,940

See the accompanying notes to the financial statements.


                                                  Laudus Funds Annual Report  99

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg Value Long/Short Equity Fund (a)


  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, INSURANCE continued
      3,200   Delphi Financial Group, Inc.,
                Class A.....................  $    137,600
      9,500   Everest Re Group Ltd. ........       808,545
     27,460   Fidelity National Financial,
                Inc. .......................       904,532
     10,400   FPIC Insurance Group, Inc.
                *...........................       334,360
     22,000   HCC Insurance Holdings,
                Inc. .......................       795,520
      3,300   Max Re Capital Ltd. ..........        77,649
        700   National Western Life
                Insurance Co., Class A *....       119,658
        800   NYMAGIC, Inc. ................        18,960
     10,500   Old Republic International
                Corp. ......................       244,545
     13,400   PacifiCare Health Systems,
                Inc. *......................       762,728
     13,800   Radian Group, Inc. ...........       658,812
        100   RTW, Inc. *...................         1,050
        400   Selective Insurance Group,
                Inc. .......................        18,492
     25,300   The Phoenix Companies,
                Inc. .......................       323,334
      7,000   UnumProvident Corp. ..........       119,140
                                              ------------
                                                 6,969,406
                                              ------------
              IT HARDWARE - 4.6%
        100   American Technical Ceramics
                Corp. *.....................           798
     19,500   Amphenol Corp., Class A.......       722,280
      8,000   Avocent Corp. *...............       205,280
      7,700   Cobra Electronics Corp. *.....        58,135
      2,591   Cohu, Inc. ...................        41,326
     47,000   Crown Castle International
                Corp. *.....................       754,820
      9,100   CTS Corp. ....................       118,300
      5,912   Digi International, Inc. *....        81,113
     11,150   Diodes, Inc. *................       302,500
      1,800   EMS Technologies, Inc. *......        24,480
      7,600   Energy Conversion Devices,
                Inc. *......................       172,748
        600   Espey Manufacturing &
                Electronics Corp. ..........        15,810
      5,200   Globecomm Systems, Inc. *.....        30,940
     34,200   Harris Corp. .................     1,116,629
      2,400   inTEST Corp. *................         9,984
     22,806   Lam Research Corp. *..........       658,181
     25,100   Marvell Technology Group Ltd.
                *...........................       962,334
        800   Merrimac Industries, Inc. *...         7,160
        900   Microsemi Corp. *.............        14,661
        575   Optical Cable Corp. *.........         2,984
      6,300   Park Electrochemical Corp. ...       127,638
      4,200   Peak International Ltd. *.....        15,960
     10,300   Photronics, Inc. *............       186,430
      2,100   Semitool, Inc. *..............        21,420
      6,300   SpectraLink Corp. ............        88,956
      2,225   Spectrum Control, Inc. *......        16,621
      1,000   Stoneridge, Inc. *............        12,210
        600   Supertex, Inc. *..............        10,986
     16,129   Symmetricom, Inc. *...........       178,871
      1,600   Trans-Lux Corp. ..............        11,280
      6,981   Trident Microsystems, Inc.
                *...........................       123,424

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, IT HARDWARE continued
      7,700   ViaSat, Inc. *................  $    143,913
      7,800   Virage Logic Corp. *..........        85,488
      2,700   Woodhead Industries, Inc. ....        36,720
                                              ------------
                                                 6,360,380
                                              ------------
              LAND & WATER TRANSPORTATION - 3.4%
      3,800   Celadon Group, Inc. *.........        70,490
     15,600   CNF, Inc. ....................       729,924
      8,000   EGL, Inc. *...................       182,400
     21,000   General Maritime Corp. *......     1,017,239
     19,575   Marten Transport Ltd. *.......       417,535
      8,400   Overseas Shipholding Group,
                Inc. .......................       528,444
      9,200   Ryder Systems, Inc. ..........       383,640
     20,000   Teekay Shipping Corp. ........       899,000
      8,496   U.S. Xpress Enterprises, Inc.,
                Class A *...................       138,910
      6,400   USA Truck, Inc. *.............       146,880
      6,700   Werner Enterprises, Inc. .....       130,181
                                              ------------
                                                 4,644,643
                                              ------------
              METAL PRODUCTS & MACHINERY - 2.5%
        400   Astec Industries, Inc. *......         8,820
      2,900   Blount International, Inc.
                *...........................        49,242
      1,200   Bonso Electronics
                International, Inc. ........         5,304
      5,700   Crown Holdings, Inc. *........        88,692
      2,800   Cummins, Inc. ................       196,980
      1,500   EnerSys *.....................        19,650
        300   Evans & Sutherland Computer
                Corp. *.....................         1,650
        200   Gehl Co. *....................         5,342
      5,300   Gerber Scientific, Inc. *.....        38,584
        700   Hardinge, Inc. ...............         9,415
      1,600   International Aluminum
                Corp. ......................        53,136
      9,600   Kennametal, Inc. .............       455,904
        100   L.S. Starrett Co., Class A....         1,940
     14,400   Lennox International, Inc. ...       315,648
      5,000   Lincoln Electric Holdings,
                Inc. .......................       150,400
     12,100   MagneTek, Inc. *..............        64,493
      5,200   Material Sciences Corp. *.....        69,940
      7,100   NCI Building Systems, Inc.
                *...........................       274,060
        700   P & F Industries, Inc. *......        10,542
      1,098   Powell Industries, Inc. *.....        20,335
      2,125   Q.E.P. Co., Inc. *............        30,281
      8,900   Regal-Beloit Corp. ...........       256,231
      4,500   Robbins & Myers, Inc. ........        99,045
      3,200   Standard Motor Products,
                Inc. .......................        37,440
      5,600   Standex International
                Corp. ......................       152,880
        209   Tecumseh Products Co., Class
                B...........................         8,179
        100   Tennant Co. ..................         3,869
     21,700   Timken Co. ...................       593,278
      1,100   Toro Co. .....................        97,350
        200   Twin Disc, Inc. ..............         4,951
      7,700   York International Corp. .....       301,686
                                              ------------
                                                 3,425,267
                                              ------------

                         See the accompanying notes to the financial statements.


100  Laudus Funds Annual Report

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg Value Long/Short Equity Fund (a)


  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK continued
              MISCELLANEOUS FINANCE - 1.7%
     17,800   A.G. Edwards, Inc. ...........  $    797,440
      8,600   Affiliated Managers Group,
                Inc. *......................       533,458
      2,800   Cohen & Steers, Inc. .........        46,200
      6,800   Knight Trading Group, Inc.,
                Class A *...................        65,552
     20,600   Raymond James Financial,
                Inc. .......................       624,180
      7,866   Stifel Financial Corp. *......       171,479
      4,600   SWS Group, Inc. ..............        73,738
                                              ------------
                                                 2,312,047
                                              ------------
              OIL & COAL RESOURCES - 1.7%
      6,500   Carrizo Oil & Gas, Inc. *.....       110,435
     28,900   Chesapeake Energy Corp. ......       634,066
      4,300   Denbury Resources, Inc. *.....       151,489
      5,900   Energy Partners Ltd. *........       153,223
     11,800   Magnum Hunter Resources, Inc.
                *...........................       190,098
     15,600   Meridian Resource Corp. *.....        80,496
      9,899   Resource America, Inc., Class
                A...........................       346,910
     12,500   Ultra Petroleum Corp. *.......       635,000
                                              ------------
                                                 2,301,717
                                              ------------
              OIL DISTRIBUTION - 0.5%
      1,600   Ashland, Inc. ................       107,952
      1,300   Questar Corp. ................        77,025
      4,500   Sunoco, Inc. .................       465,840
                                              ------------
                                                   650,817
                                              ------------
              OIL DRILLING & SERVICES - 1.7%
      1,700   Dawson Geophysical Co. *......        41,140
     29,100   Grant Prideco, Inc. *.........       703,056
        554   Gulf Island Fabrication,
                Inc. .......................        12,997
      1,400   Lufkin Industries, Inc. ......        67,606
        600   NATCO Group, Inc., Class A
                *...........................         6,522
      1,756   National-Oilwell, Inc. *......        82,005
     20,700   Newpark Resources, Inc. *.....       121,923
      9,900   Oceaneering International,
                Inc. *......................       371,250
        200   Oil States International, Inc.
                *...........................         4,110
     14,600   Tidewater, Inc. ..............       567,356
      4,200   Todco, Class A *..............       108,528
      9,800   W-H Energy Services, Inc. *...       234,514
                                              ------------
                                                 2,321,007
                                              ------------
              PHOTOOPTICAL, MICROS & OFFICE MACHINERY -
                1.4%
      1,000   Dataram Corp. *...............         4,696
     14,500   Diebold, Inc. ................       795,325
        100   Global Payment Technologies,
                Inc. *......................           628
        398   Interphase Corp. *............         2,535
      5,500   M-Systems Flash Disk Pioneers
                Ltd. *......................       121,220
      3,300   PAR Technology Corp. *........        51,381
     10,400   Printronix, Inc. .............       167,440
      1,100   SBS Technologies, Inc. *......        12,265
     25,100   Storage Technology Corp. *....       773,080

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, PHOTOOPTICAL, MICROS & OFFICE
                MACHINERY continued
      1,000   X-Rite, Inc. .................  $     15,040
                                              ------------
                                                 1,943,610
                                              ------------
              PUBLISHING, BROADCASTING & CINEMA - 1.5%
     22,300   American Greetings Corp.,
                Class A.....................       568,204
      1,300   Bowne & Co., Inc. ............        19,552
      1,100   Cadmus Communications Corp. ..        15,531
      3,500   Central European Media
                Enterprises Ltd., Class A
                *...........................       173,110
      2,800   Consolidated Graphics, Inc.
                *...........................       147,280
      1,700   Image Entertainment, Inc. *...         9,299
        900   John H. Harland Co. ..........        30,924
      5,200   Outlook Group Corp. ..........        38,116
     36,700   Reader's Digest Association,
                Inc. .......................       635,277
     11,954   Regent Communications, Inc.
                *...........................        63,954
      8,627   Scholastic Corp. *............       318,250
      1,600   Thomas Nelson, Inc. ..........        37,840
      3,700   World Wrestling Entertainment,
                Inc. .......................        44,400
                                              ------------
                                                 2,101,737
                                              ------------
              REAL ESTATE DEVELOPMENT - 1.0%
        800   AMREP Corp. ..................        19,600
      2,555   Avatar Holdings, Inc. *.......       119,702
      7,500   Florida East Coast Industries,
                Inc. .......................       318,600
      1,500   ILX Resorts, Inc. ............        15,345
      2,700   J.W. Mays, Inc. *.............        45,576
      4,100   Patriot Transportation
                Holding, Inc. *.............       213,487
      4,900   Stewart Enterprises, Inc.,
                Class A *...................        30,135
        300   Tarragon Corp. *..............         6,057
     18,900   The Brink's Co. ..............       653,940
                                              ------------
                                                 1,422,442
                                              ------------
              REAL ESTATE INVESTMENT TRUSTS - 5.5%
      2,000   Bedford Property Investors,
                Inc. .......................        43,660
      5,400   Boykin Lodging Co. *..........        51,462
     14,700   Brandywine Realty Trust.......       417,480
      8,100   Capital Automotive REIT.......       268,272
      7,300   CBL & Associates Properties,
                Inc. .......................       522,023
      4,400   Correctional Properties
                Trust.......................       111,100
     32,000   Friedman, Billings, Ramsey
                Group, Inc., Class A........       507,840
     16,400   Hospitality Properties
                Trust.......................       662,232
     56,800   HRPT Properties Trust.........       676,488
     20,500   iStar Financial, Inc. ........       844,190
      5,600   LTC Properties, Inc. .........        97,160
      6,400   Mission West Properties,
                Inc. .......................        67,840
        500   National Health Investors,
                Inc. .......................        12,990
        200   National Health Realty,
                Inc. .......................         3,720
     22,800   New Plan Excel Realty Trust...       572,508
      3,200   One Liberty Properties,
                Inc. .......................        59,712
      1,800   Origen Financial, Inc. .......        12,438
      5,200   Parkway Properties, Inc. .....       242,840

See the accompanying notes to the financial statements.


                                                 Laudus Funds Annual Report  101

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg Value Long/Short Equity Fund (a)


  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, REAL ESTATE INVESTMENT
                TRUSTS continued
      8,200   Pennsylvania Real Estate
                Investment Trust............  $    330,624
      4,600   PS Business Parks, Inc. ......       185,380
     18,900   Senior Housing Properties
                Trust.......................       315,252
      1,800   Sizeler Property Investors,
                Inc. .......................        21,348
     12,800   SL Green Realty Corp. ........       719,616
     34,000   Trizec Properties, Inc. ......       646,000
      1,602   Urstadt Biddle Properties,
                Class A.....................        24,431
      4,300   Windrose Medical Properties
                Trust.......................        58,953
      7,500   Winston Hotels, Inc. .........        87,750
                                              ------------
                                                 7,563,309
                                              ------------
              RESTAURANTS, HOTELS & THEATERS - 2.1%
     15,152   CBRL Group, Inc. .............       625,778
     18,300   CKE Restaurants, Inc. *.......       290,055
      5,400   Dave & Buster's, Inc. *.......       100,980
      1,500   Dover Motorsports, Inc. ......         7,575
      5,000   Famous Dave's of America, Inc.
                *...........................        70,400
      4,900   Frisch's Restaurants, Inc. ...       127,351
      8,400   Interstate Hotels & Resorts,
                Inc. *......................        40,488
        400   J. Alexander's Corp. *........         2,900
      2,000   Jack in the Box, Inc. *.......        74,200
      9,400   Landry's Restaurants, Inc. ...       271,848
      6,100   Lone Star Steakhouse & Saloon,
                Inc. .......................       176,321
      4,700   Luby's, Inc. *................        36,425
      9,900   Marcus Corp. .................       202,950
        800   Max & Erma's Restaurants, Inc.
                *...........................        10,560
      4,900   Movie Gallery, Inc. ..........       140,532
        100   Nathan's Famous, Inc. *.......           845
      1,100   Orient- Express Hotels Ltd.,
                Class A.....................        28,710
     21,000   Penn National Gaming, Inc.
                *...........................       616,980
         63   Ryan's Restaurant Group, Inc.
                *...........................           915
        301   Sands Regent *................         3,040
      3,400   Total Entertainment Restaurant
                Corp. *.....................        38,726
      2,600   WestCoast Hospitality Corp.
                *...........................        18,070
      1,300   Worldwide Restaurant Concepts,
                Inc. *......................         6,630
                                              ------------
                                                 2,892,279
                                              ------------
              RETAIL - 5.6%
        200   1-800 CONTACTS, Inc. *........         4,174
     19,000   Aeropostale, Inc. *...........       622,250
     12,200   American Eagle Outfitters,
                Inc. .......................       360,510
        100   AutoNation, Inc. *............         1,894
      3,000   Blair Corp. ..................        98,910
     24,300   Borders Group, Inc. ..........       646,866
      2,300   Brown Shoe Co., Inc. .........        78,821
     30,900   Charming Shoppes, Inc. *......       251,217
     27,300   Chico's FAS, Inc. *...........       771,498
        206   Dress Barn, Inc. *............         3,753
      4,500   EZCORP, Inc., Class A *.......        59,760

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, RETAIL continued
      4,800   Finish Line, Inc., Class A....  $    111,120
      2,600   Finlay Enterprises, Inc. *....        34,346
        100   Foodarama Supermarkets, Inc.
                *...........................         3,489
      3,900   Foot Locker, Inc. ............       114,270
     12,200   GameStop Corp., Class A *.....       270,352
        200   Gottschalks, Inc. *...........         2,070
      1,300   GSI Commerce, Inc. *..........        17,589
      9,400   Guess?, Inc. *................       128,780
      6,300   Haverty Furniture Cos.,
                Inc. .......................        96,075
     11,100   Insight Enterprises, Inc. *...       194,916
     10,400   Longs Drug Stores Corp. ......       355,888
      4,300   MarineMax, Inc. *.............       134,074
      3,500   Neiman Marcus Group, Inc.,
                Class A.....................       320,285
     26,400   Office Depot, Inc. *..........       585,552
      2,619   PC Mall, Inc. *...............        32,528
      1,600   Retail Ventures, Inc. *.......        14,576
      1,700   REX Stores Corp. *............        23,970
      1,700   Rush Enterprises, Inc., Class
                B *.........................        28,662
        100   S&K Famous Brands, Inc. *.....         1,628
      2,000   Shoe Carnival, Inc. *.........        35,000
      1,000   ShopKo Stores, Inc. *.........        22,220
      4,000   Sport Chalet, Inc. *..........        54,204
      4,600   Stage Store, Inc. *...........       176,594
      5,300   Stamps.com, Inc. *............        87,980
      3,900   SUPERVALU, Inc. ..............       130,065
      2,700   Systemax, Inc. *..............        14,688
      2,000   The Bon-Ton Stores, Inc. .....        36,180
      2,800   The Buckle, Inc. .............        97,748
      2,200   The Children's Place Retail
                Stores, Inc. *..............       105,050
      7,500   The Men's Wearhouse, Inc. *...       316,575
     32,500   Toys "R" Us, Inc. *...........       837,200
      5,500   Trans World Entertainment
                Corp. *.....................        81,015
      2,200   UGI Corp. ....................        99,924
        100   Urban Outfitters, Inc. *......         4,797
      1,500   Village Super Market, Inc.,
                Class A.....................        62,085
      1,300   Weis Markets, Inc. ...........        47,931
      3,300   Zale Corp. *..................        98,076
                                              ------------
                                                 7,677,155
                                              ------------
              SOAPS & COSMETICS - 0.6%
        600   CPAC, Inc. ...................         3,210
      2,747   Elizabeth Arden, Inc. *.......        65,214
     15,400   Estee Lauder Cos., Inc., Class
                A...........................       692,692
        100   Parlux Fragrances, Inc. *.....         2,165
                                              ------------
                                                   763,281
                                              ------------
              SOFTWARE - 5.1%
     35,230   Activision, Inc. *............       521,404
      7,800   American Software, Inc., Class
                A...........................        50,622
        400   Ansoft Corp. *................        10,792
      4,228   Applix, Inc. *................        25,474
     31,100   Autodesk, Inc. ...............       925,536
     22,600   Borland Software Corp. *......       183,512
        400   Captaris, Inc. *..............         1,620
      8,500   Cerner Corp. *................       446,335
     13,100   CIBER, Inc. *.................        95,237

                         See the accompanying notes to the financial statements.


102  Laudus Funds Annual Report

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg Value Long/Short Equity Fund (a)


  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, SOFTWARE continued
     21,600   Cognizant Technology Solutions
                Corp., Class A *............  $    997,919
        700   Computer Task Group, Inc. *...         2,786
      1,700   Covansys Corp. *..............        25,356
      2,000   Dendrite International, Inc.
                *...........................        28,080
      4,100   Edgewater Technology, Inc.
                *...........................        17,138
        700   First American Corp. .........        23,058
      8,900   First Consulting Group, Inc.
                *...........................        46,280
      8,748   Hyperion Solutions Corp. *....       385,874
        400   infoUSA, Inc. ................         4,204
      6,175   Internet Security Systems,
                Inc. *......................       113,003
      1,400   JDA Software Group, Inc. *....        19,656
      4,810   Keynote Systems, Inc. *.......        57,095
      2,800   Macromedia, Inc. *............        93,800
      1,200   Marchex, Inc., Class B *......        22,368
        600   Moldflow Corp. *..............         9,594
      1,200   MRO Software, Inc. *..........        16,836
      3,339   NetManage, Inc. *.............        22,071
      9,000   NetScout Systems, Inc. *......        40,050
        900   NWH, Inc. ....................        13,320
      7,500   Pegasus Solutions, Inc. *.....        88,650
     17,400   Perot Systems Corp., Class A
                *...........................       233,856
        100   Phoenix Technologies Ltd. *...           952
      5,800   PLATO Learning, Inc. *........        45,240
     11,000   Redback Networks, Inc. *......        65,780
      2,500   S1 Corp. *....................        17,350
      7,900   Source Interlink Cos., Inc.
                *...........................        88,875
      5,077   SPSS, Inc. *..................        88,289
      3,400   Stellent, Inc. *..............        28,594
      9,000   Sykes Enterprises, Inc. *.....        61,830
     15,900   Take-Two Interactive Software,
                Inc. *......................       621,690
        300   TechTeam Global, Inc. *.......         3,309
      2,700   THQ, Inc. *...................        75,978
      5,500   Tier Technologies, Inc., Class
                B *.........................        40,535
      3,600   Tripos, Inc. *................        14,940
      1,000   TriZetto Group, Inc. *........         9,310
      3,200   TSR, Inc. ....................        25,824
     10,200   Tyler Technologies, Inc. *....        77,622
      2,600   Ulticom, Inc *................        28,938
     38,444   VeriSign, Inc. *..............     1,103,342
      1,200   Verity, Inc. *................        11,340
      9,642   Witness Systems, Inc. *.......       169,217
                                              ------------
                                                 7,100,481
                                              ------------
              TEXTILES & APPAREL - 2.3%
      5,128   Ashworth, Inc. *..............        58,408
      3,500   Coach, Inc. *.................       198,205

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, TEXTILES & APPAREL continued
      3,800   Culp, Inc. *..................  $     22,420
         98   Haggar Corp. .................         1,979
        600   Hallwood Group, Inc. *........        78,000
        100   Hampshire Group Ltd. *........         3,995
      6,400   Kenneth Cole Productions,
                Inc. .......................       186,496
     19,400   Liz Claiborne, Inc. ..........       778,522
        800   McRae Industries, Inc., Class
                A...........................         9,104
     19,900   Phillips-Van Heusen Corp. ....       530,136
      3,100   Polo Ralph Lauren Corp. ......       120,280
      5,600   Russell Corp. ................       101,248
      6,700   Saucony, Inc., Class A........       152,090
      5,000   Stride Rite Corp. ............        66,500
      4,600   Tandy Brands Accessories,
                Inc. .......................        68,862
      6,800   Timberland Co., Class A *.....       482,324
     21,700   Tommy Hilfiger Corp. *........       253,890
                                              ------------
                                                 3,112,459
                                              ------------
              WHOLESALE - 1.8%
        600   ADDvantage Technologies Group,
                Inc. *......................         2,538
      1,500   All American Semiconductor,
                Inc. *......................         7,245
      8,900   Anixter International *.......       321,735
      7,400   Applied Industrial
                Technologies, Inc. .........       201,280
     28,000   Arrow Electronics, Inc. *.....       709,799
      1,100   Beacon Roofing Supply, Inc.
                *...........................        24,074
      1,314   Bell Microproducts, Inc. *....         9,829
      7,000   Delta Apparel, Inc. ..........       207,200
      5,300   Department 56, Inc. *.........        92,538
      5,100   Enesco Group, Inc. *..........        33,915
        100   GTSI Corp. *..................           970
     18,800   Hughes Supply, Inc. ..........       559,300
      3,600   Insurance Auto Auctions, Inc.
                *...........................       100,260
      1,500   LKQ Corp. *...................        30,105
        200   Noland Co. ...................         9,476
        600   Nu Horizons Electronics Corp.
                *...........................         4,290
      1,300   Pomeroy IT Solutions, Inc.
                *...........................        19,370
      3,500   Spartan Stores, Inc. *........        37,240
      2,030   TIMCO Aviation Services, Inc.
                *...........................           264
      2,900   Ventiv Health, Inc. *.........        66,700
      1,400   Watsco, Inc., Class B.........        59,150
                                              ------------
                                                 2,497,278
                                              ------------
              TOTAL COMMON STOCK (COST
                $101,301,565)...............   123,944,529
                                              ------------

See the accompanying notes to the financial statements.


                                                 Laudus Funds Annual Report  103

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg Value Long/Short Equity Fund (a)


 PRINCIPAL                                       VALUE
----------------------------------------------------------
              REPURCHASE AGREEMENT - 10.3%
$14,181,492   Bear Stearns dated 3/31/05,
                due 4/1/05 at 2.63% with a
                maturity value of
                $14,182,528 (Fully
                collateralized by a U.S.
                Treasury securities)........  $ 14,181,492
                                              ------------
              TOTAL REPURCHASE AGREEMENT
                (COST $14,181,492)..........    14,181,492
                                              ------------
              TOTAL INVESTMENTS (COST
                $115,483,057)
                (d) - 100.2%................   138,126,021
              NET OTHER ASSETS
                (LIABILITIES) - (0.2)%......      (222,147)
                                              ------------
              NET ASSETS - 100.0%...........  $137,903,874
                                              ============

---------------

*  Non-income producing security.

(a) All long positions are pledged as collateral for securities sold short.

(b) Bankrupt Security/delisted; fair-valued by Management.

(c) Restricted Security. Additional information regarding this security is as follows:

       ACQUISITION                                PERCENT OF
           DATE              COST     VALUE       NET ASSETS
    December 14, 2001         $0        $0            0%

(d) The aggregate cost for federal income tax purposes is $115,777,936 and differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation...................  $24,724,472
    Unrealized depreciation...................   (2,376,387)
                                                -----------
    Net unrealized appreciation...............  $22,348,085
                                                ===========

                         See the accompanying notes to the financial statements.


104  Laudus Funds Annual Report

Financial Statements

Statement of Securities Sold Short

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND as of 3/31/05

 SHARES                                           VALUE
-----------------------------------------------------------
            COMMON STOCK - 90.2%
            AGRICULTURE, FOOD & BEVERAGE - 1.6%
  1,600     Bridgford Foods Corp. *..........  $     14,384
 16,900     Charles River Laboratories
              International, Inc. *..........       794,976
    972     Coca-Cola Bottling Co. ..........        50,845
 15,100     Coca-Cola Enterprises, Inc. .....       309,852
    143     Farmer Brothers Co. .............         3,425
 19,200     Monterey Pasta Co. *.............        61,440
  3,200     Penford Corp. ...................        52,000
 30,385     Tootsie Roll Industries, Inc. ...       911,550
                                               ------------
                                                  2,198,472
                                               ------------
            AIRLINES - 1.2%
 32,700     AirTran Holdings, Inc. *.........       295,935
 10,500     America West Holdings Corp.,
              Class B *......................        57,015
 17,300     Continental Airlines, Inc., Class
              B *............................       208,292
 13,100     ExpressJet Holdings, Inc. *......       149,471
 10,880     Frontier Airlines, Inc. *........       114,022
 30,800     JetBlue Airways Corp. *..........       586,432
 31,300     Northwest Airlines Corp. *.......       209,397
                                               ------------
                                                  1,620,564
                                               ------------
            AUTOS - 1.9%
 15,400     American Axle & Manufacturing
              Holdings, Inc. ................       377,300
 51,100     Dana Corp. ......................       653,569
 18,245     Gentex Corp. ....................       582,016
 17,300     Lear Corp. ......................       767,428
    900     Quantum Fuel Systems Technologies
              Worldwide, Inc. *..............         4,167
 14,800     Tenneco Automotive, Inc. *.......       184,408
                                               ------------
                                                  2,568,888
                                               ------------
            BANKS & CREDIT INSTITUTIONS - 5.9%
 32,800     AmeriCredit Corp. *..............       768,832
 31,100     Astoria Financial Corp. .........       786,830
  8,300     Capitol Federal Financial........       287,512
 16,700     CharterMac.......................       359,050
 25,400     Commerce Bancorp, Inc. ..........       824,738
 53,100     E*TRADE Financial Corp. .........       637,200
  4,400     Encore Capital Group, Inc. *.....        64,020
 16,600     F.N.B. Corp. ....................       317,890
 18,153     Hudson City Bancorp, Inc. .......       663,492
 16,400     Hudson United Bancorp............       578,100
    700     Midwest Banc Holdings, Inc. .....        13,937
 45,800     New York Community Bancorp,
              Inc. ..........................       831,728
 14,200     Ocwen Financial Corp. *..........       114,594
 18,800     Old National Bancorp.............       381,640
  1,600     TNS, Inc. *......................        28,720
 28,770     Valley National Bancorp..........       741,691
 16,200     Webster Financial Corp. .........       735,642
                                               ------------
                                                  8,135,616
                                               ------------
            BASIC MINERALS & METALS - 1.1%
 11,200     American Superconductor Corp.
              *..............................       111,776
 18,400     Apex Silver Mines Ltd. *.........       294,768

 SHARES                                           VALUE
-----------------------------------------------------------
            COMMON STOCK, BASIC MINERALS & METALS continued
  7,000     Century Aluminum Co. *...........  $    211,820
  4,700     Encore Wire Corp. *..............        47,940
 11,900     Freeport-McMoRan Copper & Gold,
              Inc., Class B..................       471,359
 40,800     Hecla Mining Co. *...............       223,584
  2,100     Meridian Gold, Inc. *............        35,364
 15,500     Stillwater Mining Co. *..........       152,675
                                               ------------
                                                  1,549,286
                                               ------------
            BEER, LIQUOR & TOBACCO - 0.5%
 14,600     DIMON, Inc. .....................        91,250
  4,300     Molson Coors Brewing Co., Class
              B..............................       331,831
  2,900     Standard Commercial Corp. .......        53,940
  9,500     Star Scientific, Inc. *..........        50,255
  8,861     Vector Group Ltd. ...............       136,282
                                               ------------
                                                    663,558
                                               ------------
            BIOTECHNOLOGY - 1.6%
 19,800     Alexion Pharmaceuticals, Inc.
              *..............................       428,967
  4,000     Anika Therapeutics, Inc. *.......        51,200
    200     Applera Corp.- Celera Genomics
              Group *........................         2,050
 11,500     ARIAD Pharmaceuticals, Inc. *....        64,400
 18,707     Avigen, Inc. *...................        52,193
    400     BioCryst Pharmaceuticals, Inc.
              *..............................         1,844
 17,200     Cell Genesys, Inc. *.............        77,916
  2,393     CYTOGEN Corp. *..................        13,855
  9,400     Dyax Corp. *.....................        30,268
 57,700     Human Genome Sciences, Inc. *....       531,994
  4,300     ICOS Corp. *.....................        96,578
 10,700     Intermune, Inc. *................       117,700
  7,300     Kosan Biosciences, Inc. *........        29,930
 13,700     Lexicon Genetics, Inc. *.........        70,007
 16,300     Myriad Genetics, Inc. *..........       299,757
  3,200     Neurocrine Biosciences, Inc. *...       121,792
  1,300     Novavax, Inc. *..................         1,833
  5,400     Onyx Pharmaceuticals, Inc. *.....       169,290
 12,700     Seattle Genetics, Inc. *.........        65,278
    100     Telik, Inc. *....................         1,508
                                               ------------
                                                  2,228,360
                                               ------------
            CELLULAR & WIRELESS - 0.0%
  7,100     Boston Communications Group, Inc.
              *..............................        50,552
                                               ------------
            CHEMICALS & RUBBER - 1.7%
  9,100     BioSphere Medical, Inc. *........        35,945
  8,800     Cabot Microelectronics Corp. *...       276,144
 24,900     Goodyear Tire & Rubber Co. *.....       332,415
 10,400     MacDermid, Inc. .................       338,000
  7,060     North American Scientific, Inc.
              *..............................        25,840
  7,500     Scotts Co., Class A *............       526,725
 12,400     Valspar Corp. ...................       577,096
  6,800     WD-40 Co. .......................       220,932
                                               ------------
                                                  2,333,097
                                               ------------

See the accompanying notes to the financial statements.


                                                 Laudus Funds Annual Report  105

Financial Statements--Statement of Securities Sold Short continued

Laudus Rosenberg Value Long/Short Equity Fund


 SHARES                                           VALUE
-----------------------------------------------------------
            COMMON STOCK continued
            COMMUNICATIONS UTILITIES - 1.3%
 33,633     Cablevision Systems Corp. *......  $    943,406
 44,500     Citizens Communications Co. .....       575,830
 19,600     Level 3 Communications, Inc. *...        40,376
 24,700     Mediacom Communications Corp. *..       161,538
 12,900     Net2Phone, Inc. *................        20,769
 17,100     Time Warner Telecom, Inc., Class
              A *............................        67,887
                                               ------------
                                                  1,809,806
                                               ------------
            CONSTRUCTION & HOMEBUILDING - 0.3%
  9,700     Champion Enterprises, Inc. *.....        91,180
  7,500     MasTec, Inc. *...................        61,575
  5,000     Modtech Holdings, Inc. *.........        42,500
    200     Orleans Homebuilders, Inc. ......         3,678
 29,200     Quanta Services, Inc. *..........       222,796
                                               ------------
                                                    421,729
                                               ------------
            CONSTRUCTION MATERIALS - 0.0%
  7,600     Nanophase Technologies Corp. *...        43,548
                                               ------------
            CONSUMER DURABLES - 0.8%
 28,600     Maytag Corp. ....................       399,542
 10,900     Whirlpool Corp. .................       738,257
                                               ------------
                                                  1,137,799
                                               ------------
            DRUGS & PHARMACEUTICALS - 5.3%
  7,200     Able Laboratories, Inc. *........       168,912
 23,400     Adolor Corp. *...................       232,596
 34,900     Alkermes, Inc. *.................       362,262
 23,112     Amylin Pharmaceuticals, Inc. *...       404,229
  3,700     AtheroGenics, Inc. *.............        48,433
    600     Cellegy Pharmaceuticals, Inc.
              *..............................           972
  5,800     Cubist Pharmaceuticals, Inc. *...        61,596
 17,300     CuraGen Corp. *..................        71,968
 37,100     CV Therapeutics, Inc. *..........       755,357
 19,600     Dendreon Corp. *.................       106,820
    100     DepoMed, Inc. *..................           394
  8,200     Discovery Laboratories, Inc. *...        46,166
  5,300     DOV Pharmaceutical, Inc. *.......        72,504
  8,300     Emisphere Technologies, Inc. *...        30,461
  9,277     Enzo Biochem, Inc. *.............       133,774
  6,800     Epix Pharmaceuticals, Inc. *.....        47,600
  2,484     Guilford Pharmaceuticals, Inc.
              *..............................         5,713
 23,200     Hospira, Inc. *..................       748,664
  2,300     Idenix Pharmaceuticals, Inc. *...        45,655
  1,504     ImmunoGen, Inc. *................         7,866
  1,800     Immunomedics, Inc. *.............         4,374
 15,500     Indevus Pharmaceuticals, Inc.
              *..............................        43,090
 16,700     Inspire Pharmaceuticals, Inc.
              *..............................       136,272
 68,000     Isis Pharmaceuticals, Inc. *.....       263,160
  7,400     Kos Pharmaceuticals, Inc. *......       308,432
  6,600     Medicis Pharmaceutical Corp.,
              Class A........................       197,868
  9,100     Neose Technologies, Inc. *.......        23,478
     74     Neurogen Corp. *.................           524
 38,100     NPS Pharmaceuticals, Inc. *......       480,822
 10,200     Pain Therapeutics, Inc. *........        51,816
 12,200     Par Pharmaceutical Cos., Inc.
              *..............................       407,968
 13,735     Penwest Pharmaceuticals Co. *....       169,765

 SHARES                                           VALUE
-----------------------------------------------------------
            COMMON STOCK, DRUGS & PHARMACEUTICALS continued
  2,300     Pharmacyclics, Inc. *............  $     18,469
  2,200     Protein Design Labs, Inc. *......        35,178
  3,300     Santarus, Inc. *.................        16,038
    300     SciClone Pharmaceuticals, Inc.
              *..............................           852
      5     Tanox, Inc. *....................            48
 21,800     Transkaryotic Therapies, Inc.
              *..............................       544,237
 32,300     Vertex Pharmaceuticals, Inc. *...       302,328
 18,182     Vicuron Pharmaceuticals, Inc.
              *..............................       286,548
 16,900     Watson Pharmaceuticals, Inc. *...       519,337
  7,009     ZymoGenetics, Inc. *.............       106,957
                                               ------------
                                                  7,269,503
                                               ------------
            ELECTRIC UTILITIES - 3.2%
  9,700     Allegheny Energy, Inc. *.........       200,402
 63,500     CenterPoint Energy, Inc. ........       763,905
 40,400     DPL, Inc. .......................     1,010,000
 24,600     DTE Energy Co. ..................     1,118,808
  2,200     Otter Tail Corp. ................        55,088
 34,500     Sierra Pacific Resources *.......       370,875
 55,900     TECO Energy, Inc. ...............       876,512
                                               ------------
                                                  4,395,590
                                               ------------
            FINANCIAL INVESTMENTS - 1.5%
  7,400     Acacia Research -- Acacia
              Technologies *.................        41,884
  5,000     CapitalSource, Inc. *............       115,000
  6,028     Digital Theater systems, Inc.
              *..............................       109,167
 27,300     Hanover Compressor Co. *.........       329,511
 20,600     InterDigital Communications Corp.
              *..............................       315,592
     27     Macrovision Corp. *..............           615
 25,400     Marvel Enterprises, Inc. *.......       508,000
 22,700     Rent-A-Center, Inc. *............       619,937
    900     Royal Gold, Inc. ................        16,497
                                               ------------
                                                  2,056,203
                                               ------------
            FOREST PRODUCTS & PAPER - 0.8%
 10,200     Bowater, Inc. ...................       384,234
    200     Caraustar Industries, Inc. *.....         2,580
 27,200     Graphic Packaging Corp. *........       119,952
 10,700     Sealed Air Corp. *...............       555,758
                                               ------------
                                                  1,062,524
                                               ------------
            FURNITURE & HOUSEHOLD ITEMS - 1.8%
 18,200     Alliance Gaming Corp. *..........       174,538
  4,800     Constar International, Inc. *....        27,168
    400     Global-Tech Appliances, Inc. *...         2,792
 24,168     Herman Miller, Inc. .............       727,940
    900     Kinetic Concepts, Inc. *.........        53,685
 23,700     Leapfrog Enterprises, Inc. *.....       268,995
 33,800     Pactiv Corp. *...................       789,230
    400     Research Frontiers, Inc. *.......         2,080
  5,400     Rogers Corp. *...................       216,000
  2,900     Russ Berrie & Co., Inc. .........        55,535
    200     Select Comfort Corp. *...........         4,088
  7,700     Tempur-Pedic International, Inc.
              *..............................       143,682
  4,400     Virco Manufacturing Corp. *......        33,792
                                               ------------
                                                  2,499,525
                                               ------------

                         See the accompanying notes to the financial statements.


106  Laudus Funds Annual Report

Financial Statements--Statement of Securities Sold Short continued

Laudus Rosenberg Value Long/Short Equity Fund


 SHARES                                           VALUE
-----------------------------------------------------------
            COMMON STOCK continued
            GAS & OTHER PUBLIC UTILITIES - 1.9%
107,500     El Paso Corp. ...................  $  1,137,350
 13,500     Kinder Morgan, Inc. .............     1,021,950
 10,600     SEMCO Energy, Inc. ..............        60,950
  7,736     Stericycle, Inc. *...............       341,931
                                               ------------
                                                  2,562,181
                                               ------------
            GOVERNMENT AIRCRAFT & DEFENSE - 0.2%
  8,200     Kaman Corp., Class A.............       102,090
  2,984     KVH Industries, Inc. *...........        27,184
  6,300     Microvision, Inc. *..............        36,729
  4,106     Sirf Technology Holdings, Inc.
              *..............................        45,823
  7,500     Sturm, Ruger & Co., Inc. ........        51,975
                                               ------------
                                                    263,801
                                               ------------
            HEALTH CARE & HOSPITAL - 2.1%
  7,487     American Healthways, Inc. *......       247,221
 14,000     AMERIGROUP Corp. *...............       511,840
 26,200     Array BioPharma, Inc. *..........       183,662
    578     Bio-Reference Labs, Inc. *.......         8,046
 19,000     Lincare Holdings, Inc. *.........       840,370
  2,500     Odyssey Healthcare, Inc. *.......        29,400
  5,100     Specialty Laboratories, Inc. *...        48,705
 81,700     Tenet Healthcare Corp. *.........       942,001
  1,400     U.S. Physical Therapy, Inc. *....        19,572
    800     VCA Antech, Inc. *...............        16,184
  4,700     VistaCare, Inc., Class A *.......        96,209
                                               ------------
                                                  2,943,210
                                               ------------
            INFORMATION & SERVICES - 6.4%
  7,300     Administaff, Inc. ...............       106,580
 11,000     Arbitron, Inc. ..................       471,900
     38     Arena Pharmaceuticals, Inc. *....           192
 19,000     Certegy, Inc. ...................       657,780
  4,500     Clark, Inc. .....................        69,660
    300     Concorde Career Colleges, Inc.
              *..............................         5,100
 26,800     Corinthian Colleges, Inc. *......       421,296
    900     deCODE genetics, Inc. *..........         5,130
 12,000     Deluxe Corp. ....................       478,320
 40,300     DeVry, Inc. *....................       762,476
 21,000     Education Management Corp. *.....       586,950
  7,900     Exact Sciences Corp. *...........        28,203
 31,500     Exelixis, Inc. *.................       213,570
 15,400     FTI Consulting, Inc. *...........       317,856
  3,000     Hewitt Associates, Inc. *........        79,800
  2,600     Intersections, Inc. *............        37,830
  3,800     iPayment Holdings, Inc. *........       160,360
 26,450     Iron Mountain, Inc. *............       762,817
  8,800     LCC International, Inc., Class A
              *..............................        37,048
 24,700     Maxygen, Inc. *..................       211,926
  4,600     Medical Staffing Network
              Holdings, Inc. *...............        30,406
  5,200     NetRatings, Inc. *...............        79,300
 14,682     PRG-Schultz International, Inc.
              *..............................        73,557
  5,953     Princeton Review, Inc. *.........        32,801
  9,600     RAE Systems, Inc. *..............        29,472
 25,500     Regeneron Pharmaceuticals, Inc.
              *..............................       130,305
 96,400     Service Corp. International *....       721,072

 SHARES                                           VALUE
-----------------------------------------------------------
            COMMON STOCK, INFORMATION & SERVICES continued
  5,400     Strayer Education, Inc. .........  $    611,928
 11,500     Syntroleum Corp. *...............       140,760
  7,000     The Advisory Board Co. *.........       305,900
    100     The Corporate Executive Board
              Co. ...........................         6,395
  4,800     Total System Services, Inc. .....       119,952
  8,800     Universal Technical Institute,
              Inc. *.........................       323,840
  7,900     Viad Corp. ......................       212,510
 15,200     Weight Watchers International,
              Inc. *.........................       653,296
                                               ------------
                                                  8,886,288
                                               ------------
            INSTRUMENTS - 4.3%
  6,895     Abaxis, Inc. *...................        61,021
  1,600     Aksys Ltd. *.....................         5,072
 42,800     Applera Corp. ...................       844,871
    500     ATS Medical, Inc. *..............         1,825
  3,400     Caliper Life Sciences, Inc. *....        21,930
 16,174     Cepheid, Inc. *..................       156,403
  8,200     Cholestech Corp. *...............        82,656
 16,100     Ciphergen Biosystems, Inc. *.....        44,597
  3,000     Closure Medical Corp. *..........        80,100
 14,444     Cognex Corp. ....................       359,367
 22,700     Conceptus, Inc. *................       177,060
    300     Daxor Corp. *....................         6,630
  9,400     FEI Co. *........................       217,610
 11,078     FormFactor, Inc. *...............       250,806
  7,400     I-Flow Corp. *...................       117,142
 12,450     IDEXX Laboratories, Inc. *.......       674,292
 10,809     Illumina, Inc. *.................        87,337
 24,600     Input/Output, Inc. *.............       158,670
  7,805     Ixia *...........................       138,851
  9,491     Kyphon, Inc. *...................       238,888
  9,500     LifeCell Corp. *.................        84,550
  9,900     Luminex Corp. *..................        74,547
  3,900     Measurement Specialties, Inc.
              *..............................        89,700
    201     Merit Medical Systems, Inc. *....         2,410
 15,800     Millipore Corp. *................       685,720
 17,700     Orasure Technologies, Inc. *.....       130,272
 11,400     OrthoLogic Corp. *...............        57,684
  6,000     Photon Dynamics, Inc. *..........       114,360
  6,288     Possis Medical, Inc. *...........        52,631
  9,100     Regeneration Technologies, Inc.
              *..............................        93,821
  4,400     Rita Medical Systems, Inc. *.....        13,156
  4,700     SonoSite, Inc. *.................       122,106
  2,400     Spectranetics Corp. *............        12,480
  7,900     STAAR Surgical Co. *.............        30,889
 16,100     ThermoGenesis Corp. *............        80,500
    200     TriPath Imaging, Inc. *..........         1,408
  1,000     Utah Medical Products, Inc. .....        22,000
  2,800     Varian Medical Systems, Inc. *...        95,984
  3,974     Varian, Inc. *...................       150,575
 10,300     Wright Medical Group, Inc. *.....       247,200
                                               ------------
                                                  5,887,121
                                               ------------
            INSURANCE - 1.6%
  1,900     Arch Capital Group Ltd. *........        76,076
  1,500     Brown & Brown, Inc. .............        69,135
    800     ChoicePoint, Inc. *..............        32,088

See the accompanying notes to the financial statements.


                                                 Laudus Funds Annual Report  107

Financial Statements--Statement of Securities Sold Short continued

Laudus Rosenberg Value Long/Short Equity Fund


 SHARES                                           VALUE
-----------------------------------------------------------
            COMMON STOCK, INSURANCE continued
  1,931     Citizens, Inc. *.................  $     11,103
  2,500     CorVel Corp. *...................        53,300
  4,800     Danielson Holding Corp. *........        82,800
 11,800     Hilb, Rogal & Hamilton Co. ......       422,440
    400     Markel Corp. *...................       138,084
 17,100     RenaissanceRe Holdings Ltd. .....       798,570
  1,100     Transatlantic Holdings, Inc. ....        72,842
 12,700     U.S.I. Holdings Corp. *..........       149,606
  8,500     Willis Group Holdings Ltd. ......       313,395
                                               ------------
                                                  2,219,439
                                               ------------
            IT HARDWARE - 5.3%
 15,000     Advanced Energy Industries, Inc.
              *..............................       145,050
    300     Atheros Communications *.........         3,081
  1,680     Avici Systems, Inc. *............         7,222
 36,320     Axcelis Technologies, Inc. *.....       265,136
  5,600     California Micro Devices Corp.
              *..............................        28,280
    600     Centillium Communications, Inc.
              *..............................         1,536
  1,120     Cherokee International Corp. *...         7,829
 30,245     Cirrus Logic, Inc. *.............       136,707
  1,600     Color Kinetics, Inc. *...........        16,128
    200     COMARCO, Inc. *..................         1,730
 19,800     CommScope, Inc. *................       296,208
 17,100     Cypress Semiconductor Corp. *....       215,460
  1,900     Daktronics, Inc. *...............        41,135
 11,200     Ditech Communications Corp. *....       139,664
 10,300     DSP Group, Inc. *................       265,328
 12,900     ESS Technology, Inc. *...........        67,983
    141     Exar Corp. *.....................         1,889
  9,385     Helix Technology Corp. ..........       145,186
 10,100     Hutchinson Technology, Inc. *....       351,278
    350     Ibis Technology Corp. *..........           770
 20,189     Integrated Circuit Systems, Inc.
              *..............................       386,014
 12,700     Integrated Silicon Solution, Inc.
              *..............................        85,090
  6,200     Kulicke & Soffa Industries, Inc.
              *..............................        38,998
 13,500     Mattson Technology, Inc. *.......       107,190
  2,600     Metalink Ltd. *..................        11,544
 11,696     Micrel, Inc. *...................       107,837
  4,000     Micro Linear Corp. *.............        20,200
 17,074     Microchip Technology, Inc. ......       444,095
 51,900     National Semiconductor Corp. ....     1,069,660
 12,400     NVIDIA Corp. *...................       294,624
    900     Parlex Corp. *...................         5,715
 16,300     Pericom Semiconductor Corp. *....       139,691
 23,700     PMC-Sierra, Inc. *...............       208,560
 39,900     Rambus, Inc. *...................       601,293
 18,900     RF Micro Devices, Inc. *.........        98,658
 38,000     Semtech Corp. *..................       679,060
 47,500     Teradyne, Inc. *.................       693,500
    200     Universal Display Corp. *........         1,398
  5,800     Vyyo, Inc. *.....................        43,094
 14,400     Westell Technologies, Inc. *.....        79,344
                                               ------------
                                                  7,253,165
                                               ------------
            LAND & WATER TRANSPORTATION - 0.0%
    300     GulfMark Offshore, Inc. *........         7,773
                                               ------------

 SHARES                                           VALUE
-----------------------------------------------------------
            COMMON STOCK continued
            MAINFRAME & MINICOMPUTERS - 0.1%
 27,415     Cray, Inc. *.....................  $     69,908
  7,923     Omnicell, Inc. *.................        57,125
                                               ------------
                                                    127,033
                                               ------------
            METAL PRODUCTS & MACHINERY - 2.9%
  3,400     Aaon, Inc. *.....................        55,964
  6,100     AGCO Corp. *.....................       111,325
  7,501     American Power Conversion
              Corp. .........................       195,851
  7,700     Briggs & Stratton Corp. .........       280,357
  4,800     Bucyrus International, Inc.,
              Class A........................       187,488
  6,234     CUNO, Inc. *.....................       320,365
    500     Environmental Tectonics Corp.
              *..............................         2,595
 11,000     Fedders Corp. ...................        30,580
 17,100     Federal Signal Corp. ............       259,407
 27,000     FuelCell Energy, Inc. *..........       269,460
 13,200     Global Power Equipment Group,
              Inc. *.........................       126,456
  3,400     Intevac, Inc. *..................        32,062
    500     Lindsay Manufacturing Co. .......         9,540
  8,200     Littlefuse, Inc. *...............       234,930
  3,817     Maxwell Technologies, Inc. *.....        35,002
  1,300     Paragon Technologies, Inc. *.....        11,388
    200     Paul Mueller Co. ................         5,225
  1,000     Peerless Manufacturing Co. *.....        14,440
 18,800     Plug Power, Inc. *...............       124,080
 17,300     SPX Corp. .......................       748,744
    200     TransTechnology Corp. *..........         1,550
 12,115     Trinity Industries, Inc. ........       341,280
  1,200     Ultralife Batteries, Inc. *......        20,544
    100     Wilson Greatbatch Technologies,
              Inc. *.........................         1,824
 11,500     Zebra Technologies Corp., Class A
              *..............................       546,135
                                               ------------
                                                  3,966,592
                                               ------------
            MISCELLANEOUS FINANCE - 2.3%
 39,338     Ameritrade Holding Corp. *.......       401,641
  9,000     eSPEED, Inc., Class A *..........        82,800
 21,200     IndyMac Bancorp, Inc. ...........       720,800
 56,900     Janus Capital Group, Inc. .......       793,755
 16,400     Jefferies Group, Inc. ...........       617,952
  2,127     Ladenburg Thalmann Financial
              Services, Inc. *...............         1,446
 14,500     W.P. Stewart & Co., Ltd. ........       328,570
  8,100     Waddell & Reed Financial, Inc.,
              Class A........................       159,894
  1,700     Westwood Holdings Group, Inc. ...        32,266
                                               ------------
                                                  3,139,124
                                               ------------
            OIL & COAL RESOURCES - 0.0%
  1,300     Clayton Williams Energy, Inc.
              *..............................        33,670
                                               ------------
            OIL DISTRIBUTION - 0.2%
    400     Cheniere Energy, Inc. *..........        25,804
  5,882     Headwaters, Inc. *...............       193,047
                                               ------------
                                                    218,851
                                               ------------
            PHOTOOPTICAL, MICROS & OFFICE MACHINERY - 1.4%
 22,100     Adaptec, Inc. *..................       105,859
  3,300     Avid Technology, Inc. *..........       178,596
 20,084     Electronics for Imaging, Inc.
              *..............................       358,299

                         See the accompanying notes to the financial statements.


108  Laudus Funds Annual Report

Financial Statements--Statement of Securities Sold Short continued

Laudus Rosenberg Value Long/Short Equity Fund


 SHARES                                           VALUE
-----------------------------------------------------------
            COMMON STOCK, PHOTOOPTICAL, MICROS & OFFICE
              MACHINERY continued
  4,200     Fargo Electronics, Inc. *........  $     61,614
  8,500     Immersion Corp. *................        51,000
  4,900     Interlink Electronics, Inc. *....        31,752
  5,400     LaserCard Corp. *................        26,892
  7,500     Maxtor Corp. *...................        39,900
  4,100     Metrologic Instruments, Inc. *...        92,168
    800     Mobility Electronics, Inc. *.....         5,592
 12,644     Nam Tai Electronics, Inc. .......       336,330
     60     Qualstar Corp. *.................           245
 50,200     Western Digital Corp. *..........       640,050
                                               ------------
                                                  1,928,297
                                               ------------
            PUBLISHING, BROADCASTING & CINEMA - 2.1%
 17,600     aQuantive, Inc. *................       194,832
  5,400     Crown Media Holdings, Inc., Class
              A *............................        48,654
 18,100     Dex Media, Inc. .................       373,765
 11,800     Dow Jones & Co., Inc. ...........       440,966
  2,300     Fisher Communications, Inc. *....       118,933
 19,200     Journal Register Co. *...........       320,640
    300     McClatchy Co., Class A...........        22,248
  1,500     Meredith Corp. ..................        70,125
  8,810     Pixar *..........................       859,416
  2,100     Quixote Corp. ...................        45,507
     54     Salem Communications Corp., Class
              A *............................         1,112
 17,200     Sinclair Broadcast Group, Inc.,
              Class A........................       138,116
  4,400     Valassis Communications, Inc.
              *..............................       153,824
  6,300     Young Broadcasting, Inc., Class A
              *..............................        54,432
                                               ------------
                                                  2,842,570
                                               ------------
            REAL ESTATE DEVELOPMENT - 0.7%
 10,900     Forest City Enterprises, Inc.,
              Class A........................       695,420
    800     Griffin Land & Nurseries, Inc.
              *..............................        20,800
  5,400     Reading International, Inc. *....        38,070
  4,700     Tejon Ranch Co. *................       209,620
                                               ------------
                                                    963,910
                                               ------------
            REAL ESTATE INVESTMENT TRUSTS - 10.2%
 16,400     Arden Realty, Inc. ..............       555,140
 11,800     Avalonbay Communities, Inc. .....       789,302
 14,700     BRE Properties, Inc., Class A....       518,910
 12,900     Camden Property Trust............       606,687
 17,800     CarrAmerica Realty Corp. ........       561,590
 26,600     Catellus Development Corp. ......       708,890
 16,700     CenterPoint Properties Trust.....       684,700
  4,300     Duke Realty Corp. ...............       128,355
  8,500     Essex Property Trust, Inc. ......       585,990
 14,500     Federal Realty Investment
              Trust..........................       701,075
 21,200     General Growth Properties,
              Inc. ..........................       722,920
 25,700     Health Care Property Investors,
              Inc. ..........................       603,179
 10,900     Health Care REIT, Inc. ..........       348,800
    200     Healthcare Realty Trust, Inc. ...         7,288
 44,300     Host Marriott Corp. .............       733,608
    300     Liberty Property Trust...........        11,715
 27,800     Plum Creek Timber Co. ...........       992,460
 13,400     Post Properties, Inc. ...........       415,936

 SHARES                                           VALUE
-----------------------------------------------------------
            COMMON STOCK, REAL ESTATE INVESTMENT
              TRUSTS continued
 28,400     ProLogis.........................  $  1,053,639
 15,500     Shurgard Storage Centers, Inc.,
              Class A........................       635,190
  5,900     Sun Communities, Inc. ...........       211,220
  7,900     Tanger Factory Outlet Centers,
              Inc. ..........................       173,800
 15,700     The Mills Corp. .................       830,530
  3,700     Town & Country Trust.............        97,865
 37,300     United Dominion Realty Trust,
              Inc. ..........................       778,451
 22,900     Ventas, Inc. ....................       571,584
  1,000     Weingarten Realty Investors......        34,510
                                               ------------
                                                 14,063,334
                                               ------------
            RESTAURANTS, HOTELS & THEATERS - 2.2%
 22,300     Applebee's International,
              Inc. ..........................       614,588
  7,800     Buca, Inc. *.....................        48,976
    220     Champps Entertainment, Inc. *....         1,973
  2,230     Cosi, Inc. *.....................        15,164
 27,500     Krispy Kreme Doughnuts, Inc. *...       209,825
  1,000     Lakes Entertainment, Inc. *......        18,000
 13,600     Magna Entertainment Corp., Class
              A *............................        83,504
  8,500     Multimedia Games, Inc. *.........        65,960
  2,900     Nevada Gold & Casinos, Inc. *....        37,120
    800     Outback Steakhouse, Inc. ........        36,632
 14,100     Pinnacle Entertainment, Inc. *...       235,470
 13,000     Regal Entertainment Group, Class
              A..............................       273,390
 22,900     Ruby Tuesday, Inc. ..............       556,241
 24,643     The Cheesecake Factory, Inc. *...       873,594
  1,300     Westwood One, Inc. *.............        26,455
                                               ------------
                                                  3,096,892
                                               ------------
            RETAIL - 5.9%
  8,000     1-800-FLOWERS.COM, Inc., Class A
              *..............................        60,560
 16,900     99 Cents Only Stores *...........       222,573
 23,800     AnnTaylor Stores Corp. *.........       609,042
  2,500     Cache, Inc. *....................        33,875
 32,400     Carmax, Inc. *...................     1,020,600
    400     Charlotte Russe Holding, Inc.
              *..............................         5,168
  2,700     Cost Plus, Inc. *................        72,576
  1,600     Design Within Reach, Inc. *......        25,176
 17,300     Family Dollar Stores, Inc. ......       525,228
  4,100     Gaiam, Inc. *....................        22,714
  4,900     Great Atlantic & Pacific Tea Co.
              *..............................        73,010
  6,600     Group 1 Automotive, Inc. *.......       173,580
  6,400     J. Jill Group, Inc. *............        88,064
  4,600     Kirkland's, Inc. *...............        50,876
    538     Mothers Work, Inc. *.............         7,441
  8,300     Pathmark Stores, Inc. *..........        52,373
 21,200     Payless ShoeSource, Inc. *.......       334,748
  8,100     PETCO Animal Supplies, Inc. *....       298,161
    700     PETsMART, Inc. ..................        20,125
 32,600     Pier 1 Imports, Inc. ............       594,298
  6,200     PriceSmart, Inc. *...............        45,508
 31,609     Ross Stores, Inc. ...............       921,086
 46,900     Saks, Inc. ......................       846,545
  4,200     Sharper Image Corp. *............        69,762
 22,600     Tiffany & Co. ...................       780,152
  6,600     ValueVision Media, Inc., Class A
              *..............................        81,642

See the accompanying notes to the financial statements.


                                                 Laudus Funds Annual Report  109

Financial Statements--Statement of Securities Sold Short continued

Laudus Rosenberg Value Long/Short Equity Fund


 SHARES                                           VALUE
-----------------------------------------------------------
            COMMON STOCK, RETAIL continued
  4,700     Whitehall Jewellers, Inc. *......  $     33,370
 10,300     Whole Foods Market, Inc. ........     1,051,939
                                               ------------
                                                  8,120,192
                                               ------------
            SOAPS & COSMETICS - 0.1%
    600     Katy Industries, Inc. *..........         2,280
 21,300     Playtex Products, Inc. *.........       191,700
                                               ------------
                                                    193,980
                                               ------------
            SOFTWARE - 6.1%
 15,000     AMICAS, Inc. *...................        55,200
  2,400     Blackboard, Inc. *...............        41,856
  7,800     CACI International, Inc., Class A
              *..............................       430,794
 19,500     Citrix Systems, Inc. *...........       464,490
  6,000     CoStar Group, Inc. *.............       221,100
 19,700     CSG Systems International, Inc.
              *..............................       320,913
  1,400     Digital River, Inc. *............        43,624
  8,600     Fair Isaac Corp. ................       296,184
 31,500     GTECH Holdings Corp. ............       741,195
 15,900     Harris Interactive, Inc. *.......        73,299
115,725     Identix, Inc. *..................       584,411
  3,800     Imergent, Inc. *.................        37,278
  6,500     Jupitermedia Corp. *.............       100,815
  2,700     Kanbay International, Inc. *.....        55,242
    900     Manhattan Associates, Inc. *.....        18,333
 27,800     Mercury Interactive Corp. *......     1,317,164
  1,400     Merge Technologies, Inc. *.......        24,570
  4,300     MicroStrategy, Inc., Class A *...       233,361
 18,797     National Instruments Corp. ......       508,459
 13,400     NAVTEQ *.........................       580,890
  2,600     Netiq Corp. *....................        29,718
  7,700     PC-Tel, Inc. *...................        56,672
 25,000     Reynolds & Reynolds Co., Class
              A..............................       676,500
  8,200     Secure Computing Corp. *.........        70,274
  7,900     SM&A *...........................        65,254
  8,000     Sohu.com, Inc. *.................       140,640
  4,700     SS&C Technologies, Inc. .........       107,160

 SHARES                                           VALUE
-----------------------------------------------------------
            COMMON STOCK, SOFTWARE continued
 12,600     SupportSoft, Inc. *..............  $     66,528
  2,900     Syntel, Inc. ....................        51,330
  6,200     Tradestation Group, Inc. *.......        37,448
  5,686     Transaction Systems Architects,
              Inc. *.........................       131,631
 76,800     Unisys Corp. *...................       542,208
 11,600     WebEx Communications, Inc. *.....       250,444
                                               ------------
                                                  8,374,985
                                               ------------
            TEXTILES & APPAREL - 1.2%
 19,400     Cintas Corp. ....................       801,414
  6,003     Columbia Sportswear Co. *........       319,540
  9,500     Kellwood Co. ....................       273,505
  6,000     Mossimo, Inc. *..................        20,640
  4,600     Oxford Industries, Inc. .........       168,314
 11,100     The Gymboree Corp. *.............       139,194
                                               ------------
                                                  1,722,607
                                               ------------
            WHOLESALE - 2.5%
  1,100     Accredo Health, Inc. *...........        48,851
  5,600     Action Performance Companies,
              Inc. ..........................        74,088
 11,300     AmerisourceBergen Corp. .........       647,377
  2,606     D & K Healthcare Resources,
              Inc. ..........................        21,812
    208     Express Scripts, Inc. *..........        18,136
 13,839     Henry Schein, Inc. *.............       495,990
 21,400     Ingram Micro, Inc., Class A *....       356,738
 24,700     OfficeMax, Inc. .................       827,450
 10,700     Performance Food Group Co. *.....       296,176
 18,300     Tech Data Corp. *................       678,198
                                               ------------
                                                  3,464,816
                                               ------------
            TOTAL SECURITIES SOLD SHORT
              (PROCEEDS $128,373,538) --
              90.2%..........................  $124,324,451
                                               ============

---------------

*  Non-income producing security.

                         See the accompanying notes to the financial statements.


110  Laudus Funds Annual Report

                      (This Page Intentionally Left Blank)

See the accompanying notes to the financial statements.


                                                 Laudus Funds Annual Report  111

Financial Statements

Statements of Assets and Liabilities as of 3/31/05


                                                   LAUDUS                     LAUDUS
                                                  ROSENBERG                  ROSENBERG               LAUDUS
                                                 U.S. LARGE                 U.S. LARGE             ROSENBERG
                                               CAPITALIZATION          CAPITALIZATION GROWTH     U.S. DISCOVERY
                                                    FUND                       FUND                   FUND
                                          -------------------------    ---------------------    ----------------
ASSETS:
Total Investments, at cost(1)...........         $40,525,508                $6,360,277            $280,259,909
                                                 ===========                ==========            ============
Investments, at value(1)................         $46,968,588                $6,878,974            $309,828,169
Repurchase agreements, at amortized
 cost...................................             646,000                    59,374               5,725,000
                                                 -----------                ----------            ------------
 Total Investments......................          47,614,588                 6,938,348             315,553,169
                                                 -----------                ----------            ------------
Deposits with broker and custodian bank
 for securities sold short..............                  --                        --                      --
Cash....................................                 150                        --                      43
Foreign currency, at value(2)...........                  --                        --                      --
Unrealized gain on foreign currency
 contracts..............................                  --                        --                      --
Dividends and interest receivable.......              53,338                     5,431                 324,598
Receivable for redemption fees..........                  --                        --                   1,950
Receivable for securities sold short....                  --                        --                      --
Receivable for investments sold.........             115,615                        --                 153,580
Reclaims receivable.....................                  --                        --                      --
Receivable from Manager.................                  --                     4,013                      --
Prepaid expenses........................              15,726                    15,317                  18,104
                                                 -----------                ----------            ------------
 Total Assets...........................          47,799,417                 6,963,109             316,051,444
                                                 -----------                ----------            ------------
LIABILITIES:
Securities sold short, proceeds.........         $        --                $       --            $         --
                                                 ===========                ==========            ============
Securities sold short...................                  --                        --                      --
Unrealized loss on foreign currency
 contracts..............................                  --                        --                      --
Payable to custodian....................                  --                        --                      --
Payable for investments purchased.......             384,861                     6,982                 800,651
Payable for return of collateral
 received for securities loaned.........                  --                        --                      --
Accrued expenses and other liabilities:
 Manager fees...........................              49,565                     3,716                 380,628
 Transfer agent fees....................               1,637                     1,126                   6,235
 Distribution and shareholder service
 fees...................................                 471                       404                  11,195
 Trustee's fees.........................                 869                        96                   6,032
 Other accrued expenses.................              16,825                     1,384                 118,322
                                                 -----------                ----------            ------------
 Total Liabilities......................             454,228                    13,708               1,323,063
                                                 -----------                ----------            ------------
NET ASSETS..............................         $47,345,189                $6,949,401            $314,728,381
                                                 ===========                ==========            ============
NET ASSETS CONSIST OF:
Capital.................................         $38,236,425                $7,466,838            $277,549,812
Undistributed net investment
 income/(loss)..........................             106,524                     4,721                      --
Accumulated net realized gains/(losses)
 on investments.........................           1,913,160                (1,100,229)              1,885,309
Net unrealized
 appreciation/(depreciation) on
 investments............................           7,089,080                   578,071              35,293,260
                                                 -----------                ----------            ------------
NET ASSETS..............................         $47,345,189                $6,949,401            $314,728,381
                                                 ===========                ==========            ============
INSTITUTIONAL SHARES:
Net Assets..............................         $44,559,265                $5,055,899            $256,444,279
Shares Outstanding......................           3,779,808                   626,173              16,065,545
Net Asset Value, Offering Price and
 Redemption Price per Share.............         $     11.79                $     8.07            $      15.96
                                                 ===========                ==========            ============
ADVISER SHARES:
Net Assets..............................         $        --                $       --            $         --
Shares Outstanding......................                  --                        --                      --
Net Asset Value, Offering Price and
 Redemption Price per Share.............         $        --                $       --            $         --
                                                 ===========                ==========            ============
INVESTOR SHARES:
Net Assets..............................         $ 2,785,924                $1,893,502            $ 58,284,102
Shares Outstanding......................             235,894                   232,262               3,669,523
Net Asset Value, Offering Price and
 Redemption Price per Share.............         $     11.81                $     8.15            $      15.88
                                                 ===========                ==========            ============

(1) Includes securities on loan of $22,865,038 for the Laudus Rosenberg U.S. Small Capitalization Fund.

(2) Foreign currency at cost for Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, and Laudus Rosenberg Global Long/Short Equity Fund was $100,218, $21,526,371 and ($3,851) respectively.
                         See the accompanying notes to the financial statements.


112  Laudus Funds Annual Report

Financial Statements--Statements of Assets and Liabilities continued

                                                                                  LAUDUS             LAUDUS           LAUDUS
                                             LAUDUS                             ROSENBERG          ROSENBERG         ROSENBERG
                                           ROSENBERG           LAUDUS         INTERNATIONAL      U.S. LARGE/MID       GLOBAL
                                           U.S. SMALL         ROSENBERG           SMALL          CAPITALIZATION     LONG/SHORT
                                         CAPITALIZATION     INTERNATIONAL     CAPITALIZATION       LONG/SHORT         EQUITY
                                              FUND           EQUITY FUND           FUND           EQUITY FUND          FUND
                                         --------------     -------------     --------------     --------------     -----------
ASSETS:
Total Investments, at cost (1).......... $1,012,679,852      $24,711,483       $550,457,059       $21,169,164       $19,239,852
                                         ==============      ===========       ============       ===========       ===========
Total Investments, at value (1)......... $1,303,206,546      $26,483,596       $612,223,826       $23,719,697       $18,280,773
Repurchase agreements, at amortized
 cost...................................      9,053,000        1,815,000         13,576,000         1,276,426         4,017,826
                                         --------------      -----------       ------------       -----------       -----------
 Total Investments......................  1,312,259,546       28,298,596        625,799,826        24,996,123        22,298,599
                                         --------------      -----------       ------------       -----------       -----------
Deposits with broker and custodian bank
 for securities sold short..............             --               --                 --        23,910,799        16,690,585
Cash....................................          5,299              928                135                --                --
Foreign currency, at value (2)..........             --           99,287         15,424,381                --                --
Unrealized gain on foreign currency
 contracts..............................             --               --             20,255                --                --
Dividends and interest receivable.......      1,074,249          132,685          1,408,647            54,504            44,613
Receivable for capital shares issued....             98            6,072             24,879             2,544                 2
Receivable for securities sold short....             --               --                 --            49,491           403,080
Receivable for investments sold.........      2,600,791           84,323          8,805,664           192,272           115,004
Reclaims receivable.....................             --            5,693             42,265                --             6,357
Receivable from Manager.................             --            2,943                 --                --                --
Prepaid expenses........................         64,060           16,871             39,713            11,189             9,377
                                         --------------      -----------       ------------       -----------       -----------
 Total Assets...........................  1,316,004,043       28,647,398        651,565,765        49,216,922        39,567,617
                                         --------------      -----------       ------------       -----------       -----------
LIABILITIES:
Securities sold short, proceeds......... $           --      $        --       $         --       $23,969,459       $17,928,626
                                         ==============      ===========       ============       ===========       ===========
Securities sold short...................             --               --                 --        23,758,002        17,985,077
Unrealized loss on foreign currency
 contract...............................             --               --              1,021                --                --
Payable to custodian....................             --               --                 --                --             3,476
Payable for investments purchased.......      2,523,947           17,392         24,003,769           243,836           277,050
Payable for return of collateral
 received for securities loaned.........     23,181,539               --                 --                --                --
ACCRUED EXPENSES AND OTHER LIABILITIES:
 Manager fees...........................      2,537,730           15,043            724,039            33,535            33,551
 Transfer agent fees....................         38,348            2,263             26,624             2,714             2,058
 Distribution fees......................         60,859            2,615             75,091             2,668             1,070
 Trustee's fees.........................         26,554              449             11,175               451               401
 Other accrued expenses.................        379,073           24,441            311,859            39,729            31,515
                                         --------------      -----------       ------------       -----------       -----------
 Total Liabilities......................     28,748,050           62,203         25,153,578        24,080,935        18,334,198
                                         --------------      -----------       ------------       -----------       -----------
NET ASSETS.............................. $1,287,255,993      $28,585,195       $626,412,187       $25,135,987       $21,233,419
                                         ==============      ===========       ============       ===========       ===========
NET ASSETS CONSIST OF:
Capital................................. $  920,478,646      $27,344,578       $537,290,011       $25,686,765       $20,797,829
Undistributed net investment
 income/(loss)..........................             --           47,419            540,842                --            (7,726)
Accumulated net realized gains/(losses)
 on investments.........................     67,197,653       (2,392,542)        13,290,211        (4,589,194)       (2,560,069)
Net unrealized
 appreciation/(depreciation) on
 investments............................    299,579,694        3,585,740         75,291,123         4,038,416         3,003,385
                                         --------------      -----------       ------------       -----------       -----------
NET ASSETS.............................. $1,287,255,993      $28,585,195       $626,412,187       $25,135,987       $21,233,419
                                         ==============      ===========       ============       ===========       ===========
INSTITUTIONAL SHARES:
Net Assets.............................. $  948,225,230      $16,094,018       $270,645,894       $12,312,344       $15,139,816
Shares Outstanding......................     70,220,310        1,671,934         16,020,366         1,076,645         1,303,123
Net Asset Value, Offering Price and
 Redemption Price per Share............. $        13.50      $      9.63       $      16.89       $     11.44       $     11.62
                                         ==============      ===========       ============       ===========       ===========
ADVISER SHARES:
Net Assets.............................. $   41,103,648      $        --       $         --       $        --       $        --
Shares Outstanding......................      3,071,456               --                 --                --                --
Net Asset Value, Offering Price and
 Redemption Price per Share............. $        13.38      $        --       $         --       $        --       $        --
                                         ==============      ===========       ============       ===========       ===========
INVESTOR SHARES:
Net Assets.............................. $  297,927,115      $12,491,177       $355,766,293       $12,823,643       $ 6,093,603
Shares Outstanding......................     22,398,138        1,299,496         21,258,840         1,118,777           530,431
Net Asset Value, Offering Price and
 Redemption Price per Share............. $        13.30      $      9.61       $      16.73       $     11.46       $     11.49
                                         ==============      ===========       ============       ===========       ===========


                                             LAUDUS
                                           ROSENBERG
                                             VALUE
                                           LONG/SHORT
                                          EQUITY FUND
                                          ------------
ASSETS:
Total Investments, at cost (1)..........  $115,483,057
                                          ============
Total Investments, at value (1).........  $123,944,529
Repurchase agreements, at amortized
 cost...................................    14,181,492
                                          ------------
 Total Investments......................   138,126,021
                                          ------------
Deposits with broker and custodian bank
 for securities sold short..............   124,829,370
Cash....................................            --
Foreign currency, at value (2)..........            --
Unrealized gain on foreign currency
 contracts..............................            --
Dividends and interest receivable.......       224,166
Receivable for capital shares issued....         1,256
Receivable for securities sold short....       490,271
Receivable for investments sold.........        77,104
Reclaims receivable.....................            --
Receivable from Manager.................            --
Prepaid expenses........................        20,887
                                          ------------
 Total Assets...........................   263,769,075
                                          ------------
LIABILITIES:
Securities sold short, proceeds.........  $128,373,538
                                          ============
Securities sold short...................   124,324,451
Unrealized loss on foreign currency
 contract...............................            --
Payable to custodian....................            --
Payable for investments purchased.......     1,084,128
Payable for return of collateral
 received for securities loaned.........            --
ACCRUED EXPENSES AND OTHER LIABILITIES:
 Manager fees...........................       280,028
 Transfer agent fees....................         4,899
 Distribution fees......................         6,797
 Trustee's fees.........................         2,458
 Other accrued expenses.................       162,440
                                          ------------
 Total Liabilities......................   125,865,201
                                          ------------
NET ASSETS..............................  $137,903,874
                                          ============
NET ASSETS CONSIST OF:
Capital.................................  $171,419,043
Undistributed net investment
 income/(loss)..........................            --
Accumulated net realized gains/(losses)
 on investments.........................   (60,207,220)
Net unrealized
 appreciation/(depreciation) on
 investments............................    26,692,051
                                          ------------
NET ASSETS..............................  $137,903,874
                                          ============
INSTITUTIONAL SHARES:
Net Assets..............................  $102,973,787
Shares Outstanding......................     9,796,856
Net Asset Value, Offering Price and
 Redemption Price per Share.............  $      10.51
                                          ============
ADVISER SHARES:
Net Assets..............................  $         --
Shares Outstanding......................            --
Net Asset Value, Offering Price and
 Redemption Price per Share.............  $         --
                                          ============
INVESTOR SHARES:
Net Assets..............................  $ 34,930,087
Shares Outstanding......................     3,356,300
Net Asset Value, Offering Price and
 Redemption Price per Share.............  $      10.41
                                          ============

See the accompanying notes to the financial statements.

                                                 Laudus Funds Annual Report  113

Financial Statements

Statements of Operations for the year ended 3/31/05

                                                                LAUDUS
                                              LAUDUS          ROSENBERG
                                            ROSENBERG         U.S. LARGE          LAUDUS
                                            U.S. LARGE      CAPITALIZATION      ROSENBERG
                                          CAPITALIZATION        GROWTH        U.S. DISCOVERY
                                               FUND              FUND              FUND
                                          --------------    --------------    --------------
INVESTMENT INCOME:
  Dividends(1)..........................    $  878,812         $ 99,148        $ 2,473,525
  Interest..............................           529            1,110             38,258
  Securities lending....................            --               --                 --
                                            ----------         --------        -----------
  Total investment income...............       879,341          100,258          2,511,783
                                            ----------         --------        -----------
EXPENSES:
  Manager fees..........................       338,700           49,494          1,670,914
  Administration fees...................        27,074            3,955            108,440
  Distribution and shareholder service
    fees (Investor Shares)..............         3,005            4,181             38,410
  Service fees (Adviser Shares).........            --               --                 --
  Professional fees.....................        16,346            6,169             68,615
  Custodian fees........................        67,831            3,508            150,346
  Interest expense......................            --               --                 --
  Fund accounting fees..................        43,404           43,638             54,787
  Registration and filing fees..........        25,700           26,551             33,778
  Transfer agent fees...................        15,512           18,585             36,774
  Trustees' fees........................         4,835            1,116             17,164
  Trustee Retirement Plan...............         3,223              471             21,387
  Dividend expense for securities sold
    short...............................            --               --                 --
  Other expenses........................        13,786            2,709             73,387
                                            ----------         --------        -----------
    Total expenses before
      waivers/reimbursements............       559,416          160,377          2,274,002
    Less expenses waived/reimbursed by
      the Manager.......................      (108,272)         (89,616)          (103,889)
                                            ----------         --------        -----------
    Net expenses........................       451,144           70,761          2,170,113
                                            ----------         --------        -----------
  NET INVESTMENT INCOME/(LOSS)..........       428,197           29,497            341,670
                                            ----------         --------        -----------
REALIZED AND UNREALIZED GAINS/(LOSSES)
  ON INVESTMENTS
  Net realized gains/(losses) on
    securities and foreign currency
    transactions........................     2,535,289         (125,007)         2,091,732
  Net realized gains/(losses) on
    securities sold short...............            --               --                 --
  Change in unrealized
    appreciation/(depreciation) on
    investments.........................     1,367,953          322,230         16,673,803
                                            ----------         --------        -----------
  NET REALIZED AND UNREALIZED
    GAINS/(LOSSES) ON INVESTMENTS.......     3,903,242          197,223         18,765,535
                                            ----------         --------        -----------
CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS............................    $4,331,439         $226,720        $19,107,205
                                            ==========         ========        ===========

(1 )Net of foreign withholding tax for Laudus Rosenberg International Equity
    Fund, Laudus Rosenberg International Small Capitalization Fund, and Laudus Rosenberg Global Long/Short Equity Fund of $46,654, $631,045, and $16,820 respectively.

114  Laudus Funds Annual Report
                         See the accompanying notes to the financial statements.

Financial Statements--Statements of Operations continued

                                                                                    LAUDUS                LAUDUS
                                             LAUDUS                                ROSENBERG            ROSENBERG
                                           ROSENBERG           LAUDUS            INTERNATIONAL        U.S. LARGE/MID
                                           U.S. SMALL         ROSENBERG              SMALL            CAPITALIZATION
                                         CAPITALIZATION     INTERNATIONAL       CAPITALIZATION          LONG/SHORT
                                              FUND           EQUITY FUND             FUND              EQUITY FUND
                                         --------------     -------------     -------------------     --------------
INVESTMENT INCOME:
 Dividends (1)..........................  $ 15,793,977        $  402,908          $ 5,161,323          $   377,381
 Interest...............................        96,594             7,052              172,459              357,820
 Securities lending.....................       433,414                --                   --                   --
                                          ------------        ----------          -----------          -----------
 Total investment income................    16,323,985           409,960            5,333,782              735,201
                                          ------------        ----------          -----------          -----------
EXPENSES:
 Manager fees...........................    11,444,184           149,977            2,650,943              257,543
 Administration fees....................       762,324            10,347              152,925               15,525
 Distribution and shareholder service
 fees (Investor Shares).................       678,376            14,406              373,320               24,607
 Service fees (Adviser Shares)..........        86,756                --                   --                   --
 Professional fees......................       389,868             5,287              116,493                6,684
 Custodian fees.........................       336,767           169,893              755,893               12,237
 .......................................            --                --                   --                   --
 Fund accounting fees...................        44,550            85,989              142,092               42,952
 Registration and filing fees...........        69,696            27,657               43,934               29,681
 Transfer agent fees....................       444,913            19,506              180,894               26,006
 Trustees' fees.........................        99,842                --               23,188                1,925
 Trustee Retirement Plan................        87,858             1,944               42,506                1,708
 Dividend expense for securities sold
 short 1................................            --                --                   --              433,845
 Other expenses.........................       433,491             4,975              126,475               10,204
                                          ------------        ----------          -----------          -----------
   Total expenses before
   waivers/reimbursements...............    14,878,625           489,981            4,608,663              862,917
   Less expenses waived/reimbursed by
   the Manager..........................            --          (231,815)            (152,631)             (73,659)
                                          ------------        ----------          -----------          -----------
   Net expenses.........................    14,878,625           258,166            4,456,032              789,258
                                          ------------        ----------          -----------          -----------
 NET INVESTMENT INCOME/(LOSS)...........     1,445,360           151,794              877,750              (54,057)
                                          ------------        ----------          -----------          -----------
REALIZED AND UNREALIZED GAINS/(LOSSES)
 ON INVESTMENTS
Net realized gains/(losses) on
 securities and foreign currency
 transactions...........................   150,828,583         1,113,542           18,811,743            2,334,582
Net realized gains/(losses) on
 securities sold short..................            --                --                   --           (2,390,941)
Change in unrealized
 appreciation/(depreciation) on
 investments............................   (36,465,193)        1,376,163           49,970,266            1,367,755
                                          ------------        ----------          -----------          -----------
 NET REALIZED AND UNREALIZED
 GAINS/(LOSSES) ON INVESTMENTS..........   114,363,390         2,489,705           68,782,009            1,311,396
                                          ------------        ----------          -----------          -----------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS.............................  $115,808,750        $2,641,499          $69,659,759          $ 1,257,339
                                          ============        ==========          ===========          ===========

                                            LAUDUS           LAUDUS
                                           ROSENBERG       ROSENBERG
                                            GLOBAL           VALUE
                                          LONG/SHORT       LONG/SHORT
                                            EQUITY           EQUITY
                                             FUND             FUND
                                          -----------     ------------
INVESTMENT INCOME:
 Dividends (1)..........................  $   275,284     $  1,555,110
 Interest...............................      247,416        1,431,173
 Securities lending.....................           --               --
                                          -----------     ------------
 Total investment income................      522,700        2,986,283
                                          -----------     ------------
EXPENSES:
 Manager fees...........................      285,300        1,655,625
 Administration fees....................       11,446           66,352
 Distribution and shareholder service
 fees (Investor Shares).................       14,869           61,916
 Service fees (Adviser Shares)..........           --               --
 Professional fees......................        8,869           34,390
 Custodian fees.........................       21,029           44,404
 .......................................       29,536               --
 Fund accounting fees...................      100,775           57,147
 Registration and filing fees...........       28,715           35,973
 Transfer agent fees....................       22,495           52,118
 Trustees' fees.........................        1,906            7,395
 Trustee Retirement Plan................        1,445            9,384
 Dividend expense for securities sold
 short 1................................      323,491        1,366,379
 Other expenses.........................        7,541           40,839
                                          -----------     ------------
   Total expenses before
   waivers/reimbursements...............      857,417        3,431,922
   Less expenses waived/reimbursed by
   the Manager..........................     (104,929)         (65,684)
                                          -----------     ------------
   Net expenses.........................      752,488        3,366,238
                                          -----------     ------------
 NET INVESTMENT INCOME/(LOSS)...........     (229,788)        (379,955)
                                          -----------     ------------
REALIZED AND UNREALIZED GAINS/(LOSSES)
 ON INVESTMENTS
Net realized gains/(losses) on
 securities and foreign currency
 transactions...........................    2,065,218       22,479,931
Net realized gains/(losses) on
 securities sold short..................   (2,265,019)     (14,670,756)
Change in unrealized
 appreciation/(depreciation) on
 investments............................      835,304         (941,013)
                                          -----------     ------------
 NET REALIZED AND UNREALIZED
 GAINS/(LOSSES) ON INVESTMENTS..........      635,503        6,868,162
                                          -----------     ------------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS.............................  $   405,715     $  6,488,207
                                          ===========     ============

See the accompanying notes to the financial statements.

                                                 Laudus Funds Annual Report  115

Financial Statements
Statements of Changes in Net Assets

                                                                                  LAUDUS
                                                    LAUDUS                      ROSENBERG
                                                  ROSENBERG                     U.S. LARGE
                                                  U.S. LARGE                  CAPITALIZATION
                                                CAPITALIZATION                    GROWTH
                                                     FUND                          FUND
                                          --------------------------    --------------------------
                                          YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                           MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,
                                             2005           2004           2005           2004
                                          -----------    -----------    -----------    -----------
OPERATIONS:
 Net investment income/(loss)...........  $   428,197    $   192,006    $    29,497    $    39,506
 Net realized gains/(losses) from
 investments............................    2,535,289      1,139,080       (125,007)       399,742
 Change in unrealized
 appreciation/(depreciation) from
 investments............................    1,367,953      6,511,687        322,230      1,083,100
                                          -----------    -----------    -----------    -----------
  Change in net assets resulting from
  operations............................    4,331,439      7,842,773        226,720      1,522,348
                                          -----------    -----------    -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income
  Institutional Shares..................     (377,788)      (145,000)       (24,040)       (35,148)
  Adviser Shares........................           --             --             --             --
  Investor Shares.......................       (7,542)            --         (4,158)        (9,852)
                                          -----------    -----------    -----------    -----------
                                             (385,330)      (145,000)       (28,198)       (45,000)
                                          -----------    -----------    -----------    -----------
 Net realized gains on investments
  Institutional Shares..................     (343,706)            --             --             --
  Adviser Shares........................           --             --             --             --
  Investor Shares.......................       (9,148)            --             --             --
                                          -----------    -----------    -----------    -----------
                                             (352,854)            --             --             --
                                          -----------    -----------    -----------    -----------
  Change in net assets resulting from
  distributions.........................     (738,184)      (145,000)       (28,198)       (45,000)
                                          -----------    -----------    -----------    -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares issued
  Institutional Shares..................    2,968,344     26,303,426      4,317,988        640,366
  Adviser Shares........................           --             --             --             --
  Investor Shares(1)....................    2,321,290        935,221      1,084,265      3,381,507
                                          -----------    -----------    -----------    -----------
                                            5,289,634     27,238,647      5,402,253      4,021,873
                                          -----------    -----------    -----------    -----------
 Distributions reinvested
  Institutional Shares..................      521,743        106,059          4,821          4,949
  Adviser Shares........................           --             --             --             --
  Investor Shares.......................       16,117             --          4,144          9,778
                                          -----------    -----------    -----------    -----------
                                              537,860        106,059          8,965         14,727
                                          -----------    -----------    -----------    -----------
 Value of shares redeemed
  Institutional Shares..................   (6,720,579)    (4,165,958)    (4,415,905)      (143,935)
  Adviser Shares........................           --             --             --             --
  Investor Shares.......................     (246,026)    (1,132,001)      (729,570)    (3,172,036)
                                          -----------    -----------    -----------    -----------
                                           (6,966,605)    (5,297,959)    (5,145,475)    (3,315,971)
                                          -----------    -----------    -----------    -----------
  Change in net assets from capital
  transactions..........................   (1,139,111)    22,046,747        265,743        720,629
                                          -----------    -----------    -----------    -----------
Change in net assets....................    2,454,144     29,744,520        464,265      2,197,977
NET ASSETS:
 Beginning of period....................   44,891,045     15,146,525      6,485,136      4,287,159
                                          -----------    -----------    -----------    -----------
 End of period..........................  $47,345,189    $44,891,045    $ 6,949,401    $ 6,485,136
                                          ===========    ===========    ===========    ===========
Undistributed net investment
 income/(loss)..........................  $   106,524    $    63,657    $     4,721    $     3,422
                                          ===========    ===========    ===========    ===========

(1) For the year ended March 31, 2004, these amounts include $328,770, $1,685,314, $2,661,232, $0, and $144,247, respectively, of net assets transferred from merger of Class A, B and C.
                         See the accompanying notes to the financial statements.


116  Laudus Funds Annual Report

Financial Statements--Statements of Changes in Net Assets continued

                                               LAUDUS ROSENBERG                    LAUDUS ROSENBERG
                                              U.S. DISCOVERY FUND           U.S. SMALL CAPITALIZATION FUND
                                         -----------------------------     ---------------------------------
                                          YEAR ENDED       YEAR ENDED        YEAR ENDED         YEAR ENDED
                                          MARCH 31,        MARCH 31,         MARCH 31,          MARCH 31,
                                             2005             2004              2005               2004
                                         ------------     ------------     --------------     --------------
OPERATIONS:
 Net investment income/(loss)........... $    341,670     $    272,983     $    1,445,360     $    3,699,265
 Net realized gains/(losses) from
 investments............................    2,091,732        3,757,728        150,828,583        109,687,466
 Change in unrealized
 appreciation/(depreciation) from
 investments............................   16,673,803       17,708,984        (36,465,193)       302,417,738
                                         ------------     ------------     --------------     --------------
  Change in net assets resulting from
  operations............................   19,107,205       21,739,695        115,808,750        415,804,469
                                         ------------     ------------     --------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income
  Institutional Shares..................     (497,171)        (227,632)        (2,204,683)        (2,738,101)
  Adviser Shares........................           --               --                 --            (61,018)
  Investor Shares.......................      (25,025)              --                 --           (366,164)
                                         ------------     ------------     --------------     --------------
                                             (522,196)        (227,632)        (2,204,683)        (3,165,283)
                                         ------------     ------------     --------------     --------------
 Net Realized Gains on investments
  Institutional Shares..................   (2,267,336)        (657,949)      (107,378,123)       (12,762,114)
  Adviser Shares........................           --               --         (4,547,584)          (648,398)
  Investor Shares.......................     (191,970)         (27,064)       (32,261,234)        (3,678,754)
                                         ------------     ------------     --------------     --------------
                                           (2,459,306)        (685,013)      (144,186,941)       (17,089,266)
                                         ------------     ------------     --------------     --------------
  Change in net assets resulting from
  distributions.........................   (2,981,502)        (912,645)      (146,391,624)       (20,254,549)
                                         ------------     ------------     --------------     --------------
CAPITAL TRANSACTIONS:
 Proceeds from shares issued
  Institutional Shares..................  155,501,124       64,824,794        153,900,191        295,160,488
  Adviser Shares........................           --               --          6,390,720         17,905,946
  Investor Shares (1)...................   57,871,754        4,886,800         67,774,260         91,491,056
                                         ------------     ------------     --------------     --------------
                                          213,372,878       69,711,594        228,065,171        404,557,490
                                         ------------     ------------     --------------     --------------
 Distributions reinvested
  Institutional Shares..................    2,763,979          885,580        105,539,726         14,680,519
  Adviser Shares........................           --               --          3,355,703            546,416
  Investor Shares.......................      216,323           26,026         28,286,080          3,748,227
                                         ------------     ------------     --------------     --------------
                                            2,980,302          911,606        137,181,509         18,975,162
                                         ------------     ------------     --------------     --------------
 Value of shares redeemed
  Institutional Shares..................  (15,094,664)      (5,950,504)      (243,438,336)      (140,629,196)
  Adviser Shares........................           --               --        (11,572,652)       (15,236,682)
  Investor Shares.......................   (3,313,776)      (5,421,878)       (63,211,612)       (41,688,029)
                                         ------------     ------------     --------------     --------------
                                          (18,408,440)     (11,372,382)      (318,222,600)      (197,553,907)
                                         ------------     ------------     --------------     --------------
  Change in net assets from capital
  transactions..........................  197,944,740       59,250,818         47,024,080        225,978,745
                                         ------------     ------------     --------------     --------------
Change in net assets....................  214,070,443       80,077,868         16,441,206        621,528,665
NET ASSETS:
 Beginning of period....................  100,657,938       20,580,070      1,270,814,787        649,286,122
                                         ------------     ------------     --------------     --------------
 End of period.......................... $314,728,381     $100,657,938     $1,287,255,993     $1,270,814,787
                                         ============     ============     ==============     ==============
Undistributed net investment
 income/(loss).......................... $         --     $      8,100     $           --     $           --
                                         ============     ============     ==============     ==============

                                               LAUDUS ROSENBERG
                                           INTERNATIONAL EQUITY FUND
                                          ---------------------------
                                          YEAR ENDED      YEAR ENDED
                                           MARCH 31,       MARCH 31,
                                             2005            2004
                                          -----------     -----------
OPERATIONS:
 Net investment income/(loss)...........  $   151,794     $    99,583
 Net realized gains/(losses) from
 investments............................    1,113,542         596,943
 Change in unrealized
 appreciation/(depreciation) from
 investments............................    1,376,163       3,224,167
                                          -----------     -----------
  Change in net assets resulting from
  operations............................    2,641,499       3,920,693
                                          -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income
  Institutional Shares..................      (69,286)        (95,999)
  Adviser Shares........................           --              --
  Investor Shares.......................      (20,846)        (24,001)
                                          -----------     -----------
                                              (90,132)       (120,000)
                                          -----------     -----------
 Net Realized Gains on investments
  Institutional Shares..................           --              --
  Adviser Shares........................           --              --
  Investor Shares.......................           --              --
                                          -----------     -----------
                                                   --              --
                                          -----------     -----------
  Change in net assets resulting from
  distributions.........................      (90,132)       (120,000)
                                          -----------     -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares issued
  Institutional Shares..................   13,795,042       2,839,168
  Adviser Shares........................           --              --
  Investor Shares (1)...................   11,035,677       5,527,391
                                          -----------     -----------
                                           24,830,719       8,366,559
                                          -----------     -----------
 Distributions reinvested
  Institutional Shares..................       69,286          12,844
  Adviser Shares........................           --              --
  Investor Shares.......................       20,846          24,000
                                          -----------     -----------
                                               90,132          36,844
                                          -----------     -----------
 Value of shares redeemed
  Institutional Shares..................   (9,404,551)     (2,639,311)
  Adviser Shares........................           --              --
  Investor Shares.......................   (2,277,154)     (3,171,694)
                                          -----------     -----------
                                          (11,681,705)     (5,811,005)
                                          -----------     -----------
  Change in net assets from capital
  transactions..........................   13,239,146       2,592,398
                                          -----------     -----------
Change in net assets....................   15,790,513       6,393,091
NET ASSETS:
 Beginning of period....................   12,794,682       6,401,591
                                          -----------     -----------
 End of period..........................  $28,585,195     $12,794,682
                                          ===========     ===========
Undistributed net investment
 income/(loss)..........................  $    47,419     $    32,254
                                          ===========     ===========

See the accompanying notes to the financial statements.

                                                 Laudus Funds Annual Report  117

Financial Statements
Statements of Changes in Net Assets continued


                                                     LAUDUS
                                                   ROSENBERG
                                                 INTERNATIONAL
                                                     SMALL
                                                 CAPITALIZATION
                                                      FUND
                                          ----------------------------
                                           YEAR ENDED      YEAR ENDED
                                           MARCH 31,       MARCH 31,
                                              2005            2004
                                          ------------    ------------
OPERATIONS:
 Net investment income/(loss)...........  $    877,750    $    411,266
 Net realized gains/(losses) from
 investments............................    18,811,743      16,047,432
 Change in unrealized
 appreciation/(depreciation) from
 investments............................    49,970,266      27,962,501
                                          ------------    ------------
  Change in net assets resulting from
  operations............................    69,659,759      44,421,199
                                          ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income
  Institutional Shares..................      (391,031)       (375,451)
  Adviser Shares........................            --              --
  Investor Shares.......................      (208,630)       (419,507)
                                          ------------    ------------
                                              (599,661)       (794,958)
                                          ------------    ------------
 Net realized gains on investments
  Institutional Shares..................    (5,437,032)             --
  Adviser Shares........................            --              --
  Investor Shares.......................    (6,811,538)             --
                                          ------------    ------------
                                           (12,248,570)             --
                                          ------------    ------------
  Change in net assets resulting from
  distributions.........................   (12,848,231)       (794,958)
                                          ------------    ------------
CAPITAL TRANSACTIONS:
 Proceeds from shares issued
  Institutional Shares..................   211,092,897      45,655,846
  Adviser Shares........................            --              --
  Investor Shares(1)....................   317,506,524     107,637,853
                                          ------------    ------------
                                           528,599,421     153,293,699
                                          ------------    ------------
 Distributions reinvested
  Institutional Shares..................     5,659,036         373,024
  Adviser Shares........................            --              --
  Investor Shares.......................     6,658,840         392,356
                                          ------------    ------------
                                            12,317,876         765,380
                                          ------------    ------------
 Value of shares redeemed
  Institutional Shares..................   (41,730,026)    (17,488,573)
  Adviser Shares........................            --              --
  Investor Shares.......................   (82,747,971)    (64,509,072)
                                          ------------    ------------
                                          (124,477,997)    (81,997,645)
                                          ------------    ------------
  Change in net assets from capital
  transactions..........................   416,439,300      72,061,434
                                          ------------    ------------
Change in net assets....................   473,250,828     115,687,675
NET ASSETS:
 Beginning of period....................   153,161,359      37,473,684
                                          ------------    ------------
 End of period..........................  $626,412,187    $153,161,359
                                          ============    ============
Undistributed net investment
 income/(loss)..........................  $    540,842    $    303,989
                                          ============    ============

(1) For the year ended March 31, 2004, these amounts include $675,984, $1,027,288, $877,099, and $3,224,089 respectively, of net assets transferred from merger of Class A, B and C.
                         See the accompanying notes to the financial statements.

118  Laudus Funds Annual Report

Financial Statements--Statements of Changes in Net Assets continued

                                                LAUDUS ROSENBERG
                                         U.S. LARGE/MID CAPITALIZATION             LAUDUS ROSENBERG
                                             LONG/SHORT EQUITY FUND         GLOBAL LONG/SHORT EQUITY FUND
                                         ------------------------------     ------------------------------
                                          YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED
                                          MARCH 31,         MARCH 31,        MARCH 31,         MARCH 31,
                                             2005             2004              2005             2004
                                         ------------     -------------     ------------     -------------
OPERATIONS:
 Net investment income/(loss)........... $   (54,057)     $   (236,828)     $  (229,788)     $   (278,630)
 Net realized gains/(losses) from
 investments............................     (56,359)       (2,883,851)        (199,801)         (949,522)
 Change in unrealized
 appreciation/(depreciation) from
 investments............................   1,367,755           168,285          835,304            (8,337)
                                         -----------      ------------      -----------      ------------
  Change in net assets resulting from
  operations............................   1,257,339        (2,952,394)         405,715        (1,236,489)
                                         -----------      ------------      -----------      ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Institutional Shares..................          --                --               --                --
  Adviser Shares........................          --                --               --                --
  Investor Shares.......................          --                --               --                --
                                         -----------      ------------      -----------      ------------
                                                  --                --               --                --
                                         -----------      ------------      -----------      ------------
Net realized gains on investments
  Institutional Shares..................          --                --               --                --
  Adviser Shares........................          --                --               --                --
  Investor Shares.......................          --                --               --                --
                                         -----------      ------------      -----------      ------------
                                                  --                --               --                --
                                         -----------      ------------      -----------      ------------
  Change in net assets resulting from
  distributions.........................          --                --               --                --
                                         -----------      ------------      -----------      ------------
CAPITAL TRANSACTIONS:
Proceeds from shares issued
  Institutional Shares..................   1,739,704         7,920,308        4,768,663           889,684
  Adviser Shares........................          --                --               --                --
  Investor Shares (1)...................   9,325,305        13,626,544        3,302,678         9,802,774
                                         -----------      ------------      -----------      ------------
                                          11,065,009        21,546,852        8,071,341        10,692,458
                                         -----------      ------------      -----------      ------------
Distributions reinvested
  Institutional Shares..................          --                --               --                --
  Adviser Shares........................          --                --               --                --
  Investor Shares.......................          --                --               --                --
                                         -----------      ------------      -----------      ------------
                                                  --                --               --                --
                                         -----------      ------------      -----------      ------------
Value of shares redeemed
 Institutional Shares................... (10,458,623)      (12,488,156)      (2,528,093)       (1,200,772)
 Adviser Shares.........................          --                --               --                --
 Investor Shares........................  (5,824,603)      (20,608,921)      (5,776,482)      (10,630,055)
                                         -----------      ------------      -----------      ------------
                                         (16,283,226)      (33,097,077)      (8,304,575)      (11,830,827)
                                         -----------      ------------      -----------      ------------
 Change in net assets from capital
 transactions...........................  (5,218,217)      (11,550,225)        (233,234)       (1,138,369)
                                         -----------      ------------      -----------      ------------
Change in net assets....................  (3,960,878)      (14,502,619)         172,481        (2,374,858)
NET ASSETS:
 Beginning of period....................  29,096,865        43,599,484       21,060,938        23,435,796
                                         -----------      ------------      -----------      ------------
 End of period.......................... $25,135,987      $ 29,096,865      $21,233,419      $ 21,060,938
                                         ===========      ============      ===========      ============
Undistributed net investment
 income/(loss).......................... $        --      $         --      $    (7,726)     $     (3,044)
                                         ===========      ============      ===========      ============


                                                LAUDUS ROSENBERG
                                          VALUE LONG/SHORT EQUITY FUND
                                          -----------------------------
                                           YEAR ENDED       YEAR ENDED
                                           MARCH 31,        MARCH 31,
                                              2005             2004
                                          ------------     ------------
OPERATIONS:
 Net investment income/(loss)...........  $   (379,955)    $   (666,158)
 Net realized gains/(losses) from
 investments............................     7,809,175      (15,565,330)
 Change in unrealized
 appreciation/(depreciation) from
 investments............................      (941,013)       8,090,528
                                          ------------     ------------
  Change in net assets resulting from
  operations............................     6,488,207       (8,140,960)
                                          ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Institutional Shares..................            --               --
  Adviser Shares........................            --               --
  Investor Shares.......................            --               --
                                          ------------     ------------
                                                    --               --
                                          ------------     ------------
Net realized gains on investments
  Institutional Shares..................            --               --
  Adviser Shares........................            --               --
  Investor Shares.......................            --               --
                                          ------------     ------------
                                                    --               --
                                          ------------     ------------
  Change in net assets resulting from
  distributions.........................            --               --
                                          ------------     ------------
CAPITAL TRANSACTIONS:
Proceeds from shares issued
  Institutional Shares..................    55,855,567       27,701,314
  Adviser Shares........................            --               --
  Investor Shares (1)...................    27,679,659       54,856,336
                                          ------------     ------------
                                            83,535,226       82,557,650
                                          ------------     ------------
Distributions reinvested
  Institutional Shares..................            --               --
  Adviser Shares........................            --               --
  Investor Shares.......................            --               --
                                          ------------     ------------
                                                    --               --
                                          ------------     ------------
Value of shares redeemed
 Institutional Shares...................   (53,731,082)     (19,401,150)
 Adviser Shares.........................            --               --
 Investor Shares........................   (28,010,140)     (60,287,393)
                                          ------------     ------------
                                           (81,741,222)     (79,688,543)
                                          ------------     ------------
 Change in net assets from capital
 transactions...........................     1,794,004        2,869,107
                                          ------------     ------------
Change in net assets....................     8,282,211       (5,271,853)
NET ASSETS:
 Beginning of period....................   129,621,663      134,893,516
                                          ------------     ------------
 End of period..........................  $137,903,874     $129,621,663
                                          ============     ============
Undistributed net investment
 income/(loss)..........................  $         --     $         --
                                          ============     ============

See the accompanying notes to the financial statements.


                                                 Laudus Funds Annual Report  119

Financial Statements

Statements of Changes in Net Assets continued

                                              LAUDUS ROSENBERG            LAUDUS ROSENBERG
                                                 U.S. LARGE                  U.S. LARGE
                                               CAPITALIZATION              CAPITALIZATION
                                                    FUND                    GROWTH FUND
                                          ------------------------    ------------------------
                                          YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                          MARCH 31,     MARCH 31,     MARCH 31,     MARCH 31,
                                             2005          2004          2005          2004
                                          ----------    ----------    ----------    ----------
SHARES SOLD:
 Institutional..........................    273,900     2,704,343       527,132        84,689
 Adviser................................         --            --            --            --
 Investor(1)............................    202,406        97,056       137,256       464,048
                                           --------     ---------      --------      --------
                                            476,306     2,801,399       664,388       548,737
                                           --------     ---------      --------      --------
ISSUED UPON REINVESTMENT OF
 DISTRIBUTIONS:
 Institutional..........................     45,290        10,287           590           667
 Adviser................................         --            --            --            --
 Investor...............................      1,394            --           502         1,302
                                           --------     ---------      --------      --------
                                             46,684        10,287         1,092         1,969
                                           --------     ---------      --------      --------
SHARES REDEEMED:
 Institutional..........................   (597,178)     (404,698)     (540,385)      (20,723)
 Adviser................................         --            --            --            --
 Investor...............................    (21,732)     (123,660)      (92,319)     (425,533)
                                           --------     ---------      --------      --------
                                           (618,910)     (528,358)     (632,704)     (446,256)
                                           --------     ---------      --------      --------
CHANGE IN SHARES:
 Institutional..........................   (277,988)    2,309,932       (12,663)       64,633
 Adviser................................         --            --            --            --
 Investor...............................    182,068       (26,402)       45,439        39,817
                                           --------     ---------      --------      --------
                                            (95,920)    2,283,328        32,776       104,450
                                           ========     =========      ========      ========

(1) For the year ended March 31, 2004 these amounts include 32,335, 227,704, 201,796, 0, and 19,321, respectively, of shares transferred from merger of Class A, B, and C.
                         See the accompanying notes to the financial statements.


120  Laudus Funds Annual Report

Financial Statements--Statements of Changes in Net Assets continued

                                             LAUDUS ROSENBERG               LAUDUS ROSENBERG               LAUDUS ROSENBERG
                                              U.S. DISCOVERY            U.S. SMALL CAPITALIZATION        INTERNATIONAL EQUITY
                                                   FUND                           FUND                           FUND
                                         -------------------------     ---------------------------     -------------------------
                                         YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED
                                         MARCH 31,      MARCH 31,       MARCH 31,       MARCH 31,      MARCH 31,      MARCH 31,
                                            2005           2004           2005            2004            2005           2004
                                         ----------     ----------     -----------     -----------     ----------     ----------
SHARES SOLD:
 Institutional.......................... 10,223,633     5,114,634       11,285,927      25,130,029      1,559,874       419,994
 Adviser................................         --            --          474,733       1,536,674             --            --
 Investor 1.............................  3,695,403       377,738        5,051,312       7,824,786      1,213,144       766,676
                                         ----------     ---------      -----------     -----------     ----------     ---------
                                         13,919,036     5,492,372       16,811,972      34,491,489      2,773,018     1,186,670
                                         ----------     ---------      -----------     -----------     ----------     ---------
ISSUED UPON REINVESTMENT OF
 DISTRIBUTIONS:
 Institutional..........................    175,938        66,039        7,783,166       1,164,197          7,547         1,675
 Adviser................................         --            --          249,495          43,643             --            --
 Investor...............................     13,823         1,945        2,114,057         300,580          2,271         3,121
                                         ----------     ---------      -----------     -----------     ----------     ---------
                                            189,761        67,984       10,146,718       1,508,420          9,818         4,796
                                         ----------     ---------      -----------     -----------     ----------     ---------
SHARES REDEEMED:
 Institutional.......................... (1,002,866)     (457,469)     (17,904,388)    (11,491,635)    (1,067,184)     (395,366)
 Adviser................................         --            --         (866,952)     (1,280,895)            --            --
 Investor...............................   (215,766)     (413,423)      (4,729,392)     (3,509,136)      (256,233)     (435,588)
                                         ----------     ---------      -----------     -----------     ----------     ---------
                                         (1,218,632)     (870,892)     (23,500,732)    (16,281,666)    (1,323,417)     (830,954)
                                         ----------     ---------      -----------     -----------     ----------     ---------
NET INCREASE/(DECREASE):
 Institutional..........................  9,396,705     4,723,204        1,164,705      14,802,591        500,237        26,303
 Adviser................................         --            --         (142,724)        299,422             --            --
 Investor...............................  3,493,460       (33,740)       2,435,977       4,616,230        959,182       334,209
                                         ----------     ---------      -----------     -----------     ----------     ---------
                                         12,890,165     4,689,464        3,457,958      19,718,243      1,459,419       360,512
                                         ==========     =========      ===========     ===========     ==========     =========

See the accompanying notes to the financial statements.


                                                 Laudus Funds Annual Report  121

Financial Statements

Statements of Changes in Net Assets continued

                                                   LAUDUS
                                                 ROSENBERG
                                               INTERNATIONAL
                                                   SMALL
                                               CAPITALIZATION
                                                    FUND
                                          ------------------------
                                          YEAR ENDED    YEAR ENDED
                                          MARCH 31,     MARCH 31,
                                             2005          2004
                                          ----------    ----------
SHARES SOLD:
 Institutional..........................  13,305,599     3,917,771
 Investor(1)............................  20,410,262     9,217,902
                                          ----------    ----------
                                          33,715,861    13,135,673
                                          ----------    ----------
ISSUED UPON REINVESTMENT OF
 DISTRIBUTIONS:
 Institutional..........................     375,019        30,576
 Investor...............................     445,110        32,372
                                          ----------    ----------
                                             820,129        62,948
                                          ----------    ----------
SHARES REDEEMED:
 Institutional..........................  (2,707,597)   (1,496,471)
 Investor...............................  (5,580,312)   (5,414,467)
                                          ----------    ----------
                                          (8,287,909)   (6,910,938)
                                          ----------    ----------
CHANGE IN SHARES:
 Institutional..........................  10,973,021     2,451,876
 Investor...............................  15,275,060     3,835,807
                                          ----------    ----------
                                          26,248,081     6,287,683
                                          ==========    ==========

(1) For the year ended March 31, 2004 these amounts include 57,790, 96,158, 78,457 and 330,032, respectively, of shares transferred from merger of Class A, B, and C.

                         See the accompanying notes to the financial statements.


122  Laudus Funds Annual Report

Financial Statements--Statements of Changes in Net Assets continued

                                               LAUDUS ROSENBERG                LAUDUS ROSENBERG              LAUDUS ROSENBERG
                                         U.S. LARGE/MID CAPITALIZATION         GLOBAL LONG/SHORT             VALUE LONG/SHORT
                                            LONG/SHORT EQUITY FUND                EQUITY FUND                   EQUITY FUND
                                         -----------------------------     -------------------------     -------------------------
                                          YEAR ENDED       YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                          MARCH 31,        MARCH 31,       MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,
                                             2005             2004            2005           2004           2005           2004
                                         ------------     ------------     ----------     ----------     ----------     ----------
SHARES SOLD:
 Institutional..........................     161,528          728,022        422,609          78,942      5,516,270      2,834,103
 Adviser................................
 Investor (1)...........................     860,959        1,235,350        293,687         872,153      2,748,797      5,601,695
                                          ----------       ----------       --------      ----------     ----------     ----------
                                           1,022,487        1,963,372        716,296         951,095      8,265,067      8,435,798
                                          ----------       ----------       --------      ----------     ----------     ----------
ISSUED UPON REINVESTMENT OF
 DISTRIBUTIONS:
 Institutional..........................          --               --             --              --             --             --
 Adviser................................
 Investor...............................          --               --             --              --             --             --
                                          ----------       ----------       --------      ----------     ----------     ----------
                                                  --               --             --              --             --             --
                                          ----------       ----------       --------      ----------     ----------     ----------
SHARES REDEEMED:
 Institutional..........................    (973,807)      (1,162,243)      (228,087)       (107,341)    (5,394,490)    (1,975,481)
 Adviser................................
 Investor...............................    (542,390)      (1,888,520)      (524,213)       (953,173)    (2,867,557)    (6,205,118)
                                          ----------       ----------       --------      ----------     ----------     ----------
                                          (1,516,197)      (3,050,763)      (752,300)     (1,060,514)    (8,262,047)    (8,180,599)
                                          ----------       ----------       --------      ----------     ----------     ----------
NET INCREASE/(DECREASE):
 Institutional..........................    (812,279)        (434,221)       194,522         (28,399)       121,780        858,622
 Adviser................................
 Investor...............................     318,569         (653,170)      (230,526)        (81,020)      (118,760)      (603,423)
                                          ----------       ----------       --------      ----------     ----------     ----------
                                            (493,710)      (1,087,391)       (36,004)       (109,419)         3,020        255,199
                                          ==========       ==========       ========      ==========     ==========     ==========

See the accompanying notes to the financial statements.


                                                 Laudus Funds Annual Report  123

Financial Statements

Financial Highlights as of 3/31/05


                                                      INVESTMENT ACTIVITIES                LESS DIVIDENDS FROM
                                           -------------------------------------------   ------------------------
                                                            NET REALIZED                                  NET
                               NET ASSET                   AND UNREALIZED     TOTAL                    REALIZED
                                VALUE,          NET            GAINS           FROM         NET          GAINS
                               BEGINNING    INVESTMENT      (LOSSES) ON     INVESTMENT   INVESTMENT       ON            TOTAL
                               OF PERIOD   INCOME/(LOSS)    INVESTMENTS     ACTIVITIES     INCOME     INVESTMENTS     DIVIDENDS
                               ---------   -------------   --------------   ----------   ----------   -----------   -------------
INSTITUTIONAL SHARES

U.S. LARGE CAPITALIZATION
 FUND
For the Year Ended March 31,
 2005........................   $10.92        $ 0.11(6)        $ 0.94         $ 1.05       $(0.09)      $(0.09)        $(0.18)
For the Year Ended March 31,
 2004........................     8.28          0.06(6)          2.62           2.68        (0.04)          --          (0.04)
June 19, 2002 to March 31,
 2003 (1)....................    10.00          0.05(6)         (1.73)         (1.68)       (0.04)          --          (0.04)

U.S. LARGE CAPITALIZATION
 GROWTH FUND
For the Year Ended March 31,
 2005........................     7.84          0.04(6)          0.23           0.27        (0.04)          --          (0.04)
For the Year Ended March 31,
 2004........................     5.95          0.06(6)          1.89           1.95        (0.06)          --          (0.06)
For the Year Ended March 31,
 2003........................     7.77          0.07(6)         (1.83)         (1.76)       (0.06)          --          (0.06)
For the Year Ended March 31,
 2002........................     7.70          0.06             0.07           0.13        (0.06)          --          (0.06)
June 7, 2000 to March 31,
 2001 (1)....................    10.00          0.04            (2.31)         (2.27)       (0.03)          --          (0.03)

U.S. DISCOVERY FUND
For the Year Ended March 31,
 2005........................    14.71          0.03(6)          1.44           1.47        (0.04)       (0.18)         (0.22)
For the Year Ended March 31,
 2004........................     9.55          0.06(6)          5.26           5.32        (0.04)       (0.12)         (0.16)
For the Year Ended March 31,
 2003........................    11.10          0.04(6)         (1.57)         (1.53)       (0.02)          --          (0.02)
September 4, 2001 to March
 31, 2002 (1)................    10.00          0.02             1.10           1.12        (0.02)          --          (0.02)

U.S. SMALL CAPITALIZATION
 FUND
For the Year Ended March 31,
 2005........................    13.82          0.03(6)          1.27           1.30        (0.03)       (1.59)         (1.62)
For the Year Ended March 31,
 2004........................     8.98          0.05             5.03           5.08        (0.04)       (0.20)         (0.24)
For the Year Ended March 31,
 2003........................    11.18          0.03(6)         (1.93)         (1.90)       (0.03)       (0.27)         (0.30)
For the Year Ended March 31,
 2002........................     9.57          0.03(6)          2.17           2.20        (0.04)       (0.55)         (0.59)
For the Year Ended March 31,
 2001........................    10.06          0.03(6)         (0.16)         (0.13)       (0.03)       (0.33)         (0.36)

INTERNATIONAL EQUITY FUND
For the Year Ended March 31,
 2005........................     8.46          0.09(6)          1.12           1.21        (0.04)          --          (0.04)
For the Year Ended March 31,
 2004........................     5.56          0.08(6)          2.90           2.98        (0.08)          --          (0.08)
For the Year Ended March 31,
 2003........................     7.09          0.08(6)         (1.55)         (1.47)       (0.07)          --          (0.07)
For the Year Ended March 31,
 2002........................     8.14          0.07(6)         (0.76)         (0.69)       (0.36)          --          (0.36)
June 7, 2000 to March 31,
 2001 (1)....................    10.00          0.28            (2.14)         (1.86)          --           --             --

INTERNATIONAL SMALL
 CAPITALIZATION FUND
For the Year Ended March 31,
 2005........................    13.94          0.08(6)          3.53           3.61        (0.04)       (0.62)         (0.66)
For the Year Ended March 31,
 2004........................     7.92          0.07(6)          6.04           6.11        (0.09)          --          (0.09)
For the Year Ended March 31,
 2003........................     8.48          0.09(6)         (0.56)         (0.47)       (0.11)          --          (0.11)
For the Year Ended March 31,
 2002........................     9.13          0.15(6)         (0.61)         (0.46)       (0.19)          --(7)       (0.19)
For the Year Ended March 31,
 2001........................    11.81          0.11            (1.28)         (1.17)       (0.16)       (1.35)         (1.51)

U.S. LARGE/MID CAPITALIZATION
 LONG/SHORT EQUITY FUND
For the Year Ended March 31,
 2005........................    10.80         (0.01)(6)         0.65           0.64           --           --             --
For the Year Ended March 31,
 2004........................    11.51         (0.06)(6)        (0.65)         (0.71)          --           --             --
For the Year Ended March 31,
 2003........................    10.22            --(6),(7)       1.31          1.31        (0.03)          --          (0.03)
For the Year Ended March 31,
 2002........................     9.61          0.18(6)          0.69           0.87        (0.26)          --          (0.26)
For the Year Ended March 31,
 2001........................    11.05          0.53(6)         (1.12)         (0.59)       (0.85)          --          (0.85)

GLOBAL LONG/SHORT EQUITY FUND
For the Year Ended March 31,
 2005........................    11.30         (0.12)(6)         0.44           0.32           --           --             --
For the Year Ended March 31,
 2004........................    11.87         (0.12)(6)        (0.45)         (0.57)          --           --             --
For the Year Ended March 31,
 2003........................    10.15         (0.03)(6)         1.73           1.70           --           --             --
For the Year Ended March 31,
 2002........................     9.43          0.16             0.96           1.12        (0.40)          --          (0.40)
September 29, 2000 to March
 31, 2001 (1)................    10.00          0.22            (0.58)         (0.36)       (0.11)       (0.10)         (0.21)

VALUE LONG/SHORT EQUITY FUND
For the Year Ended March 31,
 2005........................     9.87         (0.03)(6)         0.67           0.64           --           --             --
For the Year Ended March 31,
 2004........................    10.48         (0.05)(6)        (0.56)         (0.61)          --           --             --
For the Year Ended March 31,
 2003........................     8.96         (0.02)(6)         1.54           1.52           --           --             --
For the Year Ended March 31,
 2002........................     8.11          0.13(6)          0.94           1.07        (0.22)          --          (0.22)
For the Year Ended March 31,
 2001........................     7.42          0.34(6)          0.78           1.12        (0.43)          --          (0.43)

---------------

(1) From commencement of operations.

(2) Not annualized for periods less than one year.

(3) Annualized for periods less than one year.

(4) Includes interest expense and dividend expense on securities sold short.

(5) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(6) Calculated based on the average shares outstanding during the period.

(7) Amount less than $0.005.

(8) Exclusive of nonrecurring account fees, extraordinary expenses, interest expense, and dividends on securities sold short.

(9) The ratios of Expenses before Waiver/Reimbursements and Expenses Net of Waivers/Reimbursements have been adjusted from 3.57% and 2.78%, respectively, to more appropriately reflect expenses incurred for the period.

                         See the accompanying notes to the financial statements.


124  Laudus Funds Annual Report

Financial Statements--Financial Highlights continued

                                                                                    RATIOS/SUPPLEMENTAL DATA
                                                                                  -----------------------------
                                                                                     NET       NET INVESTMENT
                                                       NET ASSET                   ASSETS,      INCOME/(LOSS)
                                                        VALUE,                     END OF          NET OF
                                         REDEMPTION     END OF         TOTAL       PERIOD         WAIVERS/
                                            FEES        PERIOD       RETURN(2)     (000'S)    REIMBURSEMENTS(3)
                                         ----------   -----------   -----------   ---------   -----------------

INSTITUTIONAL SHARES

U.S. Large Capitalization Fund
For the Year Ended March 31, 2005.......  $     --      $11.79          9.66%      $44,559           0.96%
For the Year Ended March 31, 2004.......        --(7)    10.92         32.33        44,301           0.62
June 19, 2002 to March 31, 2003 (1).....        --        8.28        (16.78)       14,479           0.80

U.S. LARGE CAPITALIZATION GROWTH FUND
For the Year Ended March 31, 2005.......        --(7)     8.07          3.42         5,056           0.53
For the Year Ended March 31, 2004.......        --(7)     7.84         32.84         5,006           0.80
For the Year Ended March 31, 2003.......        --        5.95        (22.68)        3,418           1.03
For the Year Ended March 31, 2002.......        --        7.77          1.69         4,297           0.76
June 7, 2000 to March 31, 2001 (1)......        --        7.70        (22.71)        3,910           0.59

U.S. DISCOVERY FUND
For the Year Ended March 31, 2005.......        --(7)    15.96          9.98       256,444           0.23
For the Year Ended March 31, 2004.......        --(7)    14.71         55.90        98,077           0.49
For the Year Ended March 31, 2003.......        --        9.55        (13.83)       18,589           0.38
September 4, 2001 to March 31, 2002
 (1)....................................        --       11.10         11.25         2,980           0.38

U.S. SMALL CAPITALIZATION FUND
For the Year Ended March 31, 2005.......        --(7)    13.50          9.36       948,225           0.20
For the Year Ended March 31, 2004.......        --(7)    13.82         56.83       954,275           0.45
For the Year Ended March 31, 2003.......        --        8.98        (17.10)      487,020           0.33
For the Year Ended March 31, 2002.......        --       11.18         23.92       482,205           0.33
For the Year Ended March 31, 2001.......        --        9.57         (1.26)      408,148           0.26

INTERNATIONAL EQUITY FUND
For the Year Ended March 31, 2005.......        --(7)     9.63         14.36        16,094           0.96
For the Year Ended March 31, 2004.......      0.01        8.46         53.81         9,914           1.12
For the Year Ended March 31, 2003.......      0.01        5.56        (20.66)        6,368           1.24
For the Year Ended March 31, 2002.......        --        7.09         (8.36)        7,882           0.94
June 7, 2000 to March 31, 2001 (1)......        --        8.14        (18.50)        9,071           4.20

INTERNATIONAL SMALL CAPITALIZATION FUND
For the Year Ended March 31, 2005.......        --(7)    16.89         26.52       270,646           0.50
For the Year Ended March 31, 2004.......        --(7)    13.94         77.37        70,382           0.65
For the Year Ended March 31, 2003.......      0.02        7.92         (5.36)       20,562           1.09
For the Year Ended March 31, 2002.......        --        8.48         (4.80)       28,027           1.71
For the Year Ended March 31, 2001.......        --        9.13        (10.78)       41,951           0.99

U.S. LARGE/MID CAPITALIZATION LONG/
 SHORT EQUITY FUND
For the Year Ended March 31, 2005.......        --(7)    11.44          5.93        12,312          (0.13)
For the Year Ended March 31, 2004.......        --(7)    10.80         (6.17)       20,404          (0.57)
For the Year Ended March 31, 2003.......      0.01       11.51         12.90        26,736           0.01
For the Year Ended March 31, 2002.......        --       10.22          9.20        10,037           1.87
For the Year Ended March 31, 2001.......        --        9.61         (4.79)       11,855           5.19

GLOBAL LONG/SHORT EQUITY FUND
For the Year Ended March 31, 2005.......        --       11.62          2.83        15,140          (1.04)
For the Year Ended March 31, 2004.......        --(7)    11.30         (4.80)       12,527          (1.11)
For the Year Ended March 31, 2003.......      0.02       11.87         16.95        13,491          (0.28)
For the Year Ended March 31, 2002.......        --       10.15         12.21        10,514           1.67
September 29, 2000 to March 31, 2001
 (1)....................................        --        9.43         (3.56)       14,924           4.59

VALUE LONG/SHORT EQUITY FUND
For the Year Ended March 31, 2005.......        --(7)    10.51          6.48       102,974          (0.28)
For the Year Ended March 31, 2004.......        --(7)     9.87         (5.82)       95,541          (0.46)
For the Year Ended March 31, 2003.......        --       10.48         16.96        92,356          (0.15)
For the Year Ended March 31, 2002.......        --        8.96         13.53        69,629           1.61
For the Year Ended March 31, 2001.......        --        8.11         15.96        61,923           4.56

                                                                      RATIOS/SUPPLEMENTAL DATA
                                          ---------------------------------------------------------------------------------

                                                EXPENSES                EXPENSES                EXPENSES
                                                 BEFORE                  NET OF                  NET OF           PORTFOLIO
                                                WAIVERS/                WAIVERS/                WAIVERS/          TURNOVER
                                          REIMBURSEMENTS(3),(4)   REIMBURSEMENTS(3),(4)   REIMBURSEMENTS(3),(8)    RATE(5)
                                          ---------------------   ---------------------   ---------------------   ---------
INSTITUTIONAL SHARES
U.S. Large Capitalization Fund
For the Year Ended March 31, 2005.......           1.23%                  0.99%                   0.99%            127.89%
For the Year Ended March 31, 2004.......           1.47                   1.00                    1.00             141.50
June 19, 2002 to March 31, 2003 (1).....           2.73                   0.99                    0.99             100.79
U.S. LARGE CAPITALIZATION GROWTH FUND
For the Year Ended March 31, 2005.......           2.34                   0.99                    0.99              77.81
For the Year Ended March 31, 2004.......           2.59                   0.80                    0.80             177.43
For the Year Ended March 31, 2003.......           4.55                   0.75                    0.75              68.73
For the Year Ended March 31, 2002.......           3.81                   0.75                    0.75             111.54
June 7, 2000 to March 31, 2001 (1)......           2.90                   0.75                    0.75              88.81
U.S. DISCOVERY FUND
For the Year Ended March 31, 2005.......           1.20                   1.14                    1.14              62.60
For the Year Ended March 31, 2004.......           1.46                   1.14                    1.14              93.08
For the Year Ended March 31, 2003.......           3.71                   1.15                    1.15              98.65
September 4, 2001 to March 31, 2002
 (1)....................................           9.02                   1.15                    1.15              78.02
U.S. SMALL CAPITALIZATION FUND
For the Year Ended March 31, 2005.......           1.09                   1.09                    1.09              68.09
For the Year Ended March 31, 2004.......           1.13                   1.13                    1.13              75.65
For the Year Ended March 31, 2003.......           1.29                   1.15                    1.15              70.83
For the Year Ended March 31, 2002.......           1.29                   1.15                    1.15             101.08
For the Year Ended March 31, 2001.......           1.25                   1.15                    1.15             128.79
INTERNATIONAL EQUITY FUND
For the Year Ended March 31, 2005.......           2.69                   1.34                    1.34              52.06
For the Year Ended March 31, 2004.......           4.32                   1.35                    1.35             107.02
For the Year Ended March 31, 2003.......           5.30                   1.35                    1.35             138.85
For the Year Ended March 31, 2002.......           4.13                   1.35                    1.35             132.84
June 7, 2000 to March 31, 2001 (1)......           3.48                   1.35                    1.35              86.18
INTERNATIONAL SMALL CAPITALIZATION FUND
For the Year Ended March 31, 2005.......           1.55                   1.49                    1.49              59.70
For the Year Ended March 31, 2004.......           1.94                   1.47                    1.47             102.50
For the Year Ended March 31, 2003.......           2.60                   1.50                    1.50             129.34
For the Year Ended March 31, 2002.......           2.24                   1.50                    1.50             147.52
For the Year Ended March 31, 2001.......           1.93                   1.50                    1.50             148.53
U.S. LARGE/MID CAPITALIZATION LONG/
 SHORT EQUITY FUND
For the Year Ended March 31, 2005.......           3.23                   2.94                    1.24             180.14
For the Year Ended March 31, 2004.......           3.22                   2.82                    1.25             189.35
For the Year Ended March 31, 2003.......           3.59                   2.67                    1.25             185.66
For the Year Ended March 31, 2002.......           2.84                   1.95                    1.25             313.22
For the Year Ended March 31, 2001.......           2.67                   2.12                    1.25             399.02
GLOBAL LONG/SHORT EQUITY FUND
For the Year Ended March 31, 2005.......           4.38                   3.82                    1.99             152.24
For the Year Ended March 31, 2004.......           3.69(9)                2.91(9)                 1.81             175.85
For the Year Ended March 31, 2003.......           4.04                   2.50                    1.50             189.09
For the Year Ended March 31, 2002.......           3.19                   1.93                    1.50             231.34
September 29, 2000 to March 31, 2001
 (1)....................................           3.19                   2.15                    1.50             216.10
VALUE LONG/SHORT EQUITY FUND
For the Year Ended March 31, 2005.......           3.04                   2.98                    1.74             111.19
For the Year Ended March 31, 2004.......           2.88                   2.77                    1.75              76.36
For the Year Ended March 31, 2003.......           2.72                   2.42                    1.74             209.95
For the Year Ended March 31, 2002.......           2.49                   2.18                    1.75             126.45
For the Year Ended March 31, 2001.......           3.05                   2.72                    1.84             129.80

See the accompanying notes to the financial statements.


                                                 Laudus Funds Annual Report  125

Financial Statements

Financial Highlights as of 3/31/05


                                                      INVESTMENT ACTIVITIES                LESS DIVIDENDS FROM
                                           -------------------------------------------   ------------------------
                                                            NET REALIZED                                  NET
                               NET ASSET                   AND UNREALIZED     TOTAL                    REALIZED
                                VALUE,          NET            GAINS           FROM         NET          GAINS
                               BEGINNING    INVESTMENT      (LOSSES) ON     INVESTMENT   INVESTMENT       ON            TOTAL
                               OF PERIOD   INCOME/(LOSS)    INVESTMENTS     ACTIVITIES     INCOME     INVESTMENTS     DIVIDENDS
                               ---------   -------------   --------------   ----------   ----------   -----------   -------------
ADVISER SHARES

U.S. SMALL CAPITALIZATION
 FUND
For the Year Ended March 31,
 2005........................   $13.71        $   --(6),(7)     $ 1.26        $ 1.26       $   --       $(1.59)        $(1.59)
For the Year Ended March 31,
 2004........................     8.91          0.02             5.00           5.02        (0.02)       (0.20)         (0.22)
For the Year Ended March 31,
 2003........................    11.12          0.01(6)         (1.93)         (1.92)       (0.02)       (0.27)         (0.29)
For the Year Ended March 31,
 2002........................     9.53            --(6)          2.17           2.17        (0.03)       (0.55)         (0.58)
For the Year Ended March 31,
 2001........................    10.02          0.01(6)         (0.16)         (0.15)       (0.01)       (0.33)         (0.34)

INVESTOR SHARES

U.S. LARGE CAPITALIZATION
 FUND
For the Year Ended March 31,
 2005........................    10.96          0.08(6)          0.93           1.01        (0.07)       (0.09)         (0.16)
For the Year Ended March 31,
 2004........................     8.31          0.02(6)          2.63           2.65           --           --             --
July 31, 2002 to March 31,
 2003 (1)....................     8.88          0.05(6)         (0.62)         (0.57)          --           --             --

U.S. LARGE CAPITALIZATION
 GROWTH FUND
For the Year Ended March 31,
 2005........................     7.92          0.02(6)          0.23           0.25        (0.02)          --          (0.02)
August 15, 2003 to March 31,
 2004 (1)....................     6.95          0.09(6)          0.92           1.01        (0.04)          --          (0.04)

U.S. DISCOVERY FUND
For the Year Ended March 31,
 2005........................    14.66         (0.05)(6)         1.47           1.42        (0.02)       (0.18)         (0.20)
For the Year Ended March 31,
 2004........................     9.53          0.01(6)          5.24           5.25           --        (0.12)         (0.12)
For the Year Ended March 31,
 2003........................    11.08          0.02(6)         (1.57)         (1.55)          --           --             --
October 3, 2001 to March 31,
 2002 (1)....................     9.38            --             1.72           1.72        (0.02)          --          (0.02)

U.S. SMALL CAPITALIZATION
 FUND
For the Year Ended March 31,
 2005........................    13.65         (0.02)(6)         1.26           1.24           --        (1.59)         (1.59)
For the Year Ended March 31,
 2004........................     8.88          0.01             4.98           4.99        (0.02)       (0.20)         (0.22)
For the Year Ended March 31,
 2003........................    11.08            --(6),(7)      (1.92)        (1.92)       (0.01)       (0.27)         (0.28)
For the Year Ended March 31,
 2002........................     9.50            --(6)          2.15           2.15        (0.02)       (0.55)         (0.57)
For the Year Ended March 31,
 2001........................    10.00         (0.01)(6)        (0.14)         (0.15)       (0.02)       (0.33)         (0.35)

INTERNATIONAL EQUITY FUND
For the Year Ended March 31,
 2005........................     8.47          0.06(6)          1.11           1.17        (0.03)          --          (0.03)
For the Year Ended March 31,
 2004........................     5.57          0.03(6)          2.95           2.98        (0.08)          --          (0.08)
For the Year Ended March 31,
 2003........................     7.05          0.07(6)         (1.54)         (1.47)       (0.02)          --          (0.02)
For the Year Ended March 31,
 2002........................     8.13          0.05(6)         (0.78)         (0.73)       (0.35)          --          (0.35)
December 5, 2000 to March 31,
 2001 (1)....................     8.98          0.27            (1.12)         (0.85)          --           --             --

INTERNATIONAL SMALL
 CAPITALIZATION FUND
For the Year Ended March 31,
 2005........................    13.83          0.03(6)          3.51           3.54        (0.02)       (0.62)         (0.64)
For the Year Ended March 31,
 2004........................     7.87          0.03(6)          6.01           6.04        (0.08)          --          (0.08)
For the Year Ended March 31,
 2003........................     8.43          0.08(6)         (0.57)         (0.49)       (0.09)          --          (0.09)
For the Year Ended March 31,
 2002........................     9.09          0.07(6)         (0.55)         (0.48)       (0.18)          --(7)       (0.18)
For the Year Ended March 31,
 2001........................    11.77          0.08            (1.29)         (1.21)       (0.12)       (1.35)         (1.47)

U.S. LARGE/MID CAPITALIZATION
 LONG/SHORT EQUITY FUND
For the Year Ended March 31,
 2005........................    10.86         (0.04)(6)         0.64           0.60           --           --             --
For the Year Ended March 31,
 2004........................    11.61         (0.10)(6)        (0.65)         (0.75)          --           --             --
For the Year Ended March 31,
 2003........................    10.34         (0.05)(6)         1.33           1.28        (0.02)          --          (0.02)
For the Year Ended March 31,
 2002........................     9.73          0.10(6)          0.76           0.86        (0.25)          --          (0.25)
For the Year Ended March 31,
 2001........................    10.99          0.50(6)         (1.10)         (0.60)       (0.66)          --          (0.66)

GLOBAL LONG/SHORT EQUITY FUND
For the Year Ended March 31,
 2005........................    11.21         (0.17)(6)         0.43           0.26           --           --             --
For the Year Ended March 31,
 2004........................    11.81         (0.17)(6)        (0.43)         (0.60)          --           --             --
For the Year Ended March 31,
 2003........................    10.13         (0.09)(6)         1.75           1.66           --           --             --
August 23, 2001 to March 31,
 2002 (1)....................    10.19          0.01(6)          0.32           0.33        (0.39)          --          (0.39)

VALUE LONG/SHORT EQUITY FUND
For the Year Ended March 31,
 2005........................     9.81         (0.06)(6)         0.66           0.60           --           --             --
For the Year Ended March 31,
 2004........................    10.43         (0.09)(6)        (0.53)         (0.62)          --           --             --
For the Year Ended March 31,
 2003........................     8.95         (0.05)(6)         1.53           1.48           --           --             --
For the Year Ended March 31,
 2002........................     8.10          0.09(6)          0.96           1.05        (0.20)          --          (0.20)
For the Year Ended March 31,
 2001........................     7.41          0.31(6)          0.78           1.09        (0.40)          --          (0.40)

---------------

(1) From commencement of operations.

(2) Not annualized for periods less than one year.

(3) Annualized for periods less than one year.

(4) Includes interest expense and dividend expense on securities sold short.

(5) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(6) Calculated based on the average shares outstanding during the period.

(7) Amount less than $0.005.

(8) Exclusive of nonrecurring account fees, extraordinary expenses, interest expense, and dividends on securities sold short.

(9) The ratios of Expenses before Waivers/Reimbursements and Expenses Net of Waivers/Reimbursements have been adjusted from 3.89% and 3.11%, respectively, to more appropriately reflect expenses incurred for the period.

                         See the accompanying notes to the financial statements.

126  Laudus Funds Annual Report

Financial Statements--Financial Highlights continued

                                                                                    RATIOS/SUPPLEMENTAL DATA
                                                                                  -----------------------------
                                                                                     NET       NET INVESTMENT
                                                       NET ASSET                   ASSETS,      INCOME/(LOSS)
                                                        VALUE,                     END OF          NET OF
                                         REDEMPTION     END OF         TOTAL       PERIOD         WAIVERS/
                                            FEES        PERIOD       RETURN(2)     (000'S)    REIMBURSEMENTS(3)
                                         ----------   -----------   -----------   ---------   -----------------
ADVISER SHARES

U.S. SMALL CAPITALIZATION FUND
For the Year Ended March 31, 2005.......  $     --(7)   $13.38          9.12%      $41,104          (0.01)%
For the Year Ended March 31, 2004.......        --(7)    13.71         56.53        44,059           0.19
For the Year Ended March 31, 2003.......        --        8.91        (17.35)       25,973           0.07
For the Year Ended March 31, 2002.......        --       11.12         23.61        17,695           0.05
For the Year Ended March 31, 2001.......        --        9.53         (1.43)        8,137           0.07

INVESTOR SHARES

U.S. Large Capitalization Fund
For the Year Ended March 31, 2005.......        --       11.81          9.22         2,786           0.69
For the Year Ended March 31, 2004.......        --(7)    10.96         31.89           590           0.24
July 31, 2002 to March 31, 2003 (1).....        --        8.31         (6.42)          666           0.87

U.S. Large Capitalization Growth Fund
For the Year Ended March 31, 2005.......        --(7)     8.15          3.14         1,894           0.21
August 15, 2003 to March 31, 2004 (1)...        --(7)     7.92         14.50         1,479           1.12

U.S. DISCOVERY FUND
For the Year Ended March 31, 2005.......        --(7)    15.88          9.70        58,284          (0.30)
For the Year Ended March 31, 2004.......        --(7)    14.66         55.22         2,581           0.04
For the Year Ended March 31, 2003.......        --        9.53        (13.99)          104           0.20
October 3, 2001 to March 31, 2002 (1)...        --       11.08         18.34            98           0.03

U.S. SMALL CAPITALIZATION FUND
For the Year Ended March 31, 2005.......        --(7)    13.30          9.00       297,927          (0.15)
For the Year Ended March 31, 2004.......        --(7)    13.65         56.40       272,481           0.11
For the Year Ended March 31, 2003.......        --        8.88        (17.42)      136,293          (0.02)
For the Year Ended March 31, 2002.......        --       11.08         23.50       108,449          (0.05)
For the Year Ended March 31, 2001.......        --        9.50         (1.52)       65,217          (0.13)

INTERNATIONAL EQUITY FUND
For the Year Ended March 31, 2005.......        --(7)     9.61         13.79        12,491           0.65
For the Year Ended March 31, 2004.......      0.02        8.47         53.61         2,881           0.45
For the Year Ended March 31, 2003.......      0.01        5.57        (20.73)           17           1.06
For the Year Ended March 31, 2002.......        --        7.05         (8.83)           18           0.64
December 5, 2000 to March 31, 2001
 (1)....................................        --        8.13         (9.47)           24          25.10

INTERNATIONAL SMALL CAPITALIZATION FUND
For the Year Ended March 31, 2005.......        --(7)    16.73         26.16       355,766           0.20
For the Year Ended March 31, 2004.......        --(7)    13.83         76.91        82,780           0.28
For the Year Ended March 31, 2003.......      0.02        7.87         (5.53)       16,834           0.99
For the Year Ended March 31, 2002.......        --        8.43         (5.08)        6,334           0.79
For the Year Ended March 31, 2001.......        --        9.09        (11.08)        1,731           0.67

U.S. LARGE/MID CAPITALIZATION LONG/
 SHORT
EQUITY FUND
For the Year Ended March 31, 2005.......        --(7)    11.46          5.52        12,824          (0.33)
For the Year Ended March 31, 2004.......        --(7)    10.86         (6.46)        8,693          (0.93)
For the Year Ended March 31, 2003.......      0.01       11.61         12.49        16,251          (0.45)
For the Year Ended March 31, 2002.......        --       10.34          8.96           471           0.99
For the Year Ended March 31, 2001.......        --        9.73         (5.06)           24           4.90

GLOBAL LONG/SHORT EQUITY FUND
For the Year Ended March 31, 2005.......      0.02       11.49          2.50         6,094          (1.57)
For the Year Ended March 31, 2004.......        --(7)    11.21         (5.08)        8,533          (1.50)
For the Year Ended March 31, 2003.......      0.02       11.81         16.58         9,474          (0.80)
August 23, 2001 to March 31, 2002 (1)...        --       10.13          3.58             7           0.22

VALUE LONG/SHORT EQUITY FUND
For the Year Ended March 31, 2005.......        --(7)    10.41          6.12        34,930          (0.55)
For the Year Ended March 31, 2004.......        --(7)     9.81         (5.94)       34,081          (0.90)
For the Year Ended March 31, 2003.......        --       10.43         16.54        38,473          (0.43)
For the Year Ended March 31, 2002.......        --        8.95         13.24         5,355           1.05
For the Year Ended March 31, 2001.......        --        8.10         15.49         3,952           4.23

                                                                      RATIOS/SUPPLEMENTAL DATA
                                          ---------------------------------------------------------------------------------

                                                EXPENSES                EXPENSES
                                                 BEFORE                  NET OF                 EXPENSES          PORTFOLIO
                                                WAIVERS/                WAIVERS/             NET OF WAIVERS/      TURNOVER
                                          REIMBURSEMENTS(3),(4)   REIMBURSEMENTS(3),(4)   REIMBURSEMENTS(3),(8)    RATE(5)
                                          ---------------------   ---------------------   ---------------------   ---------
ADVISER SHARES
U.S. SMALL CAPITALIZATION FUND
For the Year Ended March 31, 2005.......           1.31%                  1.31%                   1.31%             68.09%
For the Year Ended March 31, 2004.......           1.40                   1.40                    1.40              75.65
For the Year Ended March 31, 2003.......           1.54                   1.40                    1.40              70.83
For the Year Ended March 31, 2002.......           1.53                   1.39                    1.39             101.08
For the Year Ended March 31, 2001.......           1.45                   1.35                    1.35             128.79
INVESTOR SHARES
U.S. Large Capitalization Fund
For the Year Ended March 31, 2005.......           1.58                   1.35                    1.35             127.89
For the Year Ended March 31, 2004.......           1.51                   1.25                    1.25             141.50
July 31, 2002 to March 31, 2003 (1).....           3.05                   1.25                    1.25             100.79
U.S. Large Capitalization Growth Fund
For the Year Ended March 31, 2005.......           2.68                   1.32                    1.32              77.81
August 15, 2003 to March 31, 2004 (1)...           2.72                   1.11                    1.39             177.43
U.S. DISCOVERY FUND
For the Year Ended March 31, 2005.......           1.55                   1.49                    1.49              62.60
For the Year Ended March 31, 2004.......           1.63                   1.40                    1.40              93.08
For the Year Ended March 31, 2003.......           6.18                   1.40                    1.40              98.65
October 3, 2001 to March 31, 2002 (1)...          10.26                   1.40                    1.40              78.02
U.S. SMALL CAPITALIZATION FUND
For the Year Ended March 31, 2005.......           1.43                   1.43                    1.43              68.09
For the Year Ended March 31, 2004.......           1.47                   1.47                    1.47              75.65
For the Year Ended March 31, 2003.......           1.63                   1.49                    1.49              70.83
For the Year Ended March 31, 2002.......           1.65                   1.51                    1.51             101.08
For the Year Ended March 31, 2001.......           1.53                   1.43                    1.43             128.79
INTERNATIONAL EQUITY FUND
For the Year Ended March 31, 2005.......           2.96                   1.72                    1.72              52.06
For the Year Ended March 31, 2004.......           4.46                   1.59                    1.59             107.02
For the Year Ended March 31, 2003.......           5.27                   1.60                    1.60             138.85
For the Year Ended March 31, 2002.......           4.27                   1.60                    1.60             132.84
December 5, 2000 to March 31, 2001
 (1)....................................           4.09                   1.60                    1.60              86.18
INTERNATIONAL SMALL CAPITALIZATION FUND
For the Year Ended March 31, 2005.......           1.88                   1.83                    1.83              59.70
For the Year Ended March 31, 2004.......           2.18                   1.75                    1.75             102.50
For the Year Ended March 31, 2003.......           2.93                   1.78                    1.78             129.34
For the Year Ended March 31, 2002.......           2.67                   1.78                    1.78             147.52
For the Year Ended March 31, 2001.......           2.24                   1.81                    1.81             148.53
U.S. LARGE/MID CAPITALIZATION LONG/
 SHORT
EQUITY FUND
For the Year Ended March 31, 2005.......           3.55                   3.26                    1.61             180.14
For the Year Ended March 31, 2004.......           3.51                   3.12                    1.55             189.35
For the Year Ended March 31, 2003.......           3.91                   3.07                    1.54             185.66
For the Year Ended March 31, 2002.......           3.42                   2.42                    1.56             313.22
For the Year Ended March 31, 2001.......           2.96                   2.41                    1.54             399.02
GLOBAL LONG/SHORT EQUITY FUND
For the Year Ended March 31, 2005.......           4.80                   4.27                    2.34             152.24
For the Year Ended March 31, 2004.......           4.01(9)                3.23(9)                 2.14             175.85
For the Year Ended March 31, 2003.......           4.42                   2.92                    1.80             189.09
August 23, 2001 to March 31, 2002 (1)...           4.43                   2.34                    1.75             231.34
VALUE LONG/SHORT EQUITY FUND
For the Year Ended March 31, 2005.......           3.37                   3.30                    2.06             111.19
For the Year Ended March 31, 2004.......           3.18                   3.06                    2.05              76.36
For the Year Ended March 31, 2003.......           2.97                   2.69                    2.02             209.95
For the Year Ended March 31, 2002.......           2.79                   2.48                    2.04             126.45
For the Year Ended March 31, 2001.......           3.37                   3.04                    2.16             129.80

See the accompanying notes to the financial statements.


                                                 Laudus Funds Annual Report  127

Financial Statements

Notes to Financial Statements as of 03/31/05

1. ORGANIZATION.

Laudus Trust, (the "Trust") was established as a Massachusetts business trust under the laws of Massachusetts on April 1, 1988. The Trust is an open-end diversified management investment company consisting of eleven portfolios, nine of which were operational as of March 31, 2005 (individually, a "Fund" and collectively the "Funds");

Laudus Rosenberg U.S. Large Capitalization Fund,
Laudus Rosenberg U.S. Large Capitalization Growth
  Fund,
Laudus Rosenberg U.S. Discovery Fund,
Laudus Rosenberg U.S. Small Capitalization Fund,
Laudus Rosenberg International Equity Fund,
Laudus Rosenberg International Small Capitalization
  Fund,
Laudus Rosenberg U.S. Large/Mid Capitalization
  Long/Short Equity Fund,
Laudus Rosenberg Global Long/Short Equity Fund,
Laudus Rosenberg Value Long/Short Equity Fund.

On July 16, 2004 Laudus Rosenberg European Fund was liquidated. As of March 31, 2005, the Laudus Rosenberg U.S. Large Capitalization Value Fund and Laudus Rosenberg U.S. Long/Short Equity Fund were not operational. As of October 15, 2004, the Laudus Rosenberg U.S. Small Capitalization Fund was closed to new investors.

Each Fund is authorized to issue an unlimited number of Institutional Shares and Investor Shares of no par value, and the Laudus Rosenberg U.S. Small Capitalization Fund is also authorized to issue an unlimited number of Adviser Shares of no par value. Each class of shares generally has identical rights and preferences, except that each class is subject to different eligibility conditions, bear different distribution and sub-transfer agent expenses, and has separate voting rights on matters pertaining solely to that class of shares.

Under the Funds' organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

SECURITY VALUATION

Each Fund uses approved pricing services to provide values for its portfolio securities. Current market values are generally determined by the approved pricing services as follows: securities traded on stock exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded (closing values), or, lacking any sales, at the mean between the bid and ask prices; securities traded in the over-the-counter market are valued at the last sales price that day, or, if there are no sales that day, at the mean between the bid and ask prices. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Foreign securities are fair valued if a movement in the U.S. market exceeds a specific threshold that has been established using the guideline adopted by a fund's Board of Trustees. The fund uses a third party vendor to provide the fair valuation based on certain factors and methodologies including tracking valuation correlations between the U.S. market and each non-U.S. security. Securities may be fair valued pursuant to procedures approved by the Funds' Board of Trustees when approved pricing services do not provide a value for a security, a furnished price appears manifestly incorrect or events occur prior to the close of the New York Stock Exchange that materially affect the furnished price. The Board of Trustees regularly reviews fair value determinations made by the Funds pursuant to the procedures.


128  Laudus Funds Annual Report

Financial Statements--Notes to Financial Statements continued


SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME

Changes in holdings of portfolio securities are reflected no later than on the first business day following the trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. Net realized gains or losses from sales of securities are determined on the specific identification cost method. Interest income and expenses are recognized on the accrual basis. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date. Interest income is recorded as earned and includes premium amortization and discount accretion.

FOREIGN CURRENCY TRANSACTIONS

The accounting records of the Funds are maintained in U.S. dollars. All monetary items denominated in foreign currencies are translated to U.S. dollars based upon the prevailing exchange rate at the close of each business day. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. Further, the effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

FORWARD FOREIGN CURRENCY CONTRACTS

Forward foreign currency contracts are valued at the daily exchange rate of the underlying currency. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contractual settlement date. Gains or losses from the purchase or sale of forward foreign currency contracts are recorded as realized on the settlement date.

FOREIGN SECURITIES

The Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, and Laudus Rosenberg Global Long/Short Equity Fund pursue their respective objectives by investing in foreign securities. Investments in securities of foreign issuers involve certain risks that are less significant for investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, changes in currency exchange rates or exchange control regulations (including currency blockage). The Funds may be unable to obtain and enforce judgments against foreign entities, and issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. Also the securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies.

REAL ESTATE INVESTMENT TRUSTS

Several Funds own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

REPURCHASE AGREEMENTS

In a repurchase agreement, a Fund buys a security from another party (usually a financial institution) with the agreement that the security will be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

The Funds' repurchase agreements are currently fully collateralized by U.S. Government Securities. All collateral is held by the Funds' Custodian (or, with tri-party agreements, the agent's bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

SHORT SALES

The Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, Laudus Rosenberg Global Long/Short Equity Fund and Laudus Rosenberg Value Long/Short Equity Fund are authorized to engage in short sales. Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then

                                                 Laudus Funds Annual Report  129

Financial Statements--Notes to Financial Statements continued


obligated to replace the security borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. The potential for losses associated with short positions is much greater than the original value of the securities sold short and may exceed the market value of securities sold short recorded in the Statement of Assets and Liabilities. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account at the Custodian Bank with cash, U.S. Government Securities and/or securities held long by the portfolio to sufficiently cover its short position on a daily basis. The collateral for the securities sold short includes the Deposits with Broker and Custodian Bank as shown in the Statement of Assets and Liabilities and the securities held long as shown in the Statement of Portfolio Investments. Interest accrued or dividends paid on Securities Sold Short are recorded as an expense on the Fund's records.

SECURITIES LENDING

Under the Securities Lending Program, securities held by the Laudus Rosenberg U.S. Small Capitalization Fund are loaned by State Street Bank, as agent, to certain brokers (the "Borrowers"). The Borrowers provide cash or U.S. Government securities as collateral against loans in an amount at least equal to 100% of the market value of the loaned securities.

At March 31, 2005, the value of securities loaned amounted to $22,865,038 against which cash collateral of $23,181,539 was received. The cash collateral is invested in various money market portfolios. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Laudus Rosenberg U.S. Small Capitalization Fund and State Street Bank in its capacity as lending agent. Securities lending fee income, net of related expenses, is recorded as earned. The Laudus Rosenberg U.S. Small Capitalization Fund bears the risk of loss with respect to the investment of the cash collateral.

EXPENSE, INVESTMENT INCOME AND GAIN/LOSS ALLOCATION

Expenses directly attributable to a Fund are charged to that Fund; expenses not directly attributable to a Fund are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund or on another reasonable basis. Expenses specific to a class are charged to that class. Expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets or another reasonable basis. The investment income and expenses of the Fund (other than class specific expenses charged to a class) and realized and unrealized gains and losses on investments of the Fund are allocated to each class of shares based upon relative net assets on the date income is earned, or expenses and realized and unrealized gains and losses are incurred.

DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions are made annually on a tax basis, which may differ from distribution amounts determined under accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, REITs, and wash sales for book and tax purposes.

FEDERAL INCOME TAXES

It is the Funds' policy to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investments companies, and to distribute substantially all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no provisions are made for federal income taxes.

3. MANAGEMENT, ADMINISTRATION, FUND ACCOUNTING, DISTRIBUTION AND SHAREHOLDER SERVICE AGREEMENTS.

The Trust's Board of Trustees oversees the general conduct of the Trust and the Funds.

Charles Schwab Investment Management, Inc. ("CSIM" or the "Manager") is the investment adviser of the Funds and manages the Funds' business, subject to the supervision of the Board of Trustees. AXA Rosenberg Invest-

130  Laudus Funds Annual Report

Financial Statements--Notes to Financial Statements continued


ment Management LLC ("AXA Rosenberg"), the Funds' sub-adviser, provides day-to-day portfolio management services to the Funds, subject to the supervision of CSIM.

The Funds pay CSIM an advisory fee for these services on a monthly basis.
CSIM -- and not the Funds -- pays a portion of the advisory fees it receives to AXA Rosenberg in return for its services.

The table below sets forth the advisory fee payable to CSIM by each Fund.

                                         Agreement Rate*
------------------------------------------------------------
Laudus Rosenberg
  U.S. Large Capitalization
  Fund............................   1st $1 billion-0.75%
                                     Over $1 billion-0.70%
                                     Over $2 billion-0.675%
Laudus Rosenberg
  U.S. Large Capitalization Growth
  Fund............................   1st $1 billion-0.75%
                                     Over $1 billion-0.70%
                                     Over $2 billion-0.675%
Laudus Rosenberg
  U.S. Discovery Fund.............   1st $1 billion-0.90%
                                     Over $1 billion-0.85%
Laudus Rosenberg
  U.S. Small Capitalization
  Fund............................   0.90%
Laudus Rosenberg
  International Equity Fund.......   1st $1 billion-0.85%
                                     Over $1 billion-0.80%
                                     Over $2 billion-0.775%
Laudus Rosenberg
  International Small
  Capitalization Fund.............   1st $500 million-1.00%
                                     Over $500 million-0.95%
Laudus Rosenberg
  U.S. Large/Mid Capitalization
  Long/Short Equity Fund.........    1st $500 million-1.00%
                                     Over $500 million-0.95%
Laudus Rosenberg
  Global Long/Short Equity Fund...   1st $500 million-1.50%
                                     Over $500 million-1.45%
Laudus Rosenberg
  Value Long/Short Equity Fund....   1st $500 million-1.50%
                                     Over $500 million-1.45%
* The advisory fee payable to CSIM varies based on fund
  assets.

Affiliated broker/dealers received $21,849 for the year ended March 31, 2005, for brokerage fees on the execution of portfolio trades.

CSIM has contractually agreed, until at least March 31, 2007, to waive its management fee and bear certain expenses and fees of each Fund. As such, CSIM further agrees to reimburse the Funds to limit the annual expenses, exclusive of nonrecurring account fees, extraordinary expenses, interest expense, dividends on securities sold short, service fees, subtransfer agency and subaccounting fees and distribution and shareholder services fees as follows:

Laudus Rosenberg U.S. Large Capitalization
  Fund........................................       0.99%
Laudus Rosenberg U.S. Large Capitalization
  Growth Fund.................................       0.99%
Laudus Rosenberg U.S. Discovery Fund..........       1.14%
Laudus Rosenberg U.S. Small Capitalization
  Fund........................................       1.14%
Laudus Rosenberg International Equity Fund....       1.34%
Laudus Rosenberg International Small
  Capitalization Fund.........................       1.49%
Laudus Rosenberg U.S. Large/Mid Capitalization
  Long/Short Equity Fund......................       1.24%
Laudus Rosenberg Global Long/Short Equity
  Fund........................................       1.99%
Laudus Rosenberg Value Long/Short Equity
  Fund........................................       1.74%

Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment through the next two fiscal years, to the extent that the repayment will not cause the Fund's net expenses to exceed the current limit (as stated in CSIM's contractual undertaking) during the respective year. As of the year ended March 31, 2005, the balance of recoupable expenses is as follows:

                                          Expires   Expires
                                          3/31/06   3/31/07
------------------------------------------------------------
Laudus Rosenberg U.S. Large
  Capitalization Fund................... $33,231    $108,272
Laudus Rosenberg U.S. Large
  Capitalization Growth Fund............  18,090      89,616
Laudus Rosenberg U.S. Discovery Fund....  17,836     103,889
Laudus Rosenberg International Equity
  Fund..................................  34,256     231,815
Laudus Rosenberg International Small
  Capitalization Fund...................  45,582     152,631
Laudus Rosenberg U.S. Large/Mid
  Capitalization Long/Short Equity
  Fund..................................  21,271      73,659
Laudus Rosenberg Global Long/Short
  Equity Fund...........................  47,220     104,929
Laudus Rosenberg Value Long/Short Equity
  Fund..................................   6,288      65,684

BISYS Fund Services Ohio, Inc. ("BISYS" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., serves as the Trust's administrator and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a complex level fee, computed and paid monthly, based upon the following schedule: 0.00% of average daily net assets of the Trust from $0 to $25 million, 0.09% of average daily net assets from $25 million to $500 million, 0.07% on

                                                 Laudus Funds Annual Report  131

Financial Statements--Notes to Financial Statements continued


the next $500 million of average daily net assets, and 0.04% of average daily net assets over $1 billion.

BISYS also serves the Funds as fund accountant and transfer agent. Under the terms of separate agreements, BISYS is entitled to receive a fixed fee per Fund for accounting and a per account fee, subject to a minimum charge, for transfer agent services, including reimbursement of certain expenses. BISYS may, from time to time, perform additional services for which it will receive additional fees.

The Trust has adopted Distribution and Shareholder Service Plans with respect to its Investor Shares pursuant to Rule 12b-1 under the 1940 Act. The Investor Shares of the Funds are sold on a continuous basis, by the Trust's Distributor, Laudus Distributor, Inc. (the "Distributor"), an indirect wholly-owned subsidiary of The BISYS Group, Inc. Under the Distribution and Shareholder Service Plans, the Funds pay the Distributor for expenses primarily intended to result in the sale of the Investor Shares. The annual Distribution and Shareholder Service Fee consists of up to 0.25% of the respective average daily net assets of the Investor Shares. In addition, the Trustees have authorized each Fund to pay up to 0.15% of its average daily net assets attributable to Investor Shares for sub-transfer and sub-accounting services in connection with such shares.

Various service organizations act as servicing agents of the Adviser Shares of the Laudus Rosenberg U.S. Small Capitalization Fund. Such shares are subject to an annual Service Fee of up to 0.25% of the average daily net assets attributable to such shares in accordance with a Service Plan adopted by the Trust. In addition, the Trustees have authorized the Fund to pay up to 0.05% of its average daily net assets attributable to Adviser Shares for sub-transfer services in connection with such shares.

Interested Trustees and officers of the Trust do not receive compensation from the Trust. Prior to February 2, 2004, the Trust paid each Independent Trustee aggregate compensation of $45,540 per year plus an additional fee for each meeting attended. The Trust did not pay any pension or retirement benefits for its Trustees. Currently the Trust pays each Independent Trustee aggregate compensation of $55,000 per year. This sum includes a quarterly retainer fee of $8,788 and an additional $3,790 for each regular meeting attended.

In addition, a retirement plan has been instituted for all of the Independent Trustees of the Trust and Trustees of the Laudus Variable Insurance Trust (the "Retirement Plan"). Under the terms of the Retirement Plan, upon retirement or other termination from service from the Trust and Laudus Variable Insurance Trust (other than termination for cause), a retiring Independent Trustee who has served as Independent Trustee for at least five years shall be paid a lump sum cash payment (the "Retirement Payment"). The Retirement Payment shall be equal to $10,000 for each year that the Trustee has served as an Independent Trustee of the Trust and the Laudus Variable Insurance Trust, including years of service prior to the adoption of the Retirement Plan. However, beginning April 1, 2005, each Independent Trustee is permitted to make a one-time election to have the $10,000 attributable to service for the coming year adjusted up or down at the end of each subsequent year based on the unweighted average performance of Institutional Shares of each Fund of the Trust and Class 2 Shares of the sole series of the Laudus Variable Insurance Trust that is in operation for all of such year. Each Independent Trustee also was given the opportunity to make a one-time election to have previously accrued benefits fluctuate beginning April 1, 2005 based on performance of the Funds as described in the previous sentence. As a result, the amount of the Retirement Payment payable to any Independent Trustee may increase or decrease based upon performance of the Funds. The portion of the total Retirement Payment owed to an Independent Trustee upon his or her retirement that is payable by any Fund will be determined based on the relative net assets of the Funds of the Trust and the sole series of the Laudus Variable Insurance Trust in operation on the date of the Independent Trustee's retirement.

4. EARLY REDEMPTION FEE.

For the Funds, certain shares purchased on or after July 30, 2001, that were redeemed or exchanged in less than 30 days, are assessed a fee of 2% of the current net asset value of the shares. The fee, which is applied to shares redeemed or exchanged in the order in which they are purchased, is retained by the Fund and is intended to limit short-term trading in the Funds, or to the extent short-term trading persists, to impose the costs of that


132  Laudus Funds Annual Report

Financial Statements--Notes to Financial Statements continued


activity on the shareholders who engage in it. Such amounts are included in the proceeds from shares issued, on the Statement of Changes in Net Assets. For the year ended March 31, 2005, early redemption fees assessed were as follows:

                                                   Early
                                                 Redemption
                                                    Fees
-----------------------------------------------------------
Laudus Rosenberg U.S. Large Capitalization
  Fund........................................    $    --
Laudus Rosenberg U.S. Large Capitalization
  Growth Fund.................................        232
Laudus Rosenberg U.S. Discovery Fund..........      5,073
Laudus Rosenberg U.S. Small Capitalization
  Fund........................................      3,916
Laudus Rosenberg International Equity Fund....      6,090
Laudus Rosenberg International Small
  Capitalization Fund.........................     56,880
Laudus Rosenberg U.S. Large/Mid Capitalization
  Long/Short Equity Fund......................      2,453
Laudus Rosenberg Global Long/Short Equity
  Fund........................................      9,377
Laudus Rosenberg Value Long/Short Equity
  Fund........................................      9,330

5. SECURITY PURCHASES AND SALES.

For the year ended March 31, 2005, purchases and sales of securities (excluding short-term securities) were as follows:

                                  Purchases        Sales
------------------------------------------------------------
Laudus Rosenberg U.S. Large
  Capitalization Fund..........  $ 57,661,727   $ 59,369,669
Laudus Rosenberg U.S. Large
  Capitalization Growth Fund...     5,332,212      5,070,546
Laudus Rosenberg U.S. Discovery
  Fund.........................   305,418,513    114,814,785
Laudus Rosenberg U.S. Small
  Capitalization Fund..........   861,916,188    951,791,446
Laudus Rosenberg International
  Equity Fund..................    20,462,101      8,631,147
Laudus Rosenberg International
  Small Capitalization Fund....   553,151,406    155,604,086
Laudus Rosenberg U.S. Large/
  Mid Capitalization Long/Short
  Equity Fund..................    43,214,772     47,875,691
Laudus Rosenberg Global Long/
  Short Equity Fund............    27,201,433     30,271,513
Laudus Rosenberg Value Long/
  Short Equity Fund............   113,253,497    119,471,837

6. LINE OF CREDIT.

The custodian has established a loan agreement for a maximum amount of 10% of total net assets for the Laudus Rosenberg Value Long/Short Equity Fund for temporary purposes. In addition, the Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Growth Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Small Capitalization Fund, Laudus Rosenberg International Equity Fund, and Laudus Rosenberg International Small Capitalization Fund had access to a committed line of credit up to a maximum of $20,000,000, as established by the Fund's custodian. On June 15, 2004, the committed line of credit maximum changed to $35,000,000. Interest is calculated based on the market rates at the time of borrowing. A commitment fee of 0.09% per annum will be incurred on the unused portion of the line of credit, which is allocated to the applicable Funds based on net assets. There were no borrowings on the line of credit for the year ended March 31, 2005.


                                                 Laudus Funds Annual Report  133

Financial Statements--Notes to Financial Statements continued


7. FEDERAL INCOME TAXES.

RECLASSIFICATIONS

Permanent book and tax basis differences will result in reclassifications to capital accounts such as net operating losses, disposition of partnership interests, and equalization payments. As of March 31, 2005, the following reclassifications have been made to increase/(decrease) such accounts with offsetting adjustments made to capital:

                                                                                Accumulated
                                                                                Net Realized
                                                                               Gains/(Losses)
                                                               Accumulated     on Investments
                                                              Net Investment   and Securities
                                                              Income/(Loss)      Sold Short
---------------------------------------------------------------------------------------------
Laudus Rosenberg
  U.S. Large Capitalization Fund............................     $     --        $      --
Laudus Rosenberg
  U.S. Large Capitalization Growth Fund.....................           --               --
Laudus Rosenberg
  U.S. Discovery Fund.......................................      172,426         (172,426)
Laudus Rosenberg
  U.S. Small Capitalization Fund............................      759,323         (759,323)
Laudus Rosenberg
  International Equity Fund.................................      (46,497)         124,976
Laudus Rosenberg
  International Small Capitalization Fund...................      (41,236)          41,236
Laudus Rosenberg
  U.S. Large/Mid Capitalization Long/Short Equity Fund......       54,057          (11,148)
Laudus Rosenberg
  Global Long/Short Equity Fund.............................      225,106           16,439
Laudus Rosenberg
  Value Long/Short Equity Fund..............................      379,955          (32,754)

The tax character of distributions paid during the fiscal year ended March 31, 2005 was as follows:

                                                          Ordinary      Long-Term     Total Taxable         Total
                                                           Income     Capital Gains   Distributions   Distributions Paid
------------------------------------------------------------------------------------------------------------------------
Laudus Rosenberg U.S. Large Capitalization Fund........  $  385,330   $    352,834    $    738,184       $    738,184
Laudus Rosenberg U.S. Large Capitalization Growth
Fund...................................................      28,198             --          28,198             28,198
Laudus Rosenberg U.S. Discovery Fund...................   1,592,905      1,388,597       2,981,502          2,981,502
Laudus Rosenberg U.S. Small Capitalization Fund........   2,204,683    144,186,941     146,391,624        146,391,624
Laudus Rosenberg International Equity Fund.............      90,132             --          90,132             90,132
Laudus Rosenberg International Small Capitalization
Fund...................................................   5,709,267      7,138,964      12,848,231         12,848,231
Laudus Rosenberg U.S. Large/Mid Capitalization
Long/Short Equity Fund.................................          --             --              --                 --
Laudus Rosenberg Global Long/Short Equity Fund.........          --             --              --                 --
Laudus Rosenberg Value Long/Short Equity Fund..........          --             --              --                 --

The tax character of distributions paid during the fiscal year ended March 31, 2004 was as follows:

                                                                                                             Total
                                                             Ordinary      Long-Term     Total Taxable   Distributions
                                                              Income     Capital Gains   Distributions       Paid
----------------------------------------------------------------------------------------------------------------------
Laudus Rosenberg U.S. Large Capitalization Fund...........  $  145,000    $        --     $   145,000     $   145,000
Laudus Rosenberg U.S. Large Capitalization Growth Fund....      45,000             --          45,000          45,000
Laudus Rosenberg U.S. Discovery Fund......................     732,029        180,616         912,645         912,645
Laudus Rosenberg U.S. Small Capitalization Fund...........   3,165,283     17,089,266*     20,254,549      20,254,549


134  Laudus Funds Annual Report

Financial Statements--Notes to Financial Statements continued


                                                                                                             Total
                                                             Ordinary      Long-Term     Total Taxable   Distributions
                                                              Income     Capital Gains   Distributions       Paid
----------------------------------------------------------------------------------------------------------------------
Laudus Rosenberg International Equity Fund................     120,000             --         120,000         120,000
Laudus Rosenberg International Small Capitalization
Fund......................................................     794,958             --         794,958         794,958
Laudus Rosenberg European Fund............................     150,000             --         150,000         150,000
Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short
Equity Fund...............................................          --             --              --              --
Laudus Rosenberg Global Long/Short Equity Fund............          --             --              --              --
Laudus Rosenberg Value Long/Short Equity Fund.............          --             --              --              --
* The Fund's net long-term capital gains distribution designated for federal income tax purposes differs from the amount on the Statement of Changes due to the utilization of earnings and profit distributed to shareholders upon redemption of shares. As such, the total amount designated for federal income tax purposes for long-term capital gains is $17,352,076.

As of March 31, 2005, the following is the net capital loss carry forward, which is available to offset future realized gains.

                                                                              Expires
                                   ----------------------------------------------------------------------------------------------
                                     2006     2007      2008          2009          2010         2011         2012         2013
                                   ----------------------------------------------------------------------------------------------
   Laudus Rosenberg
    U.S. Large Capitalization
    Fund.........................  $     --   $--    $        --   $        --   $       --   $       --   $        --   $     --
   Laudus Rosenberg
   U.S. Large Capitalization
   Growth Fund...................        --    --             --            --      320,412      451,611            --    193,612
   Laudus Rosenberg
   U.S. Discovery Fund...........        --    --             --            --           --           --            --         --
   Laudus Rosenberg
   U.S. Small Capitalization
   Fund..........................        --    --             --            --           --           --            --         --
   Laudus Rosenberg
   International Equity Fund.....   282,014    --          7,313            --      300,427    1,715,777            --         --
   Laudus Rosenberg
   International Small
   Capitalization Fund...........        --    --             --            --           --           --            --         --
   Laudus Rosenberg
   U.S. Large/Mid Capitalization
   Long/Short Equity Fund........        --    --        429,084            --      659,336           --     2,980,970    385,119
   Laudus Rosenberg
   Global Long/Short Equity
   Fund..........................        --    --             --            --      397,465           --     1,873,304    177,288
   Laudus Rosenberg
   Value Long/Short Equity
   Fund..........................        --    --     27,982,004    11,040,106           --           --    20,890,231         --

                                     Expires
                                   -----------
                                      Total
                                   -----------
   Laudus Rosenberg
    U.S. Large Capitalization
    Fund.........................  $        --
   Laudus Rosenberg
   U.S. Large Capitalization
   Growth Fund...................      965,635
   Laudus Rosenberg
   U.S. Discovery Fund...........           --
   Laudus Rosenberg
   U.S. Small Capitalization
   Fund..........................           --
   Laudus Rosenberg
   International Equity Fund.....    2,305,531
   Laudus Rosenberg
   International Small
   Capitalization Fund...........           --
   Laudus Rosenberg
   U.S. Large/Mid Capitalization
   Long/Short Equity Fund........    4,454,509
   Laudus Rosenberg
   Global Long/Short Equity
   Fund..........................    2,448,057
   Laudus Rosenberg
   Value Long/Short Equity
   Fund..........................   59,912,341

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended March 31, 2005, the Funds deferred to April 1, 2005 post October capital losses of:

                                                              Capital Losses        Currency Losses
---------------------------------------------------------------------------------------------------
Laudus Rosenberg U.S. Large Capitalization Fund.............      $   --               $     --
Laudus Rosenberg U.S. Large Capitalization Growth Fund......          --                     --
Laudus Rosenberg U.S. Discovery Fund........................          --                     --
Laudus Rosenberg U.S. Small Capitalization Fund.............          --                     --
Laudus Rosenberg International Equity Fund..................          --                 39,214
Laudus Rosenberg International Small Capitalization Fund....          --                 33,397
Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short
Equity Fund.................................................          --                     --
Laudus Rosenberg Global Long/Short Equity Fund..............          --                  7,726
Laudus Rosenberg Value Long/Short Equity Fund...............          --                     --


                                                 Laudus Funds Annual Report  135

Financial Statements--Notes to Financial Statements continued


As of March 31, 2005, the components of distributable earnings/accumulated (losses) on a tax basis were as follows:

                                               Undistributed
                               Undistributed     Long-Term                   Accumulated                      Total
                                 Ordinary         Capital      Accumulated   Capital and     Unrealized    Accumulated
                                  Income           Gains        Earnings     Other Losses   Appreciation      Losses
-----------------------------------------------------------------------------------------------------------------------
Laudus Rosenberg U.S. Large
  Capitalization Fund........   $  106,524      $1,941,119     $ 2,047,643   $         --   $ 7,061,121    $  9,108,764
Laudus Rosenberg U.S. Large
Capitalization Growth Fund...        4,721              --           4,721       (965,635)      443,477        (517,437)
Laudus Rosenberg U.S.
Discovery Fund...............           --       2,011,612       2,011,612             --    35,166,957      37,178,569
Laudus Rosenberg U.S. Small
Capitalization Fund..........    2,130,225      66,011,321      68,141,546             --   298,635,801     366,777,347
Laudus Rosenberg
International Equity Fund....       88,732              --          88,732     (2,344,745)    3,496,630       1,240,617
Laudus Rosenberg
International Small
Capitalization Fund..........    7,496,766       7,348,637      14,845,403        (33,397)   74,310,170      89,122,176
Laudus Rosenberg U.S. Large/
Mid Capitalization Long/Short
Equity Fund..................           --              --              --     (4,454,509)    3,903,731        (550,778)
Laudus Rosenberg Global Long/
Short Equity Fund............           --              --              --     (2,455,783)    2,891,373         435,590
Laudus Rosenberg Value Long/
Short Equity Fund............           --              --              --    (59,912,341)   26,397,172     (33,515,169)

The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, return of capital adjustments from REITs, and unrealized gains/(losses) on investments in passive foreign investment companies.

136  Laudus Funds Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Laudus Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of portfolio investments and statements of securities sold short, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Growth Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Small Capitalization Fund, Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, Laudus Rosenberg Global Long/Short Equity Fund, and Laudus Rosenberg Value Long/Short Equity Fund (the "Funds") at March 31, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities and securities sold short at March 31, 2005 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
May 27, 2005



                                                 Laudus Funds Annual Report  137

OTHER TAX INFORMATION (UNAUDITED)

For corporate shareholders, the following percentage of the total ordinary income dividends paid during the fiscal year ended March 31, 2005, qualify for the corporate dividends received deduction for the following Funds:

                                                               Dividends Received
                                                                   Deduction
---------------------------------------------------------------------------------
Laudus Rosenberg U.S. Large Capitalization Fund.............         100.00%
Laudus Rosenberg U.S. Large Capitalization Growth Fund......         100.00%
Laudus Rosenberg U.S. Discovery Fund........................          52.37%
Laudus Rosenberg U.S. Small Capitalization Fund.............         100.00%
Laudus Rosenberg International Equity Fund..................           0.00%
Laudus Rosenberg International Small Capitalization Fund....           0.00%
Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short
Equity Fund.................................................           0.00%
Laudus Rosenberg Global Long/Short Equity Fund..............           0.00%
Laudus Rosenberg Value Long/Short Equity Fund...............           0.00%

The Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, and Laudus Rosenberg Global Long/Short Equity Fund may elect to pass on the benefits of the foreign tax credit $28,602, $524,718 and $0 respectively, to its shareholders for the year ended March 31, 2005.

For the fiscal year March 31, 2005, certain dividends paid by the Funds may be subject to maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2005 Form 1099-DIV.

For the year ended March 31, 2005, the following Funds paid qualified dividend income of:

                                                                  Qualified
                                                               Dividend Income
------------------------------------------------------------------------------
Laudus Rosenberg U.S. Large Capitalization Fund.............     $  385,330
Laudus Rosenberg U.S. Large Capitalization Growth Fund......         28,198
Laudus Rosenberg U.S. Discovery Fund........................        831,028
Laudus Rosenberg U.S. Small Capitalization Fund.............      2,204,683
Laudus Rosenberg International Equity Fund..................        136,786
Laudus Rosenberg International Small Capitalization Fund....      6,340,312
Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short
Equity Fund.................................................             --
Laudus Rosenberg Global Long/Short Equity Fund..............             --
Laudus Rosenberg Value Long/Short Equity Fund...............             --

138  Laudus Funds Annual Report

Trustees and Officers of Laudus Trust as of 3/31/05

INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------
Name, Address* and
Age of Trustee; (Term                                         Number of
of Office** and                                               Portfolios in
Length of              Principal Occupation(s)                Fund Complex
Time Served)           During Past Five Years                 Overseen       Other Directorships Held by Trustee
------------------------------------------------------------------------------------------------------------------
Jeffrey M. Lyons(##)   Executive Vice President, Active       10(#)          Mr. Lyons is also a Trustee of the
50                     Trader, Charles Schwab & Co., Inc.,                   Laudus Variable Insurance Trust.
(since 1/04)           July 2004 to present. Executive Vice
                       President, Asset Management Products
                       & Services, Charles Schwab & Co.,
                       Inc., September 2001 to July 2004.
                       Prior to September 2001, Mr. Lyons
                       was Executive Vice President, Mutual
                       Funds, Charles Schwab & Co., Inc.
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------
Mariann Byerwalter(+)  Chairman of JDN Corporate Advisory     63(***)        Ms. Byerwalter is also a Trustee of
44                     LLC. From 1996 to 2001, Ms.                           each portfolio of the Laudus Variable
(since 1/04)           Byerwalter was the Vice President for                 Insurance Trust, The Charles Schwab
                       Business Affairs and Chief Financial                  Family of Funds, Schwab Investments,
                       Officer of Stanford University and,                   Schwab Annuity Portfolios and Schwab
                       in 2001, Special Adviser to the                       Capital Trust (consisting of 53
                       President of Stanford University.                     portfolios). She is on the Board of
                                                                             Stanford University, America First
                                                                             Companies, Omaha, NE (venture
                                                                             capital/fund management), Redwood
                                                                             Trust, Inc. (mortgage finance),
                                                                             Stanford Hospitals and Clinics, SRI
                                                                             International (research), PMI Group,
                                                                             Inc. (mortgage insurance), Lucile
                                                                             Packard Children's Hospital and
                                                                             Pacific Life Insurance Company.
------------------------------------------------------------------------------------------------------------------
William A. Hasler(+)   Dean Emeritus, Haas Schools of         63(***)        Mr. Hasler is also a Trustee of each
63                     Business, University of California,                   portfolio of the Laudus Variable
(since 1/04)           Berkeley (higher education). Mr.                      Insurance Trust, The Charles Schwab
                       Hasler served as Dean until August                    Family of Funds, Schwab Investments,
                       1998.                                                 Schwab Annuity Portfolios and Schwab
                                                                             Capital Trust (consisting of 53
                                                                             portfolios). He is on the Board of
                                                                             Directors of Aphton Corporation (bio-
                                                                             pharmaceuticals), Mission West
                                                                             Properties (commercial real estate),
                                                                             TOUSA (home building), Stratex
                                                                             Networks (a network equipment
                                                                             corporation) and Solectron
                                                                             Corporation where he is also
                                                                             Non-Executive Chairman
                                                                             (manufacturing). Mr. Hasler is also a
                                                                             Public Governor and member of the
                                                                             Executive Committee for the Pacific
                                                                             Stock & Options Exchange.
------------------------------------------------------------------------------------------------------------------
Nils H. Hakansson(+)   Sylvan C. Coleman Professor of         10(#)          Mr. Hakansson is also a Trustee of
67                     Finance and Accounting, Emeritus Haas                 the Laudus Variable Insurance Trust.
(since 3/90)           School of Business, University of
                       California, Berkeley, July 1969 to
                       January 2003.

(*) The mailing address of each of the Trustees is c/o Laudus Trust, 3435 Stelzer Road, Columbus, OH 43219.

(**)  There is no stated term of office for the Trustees of the Trust.

(***) This includes 53 Schwab Funds, 9 series of the Trust and the sole series of the Laudus Variable Insurance Trust.

(#) This includes 9 series of the Trust and the sole series of the Laudus Variable Insurance Trust.

(##) Mr. Lyons is an "interested person," as defined in the 1940 Act, because he is an officer and employee of Charles Schwab & Co.

(+)   Member of the Audit Committee.

The Statement of Additional Information includes additional information about Fund Trustees and is available, without charge, upon written request, or by calling toll-free 1.866.452.8387.

                                                 Laudus Funds Annual Report  139

Trustees and Officers of Laudus Trust continued


OFFICERS OF LAUDUS TRUST

-------------------------------------------------------------------------------------------------------------------
Name, Address* and
Age of Officer (Term of
Office** and Length of Time   Position with
Served)                       the Trust                Principal Occupation(s) During Past Five Years
-------------------------------------------------------------------------------------------------------------------
Jana Thompson, 46             President and Chief      Senior Vice President, Charles Schwab & Co., Inc. and CSIM,
(1/04-present)                Executive Officer        February 2004 to present; Vice President, Charles Schwab &
                                                       Co., Inc., 2000 to February 2004.
-------------------------------------------------------------------------------------------------------------------
Randall Fillmore, 44          Chief Compliance         Senior Vice President, Institutional Compliance and Chief
(9/04-present)                Officer                  Compliance Officer, CSIM, September 2004 to present; Vice
                                                       President, Charles Schwab & Co., Inc., and CSIM, 2002 to
                                                       2003; Vice President of Internal Audit, Charles Schwab &
                                                       Co., Inc., 2000 to 2002. Prior to 2000, with
                                                       PricewaterhouseCoopers.
-------------------------------------------------------------------------------------------------------------------
Jeffrey Mortimer, 41          Vice President and       Senior Vice President and Chief Investment Officer,
(6/04-present)                Chief Investment         equities, CSIM, May 2004 to present; Vice President CSIM,
                              Officer                  1999 to May 2004.
-------------------------------------------------------------------------------------------------------------------
Bill Thomas, 42               Vice President           Senior Vice President, Charles Schwab & Co., Inc., Asset
(6/04-present)                                         Management Products and Services and Fund Administration,
                                                       May 2000 to present; Managing Director, Scudder Kemper
                                                       Investments, 1997 to 2000.
-------------------------------------------------------------------------------------------------------------------
Alison Baur, 40               Chief Legal Officer      Vice President, Charles Schwab & Co., Inc. since June 1999;
(1/04-present)                                         Associate General Counsel, Charles Schwab & Co., Inc. since
                                                       2003; Senior Corporate Counsel, Charles Schwab & Co., Inc.,
                                                       June 1999 to 2003; Chief Legal Officer & Secretary,
                                                       Excelsior Funds, 2001 to 2004; Chief Legal Officer,
                                                       Excelsior Directional Hedge Fund and Excelsior Private
                                                       Equity Funds, 2001 to 2004.
-------------------------------------------------------------------------------------------------------------------
David Rosenberg, 40           Vice President           Vice President, Investment Administration, CSIM, December
(6/04-present)                                         2001 to Present; Director of Investment Management, CSIM,
                                                       1998 to December 2001.
-------------------------------------------------------------------------------------------------------------------
Daniel Kern, 43               Assistant Treasurer      Vice President, Investment Operations, CSIM, December 2004
(3/05-present)                                         to present; Vice President, Internal Audit, Charles Schwab
                                                       Corporation, January 2003 to December 2004. Prior to January
                                                       2003, Managing Director and Principal, Montgomery Asset
                                                       Management.
-------------------------------------------------------------------------------------------------------------------
Alice Schulman, 55            Clerk                    Vice President & Assistant Secretary, CSIM, 2003 to present;
(1/04-present)                                         Assistant Secretary, The Charles Schwab Bank, N.A., 2003 to
                                                       present; Assistant Secretary, Schwab Funds, 2000 to present;
                                                       Director, Project Management, CSIM, 2000 to 2003;
                                                       Consultant, 1998 to 2000.
-------------------------------------------------------------------------------------------------------------------
Troy Sheets, 33               Chief Financial Officer  Vice President of Financial Services, BISYS Fund Services,
(9/02-present)                                         2002 to present; Senior Manager, KPMG LLP, 2000 to 2002;
                                                       Manager, KPMG LLP, 1998 to 2000.
-------------------------------------------------------------------------------------------------------------------
Elizabeth Lawrence, 41        Vice President           Senior Vice President, BISYS Fund Services, 2001 to present;
(9/02-present)                                         Vice President and Senior Manager, Client Services and
                                                       Operations, PFPC, Inc., May 2000 to 2001; Director of Client
                                                       Services, PFPC, Inc., 1997 to May 2000.
-------------------------------------------------------------------------------------------------------------------
Alaina V. Metz, 37            Assistant Clerk          Chief Administrative Officer, BISYS Fund Services, 1995 to
(6/99-present)                                         present.

(*) The mailing address of each of the officers is c/o Laudus Trust, 3435 Stelzer Road, Columbus, OH 43219.

(**) There is no stated term of office for the officers of the Trust.


140  Laudus Funds Annual Report

Definitions, Terms and Other Information

90 DAY T-BILL is a short-term discounted, government debt instrument of 90 days or less, issued in $10,000 denominations that pay its face value at maturity. The government issues Treasury bills weekly.

ALPHA is a measure of a fund's risk-adjusted return. Alpha can be used to directly measure the value added or subtracted by a fund's manager. It is calculated by measuring the difference between a fund's actual returns and its expected performance given its level of market risk as measured by beta.

BETA is a measure of the volatility of a stock relative to the overall market. A beta of less than one indicates lower historical risk than the market; a beta of more than one indicates higher historical risk than the market.

GDP, OR GROSS DOMESTIC PRODUCT, is the market value of the goods and services produced by labor and property in the United States.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST INDEX (MSCI-EAFE(R)) is an international, unmanaged, weighted stock market index that includes over 1,000 securities listed on the stock exchanges of 21 developed market countries from Europe, Australia, and the Far East.

NOMURA GLOBAL SMALL CAP INDEX EXCLUDING THE U.S. (NGSCEXUS) is an unmanaged index that represents the performance of companies in the lowest 15% by market capitalization in 22 developed markets other than the U.S.

PRICE EARNINGS RATIO is the price of a stock divided by its historical earnings per share.

PRICE TO BOOK compares the stock's market value to the value of the total assets less the total liabilities.

PRICE TO CASH FLOW is the price of a stock dividend by its reported cash flow per share.

RELATIVE STRENGTH is the rate that a stock falls relative to other stocks in a falling market or rises relative to other stocks in a rising market.

RETURN ON EQUITY represents the amount earned on a company's common stock investment for a given period, calculated by dividing common stock equity into net income for the period after preferred stock dividends but before common stock dividends.

RUSSELL 1000(R) GROWTH INDEX measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 1000(R) INDEX measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

RUSSELL 2000(R) INDEX measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

RUSSELL 2500(TM) INDEX measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request by visiting www.laudusfunds.com, the Securities and Exchange Commission's website at http://www.sec.gov, or by contacting Laudus Funds at 866.452.8387.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by visiting www.laudusfunds.com, or the Securities and Exchange Commission's website at www.sec.gov.

QUARTERLY DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The information filed on a fund's most recent Form N-Q is also available at www.laudusfunds.com.




                                                Laudus Funds Annual Report  141

                      (This Page Intentionally Left Blank)





142  Laudus Funds Annual Report

                      (This Page Intentionally Left Blank)




                                                 Laudus Funds Annual Report  143

                      (This Page Intentionally Left Blank)



144  Laudus Funds Annual Report

                                                      (LAUDUS FUNDS LOGO)




                                                       COMMAND PERFORMANCE(TM)

FOR MORE INFORMATION ABOUT THE FUNDS:

MANAGER                                                INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Charles Schwab Investment Management, Inc.             PricewaterhouseCoopers LLP
101 Montgomery Street                                  333 Market Street
San Francisco, California 94104                        San Francisco, California 94105-2119

SUB-ADVISER                                            LEGAL COUNSEL
AXA Rosenberg Investment Management LLC                Morgan, Lewis & Bockius LLP
4 Orinda Way, Building E                               1701 Market Street
Orinda, California 94563                               Philadelphia, Pennsylvania 19103

ADMINISTRATOR,TRANSFER AGENT AND                       SHAREHOLDER SERVICES
DIVIDEND PAYING AGENT                                  1.866.452.8387   Institutional Shares
BISYS Fund Services Ohio, Inc.                         1.866.452.8387   Registered Investment Professionals
3435 Stelzer Road                                      1.800.447.3332   Investor and Adviser Shares
Columbus, Ohio 43219
                                                       www.laudusfunds.com
CUSTODIANS OF ASSETS
Custodial Trust Company
101 Carnegie Center
Princeton, New Jersey 08540

State Street Bank and Trust Company
Mutual Funds Division
Boston, Massachusetts 02102

This report is for the information of the shareholders of the Laudus Trust. Its use in connection with any offering of the Trust's shares is authorized only in case of concurrent or prior delivery of the current prospectus.

2005-3054-BAR

ITEM 2. CODE OF ETHICS.

     Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

     THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS. THIS CODE OF ETHICS IS INCLUDED AS EXHIBIT 12 (A)(1).

     The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

     If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

     DURING THE PERIOD COVERED BY THE REPORT, WITH RESPECT TO THE REGISTRANT'S CODE OF ETHICS THAT APPLIES TO ITS PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS; THERE HAVE BEEN NO AMENDMENTS TO, NOR ANY WAIVERS GRANTED FROM, A PROVISION THAT RELATES TO ANY ELEMENT OF THE CODE OF ETHICS DEFINITION ENUMERATED IN PARAGRAPH (B) OF THIS ITEM 2.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

         (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

                  (i) Has at least one audit committee financial expert serving on its audit committee; or

                  (ii) Does not have an audit committee financial expert serving on its audit committee.

              (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

                  (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

                  (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

              (3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1) THE REGISTRANT'S BOARD OF DIRECTORS HAS DETERMINED THAT THE REGISTRANT HAS AT LEAST ONE AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE.

3(a)(2) THE AUDIT COMMITTEE FINANCIAL EXPERT IS NILS H. HAKANSSON, WHO IS "INDEPENDENT" FOR PURPOSES OF THIS ITEM 3 OF FORM N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.
                           2004: $254,650   2005: $237,605

         (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.
                           2004: NONE       2005: NONE

         (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.
                           2004: $69,075    2005: $65,365

           FEES FOR ARE FOR PREPARATION AND REVIEW OF TAX RETURNS AND
                        REVIEW OF EXCISE DISTRIBUTIONS.

         (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.
                           2004: NONE       2005: NONE
         (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

                REGISTRANT'S AUDIT COMMITTEE MEETS WITH THE PRINCIPAL ACCOUNTANTS AND MANAGEMENT TO REVIEW AND PRE-APPROVE ALL AUDIT SERVICES TO BE PROVIDED BY THE PRINCIPAL ACCOUNTANTS. THE AUDIT COMMITTEE SHALL PRE-APPROVE ALL AUDITING SERVICES AND PERMISSIBLE NON-AUDIT SERVICES (E.G., TAX SERVICES) TO BE PROVIDED TO THE FUNDS BY THE AUDITOR, INCLUDING THE FEES THEREFOR AND HAS NOT ADOPTED PRE-APPROVAL POLICIES AND PROCEDURES AS DESCRIBED IN RULE 2-01(C)(7)(I)(B) OF REG. S-X.

             (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

                           2004: 0% 2005: 0%

         (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.
                           2004: 0% 2005: 0%

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.
                           2004: $69,075    2005: $65,365

         (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.
                           NOT APPLICABLE.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

         (a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
                  Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

         (b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

NOT APPLICABLE FOR TRUST - NOT A LISTED REGISTRANT.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.
NOT APPLICABLE - COMPLETE SCHEDULE OF INVESTMENTS IS INCLUDED IN ITEM 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

NOT APPLICABLE - DISCLOSURE ONLY REQUIRED FOR CLOSED-END FUNDS.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

NOT APPLICABLE - DISCLOSURE ONLY REQUIRED FOR CLOSED-END FUNDS.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

NOT APPLICABLE - DISCLOSURE ONLY REQUIRED FOR CLOSED-END FUNDS AND AFFILIATED PURCHASERS.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

NO MATERIAL CHANGES.


ITEM 11. CONTROLS AND PROCEDURES.

         (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER HAVE CONCLUDED, BASED ON THEIR EVALUATION OF THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES AS CONDUCTED WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT, THAT THESE DISCLOSURE CONTROLS AND PROCEDURES ARE REASONABLY EFFECTIVE TO ENSURE THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT ON FORM N-CSR IS (I) ACCUMULATED AND COMMUNICATED TO THE INVESTMENT COMPANY'S MANAGEMENT, INCLUDING ITS CERTIFYING OFFICERS, TO ALLOW TIMELY DECISIONS REGARDING REQUIRED DISCLOSURE; AND (II) RECORDED, PROCESSED, SUMMARIZED AND REPORTED WITHIN THE TIME PERIODS SPECIFIED IN THE SECURITIES AND EXCHANGE COMMISSION'S RULES AND FORMS.

(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE SECOND FISCAL QUARTER OF THE PERIOD COVERED BY THIS REPORT THAT HAVE MATERIALLY AFFECTED OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 12. EXHIBITS.

         (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

         (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. THE CODE OF ETHICS THAT IS THE SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2 IS ATTACHED HERETO.

         (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2). CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002 ARE ATTACHED HERETO.

         (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. NOT APPLICABLE.

         (b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference. CERTIFICATIONS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 ARE ATTACHED HERETO.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      Laudus Trust
            --------------------------------------------------------------

By (Signature and Title)*  /s/Troy A. Sheets, CFO
                         ----------------------------


Date     June 6, 2005
    -------------------------------------------------------------------

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/Troy A. Sheets, CFO
                         ----------------------------


Date     June 6, 2005
    -------------------------------------------------------------------

By (Signature and Title)*  /s/Jana D. Thompson, President
                         -------------------------------------


Date     June 6, 2005
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.